    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2005
                                           REGISTRATION STATEMENT NO. 333-124309

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------


                           AMENDMENT NO. 1 TO FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               -------------------

                       GREENPOINT MORTGAGE SECURITIES LLC
             (Exact Name of Registrant as Specified in Its Charter)

                     Delaware                       20-0326233
               (State of Formation)     (IRS Employer Identification No.)

                               -------------------

                     100 Wood Hollow Drive, Doorstop #32210
                            Novato, California 94945
             (Address of Principal Executive Offices of Registrant)
                               -------------------

                                Irene D. Gilbert
                     100 Wood Hollow Drive, Doorstop #32210
                            Novato, California 94945
                                 (415) 878-5405
 (Name, Address and Telephone Number, including area code, of Agent for Service)

                               -------------------


                                    COPY TO:

                          Christopher J. DiAngelo, Esq.
                              Dewey Ballantine LLP
                           1301 Avenue of the Americas
                            New York, New York 10019

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is filed as a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                         CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
                                                                                    PROPOSED
                                                                                    MAXIMUM
                                           AMOUNT              PROPOSED MAXIMUM     AGGREGATE          AMOUNT OF
TITLE OF SECURITIES BEING                  TO BE               AGGREGATE PRICE      OFFERING           REGISTRATION
REGISTERED                                 REGISTERED          PER UNIT(1)          PRICE(1)           FEE(2)(3)(4)
----------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                    $4,464,437,000      100%                 $4,464,437,000     $525,464.24
----------------------------------------------------------------------------------------------------------------------


(1)  Estimated solely for the purpose of calculating the registration fee.


(2) $117.70 (registration fee relating to $1,000,000 of securities) paid by wire transfer on April 22, 2005.

(3) In accordance with Rule 429 under the Securities Act of 1933, the Prospectus included herein is a combined prospectus which also relates to the Registrant's Registration Statement on Form S-3, File No. 333-108405-01 (the "Prior Registration Statement"). The amount of securities eligible to be sold under the Prior Registration Statement ($1,111,313,000 as of September 13, 2005) shall be carried forward to this Registration Statement. The filing fee related to this amount being carried forward pursuant to Rule 429 was paid with the Prior Registration Statement.

(4) In accordance with Rule 457(p) under the Securities Act of 1933, registration fees in the amount of $525,346.54 are being offset against the registration fee that is currently due. The amount that is being offset represents the portion of the previously paid filing fees associated with unsold securities registered on a GreenPoint Credit LLC registration statement (file no. 333-46102, dated November 20, 2000).

                               ------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

Prospectus Supplement Dated _________, 200_

(To Prospectus Dated September 16, 2005)


                                   $__________
                                  (Approximate)

                    [Logo] GREENPOINT MORTGAGE SECURITIES LLC
                                     Sponsor

                        GreenPoint Mortgage Funding, Inc.
                               Seller and Servicer

                   GreenPoint Home Equity Loan Trust 200__-__
              Home Equity Loan Asset-Backed Notes, Series 200__-__
             $__________ Class A-1 Variable Rate Asset-Backed Notes
             $__________ Class A-2 Variable Rate Asset-Backed Notes

                                 [INSURER LOGO]

The trust will issue:

o    Two classes of senior Class A notes, that are offered for sale.

o    A single residual certificate that is not offered for sale.

The Class A notes:

o    Represent debt obligations in a trust, whose assets consist of two pools:

     o The first pool consists of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans.

     o The second pool consists of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans that do not so conform.

o    Currently have no trading market.

o Receive distributions on the 15th day of each month (or if such day is not a business day, the next business day), beginning on _____, 200__.

o Will have the benefit of an insurance policy from the insurer, which will guarantee timely payment of interest and the ultimate payment of principal, as described in this prospectus supplement.

--------------------------------------------------------------------------------

Consider carefully the risk factors beginning on page S-12 of this prospectus supplement and on page 8 of the accompanying prospectus.

The Class A notes represent obligations of the trust only and do not represent an interest in or obligation of GreenPoint Mortgage Securities LLC, GreenPoint Mortgage Funding, Inc., the indenture trustee, the owner trustee, or any of their affiliates (other than as described herein).

This prospectus supplement may be used to offer and sell the Class A notes only if accompanied by the prospectus.

--------------------------------------------------------------------------------

          [The underwriter], as underwriter, will buy the Class A notes from GreenPoint Mortgage Securities LLC at a price equal to approximately [$_____]/[_____% of their face value]. GreenPoint Mortgage Securities LLC will pay the expenses related to the issuance of the Class A notes from the proceeds of this sale. The residual certificate will not be offered and will be retained by GreenPoint Mortgage Securities LLC. The underwriter proposes to sell the Class A notes purchased by it from time to time in negotiated transactions or otherwise, at prices determined at the time of sale. GreenPoint Mortgage Securities LLC has agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is accurate or complete. Any representation to the contrary is a criminal offense.

                               [Underwriter Logo]

________, 200__

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

          We tell you about the Class A notes in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to the Class A notes, and (2) this prospectus supplement, which describes the specific terms of the Class A notes and may be different from the information in the prospectus.

          If the terms of your class of notes and any other information contained herein vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

          You can find a listing of the pages where terms used in this prospectus supplement are defined under "Index of Defined Terms" beginning on page S-68 in this prospectus supplement.

          The underwriter may engage in transactions that stabilize, maintain, or in some way affect the price of the Class A notes. These types of transactions may include stabilizing the purchase of notes to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, please read the section entitled "Method of Distribution" in this prospectus supplement.

          Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the securities offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities offered hereby will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                TABLE OF CONTENTS
                              Prospectus Supplement


SUMMARY......................................................................S-6
RISK FACTORS................................................................S-12
FORMATION OF THE TRUST......................................................S-16
THE TRUST PROPERTY..........................................................S-17
THE INSURER AND THE POLICY..................................................S-17
GREENPOINT MORTGAGE FUNDING, INC. ..........................................S-19
THE COMPANY'S MORTGAGE LOAN PROGRAM.........................................S-20
THE SPONSOR.................................................................S-22
THE CREDIT RISK MANAGER.....................................................S-22
DESCRIPTION OF THE MORTGAGE LOANS...........................................S-22
YIELD, MATURITY AND PREPAYMENT CONSIDERATIONS...............................S-35
POOL FACTOR AND TRADING INFORMATION.........................................S-42
DESCRIPTION OF THE CLASS A NOTES............................................S-43
CERTAIN PROVISIONS OF THE SALE AND SERVICING AGREEMENT......................S-52
USE OF PROCEEDS.............................................................S-62
MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................................S-62
STATE AND LOCAL TAX CONSEQUENCES............................................S-64
ERISA CONSIDERATIONS........................................................S-64
LEGAL INVESTMENT CONSIDERATIONS.............................................S-65
METHOD OF DISTRIBUTION......................................................S-65
LEGAL MATTERS...............................................................S-66
EXPERTS.....................................................................S-66
RATINGS.....................................................................S-66
INDEX OF DEFINED TERMS......................................................S-68
ANNEX I: INSURER'S AUDITED FINANCIAL STATEMENTS.............................S-72
ANNEX II: CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES............S-73


                                   Prospectus

SUMMARY OF PROSPECTUS.........................................................__
RISK FACTORS..................................................................__
THE TRUST.....................................................................__
USE OF PROCEEDS...............................................................__
THE SPONSOR...................................................................__
LOAN PROGRAM..................................................................__
DESCRIPTION OF THE SECURITIES.................................................__
CREDIT ENHANCEMENT............................................................__
YIELD AND PREPAYMENT CONSIDERATIONS...........................................__
THE AGREEMENTS................................................................__
CERTAIN LEGAL ASPECTS OF THE LOANS............................................__
MATERIAL FEDERAL INCOME TAX CONSEQUENCES......................................__
STATE TAX CONSIDERATIONS......................................................__

ERISA CONSIDERATIONS..........................................................__
LEGAL INVESTMENT..............................................................__
METHOD OF DISTRIBUTION........................................................__
LEGAL MATTERS.................................................................__
FINANCIAL INFORMATION.........................................................__
AVAILABLE INFORMATION.........................................................__
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................__
RATING........................................................................__
INDEX OF DEFINED TERMS........................................................__

                       WHERE YOU CAN FIND MORE INFORMATION

          Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:

          New York Regional Office   Chicago Regional Office
          233 Broadway               Citicorp Center
          New York, New York 10279   500 West Madison Street, Suite 1400
                                     Chicago, Illinois 60661

          Please call the SEC at (800) 732-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.

          The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information. The documents described in the accompanying prospectus under "Incorporation of Certain Documents by Reference" are incorporated herein by reference.


          This prospectus supplement and the accompanying prospectus are part of a registration statement filed by the sponsor with the SEC (Registration No. 333-124309). You may request a free copy of any of the above filings by writing or calling:


                    GreenPoint Mortgage Securities LLC
                    100 Wood Hollow Drive
                    Doorstop #32210
                    Novato, California 94945
                    Attention: Irene D. Gilbert
                    (415) 878-5405

          You should rely only on the information provided in this prospectus supplement or the accompanying prospectus or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus or that the information incorporated by reference herein is accurate as of any date other than the date stated therein. This document may only be used where it is legal to sell these securities.

          We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

          o The accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

          o This prospectus supplement, which describes the specific terms of your series of certificates.

          The sponsor's principal executive offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is
(415) 878-5405.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions.

          Some of the statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," "assumed characteristics," "structuring assumptions," "prepayment assumption," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                     SUMMARY

     o This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the notes, read carefully this entire prospectus supplement and the accompanying prospectus.

     o This summary provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

                                   ----------

                    GreenPoint Home Equity Loan Trust 200_-_
                      Home Equity Loan Asset-Backed Notes,
                                  Series 200_-_
                       Class A-1 Notes and Class A-2 Notes

                                                                     Initial Rating
                                                                  of Offered Notes(1)
                    Initial                                       -------------------
                   Principal    Interest Rate   Final Scheduled       S&P    Moody's
    Security        Balance      (per annum)      Payment Date      Rating    Rating
---------------   -----------   -------------   ---------------     ------   -------
Class A-1 Notes   $__________      Variable       _____, 200_       ______    _____
Class A-2 Notes   $__________      Variable       _____, 200_       ______    _____

----------
(1) A description of the ratings of the Class A notes is set forth under the heading "Ratings" in this prospectus supplement.

          The trust will issue the Class A notes in book-entry form through the facilities of the Depository Trust Company.

          We refer you to "Description of the Class A Notes--General" and "--Book-Entry Securities" in this prospectus supplement for more detail.

                                   ----------

Trust:               GreenPoint Home Equity Loan Trust 200_-_.

Sponsor:             GreenPoint Mortgage Securities LLC

Servicer:            GreenPoint Mortgage Funding, Inc.

Sellers:             GreenPoint Mortgage Funding, Inc [and _____].

Credit Risk Manager: [Credit Risk Manager].

Owner Trustee:       [Owner Trustee].

Indenture Trustee:   [Indenture Trustee].

Insurer:             [Insurer].

Custodian:           [Custodian].

                                   ----------

Cut-Off Date: The close of business on _____, 200_.

Closing Date: On or about _____, 200_.

Payment Date: The 15th day of each month or if such day is not a business day, the next business day. The first payment date will be _____, 200_.

Record Date:  The business day immediately preceding a payment date unless the notes are no longer book-entry notes, in which case the record date is the last business day of the month preceding the month of a payment date.

                                   ----------

Mortgage Loans

On _____, 200_, the trust will acquire two pools of mortgage loans.

Pool I

The mortgage loans in pool I will consist of:

     o Home equity lines of credit mortgage loans secured by first or second lien deeds of trust on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these home equity lines of credit mortgage loans in pool I had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Credit Limits(1):                                      $_____ to $_____
Average Credit Limit(1):                                                  $_____
Range of Credit Limit Utilization Rates(1):                         ___% to ___%
Weighted Average Credit Limit Utilization Rate(1), (2):                     ___%
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Margins:                                                   ___% to ___%
Weighted Average Margin(1):                                                 ___%
Range of Combined Loan-to-Value Ratios(1):                         ____% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate
(2)  Weighted by Credit Limit

     o Fixed-rate closed-end mortgage loans secured by second lien mortgages on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these closed-end second lien mortgage loans in pool I had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Combined Loan-to-Value Ratios(1):                          ___% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate

Pool II

The mortgage loans in pool II will consist of:

     o Home equity lines of credit mortgage loans secured by first or second lien deeds of trust on residential properties located in __ states [and in the District of Columbia]. As of the close of business on

_____, 200_, these home equity lines of credit mortgage loans in pool II had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Credit Limits(1):                                      $_____ to $_____
Average Credit Limit(1):                                                  $_____
Range of Credit Limit Utilization Rates(1):                         ___% to ___%
Weighted Average Credit Limit Utilization Rate(1), (2):                     ___%
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Margins:                                                   ___% to ___%
Weighted Average Margin(1):                                                 ___%
Range of Combined Loan-to-Value Ratios(1):                         ____% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate
(2)  Weighted by Credit Limit

     o Fixed-rate closed-end mortgage loans secured by second lien mortgages on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these closed-end second lien mortgage loans in pool II had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Combined Loan-to-Value Ratios(1):                          ___% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate

We refer you to "Description of the Mortgage Loans" in this prospectus supplement for more detail on these two pools of mortgage loans.

Trust Property

In addition to pool I and pool II, the trust property will also include cash on deposit in certain accounts and other assets as described in detail elsewhere in this prospectus supplement. The Class A-1 notes will relate to pool I and the Class A-2 notes will relate to pool II.

We refer you to "The Trust Property" in this prospectus supplement for more detail.

Removal of Certain Mortgage Loans

On any payment date, the trust will have a limited right to elect to remove certain mortgage loans from pool I and pool II without providing notice to you. The trust must comply with certain conditions in order to exercise this option.

We refer you to "Certain Provisions of the Sale and Servicing
Agreement--Optional Removals of Mortgage Loans by the Trust" in this prospectus supplement for more detail.

Priority of Distributions

Funds available from payments and other amounts received on the mortgage loans and any amounts available as property of the trust on any payment date will be distributed in accordance with the priority of distributions set forth elsewhere in this prospectus supplement.

We refer you to "Description of the Class A Notes--Priority of Distributions" in this prospectus supplement for more detail.

Interest Distributions

On each payment date and for each class of notes you will be entitled to interest at the applicable interest rate that accrued during the related accrual period.

Class A-1 Interest Rate

     o Interest accrues on the Class A-1 notes from the preceding payment date to the date immediately preceding the next payment date (or from _____, 200_, in the case of the first payment date).

     o For each interest period, interest will generally accrue on the Class A-1 notes at an annual rate of interest equal to one-month LIBOR plus ____% (for each interest period ending on or prior to the date on which the sponsor could first exercise its option to redeem the Class A-1 notes) or one-month LIBOR plus ____% (for each interest period ending after such date); provided, that the interest rate on the Class A-1 notes shall not exceed the maximum rate on the Class A-1 notes, as described under "Description of the Class A Notes--Payment of Interest--Class A-1 Notes."

We refer you to "Description of the Class A Notes--Payment of Interest" in this prospectus supplement for more information.

Class A-2 Interest Rate

     o Interest accrues on the Class A-2 notes from the preceding payment date to the date immediately preceding the next payment date (or from _____, 200_, in the case of the first payment date).

     o For each interest period, interest will generally accrue on the Class A-2 notes at an annual rate of interest equal to one-month LIBOR plus ____% (for each interest period ending on or prior to the date on which the sponsor could first exercise its option to redeem the Class A-2 notes) or one-month LIBOR plus ____% (for each interest period ending after such date); provided, that the interest rate on the Class A-2 notes shall not exceed the maximum rate on the Class A-2 note, as described under "Description of the Class A Notes--Payment of Interest--Class A-2 Notes."

We refer you to "Description of the Class A Notes--Payment of Interest" in this prospectus supplement for more information.

Principal Distributions

     o Principal will be paid on the notes on each payment date in reduction of the outstanding principal balance of the notes.

     o The amount of principal payable with respect to the Class A-1 notes will be determined by the period of amortization described below and in accordance with a formula that takes into account the principal collections received on the home equity lines of credit mortgage loans in pool I each month plus the principal collections on the fixed-rate closed-end mortgage loans in pool I each month minus the total principal balance of additional draws made by the borrower on such home equity lines of credit mortgage loans for such month (during the managed amortization period) plus any excess cash needed to maintain certain required levels of overcollateralization for the Class A-1 notes and minus any excess of the actual level of overcollateralization over the required level of overcollateralization. As a result of the revolving nature of the home equity lines of credit mortgage loans, the terms of the amortization of the Class A-1 notes have been divided into two periods, the managed amortization period and the rapid amortization period, as described in detail elsewhere in this prospectus supplement.

     o The amount of principal payable with respect to the Class A-2 notes will be determined by the period of amortization described below and in accordance with a formula that takes into account the principal collections received on the home equity lines of credit mortgage loans in pool II each month plus the principal collections on the fixed-rate closed-end mortgage loans in pool II each month minus the total principal balance of additional draws made by the borrower on such home equity lines of credit mortgage loans for such month (during the managed amortization period) plus any excess cash needed to maintain certain required levels of overcollateralization for the Class A-2 notes and minus any excess of the actual level of overcollateralization over the required level of overcollateralization. As a result of the revolving nature of the home equity lines of credit mortgage loans, the terms of the amortization of the Class A-2 notes have been divided into two periods, the managed amortization period and the rapid amortization period, as described in detail elsewhere in this prospectus supplement.

     o During certain periods, additional amounts collected from the underlying mortgage loans for each of the pools will be distributed to the holders of the related notes on the related payment date as a principal payment in order to create and maintain certain required levels of overcollateralization.

We refer you to "Description of the Class A Notes--Payment of Principal" in this prospectus supplement for more information regarding the calculation as to the amount of principal each class of notes is entitled to receive on each payment date.

Credit Enhancement

Credit enhancement reduces the risk to the holders of notes resulting from shortfalls in payments received from and losses incurred on the underlying pools of mortgage loans. The credit enhancement provided for the benefit of the notes consists of the following:

     o Application of Excess Cashflow. Generally, because more interest is paid by the borrowers than is necessary to pay the interest earned on the notes and trust expenses, there is expected to be excess cashflow each month. Some of the excess cashflow will be used as accelerated principal payments on the related notes to create overcollateralization. The level of overcollateralization required on any date for any class of notes may decrease beginning on the payment date in _____, 200_.

     o Overcollateralization and Limited Crosscollateralization. Additional credit enhancement will result from the fact that the balance of the pools of underlying mortgage loans is expected to eventually be greater than the principal balance of the notes backed by each pool. In addition, the cash flow provisions of the trust require the acceleration of principal payments on the notes in order to create or maintain a certain specified overcollateralization level for each class of notes. Once the specified level of overcollateralization is reached for a class of notes, the acceleration feature for such class of notes will cease, unless it is necessary to maintain the required level of overcollateralization.

          The indenture allows excess cash on any payment date with respect to a class of notes to be applied to the funding of certain deficiencies in interest and principal with respect to the other classes of notes.

     o The Insurance Policy. GreenPoint Mortgage Securities LLC will obtain a noncancelable insurance policy from the insurer with respect to all of the classes of notes. This insurance policy will unconditionally and irrevocably guarantee to you timely payments of interest and the ultimate payment of principal on the notes, but subject to specific terms and conditions set forth under the heading "The Insurer and the Policy" in this prospectus supplement.

     o Subordination of the Residual Certificate. The trust is issuing a certificate representing the residual beneficial ownership interest in the underlying pools of mortgage loans. Payments on the residual certificate are subordinated to payments due on the notes as described elsewhere in this prospectus supplement. This subordination of the residual certificate provides credit enhancement to the notes.

     o Reserve Fund. On _____, 200_, an account will be set up in the name of the indenture trustee on behalf of the noteholders, which will be used to deposit excess cashflow from either pool until certain specified levels of overcollateralization have been reached with respect to both pools. The level of overcollateralization required will be determined by the insurer and may decrease beginning on the payment date in _____, 200_. Amounts on deposit in the reserve fund may be used to pay interest shortfalls and losses in future periods.

Optional Redemption

On any payment date occurring on or after the aggregate principal balance of either pool declines to or below [10%] of the aggregate principal balance of such pool as of the cut-off date, GreenPoint Mortgage Securities LLC may elect to redeem the related class of notes subject to certain conditions herein, including (a) the consent of the insurer (if the redemption would result in a draw under the policy), (b) that no reimbursement be due to the insurer and (c) unless the insurer waives such requirement, the overcollateralization amount for the other pool at such time is at least equal to the specified overcollateralization amount for such pool. If such an event occurs for your class of notes, you will receive a final distribution on such payment date.

We refer you to "Certain Provisions of the Sale and Servicing
Agreement--Termination; Retirement of
the Class A Notes" in this prospectus supplement for more detail.

Final Scheduled Payment Date

If the notes have not already been paid in full, the outstanding principal balance of the notes will be paid in full on the payment date in _____, 200_. Because principal prepayments on the mortgage loans will probably occur, the disposition of the last remaining mortgage loan may be earlier than the final scheduled payment date for the related class of notes.

Material Federal Income Tax Consequences

For federal income tax purposes, Dewey Ballantine LLP, special tax counsel to GreenPoint Mortgage Securities LLC and counsel to the underwriter, is of the opinion that (i) the notes will be treated as indebtedness and (ii) the trust will not be treated as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool. By your acceptance of a note, you agree to treat the note as indebtedness.

Interest on the Class A notes will be taxable as ordinary income (a) when received by a holder using the cash method of accounting and (b) when accrued by a holder using the accrual method of accounting.

Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences" in the accompanying prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the Class A notes.

We refer you to "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for more detail.

ERISA Considerations

Subject to the considerations and conditions described under "ERISA Considerations" in this prospectus supplement and prospectus, pension, profit-sharing and other employee benefit plans may purchase the notes. If you are a fiduciary of an employee benefit plan that is subject to ERISA, you should consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

We refer you to "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

Legal Investment

The notes will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

We refer you to "Legal Investment Considerations" in this prospectus supplement and to "Legal Investment" in the prospectus for more detail.

Ratings

     o The trust will not issue the notes unless they have been assigned ratings of "___" by S&P and "___" by Moody's.

     o You must not assume that the ratings initially assigned to the notes will not subsequently be lowered, qualified or withdrawn by the rating agencies.

We refer you to "Ratings" in this prospectus supplement for more detail.

                                  RISK FACTORS

          You should carefully consider the following risk factors (as well as the factors set forth under "Risk Factors" in the prospectus) in connection with the purchase of the notes.

Junior Lien Mortgage Loans       Because most of the mortgage loans in the trust
Increase the Risk of Loss        are secured by a junior lien subordinate to the
Notes                            rights of the mortgagee or beneficiary under
                                 the related senior on the mortgage or deed of
                                 trust, the proceeds from any liquidation,
                                 insurance or condemnation proceedings will be
                                 available to satisfy the outstanding balance of
                                 such a junior mortgage loan only to the extent
                                 that the claims of such senior mortgagee or
                                 beneficiary have been satisfied in full,
                                 including any related foreclosure costs. In
                                 addition, a junior mortgagee may not foreclose
                                 on the property securing a junior mortgage
                                 unless it forecloses subject to the senior
                                 mortgage, in which case it must either pay the
                                 entire amount due on the senior mortgage to the
                                 senior mortgagee at or prior to the foreclosure
                                 sale or undertake the obligation to make
                                 payments on the senior mortgage in the event
                                 the mortgagor is in default thereunder. In
                                 servicing a junior mortgage in its portfolio,
                                 it is generally the Servicer's practice to
                                 satisfy the senior mortgage at or prior to the
                                 foreclosure sale.

                                 Information is provided under "Description of the Mortgage Loans" in this prospectus supplement with respect to the combined loan-to-value ratios of the mortgage loans as of _____, 200_. As discussed in the prospectus under "Risk Factors," the value of the mortgaged properties underlying such loans could be adversely affected by a number of factors. In addition, in accordance with the terms of the sale and servicing agreement, the Servicer may consent under certain circumstances to the placing of a subsequent senior lien in respect of a mortgage loan. As a result, despite the amortization of the junior and senior mortgage loans on such mortgaged properties, there can be no assurance that the combined loan-to-value ratios of such loans, determined as of a date subsequent to the origination date, will be the same or lower than the combined loan-to-value ratios for such loans, determined as of the origination date.

Balloon Loans Increase the       Balloon loans pose a special payment risk
Risk of Loss on the Notes        because the borrower must pay a large lump sum
                                 payment of principal at the end of the loan
                                 term. If the borrower is unable to pay the lump
                                 sum or refinance such amount, you will suffer a
                                 loss if the collateral for such loan is
                                 insufficient, the other forms of credit
                                 enhancement are insufficient to cover the loss
                                 and the insurer fails to perform its
                                 obligations under the insurance policy.
                                 Approximately ___% of the pool I mortgage loans
                                 (by aggregate pool principal balance) and
                                 approximately ___% of the pool II mortgage
                                 loans (by aggregate pool principal balance) are
                                 mortgage loans with balloon payments.

Delays in Receipt of Payments    Even assuming that the mortgaged properties
Due on Mortgage Loans May        provided adequate security for the mortgage
Result from Liquidation          loans, substantial delay could be encountered
                                 in connection with the liquidation of defaulted
                                 mortgage loans and corresponding delays in the
                                 receipt of such proceeds by the trust could
                                 occur.

Any Payment of Liquidation       The Servicer will be entitled to deduct from
Expenses Will Reduce the         liquidation proceeds received in respect of a
Amount Available to Make         fully liquidated mortgage loan all expenses
Payments on the Notes            incurred in attempting to recover amounts due
                                 on such mortgage loan and not yet repaid,
                                 including payments to senior mortgagees, legal
                                 fees, real estate taxes, and maintenance and
                                 preservation expenses, thereby reducing
                                 collections available to the trust with respect
                                 to such mortgage loan. Liquidation expenses
                                 with respect to defaulted mortgage loans do not
                                 vary directly with the outstanding principal
                                 balance of the loan at the time of default.
                                 Therefore, assuming that a Servicer took the
                                 same steps in realizing upon a defaulted
                                 mortgage loan having a small remaining
                                 principal balance as it would in the case of a
                                 defaulted mortgage loan having a larger
                                 principal balance, the amount realized after
                                 expenses of liquidation would be smaller as a
                                 percentage of the outstanding principal balance
                                 of the smaller mortgage loan than would be the
                                 case with a larger loan. Because the average

                                 outstanding principal balances of the mortgage loans are small relative to the size of the loans in a typical pool of purchase money first lien residential mortgages, recoveries after the satisfaction of liquidation expenses on defaulted mortgage loans may also be smaller as a percentage of the principal amount of the mortgage loans than would be the case if such loans were a typical pool of purchase money first lien residential mortgages.

Insolvency Related Matters       Some mortgage loans originated by GreenPoint
May Call into Question the       Mortgage Funding, Inc. were previously sold by
Trust's Ownership of the         GreenPoint Mortgage Funding, Inc. to [_____].
Mortgage Loans                   [_____] sold such mortgage loans to [_____]
                                 who, in turn, sold all of the mortgage loans to
                                 the sponsor. Each sale of mortgage loans from
                                 GreenPoint Mortgage Funding, Inc. or any such
                                 third party will be treated as a sale of such
                                 mortgage loans. However, if GreenPoint Mortgage
                                 Funding, Inc., [_____] or [_____] becomes
                                 insolvent, the trustee in bankruptcy of such
                                 entity may attempt to recharacterize the sale
                                 of the mortgage loans as a borrowing by such
                                 entity, secured by a pledge of the applicable
                                 mortgage loans. If such a trustee in bankruptcy
                                 decided to do this, and if the mortgage loans
                                 have not been delivered to the indenture
                                 trustee, the interest of the trust in the
                                 mortgage loans may be an unperfected security
                                 interest. Even if the mortgage loans have been
                                 delivered to the indenture trustee, delays in
                                 the payments of the notes and reductions in the
                                 amounts of the notes could occur if such a
                                 claim were made. The sponsor will state in the
                                 sale and servicing agreement that the transfer
                                 of the mortgage loans by it to the trust is a
                                 valid transfer and assignment of such mortgage
                                 loans to the trust.

                                 If a conservator, receiver or trustee were appointed for the sponsor, or if certain other events relating to the bankruptcy or insolvency of the sponsor were to occur, this would be an event of default and the indenture trustee may be directed by the insurer attempt to sell the mortgage loans and cause early payment of the principal of the notes. The net proceeds of such sale will be distributed first to satisfy the noteholders, second to reimburse the insurer for prior draws under the insurance policy and for amounts due under the insurance agreement and third to the holder of the residual certificate. However, the net proceeds of such sale may not be enough to pay the full amount of principal and interest of the notes.
                                 Subject to the prior written consent of the insurer as to the terms of such sale of the mortgage loans, the policy will be available to cover such shortfalls.

                                 In the event of a bankruptcy or insolvency of the Servicer, the bankruptcy trustee or receiver may have the power to prevent the indenture trustee or the noteholders from appointing a successor servicer.

Geographic Concentration Could   As of _____, 200_, approximately ___% of the
Decrease the Value of the        home equity lines of credit mortgage loans in
Mortgage Loans if Real Estate    pool I by aggregate pool principal balance were
Markets Weaken                   secured by properties that are located in the
                                 state of [State] and approximately ___% of the
                                 fixed-rate closed-end mortgage loans in pool I
                                 by aggregate pool principal balance were
                                 secured by properties that are located in the
                                 state of [State]. As of _____, 200_,
                                 approximately ___% of the home equity lines of
                                 credit mortgage loans in pool II by aggregate
                                 pool principal balance were secured by
                                 properties that are located in the state of
                                 [State] and approximately ___% of the
                                 fixed-rate closed-end mortgage loans in pool II
                                 by aggregate pool principal balance were
                                 secured by properties that are located in the
                                 state of [State]. An overall decline in the
                                 residential real estate markets in these states
                                 could reduce the values of the properties
                                 securing such mortgage loans such that the
                                 principal balances of the related mortgage
                                 loans, together with any primary financing on
                                 the properties underlying these mortgage loans,
                                 could equal or exceed the value of such
                                 properties. Since the residential real estate
                                 market is influenced by many factors, including
                                 the general condition of the economy and
                                 interest rates, there is no guaranty that the
                                 residential real estate markets in these states
                                 will not weaken. If these residential real
                                 estate markets should weaken after the dates of
                                 origination of the

                                 mortgage loans, losses on such mortgage loans will probably increase substantially. In the event of a natural disaster, such as an earthquake, fire or flood, the values of the properties may decline. Neither the mortgages, the sale and servicing agreement nor the loan agreements require natural disaster insurance that would cover earthquake damage.

Servicer May Change the Terms    The Servicer may agree to changes in the terms
of the Home Equity Lines of      of a home equity line of credit mortgage loan
Credit Mortgage Loans            or a fixed-rate closed-end mortgage loan,
                                 provided that these changes (i) do not
                                 adversely affect the interests of the
                                 noteholders or the insurer, (ii) are consistent
                                 with prudent business practice and (iii) do not
                                 adjust the maturity date of such home equity
                                 line of credit mortgage loan past the date that
                                 is __ months before the final scheduled payment
                                 date for the Class A notes. There is no
                                 guarantee that changes in applicable law or the
                                 marketplace for home equity lines of credit
                                 mortgage loans and fixed-rate closed-end
                                 mortgage loans or prudent business practice
                                 will not result in changes to the terms of the
                                 home equity lines of credit mortgage loans or
                                 the fixed-rate closed-end mortgage loans. In
                                 addition, the sale and servicing agreement
                                 permits the Servicer, within certain
                                 limitations described therein, to increase the
                                 credit limit of the related home equity line of
                                 credit mortgage loans or reduce the margin for
                                 the home equity line of credit mortgage loan.

Changes in the Financial         The ratings on the notes depend primarily on an
Strength of the Insurer May      assessment by the rating agencies of the
Reduce the Value of the Notes    mortgage loans and upon the financial strength
                                 of the insurer. Any reduction of rating
                                 assigned to the financial strength of the
                                 insurer may cause a corresponding the reduction
                                 of the ratings assigned to the notes. A
                                 reduction in the rating assigned to the notes
                                 will reduce the market value of the notes and
                                 may affect your ability to sell them.

                                 We refer you to "Ratings" in this prospectus supplement for more detail.

Changes to Interest Rates        The notes are subject to a "hard cap" and a
May Reduce the Interest on the   maximum rate on their interest rate, which is
Notes                            equal to the weighted average coupon rate on
                                 the mortgage loans minus certain fees of the
                                 trust. This means that, for any payment date,
                                 the interest that is payable to the investors
                                 on the notes may be limited to the hard cap or
                                 the interest the trust receives on the mortgage
                                 loans during the related period, minus such
                                 fees and other deductions. If the weighted
                                 average interest rate of the mortgage loans was
                                 reduced significantly, under a relatively high
                                 prepayment scenario, or if the interest rate
                                 index for the home equity line of credit
                                 mortgage loans decreased without a
                                 corresponding decrease in the index for the
                                 notes, or if the index for the notes rose
                                 significantly, the interest rates on the notes
                                 could be subject to the limitation imposed by
                                 the hard cap or the maximum rate. This
                                 limitation may reduce the amount of interest
                                 you, as an investor in the notes, receive.

The Trust Assets and the         The notes will be non-recourse obligations
Insurance Policy are the Only    solely of the trust. The notes will not
Source of Payments on the        represent obligations of or interests in
Notes                            GreenPoint Mortgage Funding, Inc., the owner
                                 trustee, the indenture trustee, GreenPoint
                                 Mortgage Securities LLC or the insurer, or in
                                 any of their respective affiliates, except as
                                 described in this prospectus supplement. The
                                 assets included in the trust and the payments
                                 under the insurance policy will be the sole
                                 source of payments on the notes, and there will
                                 be no recourse to GreenPoint Mortgage Funding,
                                 Inc., the owner trustee, the indenture trustee,
                                 GreenPoint Mortgage Securities LLC or the
                                 insurer (other than as provided in the
                                 insurance policy), or any of their respective
                                 affiliates, or any other entity, in the event
                                 that the assets included in the trust and the
                                 payments under the insurance policy are
                                 insufficient or otherwise unavailable to make
                                 all payments provided for under the notes.

Interest Payable on the Notes    The notes accrue interest at a variable rate
and Interest Payable on the      based on LIBOR plus a designated margin,
Mortgage Loans Differ            subject to a maximum rate. The mortgage loans
                                 accrue interest at a variable rate based on the
                                 prime rate or the base rate, as published in
                                 the "Money Rates" section of The Wall Street
                                 Journal, plus a designated margin, subject to
                                 maximum limitations on

Mortgage Loans Differ            adjustments, that may be lower than the rate at
                                 which the notes accrue interest. Therefore,
                                 interest payable on the mortgage loans may be
                                 insufficient to pay interest on the notes.

                                 LIBOR and the prime rate may not respond to the same economic factors and there is no necessary correlation between them. Any reduction in the spread between the prime rate and LIBOR will also reduce the amount of interest received on the mortgage loans that would be available to absorb losses. In that event, if the overcollateralization were depleted and the note insurer failed to perform under the policy, you would experience a loss.

                                 In addition, if the spread between the prime rate and LIBOR is reduced or eliminated, the interest payable on the notes also may be reduced. If the sum of LIBOR plus a designated margin exceeds the maximum rate of interest allowed on the notes, such shortfalls, plus accrued interest thereon, will be paid to the noteholders only if amounts are available for such payment on a subsequent payment date and only at a lower priority than interest is normally paid to the noteholders. Such shortfalls will not be guaranteed by the insurer.

Credit Enhancement Features      The overcollateralization feature described in
May Be Inadequate for the        this prospectus supplement is intended to
Notes                            enhance the likelihood that holders of the
                                 notes will receive regular payments of interest
                                 and principal. However, neither the Servicer
                                 nor any other entity will advance payments of
                                 interest or principal on delinquent or
                                 defaulted mortgage loans. We cannot assure you
                                 that the applicable credit enhancement will
                                 adequately cover any shortfalls in cash
                                 available to pay your notes as a result of such
                                 delinquencies or defaults. If substantial
                                 losses occur as a result of defaults and
                                 delinquent payments on the mortgage loans, you
                                 may suffer losses.

Recent Events May Increase the   Recent world events have resulted in certain
Risk of Loss on the Notes        military actions by the United States, and the
                                 United States continues to be on high alert for
                                 potential terrorist attacks. The short term and
                                 long term impact of these events are uncertain,
                                 but could have a material effect on general
                                 economic conditions, consumer confidence and
                                 market liquidity. No assurance can be given as
                                 to the effect of these events on the rate of
                                 delinquencies and losses on the mortgage loans
                                 and the servicing decisions with respect to the
                                 mortgage loans. Any adverse impact as a result
                                 of these events would be borne by the holders
                                 of the notes.

                                 The Servicemembers Civil Relief Act provides relief to borrowers who enter active military service and to borrowers in reserve status and the national guard who are called to active duty after the origination of their mortgage loan. State legislation may provide similar relief to military personnel placed on active duty status. For purposes of this prospectus supplement, references to the Relief Act include any such comparable state legislation.
                                 The Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. In addition to adjusting the interest rate, the lender must forgive any such interest in excess of 6% per annum, unless a court or administrative agency of the United States or of any state orders otherwise on application of the lender. These shortfalls are not required to be paid by the borrower at any future time and will not be advanced by the Servicer. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to noteholders. These shortfalls will not be covered by any form of credit enhancement, including the insurance policy. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under some circumstances, during an additional period thereafter.

                             FORMATION OF THE TRUST

General

          GreenPoint Home Equity Loan Trust 200_-_ (the "Trust") is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement dated as of _______, 200_ and entered into between the Sponsor and the Owner Trustee (the "Trust Agreement"). Pursuant to the Trust Agreement, the Trust will issue a "Residual Certificate" on or about _______, 200_ (the "Closing Date"). Pursuant to the Indenture dated as of _______, 200_ between the Trust and the Indenture Trustee (the "Indenture"), the Trust will issue the "Class A-1 Notes" and the "Class A-2 Notes", (together with the Class A-1 Notes, the "Class A Notes"). The Residual Certificate represents the beneficial ownership interest in the Trust. The Class A Notes represent debt obligations of the Trust. Prior to the sale and assignment of the Mortgage Loans to the Trust, the Trust will have no assets or obligations or any operating history. The Trust will not engage in any business other than (i) acquiring, holding and managing the Mortgage Loans, the other assets of the Trust and any proceeds therefrom,
(ii) issuing the Class A Notes and the Residual Certificate, (iii) making payments on the Class A Notes and the Residual Certificate and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto.

          The Trust will not acquire any assets other than the property of the Trust described in this Prospectus Supplement under the heading "The Trust Property" (the "Trust Property"), and it is not anticipated that the Trust will have any need for additional capital resources. Because the Trust will have no operating history upon its establishment and will not engage in any business other than the duties discussed above, no historical or pro forma financial statements or ratios of earnings to fixed charges with respect to the Trust have been included herein.

Certain Activities

          The Trust will not, except as expressly provided in the Trust Agreement and the Indenture: (i) borrow money; (ii) make loans; (iii) invest in securities for the purpose of exercising control; (iv) underwrite securities;
(v) engage in the purchase and sale (or turnover) of investments; (vi) offer securities in exchange for property; or (vii) repurchase or otherwise reacquire its securities.

The Owner Trustee

          The [Owner Trustee], the "Owner Trustee" under the Trust Agreement, is a [State of organization; type of entity] and its principal offices are located at [Address]. The Owner Trustee will perform limited administrative functions under the Trust Agreement. The Owner Trustee's duties in connection with the issuance and sale of the Class A Notes and the Residual Certificate are limited solely to the express obligations of the Owner Trustee set forth in the Trust Agreement, the Indenture and the Sale and Servicing Agreement dated as of _______, 200_ among the Sponsor, the Servicer, the Trust and the Indenture Trustee (the "Sale and Servicing Agreement").

The Indenture Trustee

          The [Indenture Trustee], a [State of organization; type of entity], is the Indenture Trustee ("Indenture Trustee") under the Indenture. The offices of the Indenture Trustee are located in [City, State]. The Indenture Trustee's duties in connection with the Class A Notes are limited solely to its express obligations under the Indenture and the Sale and Servicing Agreement.

The Custodian

          [Custodian], a [type of entity], is the Custodian (the "Custodian") under the Custodial Agreement dated as of [_____] among the Custodian, the Indenture Trustee and the Servicer (the "Custodial Agreement"). The offices of the Custodian are located in [City, State]. The Custodian's duties are limited solely to its express obligations under the Custodial Agreement.

                               THE TRUST PROPERTY

          As of the Closing Date, the trust property will include:

o a pool ("Pool I") of certain adjustable-rate revolving home equity lines of credit mortgage loans ("HELOC Mortgage Loans") (including any additional balances thereto as a result of new advances made pursuant to the applicable Credit Line Agreements (the "Additional Balances" ) with respect to such HELOC Mortgage Loans in Pool I (provided, however, that no such Additional Balances will be transferred to the Trust after the occurrence of a Rapid Amortization Event due to the Sponsor's voluntary filing of a bankruptcy petition)), and certain fixed-rate closed-end second lien residential mortgage loans ("Closed-End Mortgage Loans,"), conveyed to the Trust on the Closing Date (the "Pool I Mortgage Loans");

o a pool ("Pool II") containing certain HELOC Mortgage Loans (including any Additional Balances with respect to such HELOC Mortgage Loans in Pool II (provided, however, that no such Additional Balances will be transferred to the Trust after the occurrence of a Rapid Amortization Event due to the Sponsor's voluntary filing of a bankruptcy petition)) and certain Closed-End Mortgage Loans, conveyed to the Trust on the Closing Date (the "Pool II Mortgage Loans");

o the collections in respect of such Mortgage Loans conveyed to the Trust and received after the close of business on _______, 200_ (the "Cut-Off Date") (except Interest Collections due on or before the Cut-Off Date);

o property that secured a Mortgage Loan that has been acquired by foreclosure or deed in lieu of foreclosure;

o rights of the Sponsor (as defined herein) under hazard insurance policies covering the Mortgaged Properties (as defined herein);

o    amounts on deposit in the Reserve Fund (as defined herein);

o certain rights of GreenPoint Mortgage Securities LLC under the Mortgage Loan Purchase Agreement dated as of _______, 200_ (the "Purchase Agreement") between the Sponsor and GreenPoint Mortgage Funding, Inc.;

o certain rights of the Trust in the insurance policy (the "Policy") issued by the Insurer to the Indenture Trustee for the benefit of the holders of Class A Notes (the "Noteholders" or "Holders"); and

o    certain other property.

          The Mortgage Loans are secured by first or second mortgages or deeds of trust on residential properties (the "Mortgaged Properties") that are primarily one- to four-family properties and also include planned unit developments and condominiums.

          "Pool" means Pool I or Pool II as applicable.

                           THE INSURER AND THE POLICY

          The information set forth in this section has been provided by the Insurer (the "Insurer") for inclusion in this Prospectus Supplement. No representation is made by the Underwriter (the "Underwriter"), the Sponsor, the Servicer, the Indenture Trustee or any of their affiliates as to the accuracy or completeness of such information.

          [Information regarding the Insurer to be provided by the Insurer]

The Policy

          The following summary of the Policy is qualified in its entirety by reference to the Policy, the Indenture and the Insurance and Indemnity Agreement (the "Insurance Agreement"), dated as of _______, 200_, among the Insurer, the Trust, the Servicer, the Sponsor and the Indenture Trustee.

          The Insurer will issue the Policy to the Indenture Trustee with respect to the Class A Notes. The Policy unconditionally guarantees the payment of Insured Payments (as defined below) with respect to the Class A Notes.

The Insurer will make each required Insured Payment, other than Preference Amounts (as defined below), to the Indenture Trustee on the later of (i) the Payment Date on which such Insured Payment is distributable to the related Holders pursuant to the Indenture and (ii) the next Business Day following the Business Day on which the Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Indenture Trustee, specifying that an Insured Payment is due in accordance with the terms of the Policy. The Insurer will pay any Preference Amount on the Payment Date next following receipt on a Business Day of a certified copy of a final non-appealable order requiring the return of a Preference Amount, and such other documentation as is reasonably required by the Insurer, such documentation being in a form satisfactory to the Insurer; provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day.

          The Insurer's obligation under the Policy will be discharged to the extent that funds are received by the Indenture Trustee for distribution to the Holders, whether or not such funds are properly distributed by the Indenture Trustee.

          For purposes of the Policy, the Holder as to a particular Class A Note does not and may not include the Trust, the Servicer or the Sponsor.

          "Insured Payment" means (x) with respect to any Class A Note and for any Payment Date the excess, if any, of (i) the sum of (a) the related Interest Payment Amount (excluding any Relief Act Shortfalls (as defined below) and any Deferred Interest (as defined herein)), (b) the related Preference Amount (without duplication) and (c) the related Overcollateralization Deficit (as defined herein) over (ii) the Total Available Funds for the related Pool and (y) on the related Final Scheduled Payment Date, the outstanding principal balance of each related Class of Class A Notes then outstanding, to the extent not otherwise paid on such Payment Date.

          "Preference Amount" means any payment of principal or interest on a Class A Note which is made to a Holder of a Class A Note by or on behalf of the Indenture Trustee which has been deemed to be a preferential transfer and is therefore recovered from such Holder by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.) as amended from time to time, in accordance with a final non-appealable order of a court having competent jurisdiction.

          "Relief Act Shortfalls" are interest shortfalls resulting from the application of the Servicemembers Civil Relief Act. See "Certain Legal Aspects of Loans-- Servicemembers Civil Relief Act" in the Prospectus for more detail.

          "Total Available Funds" with respect to each Class of Class A Notes and on any Payment Date is the sum of (i) the Available Funds for the related Class of Class A Notes (excluding the fees of the Indenture Trustee and the premium amount payable to the Insurer), (ii) any Crossover Amounts (as defined herein) available from the other Class and (iii) amounts on deposit in the Reserve Fund (but only to the extent that Available Funds with respect to the related Class, plus any Crossover Amount available from the other Class, are insufficient to pay the amounts specified in clauses (iii) and (vi) of "Description of the Class A Notes--Priority of Distributions" with respect to the related Class).

          To the extent that the Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the related Holders, the Insurer will be subrogated to the rights of such Holders with respect to such Insured Payments and shall be deemed to the extent of the payments so made to be a registered Holder of the Class A Notes for purposes of payment.

          Payments under the Policy will be made only at the times set forth in the Policy. No accelerated payments shall be made on the Policy, regardless of any acceleration of any of the Class A Notes, unless such accelerated payments are made at the sole option of the Insurer.

          The Policy does not guarantee to the Holders of the Class A Notes any rate of principal payments on the Class A Notes. The Policy does not cover any Deferred Interest or Relief Act Shortfalls on the Class A Notes.

          The Policy is non-cancelable. The Policy expires and terminates without any action on the part of the Insurer or any other person on the date that is one year and one day following the date on which the Class A Notes have been paid in full.

          The Policy is issued under and pursuant to and shall be construed under, the laws of the State of [State], without giving effect to the conflict of laws principles thereof.

Drawings Under the Policy

          On each Determination Date, the Indenture Trustee shall be required to determine, pursuant to the Indenture, with respect to the immediately following Payment Date, the Total Available Funds for such Payment Date. With respect to each Payment Date, the "Determination Date" is the fourth Business Day next preceding such Payment Date or such earlier day as shall be agreed to by the Insurer and the Indenture Trustee.

          If the Indenture Trustee determines that an Insured Payment is required to be paid on the Class A Notes for any Payment Date, the Indenture Trustee shall be required to complete a notice, pursuant to the Indenture, in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for an Insured Payment.

                        GREENPOINT MORTGAGE FUNDING, INC.

General

          GreenPoint Mortgage Funding, Inc. (the "Company" or the "Servicer") is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights. The Company originates loans through a nationwide network of production branches. Loans are originated primarily through the Company's wholesale division, through a network of independent mortgage loan brokers approved by the Company, and also through its retail lending division and correspondent lending division. The Mortgage Loans were acquired by the Company in one of the three following manners: (i) originated by an independent broker and purchased by the Company, (ii) originated by a broker and funded by the Company, or (iii) originated and funded by the Company in the ordinary course of business.

          The Company is an indirect, wholly-owned subsidiary of North Fork Bancorporation, Inc. The Company's executive offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945.

Servicing Overview

          The Company (in its capacity as Servicer) will act as Servicer for the Mortgage Loans pursuant to the Sale and Servicing Agreement. All of the Mortgage Loans are currently serviced by the Company substantially in accordance with the procedures described herein.

          The table below summarizes the delinquency, foreclosure and loss experience on the Company's HELOC servicing portfolio. The Company's portfolio of HELOCs in the aggregate may differ significantly from the HELOCs serviced by it in the Mortgage Pool in terms of interest rates, principal balances, geographic distribution, loan to value ratios and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the HELOCs in the Mortgage Pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans. The actual loss and delinquency experience on the HELOCs in the Mortgage Pool will depend, among other things, upon the value of the real estate securing those HELOCs and the ability of borrowers to make required payments.

The Company's HELOC and Second Lien Mortgage Portfolio Delinquency, Foreclosure and Loss Experience


                              As of                      As of                      As of                     As of
                        December 31, 2001          December 31, 2002          December 31, 2003         December 31, 2004
                     -----------------------   ------------------------   ------------------------   -----------------------
                                  Percent of                 Percent of                 Percent of                Percent of
                      Number of    Servicing    Number of     Servicing    Number of     Servicing    Number of    Servicing
                        Loans      Portfolio      Loans       Portfolio      Loans       Portfolio      Loans      Portfolio
                     ----------   ----------   -----------   ----------   -----------   ----------   ----------   ----------
Total Number*            37,836       100%          31,912       100%          51,259       100%         99,991       100%
Period of
Delinquency:
   30-59 days               748      1.98%             677      2.12%             697      1.36%            537      0.54%
   60-89 days               168      0.44%             189      0.59%             219      0.43%            174      0.17%
   90 days or more          456      1.21%             527      1.65%             649      1.27%            739      0.74%
Total                     1,372      3.63%           1,393      4.37%           1,565      3.05%          1,450      1.45%
Delinquencies
(excluding
Foreclosures)**
Foreclosures
Pending                     131      0.35%              96      0.30%             208      0.41%             54      0.05%
Losses Sustained
for Period
Ending on Such
Date                 $7,877,765                $19,808,851                $11,946,379                $9,222,342


----------
* The total portfolio has been reduced by the number of loans that have been foreclosed or for which a servicing released sale is pending.

** Percentages may not total properly due to rounding.

          The likelihood that borrowers will become delinquent in the payment of their home equity lines of credit and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers' personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower's equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable home equity lines of credit. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on home equity lines of credit to the extent that mortgaged properties are concentrated in certain geographic areas.


          Any loan in the Company's HELOC servicing portfolio that becomes 60 days delinquent is analyzed by the Company at that point to determine if there is sufficient equity in the related Mortgaged Property to justify the cost of proceeding with a foreclosure. After this analysis has been completed, the Company will code the loan based on the decision to proceed with foreclosure or to "walk away" due to the lack of equity. Loans that have been in a delinquent status for 180 days or more and have been determined to be "walk aways" are charged-off [on the 180th day], as any recovery after that point is unlikely. Collection efforts with respect to a loan cease at the time that it is charged-off, but all liens against the related Mortgaged Property are kept in place after charge-off.


                       THE COMPANY'S MORTGAGE LOAN PROGRAM

          The Mortgage Loans were originated or purchased by the Company (either directly or through affiliates) from mortgage loan brokers or originated by its retail division. The Mortgage Loans have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards."

Underwriting Standards

          The Company believes that the Mortgage Loans were underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

          Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the Mortgaged Property as collateral. In general, a prospective borrower applying for a Mortgage Loan is required to fill out a detailed application designed to provide to the underwriter pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities, employment information and payment information, as well as an authorization to acquire a credit report which summarizes the borrower's credit history with merchants and lenders and record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

          In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. With respect to single family loans, the appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

          Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available:

               o to meet the borrower's monthly obligations on the proposed home equity line of credit (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance); and

               o to meet monthly housing expenses and other financial obligations and monthly living expenses.

          The underwriting standards applied by the Company, particularly with respect to the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as low CLTVs or other favorable credit aspects exist.

          With respect to a loan on a two- to four-unit property, the appraisal must specify whether an income analysis, a market analysis or a cost analysis, was used. An appraisal employing the income approach to value analyzes a two- to four-unit project's cash flow, expenses, capitalization and other operational information in determining the property's value. The market approach suggested in valuing property focuses its analysis on the prices paid for the purchase of similar properties in the two- to four-unit project's area, with adjustments made for variations between these other properties and the multifamily project being appraised. The cost approach calls for the appraiser to make an estimate of land value and then determine the current cost of reproducing the building less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance. Appraisals in accordance with the Company's Underwriting Standards shall be made on a full or a drive-by basis. The Company may order discretionary reviews at any time to ensure the value of the properties.

          In the case of single family loans, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available
(a) to meet the borrower's monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the mortgaged property (such as property taxes and hazard insurance) and (b) to meet monthly housing expenses and other financial obligations and monthly living expenses. The underwriting standards applied by the Company may be varied in appropriate cases where factors such as low loan-to-value ratios or other favorable credit exist. However, maximum combined loan-to-value ratios and maximum loan amounts are generally limited by credit score and total debt-to-income ratios.

          The Company requires title insurance or coverage under a standard mortgage lien guaranty agreement for lenders for all mortgage loans. Fire and extended hazard insurance and flood insurance, when applicable, are also required.

          A lender may originate Mortgage Loans under a reduced documentation program. These reduced documentation programs include an "EZ Documentation" program, where there is no verification of stated income, a "No Employment/Income Documentation" program, where there is no verification of employment or income, and a "No Ratio Documentation" program, where there is no stated income, thus eliminating ratio calculations. A reduced documentation program is designed to streamline the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, relatively more emphasis is placed on credit score and property underwriting than on certain credit underwriting documentation concerning income and employment verification, which is waived.

          In the case of a Mortgage Loan secured by a leasehold interest in a real property, the title to which is held by a third party lessor, the Company will represent and warrant, among other things, that the remaining term of the lease and any sublease is generally at least five years longer than the remaining term of the Mortgage Loan.

                                   THE SPONSOR

          GreenPoint Mortgage Securities LLC (the "Sponsor") is a Delaware limited liability company which was formed on September 26, 2003. The Sponsor is a special purpose entity organized for limited purposes, with limited assets and a limited operating history. The Sponsor is a wholly-owned subsidiary of the Company and maintains its principal office at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is (415) 878-5405.

                             THE CREDIT RISK MANAGER

          The [Credit Risk Manager], a [State] corporation (the "Credit Risk Manager"), will act as the Trust's representative in advising the Servicer regarding certain delinquent and defaulted Mortgage Loans and in monitoring and reporting to the Sponsor on the performance of such Mortgage Loans. The Credit Risk Manager will rely upon Mortgage Loan data that is provided to it by the Servicer in performing its advisory and monitoring functions.

          The Credit Risk Manager will be entitled to receive its Credit Risk Manager Fee until the termination of the Trust or until its removal by a vote of the holders of Notes representing at least 66 2/3% of the outstanding principal balance of the Notes. Such fee will be paid from the Trust, to the extent of Available Funds, as described under "Description of the Class A Notes--Priority of Distributions" herein.

          The information set forth in this section has been provided by the Credit Risk Manager for inclusion in this Prospectus Supplement. No representation is made by the Underwriter, the Sponsor, the Servicer, the Trustee or any of their affiliates as to the accuracy or completeness of such information.

          [Additional information regarding the Credit Risk Manager to be provided by the Credit Risk Manager]

                        DESCRIPTION OF THE MORTGAGE LOANS

Mortgage Loans - General

          The Mortgage Loans were originated pursuant to loan agreements and promissory notes and the appropriate state disclosure statements and are secured by first and second mortgages or deeds of trust. The Mortgage Loans relate to Mortgaged Properties located in __ states [and in the District of Columbia]. The loan agreements with respect to the HELOC Mortgage Loans are the "Credit Line Agreements" and with respect to the Closed-End Mortgage Loans are the "Mortgage Notes" (the Mortgage Notes, together with the Credit Line Agreements, the "Loan Agreements"). The Mortgaged Properties securing the Mortgage Loans consist primarily of residential properties that are one- to four-family properties and also include planned unit developments and condominiums. See "Mortgage Loan Terms" below.

          The HELOC Mortgage Loans are adjustable-rate revolving home equity lines of credit mortgage loans, secured by first or second mortgages or deeds of trust. The HELOC Mortgage Loans have monthly payments which may vary throughout their term. The Closed-End Mortgage Loans are generally fixed-rate, fully amortizing second lien mortgages. The monthly payment remains constant throughout the term of the Closed-End Mortgage Loans (other than the final payment for a balloon loan) and is applied to principal and interest based on a predetermined actuarial paydown schedule.

Mortgage Loan Terms

          The Mortgage Loans consist of loans originated under three different loan term options: a 15-year HELOC Mortgage Loan, a 25-year HELOC Mortgage Loan or a 15-year Closed-End Mortgage Loan.

          The HELOC loan programs originate mortgage loans that have either a 5-year or 15-year draw period, during which the borrower may make cash withdrawals against the equity line and a 10-year repayment period, during which the balance of the HELOC as of the end of the draw period is repaid. Generally, the HELOC borrowers are subject to a [$500] termination fee for loans paid within three years of origination.

          A borrower may access a HELOC credit line at any time during the draw period by writing a check. The minimum payment during the draw period of the HELOC is the greater of accrued finance charges on the daily balance of the HELOC at the applicable Loan Rate, [$100], or [1%] of the outstanding principal balance or, with respect to HELOC Mortgage Loans for which no principal payments are due during the related Draw Period, accrued finance charges and credit insurance premiums, if any. The payment during the repayment period of the HELOC is calculated as accrued interest plus [0.8333%] of principal outstanding as of the last day of the draw period. HELOC Mortgage Loans bear interest at a variable rate which changes monthly with changes in the applicable "Index Rate" which is a variable per annum rate based on the prime rate or base rate published in the Money Rates table of the Wall Street Journal. The HELOC Mortgage Loans are subject to a maximum rate equal to approximately [18.000%] per annum and subject to applicable usury limitations. The "Loan Rate" on the HELOC Mortgage Loans is a per annum rate equal to the sum of the Index Rate plus a margin, ranging from [____%] to [____%] (with respect to each HELOC Mortgage Loan, the "Margin") (subject to "teaser periods"); such Loan Rates range between [____%] to [____%]. As of the Cut-Off Date, the Pool I Mortgage Loans which are HELOC Mortgage Loans had a weighted average Loan Rate of approximately [____%] and the Pool II Mortgage Loans which are HELOC Mortgage Loans had a weighted average Loan Rate of approximately [____%].

          Unlike the HELOC Mortgage Loans, the Closed-End Mortgage Loans are all "closed-end" loans which do not permit additional borrowings thereunder. All of the Closed-End Mortgage Loans bear interest at a fixed-rate (the "Loan Rate" with respect to the Closed-End Mortgage Loans). As of the Cut-Off Date, the Mortgage Loans which are Closed-End Mortgage Loans had a weighted averaged Loan Rate of approximately [____%].

Pool I Mortgage Loans - General

          The Pool I Mortgage Loans consist of HELOC Mortgage Loans and Closed-End Mortgage Loans. The aggregate Principal Balance of the Pool I Mortgage Loans as of the Cut-Off Date was approximately $_____ (the "Pool I Balance"). As of the Cut-Off Date, the aggregate Principal Balance of Pool I Closed-End Mortgage Loans was approximately $_____ (the "Pool I Closed-End Balance") and the aggregate Principal Balance of Pool I HELOC Mortgage Loans was approximately $_____ (the "Pool I HELOC Balance"). As of the Cut-Off Date, the average Principal Balance of the Pool I Mortgage Loans was approximately $_____, the minimum Principal Balance was $_____, the maximum Principal Balance was approximately $_____, the Loan Rates ranged from ____% to ____% per annum and the weighted average Loan Rate was approximately ____% per annum. Each of the Pool I HELOC Mortgage Loans is subject to a maximum Loan Rate of ____%. As of the Cut-Off Date and with respect to the Pool I HELOC Mortgage Loans, the weighted average Margin was approximately ____%, the minimum Margin was ____% and the maximum Margin was ____%. As of the Cut-Off Date and with respect to the Pool I HELOC Mortgage Loans, the weighted average Credit Limit Utilization Rate (weighted by Credit Limit) was approximately ____%, the minimum Credit Limit Utilization Rate was approximately ____% and the maximum Credit Limit Utilization Rate was approximately ____%. The "Credit Limit Utilization Rate" is determined by dividing the Principal Balance of a HELOC Mortgage Loan as of the Cut-Off Date by the Credit Limit of the related HELOC Mortgage Loan. The "Credit Limit" with respect to a HELOC Mortgage Loan is the maximum dollar amount of draws permitted to be made thereunder at any one time by the related mortgagor ("Mortgagor"). As of the Cut-Off

Date, the remaining term to scheduled maturity for the Pool I Mortgage Loans ranged from ___ months to ___ months and the weighted average remaining term to scheduled maturity was approximately ___ months. As of the Cut-Off Date, the Combined Loan-to-Value Ratio of the Pool I Mortgage Loans ranged from ____% to ____% and the weighted average Combined Loan-to-Value Ratio of the Pool I Mortgage Loans was approximately ____%. The Combined Loan-to-Value Ratio ("CLVR") is (I) with respect to a HELOC Mortgage Loan, the ratio (expressed as a percentage) of (A) the sum of (i) the Credit Limit of such HELOC Mortgage Loan and (ii) any outstanding principal balances of mortgage loans senior to such HELOC Mortgage Loan (calculated as of the date of execution of the related Credit Line Agreement) to (B) (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related HELOC Mortgage Loan, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property and (II) with respect to a Closed-End Mortgage Loan, the ratio (expressed as a percentage) of
(A) the sum of (i) the original principal balance of such Closed-End Mortgage Loan and (ii) the outstanding principal balance of any mortgage loan or mortgage loans that are senior or equal in priority to such Closed-End Mortgage Loan (calculated as of the date of execution of the related Mortgage Note) and that is or are secured by the same Mortgaged Property to (B) (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of such Closed-End Mortgage Loan, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property. Credit Limits of the Pool I HELOC Mortgage Loans ranged from $_____ to $_____ and averaged approximately $_____. The Weighted Average Second Mortgage Ratio for the Pool I Mortgage Loans was approximately ____%. The "Second Mortgage Ratio" is (I) with respect to a HELOC Mortgage Loan, the Credit Limit of such HELOC Mortgage Loan divided by the sum of such Credit Limit and the outstanding principal balance of any mortgage loan senior to such HELOC Mortgage Loan or (II) with respect to a Closed-End Mortgage Loan, the original loan balance of such Closed-End Mortgage Loan divided by the sum of such original loan balance and the outstanding principal balance of any mortgage loan senior to such Closed-End Mortgage Loan. Substantially all of the Pool I Mortgage Loans represented second liens on the related Mortgaged Properties. As of the Cut-Off Date, ____%, by Principal Balance, of the Pool I Mortgage Loans were secured by Mortgaged Properties which are single-family residences and ____%, by Principal Balance, of the Pool I Mortgage Loans are secured by Mortgaged Properties which are owner-occupied. As of the Cut-Off Date, ____%, by Principal Balance, of the Pool I Mortgage Loans are secured by Mortgaged Properties which are located in [State].

          Set forth below is a description of certain characteristics of the Pool I Mortgage Loans as of the Cut-Off Date. The sum of the columns in each such table may not equal the total indicated due to rounding.

                             TYPE OF MORTGAGE LOANS
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Type                                  Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
HELOC Mortgage Loans..........
Closed-End Mortgage Loans.....
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                         OUTSTANDING PRINCIPAL BALANCES
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Outstanding             Pool I Mortgage      Cut-Off Date       Percent of
Principal Balances ($)                Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                TYPE OF OCCUPANCY
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Occupancy                             Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Primary.......................
Non-owner.....................
Second Home(1)................
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

----------
(1)  Includes vacation and second homes.

                                  LOAN PURPOSE
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Loan Purpose                          Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Cash Out Refinance............
Purchase......................
Rate/Term Refinance...........
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                PRIORITY OF LIEN
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Priority of Lien                      Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
First Lien....................
Second Lien...................
Other/No Security Interest....
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                          COMBINED LOAN-TO-VALUE RATIOS
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Combined                Pool I Mortgage      Cut-Off Date       Percent of
Loan-to-Value Ratios (%)              Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                  DOCUMENTATION
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Documentation                         Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Limited Documentation.........
Full Documentation............
No Ratio Documentation........
No Income/No Asset
   Documentation..............
No Income Verification
   Documentation..............
                                 ---------------   -----------------   --------------
Total:........................
                                 ===============   =================   ==============

                                  PROPERTY TYPE
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Property Type                         Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Single Family.................
PUD...........................
Condo.........................
2 Family......................
3 Family......................
4 Family......................
Manufactured Housing..........
                                 ---------------   -----------------   --------------
Total:........................
                                 ===============   =================   ==============

                           GEOGRAPHIC DISTRIBUTION(1)
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
State                                 Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

----------
(1) Geographic location determined by the address of the Mortgaged Property securing the related Mortgage Loan.

                                  CREDIT LIMITS
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate        Percent of
                                  Pool I HELOC       Cut-Off Date     Pool I HELOC
Range of Credit Limits($)        Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   ------------

                                 --------------   -----------------   ------------
Total.........................
                                 ==============   =================   ============

                         CREDIT LIMIT UTILIZATION RATES
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate        Percent of
                                  Pool I HELOC       Cut-Off Date     Pool I HELOC
Range of Utilization Rates (%)   Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   ------------

                                 --------------   -----------------   ------------
Total.........................
                                 ==============   =================   ============

                                 ORIGINAL TERMS
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Original Terms          Pool I Mortgage      Cut-Off Date       Percent of
(in months)                           Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                     MONTHS REMAINING TO SCHEDULED MATURITY
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Remaining Terms         Pool I Mortgage      Cut-Off Date       Percent of
(in months)                           Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                     MARGINS
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate
                                  Pool I HELOC       Cut-Off Date          Percent of
Range of Margins (%)             Mortgage Loans   Principal Balance   Pool I HELOC Balance
------------------------------   --------------   -----------------   --------------------

                                 --------------   -----------------   --------------------
Total.........................
                                 ==============   =================   ====================

                               CURRENT LOAN RATES
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Current Loan            Pool I Mortgage      Cut-Off Date       Percent of
Rates (%)                             Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                               ORIGINAL DRAW TERMS
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate
Range of Original Draw Terms      Pool I HELOC       Cut-Off Date          Percent of
(in months)                      Mortgage Loans   Principal Balance   Pool I HELOC Balance
------------------------------   --------------   -----------------   --------------------

                                 --------------   -----------------   --------------------
Total.........................
                                 ==============   =================   ====================

                                  AMORTIZATION
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Amortization                          Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Balloon.......................
Fully Amortizing..............
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                CREDIT SCORES(1)
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Range of Credit Scores                Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

----------
(1) "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Scores set forth in the table above were obtained at either the time of origination of the Pool I Mortgage Loan or more recently. Neither the Sponsor nor the Company make any representations or warranties as to the actual performance of any Pool I Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the mortgage loan according to its terms.

Pool II Mortgage Loans- General

          The aggregate Principal Balance of the Pool II Mortgage Loans as of the Cut-Off Date was approximately $_____ (the "Pool II Balance").

          The Pool II Mortgage Loans consist of HELOC Mortgage Loans and Closed-End Mortgage Loans. As of the Cut-Off Date, the aggregate Principal Balance of Pool II Closed-End Mortgage Loans was approximately $_____ (the "Pool II Closed-End Balance") and the aggregate Principal Balance of Pool II HELOC Mortgage Loans was approximately $_____ (the "Pool II HELOC Balance"). As of the Cut-Off Date, the average Principal Balance of the Pool II Mortgage Loans was approximately $_____, the minimum Principal Balance was $_____, the maximum Principal Balance was approximately $_____, the Loan Rates ranged from ____% to ____% per annum and the weighted average Loan Rate was approximately ____% per annum. Each of the Pool II HELOC Mortgage Loans is subject to a maximum Loan Rate of ____%. As of the Cut-Off Date and with respect to the Pool II HELOC Mortgage Loans, the weighted average Margin was approximately ____%, the minimum Margin was ____% and the maximum Margin was ____%. As of the Cut-Off Date and with respect to the Pool II HELOC Mortgage Loans, the weighted average Credit Limit Utilization Rate (weighted by Credit Limit) was approximately ____%, the minimum Credit Limit Utilization Rate was approximately ____% and the maximum Credit Limit Utilization Rate was approximately ____%. As of the Cut-Off Date, the remaining term to scheduled maturity for the Pool II Mortgage Loans ranged from ____ months to ____ months and the weighted average remaining term to scheduled maturity was approximately ____ months. As of the Cut-Off Date, the CLVR of the Pool II Mortgage Loans ranged from ____% to ____% and the weighted average CLVR of the Pool II Mortgage Loans was approximately ____%. Credit Limits of the Pool II HELOC Mortgage Loans ranged from $_____ to $_____ and averaged approximately $_____. The Weighted Average Second Mortgage Ratio for the Pool II Mortgage Loans was approximately ____%. Substantially all of the Pool II Mortgage Loans represented second liens on the related Mortgaged Properties. As of the Cut-Off Date, ____%, by Principal Balance, of the Pool II Mortgage Loans were secured by Mortgaged Properties which are single-family residences and ____%, by Principal Balance, of the Pool II Mortgage Loans are secured by Mortgaged Properties which are owner-occupied. As of the Cut-Off Date, ____%, by Principal Balance, of the Pool II Mortgage Loans are secured by Mortgaged Properties which are located in [State].

          Set forth below is a description of certain characteristics of the Pool II Mortgage Loans as of the Cut-Off Date. The sum of the columns in each such table may not equal the total indicated due to rounding.

                             TYPE OF MORTGAGE LOANS
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Type                                   Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
HELOC Mortgage Loans..........
Closed-End Mortgage Loans.....
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                         OUTSTANDING PRINCIPAL BALANCES
                             POOL II MORTGAGE LOANS

           Range of                  Number of          Aggregate
     Outstanding Principal       Pool II Mortgage      Cut-Off Date        Percent of
         Balances ($)                  Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                TYPE OF OCCUPANCY
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Occupancy                              Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Primary.......................
Non-owner.....................
Second Home(1)................
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(1)  Includes vacation and second homes.

                                  LOAN PURPOSE
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Loan Purpose                           Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Cash Out Refinance............
Purchase......................
Rate/Term Refinance...........
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                PRIORITY OF LIEN
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Priority of Lien                       Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
First Lien....................
Second Lien...................
Other/No Security Interest....
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                          COMBINED LOAN-TO-VALUE RATIOS
                             POOL II MORTGAGE LOANS

           Range of                  Number of          Aggregate
    Combined Loan-to-Value       Pool II Mortgage      Cut-Off Date        Percent of
          Ratios (%)                   Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                  DOCUMENTATION
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Documentation                          Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Limited Documentation.........
Full Documentation............
No Ratio Documentation........
No Income/No Asset
   Documentation..............
No Income Verification
   Documentation..............
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                  PROPERTY TYPE
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Property Type                          Loans        Principal Balance   Pool II Balance

------------------------------   ----------------   -----------------   ---------------
Single Family.................
PUD...........................
Condo.........................
2 Family......................
3 Family......................
4 Family......................
Manufactured Housing..........
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                           GEOGRAPHIC DISTRIBUTION(1)
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
State                                  Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(1) Geographic location determined by the address of the Mortgaged Property securing the related Mortgage Loan.

                                  CREDIT LIMITS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
                                  Pool II HELOC      Cut-Off Date     Pool II HELOC
Range of Credit Limits ($)       Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------
                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                         CREDIT LIMIT UTILIZATION RATES
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
                                  Pool II HELOC      Cut-Off Date     Pool II HELOC
Range of Utilization Rates (%)   Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------
                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                                 ORIGINAL TERMS
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Original Terms          Pool II Mortgage      Cut-Off Date        Percent of
(in months)                            Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                     MONTHS REMAINING TO SCHEDULED MATURITY
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Remaining Terms         Pool II Mortgage      Cut-Off Date        Percent of
(in months)                            Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                     MARGINS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
                                  Pool II HELOC      Cut-Off Date     Pool II HELOC
Range of Margins (%)             Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------
                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                               CURRENT LOAN RATES
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Current Loan Rates      Pool II Mortgage      Cut-Off Date        Percent of
(%)                                    Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                               ORIGINAL DRAW TERMS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
Range of Original Draw Terms      Pool II HELOC      Cut-Off Date     Pool II HELOC
(in months)                      Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------
                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                                  AMORTIZATION
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Amortization                           Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Balloon.......................
Fully Amortizing..............
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                CREDIT SCORES(1)
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Range of Credit Scores                 Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(1) Credit Scores are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Scores set forth in the table above were obtained at either the time of origination of the Pool I Mortgage Loan or more recently. Neither the Sponsor nor the Company make any representations or warranties as to the actual performance of any Pool I Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the mortgage loan according to its terms.

                  YIELD, MATURITY AND PREPAYMENT CONSIDERATIONS

General

          The weighted average life of, and, if purchased at other than par, the effective yield of each Class of Class A Notes will be affected by the rate and timing of payments of principal on the Mortgage Loans in the Pool relating to such Class (including, for this purpose, prepayments and amounts received by virtue of refinancings, liquidations of Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the Sponsor, and in the case of the HELOC Mortgage Loans, the rate at which related Mortgagors make draws thereunder), the amount and timing of delinquencies and defaults by Mortgagors in the related Pool, as well as by the application of Accelerated Principal Payments (as defined herein) on the Class A Notes. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans in the Pool relating to such Class. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans in such Pool, the rate and timing of prepayments thereon by the Mortgagors, the enforcement (or lack of enforcement) of "due-on-sale" clauses, liquidations of defaulted Mortgage Loans in such Pool and optional or required repurchases of Mortgage Loans in such Pool as described herein. The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may, and the timing of losses could, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans in each Pool will depend on future events and on a variety of factors (as described more fully herein), no assurance can be given as to such rate or the timing of prepayments on the related Class of Class A Notes.

          The Mortgage Loans generally may be prepaid in full or in part at any time. However, substantially all of the HELOC Mortgage Loans have termination fees for three years after origination, except for those Mortgage Loans which were originated in those states where termination fees are prohibited by law. None of the Closed-End Mortgage Loans have prepayment penalties or termination fees. The prepayment experience with respect to the Mortgage Loans will affect the weighted average life of each Class of Class A Notes.

          The actual rate of prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

          No representation is made as to the rate of principal payments on the Mortgage Loans in any Pool, or as to the yield to maturity of any class of Class A Notes. An investor is urged to make an investment decision with respect to the Class A Notes based on the anticipated yield to maturity of such Class A Note resulting from its price and such investor's own determination as to anticipated Mortgage Loan prepayment rates. Prospective investors are urged to analyze fully the effect of mortgage loan prepayments for the related Pool and market conditions on the yield and value of the related class of Class A Notes, before acquiring any Class A Notes. In particular, investors that are required to perform periodic valuations on their investment portfolios should consider the effect of such fluctuations in value. In addition, investors should carefully consider the factors discussed under "Risk Factors--Prepayment Considerations" in the accompanying Prospectus.

          The terms of the Class A Notes provide for the amortization of the Class A Notes into two periods, the Managed Amortization Period (as defined herein) and the Rapid Amortization Period (as defined herein), which affects the rate and timing of the payment of principal on the Class A Notes. Payments of principal to Holders of the Class A Notes may reduce the percentage of the related Pool Balance (as defined herein) represented by the related Note principal balance. This may occur during the Managed Amortization Period but this is especially true during the Rapid Amortization Period. In addition, the Holders of the Class A Notes may receive a payment of Excess Cashflow (as defined herein) as an Accelerated Principal Payment on any Payment Date on which the Specified Overcollateralization Amount (as defined herein) for the related Class of Class A Notes exceeds the Overcollateralization Amount for the related Class of Class A Notes.

          The "Overcollateralization Amount" with respect to each Class of Class A Notes and the related Pool is equal to the amount, if any, by which the related Pool Balance exceeds the outstanding principal balance for the related Class of Class A Notes. The Insurer will require, based upon the terms and conditions hereinafter described, that the Overcollateralization Amount with respect to each Class of Class A Notes be maintained at the Specified Overcollateralization Amount with respect to such Class.

          In addition, to the extent obligors make more draws than principal payments, the Principal Balance of HELOC Mortgage Loans in each Pool may increase. Because during the Rapid Amortization Period, 100% of the Principal Collections with respect to each Class of Class A Notes is distributed to the related Class of Class A Notes, an increase in the Principal Balance of HELOC Mortgage Loans in the related Pool due to additional draws may also result in the related Class of Class A Notes receiving principal at a greater rate during such period. The Sale and Servicing Agreement allows the Trust, but subject to the satisfaction of certain terms specified in the Sale and Servicing Agreement, and upon notice to the Rating Agencies and upon receipt of the prior written consent of the Insurer, to remove Mortgage Loans from either Pool held by the Trust at any time during the life of the Trust so long as the related Overcollateralization Amount (after giving effect to such removal) exceeds what is then the related Specified Overcollateralization Amount. Such removals may affect the rate at which principal is distributed to the Holders of the Class A Notes by reducing the overall balance of Mortgage Loans in the related Pool and thus the amount of related Principal Collections (as defined herein). See " Certain Provisions of the Sale and Servicing Agreement--Optional Removals of Mortgage Loans by the Trust" in this Prospectus Supplement for more detail.

          The Closed-End Mortgage Loans are fixed-rate mortgage loans. As with fixed-rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, Mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some Mortgagors may sell or refinance mortgaged properties in order to realize their equity in the properties, to meet cash flow needs or to make other investments.

          The rate of prepayment on the Mortgage Loans cannot be predicted. Neither the Servicer nor the Sponsor is aware of any relevant studies or statistics on the rate of prepayment of such Mortgage Loans. Generally, home equity lines of credit are not viewed by borrowers as permanent financing. Accordingly, the HELOC Mortgage Loans may experience a higher rate of prepayment than traditional first lien mortgage loans. On the other hand, because the HELOC Mortgage Loans amortize as described herein, rates of principal payment on the HELOC Mortgage Loans will generally be slower than those of traditional fully-amortizing first lien mortgages with the same loan terms in the absence of prepayments on such HELOC Mortgage Loans. The prepayment experience of the Trust with respect to the HELOC Mortgage Loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, with respect to the HELOC Mortgage Loans, the frequency and amount of any future draws on the Credit Line Agreements and changes affecting the deductibility for federal income tax purposes of interest payments on home equity loans. All of the Mortgage Loans contain "due-on-sale" provisions and the Servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus for more detail.

Effect of Overcollateralization Feature

          Because all or a portion of the Excess Cashflow with respect to each Pool may be applied as an Accelerated Principal Payment in reduction of the outstanding principal balance of the related Class of Class A Notes, the weighted average life of such Class of Class A Notes will also be influenced by the amount of such Excess Cashflow so applied. "Excess Cashflow" with respect to a Payment Date and a Class of Class A Notes means the amount on deposit in the Collection Account in respect of Available Funds for the related Pool during the related Collection Period, available after making the distributions with respect to such Class specified in clauses (i) through (vi) under the caption "Description of the Class A Notes--Priority of Distributions" on such Payment Date. Because Excess Cashflow attributable to the overcollateralization feature is derived, in part, from interest collections on the Mortgage Loans in the related Pool and will be applied to reduce the outstanding principal balance of each Class of Class A Notes, the aggregate payments in reduction of the outstanding principal balance of each Class of Class A Notes on a Payment Date will usually be greater than the aggregate amount of Principal Collections

(including prepayments) on the Mortgage Loans in the related Pool payable during the related Collection Period until the Specified Overcollateralization Amount with respect to such Class is reached. As a consequence, Excess Cashflow available for payment in reduction of the outstanding principal balance of the related Class of Class A Notes will increase in proportion to such outstanding principal balance over time, to the extent such Excess Cashflow is not applied to offset losses on the Mortgage Loans in the related Pool.

          Accelerated Principal Payments will be paid on each Class of Class A Notes in reduction of the principal balance of such Class on each Payment Date if the then-applicable Specified Overcollateralization Amount with respect to such Class exceeds the related Overcollateralization Amount on such Payment Date. If a Class A Note is purchased at other than par, its yield to maturity will be affected by the rate at which Accelerated Principal Payments are paid to the related Noteholder. If the actual rate of Accelerated Principal Payments on a Class of Class A Notes applied in reduction of the outstanding principal balance of such Class is slower than the rate anticipated by an investor who purchases such Class A Note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of Accelerated Principal Payments applied in reduction of the outstanding principal balance of a Class of Class A Notes is faster than the rate anticipated by an investor who purchases such Class A Note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of Excess Cashflow with respect to any Pool which is available to fund Accelerated Principal Payments on any Payment Date will be affected by, among other things, the actual amount of interest received, collected or recovered in respect of the Mortgage Loans in such Pool during the related Collection Period and such amount will be influenced by changes in the weighted average of the Loan Rates resulting from prepayment and liquidations of Mortgage Loans in such Pool.

          The amount of Accelerated Principal Payments paid to each Class of Class A Notes and applied to the outstanding principal balance of such Class on each Payment Date will be based on the related Specified Overcollateralization Amount of such Class. The "Accelerated Principal Payment" will equal (i) for any Payment Date through the related Spread Holiday Termination Date, the lesser of
(A) __% of the Excess Cashflow with respect to the related Pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date and (ii) on each succeeding Payment Date, the lesser of (A) the Excess Cashflow with respect to the related Pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date. The Indenture generally provides that the Specified Overcollateralization Amount may, with respect to each Class, over time, decrease or increase, subject to certain floors, caps and triggers, including triggers that allow such Specified Overcollateralization Amount to decrease or "step down" or increase or "step up" based on the performance of the Mortgage Loans in the related Pool under certain tests specified in the Indenture based on delinquency or loss rates. Any increase in the Specified Overcollateralization Amount with respect to each Class of Class A Notes may result in an accelerated amortization of such Class until such Specified Overcollateralization Amount is reached. Conversely, any decrease in the Specified Overcollateralization Amount with respect to each Class of Class A Notes may result in a decelerated amortization of such Class.

          The "Spread Holiday Termination Date" with respect to each Class of Class A Notes is the _____th Payment Date.

Class A-1 Decrement Table

          The following decrement table is based on the following constant prepayment rate assumptions:

                            Scenario   Scenario   Scenario   Scenario   Scenario
                                I         II         III        IV          V
       Description           (% CPR)    (% CPR)    (% CPR)    (% CPR)    (% CPR)
-------------------------   --------   --------   --------   --------   --------
HELOC Mortgage Loans
Closed-End Mortgage Loans

          For purposes of the calculations in the following table, Pool I was assumed to have the following collateral characteristics:

                                  Weighted
                                   Average    Fully    Original     Original     Remaining                            Credit
                Current   Gross     Gross    Indexed    Term to   Amortization    Term to                Months    Utilization
                Balance    WAC     Margin      Rate    Maturity       Term        Maturity      Age      to Roll       Rate
 Description      ($)      (%)       (%)       (%)     (months)     (months)      (months)   (months)   (months)       (%)
-------------   -------   -----   --------   -------   --------   ------------   ---------   --------   --------   -----------
Closed-End
   Balloons
Closed-End
   Fully
   Amortizing
HELOCs*

----------
*HELOCs have a maximum rate of approximately 18%.

          In addition, it was assumed that (i) the distributions are made in accordance with the description set forth under "Description of the Class A Notes--Payments on the Class A Notes"; (ii) distributions of principal and interest on the Class A-1 Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs; (iii) no extension past the scheduled maturity date of a Mortgage Loan is made; (iv) no delinquencies occur; (v) scheduled monthly payments on the HELOC Mortgage Loans are calculated pursuant to the [____] paragraph under "Description of the Mortgage Loans--Mortgage Loan Terms" prior to giving effect to prepayments and prepayments are calculated under each of the prepayment assumptions as set forth in the table below (the "Prepayment Assumptions") before giving effect to draws;
(vi) monthly draws are calculated under each of the assumptions as set forth in the table below before giving effect to prepayments; (vii) each HELOC Mortgage Loan is subject to a maximum credit utilization rate of ___%; (viii) the scheduled due date of the Mortgage Loans is the first day of each month commencing in ______, 200_; (ix) the Closing Date is ______, 200_; (x) for each Payment Date LIBOR is ____%; (xi) for each Payment Date, the Index Rate is ____%; and (xii) any shortfalls in Interest Payment Amounts, due to the teaser period for any HELOC Mortgage Loan, will be fully funded.

                               Percentage of Original Class A-1 Principal Balance
                                             Decrement Table (1)(2)
                              ----------------------------------------------------
Payment Date                      I         II         III        IV          V
------------                  --------   --------   --------   --------   --------
Initial Percentage.........
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............
   _____ 20__..............

Weighted Average Life
   Years to Maturity ......
   Years to Call(3) .......

----------
(1) Assumes a constant draw rate of __% for __ months with respect to the HELOC Mortgage Loans with original terms of ___ months, and ___ months with respect to the HELOC Mortgage Loans with original terms of ___ months.

(2)  All percentages are rounded to the nearest whole percentage.

(3) Assumes that an optional redemption is exercised on the first possible Payment Date.

Class A-2 Decrement Table

          The following decrement table is based on the following constant prepayment rate assumptions:

                            Scenario   Scenario   Scenario   Scenario   Scenario
                                I         II         III        IV          V
       Description           (% CPR)    (% CPR)    (% CPR)    (% CPR)    (% CPR)
-------------------------   --------   --------   --------   --------   --------
HELOC Mortgage Loans
Closed-End Mortgage Loans

          For purposes of the calculations in the following table, Pool II was assumed to have the following collateral characteristics:

                                   Weighted
                                    Average    Fully    Original     Original     Remaining                            Credit
                 Current   Gross     Gross    Indexed   Term to    Amortization    Term to                Months    Utilization
                 Balance    WAC     Margin      Rate    Maturity       Term        Maturity      Age      to Roll       Rate
Description        ($)      (%)       (%)       (%)     (months)     (months)      (months)   (months)   (months)       (%)
--------------   -------   -----   --------   -------   --------   ------------   ---------   --------   --------   -----------
Closed-End
   Balloons

Closed-End
   Fully
   Amortizing

HELOCs*

----------
*HELOCs have a maximum rate of approximately 18%.

In addition, it was assumed that (i) the distributions are made in accordance with the description set forth in this Prospectus Supplement under "Description of the Class A Notes--Payments on the Class A Notes"; (ii) distributions of principal and interest on the Class A-2 Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs; (iii) no extension past the scheduled maturity date of a Mortgage Loan is made; (iv) no delinquencies occur; (v) scheduled monthly payments on the HELOC Mortgage Loans are calculated pursuant to the [___] paragraph under "Description of the Mortgage Loans--Mortgage Loan Terms" prior to giving effect to prepayments and prepayments are calculated under each of the Prepayment Assumptions as set forth in the table below before giving effect to draws; (vi) monthly draws are calculated under each of the assumptions as set forth in the table below before giving effect to prepayments; (vii) each HELOC Mortgage Loan is subject to a maximum credit utilization rate of ___%; (viii) the scheduled due date of the Mortgage Loans is the first day of each month commencing in _____, 200_; (ix) the Closing Date is _____, 200_; (x) for each Payment Date LIBOR is ____%; (xi) for each Payment Date, the Index Rate is ____%; and (xii) any shortfalls in Interest Payment Amounts, due to the teaser period for any HELOC Mortgage Loan, will be fully funded.

                                  Percentage of Original Class A-2 Principal Balance
                                                Decrement Table (1)(2)
                                 ----------------------------------------------------
Payment Date                         I         II         III        IV          V
------------                     --------   --------   --------   --------   --------
Initial Percentage............
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................
   _____ 20__.................

Weighted Average Life
   Years to Maturity .........
   Years to Call(3) ..........

----------
(1) Assumes a constant draw rate of __% for __ months with respect to the HELOC Mortgage Loans with original terms of ___ months, and ___ months with respect to the HELOC Mortgage Loans with original terms of ___ months.

(2)  All percentages are rounded to the nearest whole percentage.

(3) Assumes that an optional redemption is exercised on the first possible Payment Date.

                       POOL FACTOR AND TRADING INFORMATION

          The "Pool Factor" is a seven-digit decimal which the Servicer will compute monthly expressing the principal balance of each Class of Class A Notes as of each Payment Date (after giving effect to any distribution of principal on such Payment Date) as a proportion of the initial principal balance with respect to such Class. On the Closing Date, the Pool Factor will be [1.0000000] for each Class. See "Description of the Class A Notes--Payments on the Class A Notes" in this Prospectus Supplement for more detail. Thereafter, the Pool Factor will decline to reflect reductions in the related principal balance resulting from distributions of principal to each Class of Class A Notes.

          Pursuant to the Indenture, monthly reports concerning the Trust and the Class A Notes and various other items of information will be made available to the Noteholders. In addition, within 60 days after the end of each calendar year, beginning with the 200_ calendar year, information for tax reporting purposes will be made available to each person who has been a Noteholder of record at any time during the preceding calendar year. See "Description of the Class A Notes--Book-Entry Securities" and "--Reports to Noteholders" in this Prospectus Supplement for more detail.

                        DESCRIPTION OF THE CLASS A NOTES

          The [$_____] Class A-1 Variable Rate Asset-Backed Notes and the [$_____] Class A-2 Variable Rate Asset-Backed Notes will be issued pursuant to the Indenture (a form of which has been filed as an exhibit to the Registration Statement). Payments on the Class A Notes and certain rights of investors in the Class A Notes will be governed by the Indenture. The following summaries describe certain provisions of the Indenture and of the Trust Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Indenture and the Trust Agreement. Wherever particular sections or defined terms of the Indenture or of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference. "Class" shall mean each respective class of Class A Notes.

General

          The Class A Notes will be offered in denominations of $1,000 and multiples of $1,000 in excess thereof. The Class A Notes will be issued in book-entry form only. Definitive Class A Notes, if issued, will be transferable and exchangeable at the corporate trust office of the Indenture Trustee, which will initially act as registrar (the "Registrar"). See "Book-Entry Notes" in this Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Class A Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

Payments on the Class A Notes

          Beginning with the first Payment Date (which will occur on _____, 200_), distributions on the Class A Notes will be made by the Indenture Trustee or the Paying Agent on each Payment Date to the persons in whose names such Class A Notes are registered at the close of business on the Record Date for such Class. The "Record Date" for the Class A Notes shall be the Business Day immediately preceding such Payment Date unless the Class A Notes are no longer Book-Entry Notes, in which case the Record Date is the last Business Day of the month preceding the month of a Payment Date. The term "Payment Date" means the fifteenth day of each month or, if such day is not a Business Day, then the next succeeding Business Day. Distributions will be made by check or money order mailed (or upon the request of a Holder holding Class A Notes having denominations aggregating at least $1,000,000 and received by the Indenture Trustee at least five Business Days prior to the related Record Date, by wire transfer or otherwise) to the address of the person entitled thereto (which, in the case of Book-Entry Notes, will be The Depository Trust Company ("DTC") or its nominee in the United States or, upon request, Clearstream Banking, societe anonyme ("Clearstream") or in the Euroclear System ("Euroclear") in Europe) as it appears on the register of Holders of Class A Notes (the "Security Register") maintained by the Registrar on the Record Date in amounts calculated as described below. However, the final distribution in respect of the Class A Notes will be made only upon presentation and surrender thereof at the office or the agency of the Indenture Trustee specified in the notice to Holders of such final distribution. For purposes hereof, a "Business Day" is any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the State of New York, the State of California or in the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed or (iii) a day on which the Insurer is closed.

Payment of Interest

          Interest on each Class of Class A Notes will be payable monthly on each Payment Date, commencing on _____, 200_, at the related rate for the related Interest Accrual Period.

          The "Class A-1 Rate" on the Class A-1 Notes for any Interest Accrual Period will be equal to: (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date with respect to the Class A-1 Notes, the sum of (a) LIBOR (determined as described herein) and (b) ____% per annum and
(ii) for any Payment Date thereafter, the sum of (a) LIBOR (determined as described herein) and (b) ____% per annum; provided, however, that notwithstanding the foregoing, in no event will the amount of interest required to be distributed in respect of the Class A-1 Notes on any Payment Date exceed a rate (the "Maximum Rate" with respect to the Class A-1 Notes), which is equal to the weighted average of the Loan Rates of the Pool I Mortgage Loans, assuming each HELOC Mortgage Loan is fully indexed, weighted on the basis of the average daily balance of each Mortgage Loan in Pool I during the related billing cycle prior to the Collection Period relating to such Payment Date net of the Servicing Fee expressed as a rate, the fee payable to the Indenture Trustee expressed as a rate and the rate at which the premium payable to the Insurer is calculated (the result being adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year), in each case with respect to the Class A-1 Notes.

          To the extent the Maximum Rate is less than the Class A-1 Rate on the Class A-1 Notes for any Payment Date, the deficiency will be deferred (the "Deferred Interest" with respect to the Class A-1 Notes). The Policy will not guarantee the payment of such Deferred Interest.

          The "Class A-2 Rate" on the Class A-2 Notes for any Interest Accrual Period will be equal to: (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date with respect to the Class A-2 Notes, the sum of (a) LIBOR (determined as described herein) and (b) ____% per annum and
(ii) for any Payment Date thereafter, the sum of (a) LIBOR (determined as described herein) and (b) ____% per annum; provided, however, that notwithstanding the foregoing, in no event will the amount of interest required to be distributed in respect of the Class A-2 Notes on any Payment Date exceed a rate (the "Maximum Rate" with respect to the Class A-2 Notes), which is equal to the weighted average of the Loan Rates of the Pool II Mortgage Loans, assuming each HELOC Mortgage Loan is fully indexed, weighted on the basis of the average daily balance of each Mortgage Loan in Pool II during the related billing cycle prior to the Collection Period relating to such Payment Date net of the Servicing Fee expressed as a rate, the fee payable to the Indenture Trustee expressed as a rate and the rate at which the premium payable to the Insurer is calculated (the result being adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year), in each case with respect to the Class A-2 Notes.

          To the extent the Maximum Rate is less than the Class A-2 Rate on the Class A-2 Notes for any Payment Date, the deficiency will be deferred (the "Deferred Interest" with respect to the Class A-2 Notes). The Policy will not guarantee the payment of such Deferred Interest.

          The "Optional Redemption Date" with respect to each Class of Class A Notes is the first Payment Date upon which the Sponsor is entitled to exercise its optional redemption of the related Class of Class A Notes.

          "Note Rate" means the Class A-1 Rate or the Class A-2 Rate, as applicable.

          Interest Accrual Periods. Interest on the Class A Notes in respect of any Payment Date will accrue from the preceding Payment Date (or in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date (the "Interest Accrual Period" with respect to such Payment Date) on the basis of the actual number of days in the Interest Accrual Period and a 360-day year. For any Payment Date, the interest then due with respect to each Class of Class A Notes (calculated using the Class A-1 Rate or Class A-2 Rate, as appropriate, subject to the related Maximum Rate) is the "Interest Payment Amount" for such Class of Class A Notes and such Payment Date.

          Calculation of the LIBOR Rate. With respect to each Payment Date, LIBOR shall be established by the Indenture Trustee as follows.

          On the second LIBOR Business Day (as defined herein) preceding the commencement of each Interest Accrual Period (each such date, a "LIBOR Determination Date"), the Indenture Trustee will determine the London Interbank Offered Rate ("LIBOR") based on the "Interest Settlement Rate" for U.S. dollar deposits of one-month maturity set by the British Bankers' Association (the "BBA") as of 11:00 a.m. (London time) on the LIBOR Determination Date.

          The BBA's Interest Settlement Rates are currently displayed on the Dow Jones Telerate Service page 3750 (such page, or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA as the information vendor for the purpose of displaying the BBA's Interest Settlement Rates for deposits in U.S. dollars, the "Designated Telerate Page"). Such Interest Settlement Rates are also currently available on Reuters Monitor Money Rates Service page "LIBOR01" and Bloomberg L.P. page "BBAM." The BBA's Interest Settlement Rates currently are rounded to five decimal places.

          A "LIBOR Business Day" is any day on which banks in London and New York are open for conducting transactions in foreign currency and exchange.

          With respect to any LIBOR Determination Date, if the BBA's Interest Settlement Rate does not appear on the Designated Telerate Page as of 11:00 a.m. (London time) on such date, or if the Designated Telerate Page is not available on such date, the Indenture Trustee will obtain such rate from the Reuters or Bloomberg page. If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Indenture Trustee will designate an alternative index that has performed, or that the Indenture Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate.

          The establishment of LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rates of interest applicable to the Class A Notes for the related Interest Accrual Period will (in the absence of manifest error) be final and binding.

Payment of Principal

          Principal Payment Amount. On each Payment Date, the Holders of each Class of the Class A Notes will receive, to the extent of Available Funds for such Class, the related Principal Payment Amount (as defined herein) for such Payment Date.

          The term of each Class of the Class A Notes has been divided into two periods, the Managed Amortization Period and the Rapid Amortization Period (each as defined herein). The "Managed Amortization Period" is the period commencing on _____, 200_, and ending on the earlier to occur of (x) the [___] Payment Date or (y) the Payment Date which immediately precedes the occurrence of a Rapid Amortization Event. The "Rapid Amortization Period" is the period which immediately follows the end of the Managed Amortization Period.

          With respect to each Payment Date and each Class of Class A Notes, the "Principal Payment Amount" shall equal the positive difference of (a) the Maximum Principal Payment and (b) the Overcollateralization Reduction Amount, if any, in each case, with respect to such Payment Date and such Class. With respect to each Payment Date and each Class of Class A Notes, the "Maximum Principal Payment" shall equal (i) during the Managed Amortization Period, the Net Principal Collections with respect to such Payment Date, such Class and the related Pool and (ii) during the Rapid Amortization Period, the Principal Collections with respect to such Payment Date, such Class and the related Pool. With respect to each Payment Date and each Pool, "Net Principal Collections" shall equal the positive difference of (x) the Principal Collections with respect to such Payment Date and such Pool and (y) the sum of (A) the aggregate principal amount of all Additional Balances with respect to such Pool arising during the Collection Period related to such Payment Date plus (B) the Additional Balance Contributed Amounts outstanding as of the opening of business on such Payment Date. The aggregate distributions of principal to the Holders of each Class of Class A Notes shall not exceed the initial principal balance of such Class.

          With respect to each Class of Class A Notes, the "Overcollateralization Reduction Amount" shall equal the amount by which the Overcollateralization Amount for such Class exceeds the Specified
Overcollateralization Amount for such Class, assuming that the Maximum Principal Payment for such Class had been distributed to the related Noteholders on such Payment Date.

          In addition, on the Payment Date in _____, 200_ with respect to the Class A Notes (the "Final Scheduled Payment Date" with respect to the Class A Notes), the Holders of the Class A Notes will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Class A Notes. The Final Scheduled Payment Date with respect to the Class A Notes is the date which is twelve months after the Payment Date immediately following the month of the last due date of the latest maturing Mortgage Loan in any Pool.

          Accelerated Principal. With respect to each Class of Class A Notes, the related Pool and any Payment Date on which there exists Excess Cashflow relating to such Pool, Excess Cashflow with respect to such Pool will be distributed in reduction of the principal balance of such Class in the following amounts: (i) on any such Payment Date through the Spread Holiday Termination Date, the lesser of (A) __% of the Excess Cashflow with respect to the related Pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date and (ii) on each succeeding Payment Date, the lesser of (A) 100% of the Excess Cashflow with respect to the related Pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date (any such payment, an Accelerated Principal Payment).

          The "Specified Overcollateralization Amount" with respect to each Class of Class A Notes will initially be the amounts as defined in the Indenture. These amounts may be increased or decreased at the discretion of the Insurer.

          Rapid Amortization Events. As described above, the Managed Amortization Period will continue through the Payment Date in _____, 200_, unless a Rapid Amortization Event occurs prior to such date in which case the Rapid Amortization Period will commence immediately. "Rapid Amortization Event," with respect to each Class of Class A Notes, refers to any of the following events:

          (a) failure on the part of the Trust, the Company, the Sponsor or the Servicer (i) to make a payment or deposit required under the Indenture, the Sale and Servicing Agreement or the Insurance Agreement, dated as of _____, 200_, among the Insurer, the Trust, the Servicer, the Seller, the Sponsor and the Indenture Trustee (the "Insurance Agreement"), within two Business Days after notification that such payment or deposit is required to be made or (ii) to observe or perform in any material respect any other covenants or agreements of the Trust, the Company, the Sponsor or the Servicer set forth in the Sale and Servicing Agreement or the Insurance Agreement or the Indenture, which failure continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Trust, the Company, the Sponsor or the Servicer, as the case may be, by the Indenture Trustee in accordance with the provisions of the Indenture;

          (b) any representation or warranty made by the Trust, the Company, the Servicer or the Sponsor in the Sale and Servicing Agreement, the Indenture or the Insurance Agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Noteholders or the Insurer, are materially and adversely affected; provided, however, that with respect to any such representation or warranty made with respect to any Mortgage Loan or Mortgage Loans in the related Pool, a Rapid Amortization Event shall not be deemed to occur if the Company, the Servicer or the Sponsor has purchased such Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Insurer) in accordance with the provisions of the Indenture;

          (c) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the Sponsor, the Company or the Trust;

          (d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

          (e) a draw is made under the Policy;

          (f) an Event of Servicing Termination has occurred;

          (g) a default in the payment of any Deferred Interest on the related Class of Class A Notes on the Final Maturity Date; and

          (h) default in the payment of any interest, principal or any installment of principal on the related Class of Class A Notes when the same becomes due and payable, and such default continues for a period of five Business Days.

          The occurrence of a Rapid Amortization Event with respect to a Class of Class A Notes will not cause the occurrence of a Rapid Amortization Event with respect to the other Classes of Class A Notes unless the same event or circumstance is a Rapid Amortization Event with respect to all Classes.

          In the case of any event described in clauses (a) through (e) above, a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in the Indenture or Sale and Servicing Agreement, any of the Indenture Trustee or Holders holding Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A-1 Notes or the Class A-2 Notes, as applicable, with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) or the Insurer (so long as no Insurer Default has occurred and is continuing), by written notice to the Trust, the Insurer, the Sponsor, and the Servicer (and to the Indenture Trustee, if given by the Noteholders or the Insurer) declare that a Rapid Amortization Event has occurred as of the date of such notice. Following the occurrence of a Rapid Amortization Event described in clauses (a) through
(e), the Insurer (so long as no Insurer Default has occurred and is continuing) shall have the right to direct the Indenture Trustee to sell, dispose of or otherwise liquidate the Trust Property in a commercially reasonable manner and on commercially reasonable terms. If the Insurer has directed such sale, the Policy will cover any amounts by which such remaining net proceeds are insufficient to pay the principal balance of the related Notes, together with all accrued and unpaid interest thereon. So long as no Event of Servicing Termination has occurred and is continuing, any such sale, disposal or liquidation will be "servicing retained" by the Servicer. The net proceeds of such sale will be paid (i) first, to the Holders of the Class A Notes insofar as may be necessary to reduce the principal balance of the Class A Notes, together with all accrued and unpaid interest due thereon, to zero, (ii) second, to reimburse the Insurer to the extent of unreimbursed draws under the Policy and other amounts owing to the Insurer, and (iii) third, to the Residual Certificateholder. If the Insurer has directed the Indenture Trustee to undertake such sale or liquidation, the Policy will cover any amount by which such remaining net proceeds are insufficient to pay the related principal balance in full, together with all accrued and unpaid interest due thereon.

          In addition to the consequences of a Rapid Amortization Event discussed above, if the Sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Sponsor, on the day of any such filing or appointment no further Additional Balances will be transferred to the Trust, and the Sponsor will promptly give notice to the Indenture Trustee and the Insurer of any such filing or appointment. Within 15 days, the Indenture Trustee will send a notice of the occurrence of such event to the Noteholders.

          Upon the occurrence of a Rapid Amortization Event, the Sponsor shall no longer receive any principal funds upon the transfer of Additional Balances to the Trust, whether in respect of Additional Balance Contributed Amounts or otherwise.

          An "Insurer Default" shall mean the occurrence of any of (i) the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof, (ii) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the Insurer or (iii) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer.

Priority of Distributions

          The Indenture Trustee shall deposit to a certain account (the "Collection Account"), without duplication, upon receipt and with respect to each class of Class A Notes, (i) any Insured Payments received with respect to such class, (ii) the proceeds of any liquidation of the assets of the Trust, to the extent that such proceeds relate to the Pool corresponding to such class, (iii) the related Principal Collections, (iv) the related Interest Collections and (v) certain other amounts remitted by the Servicer, together with certain other specified amounts, in each case to the extent such amounts relate to the Pool corresponding to such class (the amounts specified in clauses (ii) through (v) with respect to each class of Class A Notes, being "Available Funds" for such class and the related Payment Date).

          With respect to each class of Class A Notes and each Payment Date, and to the extent of Available Funds with respect to such class, the Indenture Trustee shall make the following allocations, disbursements and transfers from the Collection Account in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

               (i) as payment to the Indenture Trustee for its fee for services rendered pursuant to the Indenture with respect to such class (the "Trustee Fee" with respect to each class);

               (ii) the related premium amount payable to the Insurer with respect to each class;

               (iii) from Interest Collections for such Payment Date, as payment to the Credit Risk Manager for its fee for services rendered pursuant to the Sale and Servicing Agreement (the "Credit Risk Manager Fee");

               (iv) from Interest Collections for such Payment Date, as payment to the Owner Trustee for its fee for services rendered pursuant to the Trust Agreement (the "Owner Trustee Fee");

               (v) to the Holders of such class of Class A Notes, the related Interest Payment Amount for such Payment Date;

               (vi) to the Sponsor, on each Payment Date during the Managed
                    Amortization Period, an amount equal to the Additional Balance Contributed Amount (as defined herein);

               (vii) to the Holders of such class of Class A Notes, as a
                    distribution of principal, the related Principal Payment Amount for such Payment Date;

               (viii) to the Holders of such class of Class A Notes, as a distribution of principal, the related Overcollateralization Deficit (as defined herein) for such Payment Date;

               (ix) to the Insurer, the related Reimbursement Amount (as defined herein), if any, then due to it with respect to such class;

               (x) to the Holders of such class of Class A Notes, the Accelerated Principal Payment, if any, with respect to such class;

               (xi) pursuant to the "crosscollateralization" provisions of the
                    Trust, any Available Funds remaining with respect to each class on such Payment Date shall be used to fund any deficiency in items (iii), (vi) and (vii) above with respect to the other class of Class A Notes pro rata according to the relative amounts of such deficiencies, after taking into account the allocation of Available Funds for such other class of Class A Notes on such Payment Date (the amount of such remaining Available Funds used to fund such deficiencies with respect to the other class on such Payment Date is the "Crossover Amount" with respect to such class);

               (xii) to the Reserve Fund for application in accordance with the
                    Indenture, to the extent that the sum of the Overcollateralization Amounts for all classes of Class A Notes as of such Payment Date is less than the sum of the Specified Overcollateralization Amounts for all classes of Class A Notes as of such Payment Date;

               (xiii) pari passu (a) to the Servicer, to pay certain amounts that may be required to be paid to the Servicer and not previously reimbursed pursuant to the Sale and Servicing Agreement and (b) to the Indenture Trustee, up to a maximum of $______ on any Payment Date to pay certain amounts that may be required to be paid to the Indenture Trustee with respect to its preparation and recording of assignments of mortgages (which amounts were not previously paid pursuant to clause (i) or reimbursed pursuant to the Sale and Servicing Agreement);

               (xiv) to the Holders of such class of Class A Notes to pay
                    Deferred Interest on such class of Class A Notes and interest thereon at the related rate;

               (xv) to pay a fee to the Manager (the "Management Fee") with respect to such class pursuant to the Management Agreement (the "Management Agreement") dated as of _____, 200_ between GreenPoint Mortgage Funding, Inc., as Manager and the Trust;

               (xvi) pari passu, (a) to the Indenture Trustee, any unpaid fees and unreimbursed expenses due and owing to the Indenture Trustee and not otherwise paid pursuant to clauses (i) and
                    (xi) above; and (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise paid pursuant to clause (iv) above; and

               (xvii) to the holder of the Residual Certificate (the "Residual
                    Certificateholder"), any amount remaining on deposit in the Collection Account with respect to such class.

          On each Payment Date, if Available Funds with respect to a class, plus any Crossover Amount available from the other class, are insufficient to pay the amounts specified in clauses (iii), (vii) and (viii) above with respect to such class, the amount of such insufficiency shall be withdrawn from the Reserve Fund to the extent of funds on deposit therein. If the funds on deposit in the Reserve Fund are inadequate to pay such insufficiencies with respect to both classes for such Payment Date, funds on deposit therein will be allocated among both classes pro rata according to the relative amounts of such deficiencies.

          "Additional Balance Contributed Amount" means (a) the excesses, if any, for all prior Payment Dates of (i) the aggregate principal amount of all Additional Balances for a Payment Date over (ii) Principal Collections with respect to such Payment Date minus (b) amounts paid on previous Payment Dates to the Sponsor as an Additional Balance Contributed Amount.

          An "Overcollateralization Deficit" with respect to a Class of Class A Notes and any Payment Date is equal to the amount, if any, by which the outstanding principal balance of such Class exceeds the Pool Balance for the related Class of Class A Notes.

          The "Reimbursement Amount" is, as to any Payment Date, the sum of (x) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date, plus interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication any amounts then due and owing to the Insurer under the Insurance Agreement, plus interest on such amounts at the Late Payment Rate.

          The "Late Payment Rate" is the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus __% per annum and (ii) the then applicable highest rate of interest on the related Class A Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

          "Excess Interest" is, as to any Payment Date and any Pool, the difference between (x) the Interest Collections for the related Pool with respect to such Payment Date, less the related Trustee Fee and the related premium amount payable to the Insurer minus (y) the related Interest Payment Amount for the related Class of Class A Notes with respect to such Payment Date.

          On each Determination Date the Indenture Trustee shall determine from information provided by the Servicer, with respect to the immediately following Payment Date, whether a drawing is required to be made under the Policy, with respect to either Class.

          The Paying Agent shall initially be the Indenture Trustee, together with any successor thereto in such capacity (the "Paying Agent"). The Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making distributions to the Noteholders.

Overcollateralization and Crosscollateralization Feature

          The Overcollateralization Amount for each Class of Class A Notes as of the Closing Date will be less than the related initial Specified
Overcollateralization Amount, thus requiring an increase in such Overcollateralization Amount on future Payment Dates until such Overcollateralization Amount equals the Specified Overcollateralization Amount.

          With respect to each Class of Class A Notes, all or a portion of Excess Cashflow will be applied as Accelerated Principal Payments on the related Class of Class A Notes on each Payment Date to the extent necessary to maintain the Overcollateralization Amount for such Class at, or to increase it to, the Specified Overcollateralization Amount for such Class for such Payment Date. The requirement to maintain the Overcollateralization Amount at the Specified Overcollateralization Amount, or to increase it to the Specified Overcollateralization Amount, is not an obligation of the Sponsor, the Servicer, the Indenture Trustee, the Insurer, the Owner Trustee or any other person.

          The Indenture permits Excess Cashflow not required to maintain or achieve the Specified Overcollateralization Amount of the related Class of Class A Notes to fund certain deficiencies with respect to the other Class of Class A Notes or to be applied to the funding of a reserve fund (the "Reserve Fund"), which the Insurer has required to be established and maintained with respect to the Class A Notes. Amounts on deposit in the Reserve Fund may be withdrawn therefrom and applied to fund any Interest Payment Amount, any Overcollateralization Deficit or any Reimbursement Amount with respect to any Payment Date.

          The amount on deposit in the Reserve Fund will not exceed the excess of (x) the sum of the Specified Overcollateralization Amounts with respect to each Class of Class A Notes over (y) the sum of the Overcollateralization Amounts with respect to each Class of Class A Notes. To the extent that the amount on deposit in the Reserve Fund does exceed such amount on any Payment Date, any such excess will be released from the Reserve Fund and distributed to the Residual Certificateholder.

          The Insurer may permit the Specified Overcollateralization Amount for the Class A Notes to decrease or "step down" over time beginning on the [___] Payment Date, subject to certain floors and triggers. The dollar amount of any decrease in a Specified Overcollateralization Amount is an Overcollateralization Reduction Amount, which, with respect to each Class of Class A Notes, may result in a release of cash to the holder of the Residual Certificate in an amount up to such Overcollateralization Reduction Amounts (net of any Reimbursement Amounts due to the Insurer), and/or result in the removal of cash or Mortgage Loans from the related Pool on Payment Dates occurring after such step-downs take effect. The dollar amount of any Overcollateralization Reduction Amount with respect to a Class will first be released from the Reserve Fund, to the extent of the amount on deposit therein. If the amount on deposit in the Reserve Fund with respect to a Class is not sufficient to fund the full amount of such Overcollateralization Reduction Amount with respect to such Class, then an amount equal to the remaining portion of such Overcollateralization Reduction Amount will be released to the Residual Certificateholder from the monthly cashflow with respect to such Class, thus reducing the Overcollateralization Amount for such Class.

          "Realized Losses" for any Pool and any Payment Date will equal the positive difference between (i) the Principal Balances of all Mortgage Loans in the related Pool that were liquidated during the related Collection Period and
(ii) the sum (without duplication) of (A) the amounts of principal collected upon liquidation of such Mortgage Loans and (B) Excess Cashflow with respect to the related Class and such Payment Date.

Book-Entry Securities

          The Class A Notes will be "Book-Entry Securities". The Class A Notes will be issued in one or more Notes, and will be held by a nominee of DTC or any successor depository in the United States or, upon request, Clearstream or Euroclear in Europe. See "Description of the Securities--Book-Entry Registration of Securities" in the Prospectus and Annex II in this Prospectus Supplement.

          Unless and until Definitive Securities are issued, it is anticipated that the only "Noteholder" within the meaning of the Indenture with respect to the Class A Notes will be Cede & Co., as nominee of DTC. Beneficial owners of the Class A Notes will not be "Noteholders", as that term is used in the Indenture. Beneficial owners are only permitted to exercise the rights of Class A Notes indirectly through Financial Intermediaries and DTC.

          DTC has advised the Sponsor and the Indenture Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the Holders of the Class A Notes under the Indenture only at the direction of one or more "financial intermediaries" to whose DTC accounts the Class A Notes are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such Class A Notes.

          Definitive Securities will be issued to beneficial owners of the Class A Notes, or their nominees, rather than to DTC, only if (a) the Sponsor advises the Indenture Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Notes and the Sponsor or the Indenture Trustee is unable to locate a qualified successor; (b) the Sponsor, at its sole option, advises the Indenture Trustee that it elects to terminate a book-entry system through DTC; or (c) with the consent of the Insurer after the occurrence of an event of default under the Indenture, beneficial owners of the Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A Notes advise the Indenture Trustee and DTC through the financial intermediaries in writing that the continuation of a book-entry system with respect to such Book-Entry Securities through DTC (or a successor thereto) is no longer in the best interests of beneficial owners. Voting rights allocated to the Class A Notes shall be allocated among the Class A Notes in accordance with their respective percentage interests.

          Upon the occurrence of any of the events described in the immediately preceding paragraph, the Indenture Trustee will be required to notify all beneficial owners of the Class A Notes through DTC of the occurrence of such event and the availability of definitive securities. Upon surrender by DTC of the global note or notes representing the Class A Notes and instructions for re-registration, the Indenture Trustee will issue the definitive securities, and thereafter the Indenture Trustee will recognize the Holders of such definitive securities as Noteholders under the Indenture.

          According to DTC, the foregoing information with respect to DTC has been provided to the industry for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

Reports to Noteholders

          On each Determination Date, the Indenture Trustee will make available to the Noteholders and the Insurer a statement setting forth among other items:

               (i)  the amount being distributed to each Class of Class A Notes;

               (ii) the amount of interest included in such distribution and the related Note Rate;

               (iii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

               (iv) the amount, if any, of the remaining overdue accrued
                    interest after giving effect to such distribution;

               (v) the amount, if any, of principal included in such distribution;

               (vi) the principal balance of the Notes, after giving effect to such distribution;

               (vii) the Servicing Fee for such Payment Date;

               (viii) the related principal balance, after giving effect to such distribution;

               (ix) the related initial Pool Balance and the related Pool
                    Balance as of the end of the preceding Collection Period;

               (x) the Owner Trustee Fee, the Indenture Trustee Fee, the Credit Risk Manager Fee and the Management Fee for such Payment Date;

               (xi) by Pool and in the aggregate, the number and aggregate
                    Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure or properties acquired by the Trust by deed in lieu of foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 to 119 days, (4) 120 to 149 days, (5) 150 to 179 days, (6) 180 to 269 days and (7) 270 or more days, (B) in foreclosure,
                    (C) in bankruptcy and (D) properties acquired by the Trust by deed in lieu of foreclosure;

               (xii) (A) cumulative losses as a percentage of original Pool
                    Balance, (B) cumulative losses as a percentage of current Pool Balance and (C) the twelve-month rolling average of cumulative losses as a percentage of original Pool Balance;

               (xiii) the six-month rolling average of Mortgage Loans that are
                    60 days or more delinquent;

               (xiv) the book value of any real estate which is acquired by the
                    Trust through foreclosure or grant of deed in lieu of foreclosure;

               (xv) the amount of any draws on the Policy;

               (xvi) the amount, if any, on deposit in the Reserve Fund and the amount, if any, transferred from the Reserve Fund in respect of such Payment Date;

               (xvii) the occurrence of an Event of Servicing Termination under the Indenture;

               (xviii) the amount of Additional Balances for such Payment Date;

               (xix) the amount of any Additional Balance Contribution Amount, and the amount of interest on such amount;

               (xx) whether the related Payment Date will fall during the
                    Managed Amortization Period or the Rapid Amortization
                    Period;

               (xxi) whether a Rapid Amortization Event has occurred during the related Collection Period;

               (xxii) the amount, if any, of any Relief Act Shortfalls incurred during the related Collection Period;

               (xxiii) the amount, if any, of interest shortfalls related to prepayments during the related Collection Period;

               (xxiv) the amount of any servicing advances made by the Servicer during the related Collection Period; and

               (xxv) the outstanding principal balances of the three Mortgage
                    Loans with the largest outstanding principal balances.

          In the case of information furnished pursuant to clauses (ii), (iii),
(iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A Note with a $1,000 denomination.

          The Indenture Trustee will make the reports referred to above (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, the Insurer, the Sponsor and the Servicer via the Indenture Trustee's internet website, which is presently located at [website address]. Any such persons that are unable to use this website are entitled to have a paper copy of such information sent to them via facsimile by faxing a request to the Indenture Trustee at [telephone number]. The Indenture Trustee shall have the right to change the manner in which the reports referred to in this section are distributed in order to make such distribution more convenient and/or more accessible to the Noteholders, the Insurer, the Sponsor and the Servicer. The Indenture Trustee will provide timely and adequate notification to all such parties regarding any such change to the method of distribution of the reports.

          Within 60 days after the end of each full calendar year beginning with 200_, the Servicer will be required to forward to the Indenture Trustee a statement containing the information set forth in clauses (ii) and (v) above aggregated for the prior calendar year.

             CERTAIN PROVISIONS OF THE SALE AND SERVICING AGREEMENT

Collection and Other Servicing Procedures on Mortgage Loans

          The Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Sale and Servicing Agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the above, the Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans.

          With respect to the Mortgage Loans, the Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services. In accordance with the terms of the Sale and Servicing Agreement, the Servicer may consent under certain circumstances to the placing of a subsequent senior lien in respect of a Mortgage Loan.

Allocations and Collections

          All collections on the Mortgage Loans will generally be allocated in accordance with the Loan Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Payment Date, "Interest Collections" with respect to each Pool will be equal to the amounts collected during the calendar month preceding the month of such Payment Date (each such period, the "Collection Period"), including the portion of Net Liquidation Proceeds (as defined herein) and insurance proceeds, each as allocated to interest pursuant to the terms of the Loan Agreements and the interest portion of any Substitution Amount, in each case, less Servicing Fees for the related Collection Period.

          As to any Payment Date, "Principal Collections" with respect to each Pool will be equal to the amounts collected during the related Collection Period, including such portion of Net Liquidation Proceeds and insurance proceeds allocated to principal pursuant to the terms of the Loan Agreements, any amounts allocable to principal with respect to any Mortgage Loans that are repurchased by the Trust or the Sponsor, any Recoveries and the principal portion of any Substitution Amount (as defined herein). "Net Liquidation Proceeds" with respect to a Mortgage Loan are equal to the Liquidation Proceeds and insurance proceeds, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the sum of (i) the Principal Balance of the Mortgage Loan, and (ii) accrued and unpaid interest thereon to the end of the Collection Period during which such Mortgage Loan became a Liquidated Mortgage Loan. "Liquidation Proceeds" are the proceeds received in connection with the liquidation of any Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, other than Recoveries.

          A "Liquidated Mortgage Loan" means, as to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, based on the servicing procedures specified in the Sale and Servicing Agreement, as of the end of the related Collection Period that all Liquidation Proceeds which it expects to recover with respect to the disposition of the related Mortgaged Property have been recovered.

          "Recoveries" mean with respect to any Payment Date and Mortgage Loan that becomes a Liquidated Mortgage Loan prior to the Collection Period relating to such Payment Date, all amounts received in respect of principal on such Liquidated Mortgage Loan for such Payment Date, net of reimbursable expenses in respect thereof.


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


          The Indenture Trustee will deposit any amounts drawn under the Policy into the Collection Account.

          With respect to any date, the "Pool Balance" of a Pool will be equal to the aggregate of the Principal Balances of all Mortgage Loans in such Pool as of such date. The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any date is equal to (i) the principal balance of such Mortgage Loan as of the related Cut-Off Date, minus (ii) all collections credited against the principal balance of such Mortgage Loan in accordance with the related Loan Agreement prior to such day, plus (iii) if such Mortgage Loan is a HELOC Mortgage Loan, any Additional Balances in respect of such HELOC Mortgage Loan. The Principal Balance of a Liquidated Mortgage Loan shall be zero.

Payments on Mortgage Loans; Deposits to Collection Account

          The Indenture Trustee shall establish and maintain the Collection Account (as defined herein) for the benefit of the Noteholders, the Insurer and the Sponsor, as their interests may appear. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, within one Business Day (as defined herein) of receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments maturing no later than one Business Day prior to the next Payment Date or on such Payment Date if approved by the Rating Agencies, the Insurer and the Indenture Trustee. Not later than on or before the third Business Day prior to the Determination Date, the Servicer will notify the Indenture Trustee of the amount of such deposit to be included in funds available for the related Payment Date.

          The Indenture Trustee will establish and maintain the Distribution Account for the benefit of the Noteholders, the Insurer and the Sponsor, as their interests may appear, into which deposits will be made of the amounts remitted to the Indenture Trustee by the Servicer. The Distribution Account will be an Eligible Account. Amounts on deposit in the Distribution Account will remain uninvested. All income and gain realized from the Indenture Trustee's holding of the funds in the Distribution Account will be for the benefit of the Indenture Trustee.

          An "Eligible Account" is an account that is (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies,
(ii) one or more accounts maintained with a depository institution whose long term unsecured debt rating by the Rating Agencies is at least "AA-" and whose accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund, (iii) a segregated trust account maintained with the Indenture Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency and the Insurer as evidenced by a letter from each Rating Agency and the Insurer to the Indenture Trustee, without reduction or withdrawal of their then current ratings of the Class A Notes without regard to the Policy.

          Eligible Investments are specified in the Indenture and may also include investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Class A Notes.

Assignment of Mortgage Loans

          At the time of issuance of the Class A Notes, the Sponsor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan (including, with respect to HELOC Mortgage Loans, any Additional Balances arising in the future) and the related Loan Agreements, mortgages and other related documents (collectively, the "Related Documents"), including all collections received with respect to each such Mortgage Loan after the applicable Cut-Off Date. The Trust will in turn pledge to the Indenture Trustee under the Indenture all of its right, title and interest in the foregoing property relating to Pool I and Pool II as collateral for the Class A Notes. The Indenture Trustee will not have any obligation to make additional funding under the Loan Agreements. Concurrently with such pledge, the Indenture Trustee will deliver the Class A Notes on behalf of the Trust. Each Mortgage Loan transferred to the Trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement. Such schedule will include information as to the Principal Balance of each Mortgage Loan as of its Cut-Off Date, as well as information with respect to the Loan Rate.

          The Sale and Servicing Agreement will require that on or prior to the Closing Date, the Servicer shall deliver to the Indenture Trustee (or a custodian, as the Indenture Trustee's agent for such purpose) the Mortgage Notes and assignments of the mortgages endorsed in blank to the Indenture Trustee on behalf of the Trust and the Related Documents. In lieu of delivery of original mortgages, the Servicer may deliver true and correct copies thereof which with respect to lost mortgages have been certified as to the authenticity by the appropriate county recording office where such mortgage is recorded.

          The Sale and Servicing Agreement will additionally require that on or prior to the Closing Date, each Seller shall deliver to the Custodian, on behalf of the Indenture Trustee, executed assignments of mortgages with respect to each related Mortgage Loan, other than such Mortgage Loans registered with Mortgage Electronic Registration Systems, Inc. ("MERS"). An assignment of mortgage will only be recorded in those jurisdictions where recording is required by law. In all other cases, an assignment of mortgage will be recorded if a recordation event (as defined in the Sale and Servicing Agreement) occurs. Upon the occurrence of a recordation event, the Indenture Trustee will complete and submit for recordation the assignments of the mortgages related to each such Mortgage Loan in favor of the Indenture Trustee.

          Within 90 days of the Closing Date, the Custodian, on behalf of the Indenture Trustee and pursuant to the Custodial Agreement, will review the Mortgage Loans and the Related Documents and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Indenture Trustee, the Insurer and the related Seller by the Custodian or the Indenture Trustee, such Seller will be obligated to accept the transfer of such Mortgage Loan from the Trust. Upon such transfer, the related Seller will be obligated to either substitute an Eligible Substitute Mortgage Loan or to purchase such Mortgage Loan at a purchase price equal to the product of the percentage over par (as specified in the Indenture) and the principal balance of such Mortgage Loan plus an amount equal to all accrued but unpaid interest on such removed Mortgage Loan. The obligation of each Seller either to accept a transfer of a Defective Mortgage Loan and to convey an Eligible Substitute Mortgage Loan or to repurchase such Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Indenture Trustee or the Noteholders.

          An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Sponsor, with the consent of the Insurer, for a Defective Mortgage Loan which must, on the date of such substitution, meet certain criteria described in the Indenture, including that they (i) have an outstanding Principal Balance (or, in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), equal to or less than the Principal Balance of the Defective Mortgage Loan as of the applicable Cut-Off Date (as defined herein), (ii) except for HELOC Mortgage Loans still in their teaser period, have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than ____% in excess of the Loan Rate of such Defective HELOC Mortgage Loan; (iii) in the case of HELOC Mortgage Loans, have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same date on which the Defective HELOC Mortgage Loan's interest rate adjusts (the "Interest Rate Adjustment Date"); (iv) in the case of HELOC Mortgage Loans except for HELOC Mortgage Loans still in their teaser period, have a Margin that is not less than the Margin of the Defective HELOC Mortgage Loan and not more than ___ basis points higher than the Margin for the Defective HELOC Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the Mortgage Loan relating to the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; (vi) have a remaining term to maturity not more than ___ months earlier and not more than ___ months later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth in the Sale and Servicing Agreement (deemed to be made as of the date of substitution);
(viii) have an original CLVR not greater than that of the Defective Mortgage Loan; (ix) have a Credit Score greater than or equal to the Credit Score of the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; and (x) in the case of HELOC Mortgage Loans, are no longer in its teaser period. In connection with the delivery of any Eligible Substitute Mortgage Loan, if the outstanding principal amount of such Eligible Substitute Mortgage Loan as of the opening of business on the first day of the calendar month in which such Eligible Substitute Mortgage Loan is conveyed to the Trust is less than the related Principal Balance of the Mortgage Loan being replaced as of such date, the amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan


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


Rate net of the Servicing Fee, if any, of the Mortgage Loan being replaced shall equal the "Substitution Amount" with respect to such Eligible Substitute Mortgage Loan

          The Sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Indenture Trustee with respect to each Mortgage Loan (e.g., Principal Balance as of the related Cut-Off Date and Loan Rate). In addition, the Sponsor will represent and warrant on the Closing Date that no Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 or is in violation of any comparable state or municipal law, no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies, the Servicer for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner, no Mortgage Loan has a prepayment penalty term longer than five years after its origination, and that at the time of transfer to the Trust, the Sponsor has transferred or assigned all of its rights, title and interest in each Mortgage Loan and the Related Documents, free of any lien. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Noteholders or the Insurer in the related Mortgage Loan and Related Documents, the Sponsor will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the Sponsor will be obligated to accept a transfer of the Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth for the transfer of a Defective Mortgage Loan in the preceding paragraph will apply to the transfer of a Mortgage Loan that is required to be transferred because of such breach of a representation or warranty.

          Mortgage Loans required to be transferred to the Sponsor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Optional Removals of Mortgage Loans by the Trust

          Subject to the conditions specified in the Sale and Servicing Agreement, on any Payment Date the Trust may, but shall not be obligated to, designate for removal on such Payment Date (the "Removal Date") from any Pool, certain Mortgage Loans without notice to the related Noteholders. Mortgage Loans so designated will only be removed upon satisfaction of certain conditions specified in the Sale and Servicing Agreement, including that: (i) the Overcollateralization Amount with respect to the related Pool as of such Removal Date (after giving effect to such removal) equals or exceeds the related Specified Overcollateralization Amount as of such Removal Date; (ii) the Trust shall have delivered to the Indenture Trustee a Mortgage Loan Schedule containing a list of all Mortgage Loans remaining in the related Pool after such removal; (iii) the Seller shall represent and warrant that its selection procedures are random and no selection procedures which the Trust reasonably believes are adverse to the interests of the related Noteholders or the Insurer were used by the Trust in selecting such Mortgage Loans; (iv) in connection with each such removal of Mortgage Loans, the Rating Agencies (as defined herein) shall have been notified of the proposed removal and prior to the Removal Date shall have notified the Indenture Trustee and the Insurer, as applicable, in writing that such removal would not result in a reduction or withdrawal of the ratings assigned to the related Class A Notes without regard to the Policy; (v) the proposed removal shall not cause a Rapid Amortization Event to occur; (vi) a Rapid Amortization Event shall not have occurred; (vii) the Insurer shall have been given the opportunity to review those Mortgage Loans which the Trust proposes to remove; and (viii) the Trust shall have delivered to the Indenture Trustee and the Insurer an officer's certificate confirming the conditions set forth in clauses (i) through (vi) above.

Amendments to Credit Line Agreements

          Subject to applicable law, the Servicer may change the terms of the Loan Agreements at any time provided that such changes (i) do not adversely affect the interest of the Noteholders or the Insurer, (ii) are consistent with prudent business practice, and (iii) do not adjust the maturity date of such HELOC Mortgage Loan past the date that is __ months before the final scheduled payment date of the related Class A Notes. In addition, the Sale and Servicing Agreement permits the Servicer, within certain limitations described therein, to increase the Credit Limit of the related HELOC Mortgage Loan or reduce the Margin for such HELOC Mortgage Loan.

Hazard Insurance

          The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or the related subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to


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


the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related liquidation expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account net of certain amounts as indicated in the Sale and Servicing Agreement. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the Mortgage Loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations and if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

          In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.

Realization Upon Defaulted Mortgage Loans

          The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in accordance with applicable servicing procedures under the Sale and Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for the related Mortgage Loan for advance of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to the Noteholders or the Residual Certificateholder. Net Liquidation Proceeds with respect to any Mortgage shall in no event be less than zero.

Servicing Compensation and Payment of Expenses


          With respect to each Collection Period and each Pool, the Servicer will receive from interest collections in respect of the Mortgage Loans in such Pool, a portion of such interest collections as a monthly servicing fee (the "Servicing Fee" with respect to each Pool) in the amount equal to ____% per annum on the related Pool Balance as of the first day of the related Collection Period (or at the Cut-Off Date for the first Collection Period). All assumption fees, subordination fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

          The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Sale and Servicing Agreement. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Noteholders to receive any related Net Liquidation Proceeds with respect to the related Mortgage Loans.

Evidence as to Compliance

          The Sale and Servicing Agreement provides for delivery on or before __________ in each year, beginning in _____, 200_, to the Indenture Trustee, the Insurer and the Rating Agencies of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Sale and Servicing Agreement throughout the preceding fiscal year, except as specified in such statement.

          On or before __________ of each year, beginning _____, 200_, the Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Sponsor) to the Indenture Trustee, the Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Mortgage Loans under the Sale and Servicing Agreement and that, on the basis of such examination, such firm believes that such servicing was conducted in compliance with the Sale and Servicing Agreement except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such report.

Certain Matters Regarding the Servicer and the Sponsor

          The Sale and Servicing Agreement provides that the Servicer may not resign from its obligations and duties thereunder, (i) unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its affiliate or (ii) unless the following conditions are satisfied: (a) the Servicer has proposed a successor servicer to the Indenture Trustee and the Insurer in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee and the Insurer and
(b) the Rating Agencies have confirmed to the Indenture Trustee that the appointment of such proposed successor servicer as the Servicer will not result in the reduction or withdrawal of the then current ratings of the Class A Notes without regard to the Policy. No such resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Sale and Servicing Agreement.

          The Servicer may perform any of its duties and obligations under the Sale and Servicing Agreement through one or more subservicers or delegates acceptable to the Insurer, which may be affiliates of the Servicer. Notwithstanding any such arrangement, the Servicer will remain liable and obligated to the Indenture Trustee, the Insurer and the Noteholders for the Servicer's duties and obligations under the Sale and Servicing Agreement, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations.

          The Sale and Servicing Agreement provides that the Servicer will indemnify the Trust and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained as a result of the Servicer's actions or omissions in connection with the servicing and administration of the Mortgage Loans which are not in accordance with the provisions of the Sale and Servicing Agreement. Under the Sale and Servicing Agreement, the Sponsor will indemnify an injured party for the entire amount of any losses, claims, damages or liabilities arising out of or based on the Sale and Servicing Agreement (other than losses resulting from defaults under the Mortgage Loans). The Sale and Servicing Agreement provides that neither the Sponsor nor the Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust, the Indenture Trustee, the Noteholders, the Insurer, or any other person for any action taken or for refraining from taking any action pursuant to the Sale and Servicing Agreement. However, neither the Sponsor nor the Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the Sponsor or the Servicer in the performance of its duties under the Sale and Servicing Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Sale and Servicing Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Sale and Servicing Agreement and which in its opinion may expose it to any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action


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


which it may deem necessary or desirable with respect to the Sale and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Noteholders and the Insurer thereunder.

          Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in the Sale and Servicing Agreement to the contrary notwithstanding; provided, that if such merger, conversion or consolidation occurs without the prior consent of the Insurer, such merger, conversion or consolidation may give rise to an Event of Servicing Termination.

Specially Serviced Mortgage Loans

          As to certain delinquent Mortgage Loans, the Servicer shall have the option (but not the obligation), subject to the conditions described in the Sale and Servicing Agreement and the consent of the rating agencies and the Insurer, to transfer the servicing of such Mortgage Loans to a special servicer appointed in accordance with the Sale and Servicing Agreement.

Events of Servicing Termination

          "Events of Servicing Termination" will consist of: (i) any failure by the Servicer to deposit in the Collection Account any deposit required to be made under the Sale and Servicing Agreement or to make any payment required to be made under the Insurance Agreement, which failure continues unremedied either
(a) for two Business Days after the giving of written notice of such failure to the Servicer by the Indenture Trustee, or to the Servicer and the Indenture Trustee by the Insurer or Noteholders evidencing more than 25% of the outstanding principal balance of the Class A Notes or (b) until the Business Day immediately preceding the next Payment Date, whichever is sooner; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Sale and Servicing Agreement which, in each case, materially and adversely affects the interests of the Noteholders or the Insurer and continues unremedied for 60 days after the giving of written notice of such failure to the Servicer by the Indenture Trustee, or to the Servicer and the Indenture Trustee by the Insurer or Noteholders evidencing more than 25% of the outstanding principal balance of the Class A Notes; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations (each an "Insolvency Event"); (iv) any failure by the Servicer to obtain the prior written consent of the Insurer prior to the merger or consolidation of the Servicer with, or the acquisition of the Servicer by, any entity such that it is no longer a 100% wholly owned subsidiary of North Fork Bancorporation; or (v) the occurrence of certain other Events of Servicing Termination set forth in the Sale and Servicing Agreement. Under certain other circumstances, any of the Indenture Trustee, the Insurer or the Holders of Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A Notes, in each case with the consent of the Insurer, may deliver written notice to the Servicer terminating all the rights and obligations of the Servicer under the Sale and Servicing Agreement.

          Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of either (A) five Business Days or (B) until the Business Day immediately preceding the next Payment Date, whichever is sooner, or referred to under clause (ii) above for a period of 60 days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Sale and Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Sponsor, the Insurer and the Noteholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights Upon an Event of Servicing Termination

          So long as an Event of Servicing Termination remains unremedied, either (i) the Indenture Trustee, with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), (ii) Noteholders evidencing more than 50% of the outstanding principal balance of the Class A Notes, in each case with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), or (iii) the Insurer (so long as no Insurer


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


Default has occurred and is continuing), may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement and in and to the Mortgage Loans, whereupon the Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the event that the Indenture Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Sale and Servicing Agreement and having a net worth of at least $15,000,000 and acceptable to the Insurer to act as successor to the Servicer under the Sale and Servicing Agreement. Pending such appointment, the Indenture Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Servicer would otherwise have received (or such lesser compensation as the Indenture Trustee and such successor may agree). A receiver or conservator for the Servicer may be empowered to prevent the termination and replacement of the Servicer where the only Event of Servicing Termination that has occurred is an Insolvency Event.

Amendment of Sale and Servicing Agreement; Supplemental Indentures

          The Sale and Servicing Agreement may be amended from time to time by the Sponsor, the Servicer and the Indenture Trustee and with the consent of the Insurer, but without the consent of the Noteholders, (a) to cure any ambiguity,
(b) to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Sale and Servicing Agreement, (c) to add to the duties of the Sponsor or the Servicer or to add or amend any provisions of the Sale and Servicing Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Class A Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Sponsor, the Indenture Trustee nor the Servicer is obligated to obtain, maintain, or improve any such rating), (d) to add any other provisions with respect to matters or questions arising under the Sale and Servicing Agreement or the Policy which shall not be inconsistent with the provisions of the Sale and Servicing Agreement or (e) to comply with any requirement imposed by the Code; provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder or the Insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Noteholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading or withdrawal of the then current rating of the Class A Notes, without regard to the Policy. The Sale and Servicing Agreement may also be amended from time to time by the Sponsor, the Servicer, and the Indenture Trustee, with the consent of Noteholders evidencing more than 50% of the outstanding principal balance of the Class A Notes, and the Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Sale and Servicing Agreement or of modifying in any manner the rights of the Noteholders; provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Class A Notes or distributions or payments under the Policy which are required to be made on any Class A Note without the consent of the Holder of such Class A Note; (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Class A Notes then outstanding or (iii) adversely affect in any material respect the interest of the Insurer.

          Supplemental Indentures to the Indenture may be entered into from time to time by the Sponsor, the Indenture Trustee and the Trust and with the consent of the Insurer, but without the consent of the Noteholders, to, among other things, (a) correct or amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm to the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture, (b) evidence the succession of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Class A Notes, (c) add to the covenants of the Issuer, for the benefit of the Holders of the Notes, (d) convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee, (e) cure any ambiguity, correct or supplement any provision in the Indenture or in any Supplemental Indenture which may be inconsistent with any other provision of the Indenture or in any Supplemental Indenture or to make any other provisions with respect to matters or questions arising under the Indenture or in any Supplemental Indenture (provided that such action does not adversely affect the interests of the Holders of the Class A Notes), (f) evidence and provide for the acceptance by a successor Indenture Trustee of appointment or (g) modify, eliminate or add to the provisions of the Indenture to such extent as shall be necessary to effect the qualification of the Indenture under the Trust Indenture Act of 1939. Additionally, Supplemental Indentures to the Indenture may be entered into from time to time by the Sponsor, the Indenture Trustee and the Trust and with the consent of the Insurer and on notice to the Rating Agencies, but without the consent of the Noteholders, for the purpose of adding provisions to or changing in any manner the rights of the Holders of the Class A Notes pursuant to the Indenture; provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder. Supplemental Indentures to the Indenture may also be entered into from time to time by the Sponsor, the Indenture Trustee and the Trust, with the consent of Noteholders evidencing more than 50% of the outstanding principal balance of the Class A Notes, and the Insurer and on notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture; provided, that without the consent of each Noteholder affected by a Supplemental Indenture, no such Supplemental Indenture may, among other things, (a) change the date of payment of any installment of principal of or interest on any Class A Note or reduce the principal amount of any Class A Note, (b) impair the right to institute suit for the enforcement of the provisions of the Indenture, (c) reduce the percentage of the outstanding amount of the Class A Notes, the consent of the Holders of which is required for any Supplemental Indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults therein and their consequence, (d) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Class A Note on any Payment Date or (e) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Property or terminate the lien of the Indenture.

Termination; Retirement of the Class A Notes

          The Trust will generally terminate on the later of (A) the Payment Date immediately following the payment in full of all amounts owing to the Insurer and (B) the earliest of (i) the Payment Date on which the outstanding principal balance of all of the Classes of Class A Notes have been reduced to zero and all other amounts due and owing to the Noteholders have been paid in full, (ii) the Payment Date immediately following the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Payment Date immediately following the optional redemption by the Sponsor of the Class A Notes, as described below and (iv) the Payment Date in _____, 200_.

          The Class A Notes will be subject to optional redemption on or after any Payment Date that the related Pool Balance is reduced to an amount less than or equal to [10%] of the related Pool Balance as of the Cut-Off Date, before taking into account payments to be made on the related Class A Notes on such Payment Date. Any such optional repurchase will cause a redemption of the related Class A Notes outstanding at that time. Such redemption will only occur if the purchase price is at least equal to the outstanding principal balance of the related Class A Notes plus accrued and unpaid interest thereon at the Class A-1 Rate or the Class A-2 Rate, as applicable, through the day preceding the final Payment Date and interest accrued on any unpaid interest, to the extent legally permissible, together with all amounts due and owing to the Insurer and unreimbursed draws on the Policy. The Sponsor may exercise its right to redeem the Class A Notes only if (a) it receives the consent of the Insurer (if the redemption would result in a draw under the Policy), (b) no reimbursement be due to the Insurer and (c) the Overcollateralization Amount for the other Pools at such time is at least equal to the Specified Overcollateralization Amount for those Pools (unless the Insurer waives such requirement). In no event, however, will the Trust created by the Trust Agreement continue for more than 21 years after the death of certain individuals named in the Trust Agreement. Written notice of termination of the Trust Agreement will be given to each Noteholder, and the final distribution will be made only upon surrender and cancellation of the Class A Notes at an office or agency designated by the Indenture Trustee which will be specified in the notice of termination.

          In addition, the Trust may be liquidated as a result of certain events of bankruptcy, insolvency or receivership relating to the Sponsor. See "Rapid Amortization Events" in this Prospectus Supplement.

          No Holder of a Class A Note will have any right under the Indenture to institute any proceeding with respect to the Indenture (i) unless such Holder previously has given to the Indenture Trustee written notice of default, (ii) unless Noteholders evidencing more than 50% of the outstanding principal balance of the Class A Notes have made written requests upon the Indenture Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute any such proceeding and (iii) an Insurer Default shall have occurred and is continuing. The Indenture Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Insurer of the Noteholders, unless the Insurer or such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

Control Rights of the Insurer

          Pursuant to the terms of the Indenture, unless an Insurer Default exists, the Insurer will be deemed to be the Class A Noteholder for all purposes, other than with respect to payment on the Class A Notes and certain other limited purposes, and will be entitled to exercise all voting rights of the Class A Noteholders thereunder, without the consent of such Class A Noteholders, and the Class A Noteholders may exercise such rights only with the prior written consent of the Insurer. In addition, so long as an Insurer Default does not exist, the Insurer will, as a third-party beneficiary to the Indenture and the Sale and Servicing Agreement, have, among others, the following rights:

          o the right to give notices of breach or to terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement in the event of a servicer event of termination and to institute proceedings against the Servicer;

          o the right to consent to or direct any waivers of defaults by the Servicer;

          o following the occurrence of a Rapid Amortization Event and so long as no Insurer Default has occurred and is continuing, the right to direct the Indenture Trustee to sell, dispose of or otherwise liquidate the Trust Property in a commercially reasonable manner and on commercially reasonable terms;

          o the right to remove the Indenture Trustee upon an indenture trustee event of default pursuant to the Indenture; and

          o the right to require the Sponsor to repurchase mortgage loans for breaches of representations and warranties or defects in documentation.

          The Insurer's consent will be required prior to, among other things,
(x) the removal of the Indenture Trustee or Servicer, (y) the appointment of any successor indenture trustee or servicer or (z) any amendment to the Indenture or the Sale and Servicing Agreement.

                                 USE OF PROCEEDS

          The net proceeds to be received from the sale of the Class A Notes will be applied by the Sponsor toward the purchase of the Mortgage Loans. The Company will use the proceeds from the transfer of the Mortgage Loans to the Sponsor to pay down warehouse lines and for general corporate purposes.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          You should consider the following discussion of certain material federal income tax consequences to investors of the purchase, ownership and disposition of the Class A Notes only in connection with "Material Federal Income Tax Consequences" in the accompanying Prospectus. The discussion in this Prospectus Supplement and in the accompanying Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors. Some holders, including insurance companies, tax-exempt organizations, financial institutions or broker dealers, taxpayers subject to the alternative minimum tax, holders that will hold the Class A Notes as part of a hedge, straddle, appreciated financial position or conversion transaction and holders that will hold the Class A Notes as other than capital assets, may be subject to special rules not discussed below. You should consult with your own tax advisors to determine the particular federal, state, local and any other tax consequences of the purchase, ownership and disposition of the Class A Notes.

          The Class A Notes will not represent "real estate assets" for purposes of section 856(c)(4)(A) of the Internal Revenue Code of 1986, as amended (the "Code") or "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code.

Tax Characterization of the Trust

          Dewey Ballantine LLP, special tax counsel, is of the opinion that, assuming the parties will comply with the terms of the governing agreements, the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or as a taxable mortgage pool for federal income tax purposes.

Tax Consequences to Holders of the Class A Notes

          Treatment of the Class A Notes as Indebtedness.

          The Sponsor, the Servicer and the Trust agree, and the Holders of the Class A Notes will agree by their purchase of Class A Notes, to treat the Class A Notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the Class A Notes. In general, whether instruments such as the Class A Notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The Internal Revenue Service (the "IRS") and the courts have set forth various factors to be taken into account in determining, for federal income tax purposes, whether or not an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether such transfer is a borrowing secured by the property. On the basis of its analysis of such factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, Dewey Ballantine LLP is of the opinion that, for federal income tax purposes, the Class A Notes will constitute indebtedness, and not an ownership interest in the Mortgage Loans, nor an equity interest in the Trust or in a separate association taxable as a corporation or other taxable entity. See "Material Federal Income Tax Consequences--Debt Securities" in the accompanying Prospectus.

          If the Class A Notes are characterized as indebtedness, interest paid or accrued on a Class A Note will be treated as ordinary income to the Noteholders and principal payments on a Class A Note will be treated as a return of capital to the extent of the Noteholder's basis in the Class A Notes allocable thereto. An accrual method taxpayer will be required to include in income interest on the Class A Notes when earned, even if not paid, unless it is determined to be uncollectible. The Trust will report to Noteholders of record and the IRS regarding the interest paid and original issue discount, if any, accrued on the Class A Notes to the extent required by law.

          Possible Alternative Characterization of the Notes.

          Although, as described above, it is the opinion of Dewey Ballantine LLP that, for federal income tax purposes, the Class A Notes will be characterized as indebtedness, this opinion is not binding on the IRS and thus no assurance can be given that this characterization will prevail. If the IRS successfully asserted that the Class A Notes did not represent indebtedness for federal income tax purposes, Noteholders would likely be treated as owning an interest in a partnership and not an interest in an association (or publicly traded partnership) taxable as a corporation. If the Noteholders were treated as owning an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deductions for a Noteholder would differ if the Class A Notes were held to constitute partnership interests, rather than indebtedness. Since the parties will treat the Class A Notes as indebtedness for federal income tax purposes, none of the Servicer, the Indenture Trustee or the Owner Trustee will attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the Class A Notes. Investors that are foreign persons should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the Class A Notes. See "--Other Matters" in this Prospectus Supplement.

          Discount and Premium.

          We do not anticipate issuing Class A Notes with any original issue discount ("OID"). It is possible that the Class A Notes will be issued with OID because there may be more than a remote likelihood that the Trust will not pay currently the Deferred Interest on the Class A Notes. If there is more than a remote likelihood that the Trust will not make payments of such amounts currently, all interest payable on the Class A Notes, including interest on accrued and unpaid interest, will be treated as OID. Noteholders must include OID in ordinary income on a constant yield to maturity basis in accordance with the special tax rules described in section 1272(a)(6) of the Code, relating to debt instruments that may be accelerated by reason of the prepayment of other debt obligations securing such debt instruments, whether or not it receives a cash payment on any payment date. The Trust intends to take the position for income tax reporting purposes that the Class A Notes do not have OID solely by reason of the possibility of accrued interest not being paid in full in any particular month. If, however, such Class A Notes are not treated as having been issued with OID, and if the funds available on any payment date are not sufficient to make a full distribution of accrued interest, then, solely for purposes of applying applicable Treasury regulations relating to OID, the Class A Notes will be treated as retired and reissued, possibly with OID. If the Class A Notes were treated as reissued with OID, all stated interest on the Notes would thereafter be treated as OID as long as the Class A Notes remained outstanding. See "Material Federal Income Tax Consequences -- Discount and Premium -- Original Issue Discount" in the accompanying Prospectus.

          The prepayment assumption that will be used for purposes of computing original issue discount, if any, for each Class of Class A Notes for federal income tax purposes is 40% CPR and a constant draw rate of 15% with respect to the HELOC Mortgage Loans and 30% CPR with respect to the Closed-End Mortgage Loans. See "Yield, Maturity and Prepayment Considerations" in this Prospectus Supplement for more detail. In addition, a subsequent purchaser who buys a Class A Note for less than its principal amount may be subject to the "market discount" rules of the Code. A subsequent purchaser who buys a Class A Note for more than its principal amount may be subject to the "market premium" rules of the Code. See "Material Federal Income Tax Consequences--Discount and Premium--Securities Purchased at a Premium" in the accompanying Prospectus.

          Sale or Redemption of Class A Notes.

          If a Class A Note is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and such Holder's adjusted basis in the Class A Note. See "Material Federal Income Tax Consequences -- Debt Securities -- Sale or Exchange of Debt Securities" in the accompanying Prospectus.

          Other Matters.

          For a discussion of backup withholding and taxation of foreign investors in the Notes, see "Material Federal Income Tax Consequences -- Backup Withholding" and "Material Income Tax Consequences -- Foreign Investors" in the accompanying Prospectus.

                        STATE AND LOCAL TAX CONSEQUENCES

          You should consider the state and local income tax consequences involved in purchasing, owning or disposing of the Class A Notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, you should consult with your own tax advisors regarding the various federal, state and local tax consequences of investment in the Class A Notes.

                              ERISA CONSIDERATIONS

          Section 406 of ERISA and Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain other retirement arrangements subject to the aforementioned provisions of ERISA and the Code (each, a "Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Plans. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons. Title I of ERISA also requires that fiduciaries of a Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents.

          Certain transactions involving the Trust might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the Trust were deemed to be assets of a Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the Trust would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Sponsor believes that the Class A Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the Class A Notes, including the reasonable expectation of purchasers of Class A Notes that the Class A Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Class A Notes for purposes of the Plan Assets Regulation could change if the Trust incurred losses.

          Without regard to whether the Class A Notes are treated as equity interests in the Trust for purposes of the Plan Assets Regulation, the acquisition or holding of Class A Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Trust or any of its affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the Plan fiduciary making the decision to acquire a Class A Note. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions affected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each investor using the assets of a Plan which acquires the Class A Notes, or to whom the Class A Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Class A Notes will be covered by one of the exemptions listed above or by another Department of Labor prohibited transaction class exemption.

          The Sponsor, the Indenture Trustee, the Owner Trustee, the Servicer, the Sellers, the Underwriter or their affiliates may be the sponsor of, or investment advisor with respect to, one or more Plans. Because these parties may receive certain benefits in connection with the sale or holding of the Notes, the purchase of Notes using assets of a Plan over which any of these parties or their affiliates has investment authority might be deemed a violation of section 406 of ERISA or section 4975 of the Code. Accordingly, the Notes may not be purchased using the assets of any Plan if any of the Sponsor, the Indenture Trustee, the Owner Trustee, the Servicer, the Sellers, the Underwriter or their affiliates has investment authority for those assets, or is an employer maintaining or contributing to the Plan, unless an applicable prohibited transaction exemption is available to cover such purchase.

          Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the requirements of Title I of ERISA or section 4975 of the Code; however, such plans may be subject to comparable requirements under applicable federal, state or local law.

          A Plan fiduciary considering the purchase of Class A Notes should consult its legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other related issues and their potential consequences.

          The sale of Class A Notes to a Plan is in no respect a representation by the Sponsor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or by a particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                         LEGAL INVESTMENT CONSIDERATIONS

          Although, as a condition to their issuance, the Class A Notes will be rated in the highest rating category of the Rating Agencies, the Class A Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because not all of the Mortgages securing the Mortgage Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Class A Notes, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA.

                             METHOD OF DISTRIBUTION

          Subject to the terms and conditions set forth in the Underwriting Agreement, dated _____, 200_ (the "Underwriting Agreement"), among the Company, the Sponsor and the Underwriter, the Sponsor has agreed to cause the Trust to sell to the Underwriter, and the Underwriter has agreed to purchase the Class A Notes from the Trust.

          In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all the Class A Notes offered hereby if any of the Class A Notes are purchased.

          The Underwriter has informed the Sponsor that it proposes to offer the Class A Notes for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The Underwriter may effect such transactions by selling the Class A Notes to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Class A Notes, the Underwriter may be deemed to have received compensation from the Sponsor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Class A Notes may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Class A Notes by them may be deemed to be underwriting discounts and commissions under the 1933 Act.

          The Sponsor has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the 1933 Act.

          In connection with this offering and in compliance with applicable law and industry practice, the Underwriter may over-allot or effect transactions which stabilize, maintain or otherwise affect the market price of the Class A Notes at a level above that which might otherwise prevail in the open market, including stabilizing bids, effecting syndicate covering transactions or imposing penalty bids. A stabilizing bid means the placing of any bid, or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of a security. A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering. A penalty bid means an arrangement that permits the Underwriter to reclaim a selling concession from a syndicate member in connection with the offering when Class A Notes originally sold by the syndicate member are purchased in syndicate covering transactions. The Underwriter is not required to engage in any of these activities. Any such activities, if commenced, may be discontinued at any time.

          The Sponsor has been advised by the Underwriter that the Underwriter presently intends to make a market in the Class A Notes, as permitted by applicable laws and regulations. The Underwriter is not obligated, however, to make a market in the Class A Notes and such market-making may be discontinued at any time at the sole discretion of the Underwriter. Accordingly, no assurance can be given as to the liquidity of any trading markets for the Class A Notes.

                                  LEGAL MATTERS

          Certain legal matters with respect to the Class A Notes and with regard to the tax characterization of the Class A Notes will be passed upon for the Trust, the Sponsor and the Underwriter by Dewey Ballantine LLP, New York, New York.

                                     EXPERTS

          The financial statements of the Insurer, as of December 31, _____ and December 31, _____ and for each of the years in the three-year period ended December 31, _____ are incorporated by reference herein and in the registration statement in reliance upon the report of the Insurer's Accountants, independent certified public accountants, incorporated by reference in this Prospectus Supplement upon the authority of said firm as experts in accounting and auditing.

                                     RATINGS

          It is a condition to issuance that the Class A Notes be rated "___" by S&P and "___" by Moody's.

          A securities rating addresses the likelihood of the receipt by Noteholders of distributions on the Class A Notes. The rating takes into consideration the characteristics of the Mortgage Loans and the structural and legal aspects associated with the Class A Notes. The ratings on the Class A Notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Noteholders might realize a lower than anticipated yield. The ratings do not take into account the likelihood of payment of any Relief Act Shortfalls or Deferred Interest. See "Certain Legal Aspects of Loans--Servicemembers Civil Relief Act" in the Prospectus for more detail.

          The ratings assigned to the Class A Notes will depend primarily upon the creditworthiness of the Insurer. Any reduction in a rating assigned to the financial strength of the Insurer below the ratings initially assigned to the Class A Notes may result in a reduction of one or more of the ratings assigned to the Class A Notes. Any downward revision or withdrawal of any of the ratings assigned to the Class A Notes may have an adverse effect on the market price of the Class A Notes. The Insurer does not guarantee the market price of the Class A Notes nor does it guarantee that the ratings on the Class A Notes will not be revised or withdrawn.

          A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                             INDEX OF DEFINED TERMS

                                                                            PAGE
                                                                            ----
Accelerated Principal Payment...............................................S-38
Additional Balance Contributed Amount.......................................S-49
Additional Balances.........................................................S-17
Available Funds.............................................................S-48
BBA.........................................................................S-45
Benefit Plan................................................................S-64
BIF.........................................................................S-54
Book-Entry Securities.......................................................S-50
Business Day................................................................S-43
Class.......................................................................S-43
Class A Notes...............................................................S-16
Class A-1 Notes.............................................................S-16
Class A-1 Rate..............................................................S-44
Class A-2 Notes.............................................................S-16
Clearstream.................................................................S-43
Closed End Mortgage Loans...................................................S-17
Closing Date................................................................S-16
CLVR........................................................................S-24
Code........................................................................S-63
Collection Account..........................................................S-47
Collection Period...........................................................S-53
Company.....................................................................S-19
Credit Limit................................................................S-23
Credit Limit Utilization Rate...............................................S-23
Credit Line Agreements......................................................S-22
Credit Risk Manager.........................................................S-22
Credit Risk Manager Fee.....................................................S-48
Credit Scores...............................................................S-29
Custodial Agreement.........................................................S-16
Custodian...................................................................S-16
Cut-Off Date................................................................S-17
Defective Mortgage Loans....................................................S-56
Deferred Interest...........................................................S-44
Designated Telerate Page....................................................S-45
Determination Date..........................................................S-19
DTC.........................................................................S-43
Eligible Account............................................................S-54
Eligible Substitute Mortgage Loan...........................................S-55
Euroclear...................................................................S-43
Events of Servicing Termination.............................................S-59
Excess Cashflow.............................................................S-37
Excess Interest.............................................................S-49
Final Scheduled Payment Date................................................S-46
HELOC Mortgage Loans........................................................S-17
Holders.....................................................................S-17
Indenture Trust.............................................................S-16
Indenture Trustee...........................................................S-16
Index Rate..................................................................S-23
Insolvency Event............................................................S-59
Insurance Agreement.........................................................S-17
Insured Payment.............................................................S-18

Insurer.....................................................................S-17
Insurer Default.............................................................S-47
Interest Accrual Period.....................................................S-44
Interest Collections........................................................S-53
Interest Payment Amount.....................................................S-44
Interest Rate Adjustment Date...............................................S-55
IRS.........................................................................S-63
Late Payment Rate...........................................................S-49
LIBOR.......................................................................S-45
LIBOR Business Day..........................................................S-45
LIBOR Determination Date....................................................S-45
Liquidated Mortgage Loan....................................................S-53
Liquidation Proceeds........................................................S-53
Loan Agreements.............................................................S-22
Loan Rate...................................................................S-23
Managed Amortization Period.................................................S-45
Management Agreement........................................................S-49
Management Fee..............................................................S-49
Margin......................................................................S-23
Maximum Principal Payment...................................................S-45
Maximum Rate................................................................S-44
MERS........................................................................S-55
Mortgage Loan Schedule......................................................S-54
Mortgage Notes..............................................................S-22
Mortgaged Properties........................................................S-17
Mortgagor...................................................................S-23
Net Liquidation Proceeds....................................................S-53
Net Principal Collections...................................................S-45
Note Rate...................................................................S-44
Noteholders.................................................................S-17
OID.........................................................................S-64
Optional Redemption Date....................................................S-44
Overcollateralization Amount................................................S-37
Overcollateralization Deficit...............................................S-49
Overcollateralization Reduction Amount......................................S-46
Owner Trustee...............................................................S-16
Owner Trustee Fee...........................................................S-48
Paying Agent................................................................S-50
Payment Date................................................................S-43
Plan Assets Regulation......................................................S-65
Policy......................................................................S-17
Pool........................................................................S-17
Pool Balance................................................................S-54
Pool Factor.................................................................S-43
Pool I......................................................................S-17
Pool I Balance..............................................................S-23
Pool I Closed End Balance...................................................S-23
Pool I HELOC Balance........................................................S-23
Pool I Mortgage Loans.......................................................S-17
Pool II.....................................................................S-17
Pool II Balance.............................................................S-30
Pool II Closed End Balance..................................................S-30
Pool II HELOC Balance.......................................................S-30
Pool II Mortgage Loans......................................................S-17
Preference Amount...........................................................S-18
Prepayment Assumptions......................................................S-39

Principal Balance...........................................................S-54
Principal Collections.......................................................S-53
Principal Payment Amount....................................................S-45
PTCE........................................................................S-65
Purchase Agreement..........................................................S-17
Rapid Amortization Event....................................................S-46
Rapid Amortization Period...................................................S-45
Realized Losses.............................................................S-50
Record Date.................................................................S-43
Recoveries..................................................................S-53
Registrar...................................................................S-43
Reimbursement Amount........................................................S-49
Related Documents...........................................................S-54
Relief Act Shortfalls.......................................................S-18
Removal Date................................................................S-56
Reserve Fund................................................................S-50
Residual Certificate........................................................S-16
Residual Certificateholder..................................................S-49
SAIF........................................................................S-54
Sale and Servicing Agreement................................................S-16
Second Mortgage Ratio.......................................................S-24
Security Register...........................................................S-43
Servicer....................................................................S-19
Servicing Fee...............................................................S-57
SMMEA.......................................................................S-65
Specified Overcollateralization Amount......................................S-46
Sponsor.....................................................................S-22
Spread Holiday Termination Date.............................................S-38
Substitution Amount.........................................................S-56
Total Available Funds.......................................................S-18
Trust.......................................................................S-16
Trust Agreement.............................................................S-16
Trust Property..............................................................S-16
Trustee Fee.................................................................S-48
U.S. Person.................................................................S-74
Underwriter.................................................................S-17
Underwriting Agreement......................................................S-66
Underwriting Standards......................................................S-20

                                    ANNEX I:
                     INSURER'S AUDITED FINANCIAL STATEMENTS

      [Attached to Prospectus Supplement if not incorporated by reference]

                                    ANNEX II:
             CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

          Except in limited circumstances, the Class A Notes will be available only in book-entry form. Investors in the securities may hold the securities through any of DTC, Clearstream or Euroclear. The Class A Notes will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors through Clearstream and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream and Euroclear and in accordance with conventional eurobond practice, which is seven calendar day settlement.

          Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

          Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear and as DTC participants.

          Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless the holders meet a number of requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All Class A Notes will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their relevant depository which in turn will hold these positions in their accounts as DTC participants.

          Investors electing to hold their securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary security and no lock-up or restricted period. Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants

          Secondary market trading between DTC participants will be settled using the procedures applicable to asset-back securities issues in same-day funds.

Trading between Clearstream or Euroclear Participants

          Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC, Seller and Clearstream or Euroclear Participants

          When Class A Notes are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the relevant depository, as the case may be, to receive the securities against payment. Payment will include interest accrued on the Class A Notes from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depository to the DTC participant's account against delivery of the Class A Notes. After settlement has been completed, the Class A Notes will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day, European time and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date and the trade fails, the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

          Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the securities are credited to their account one day later.

          As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing Class A Notes would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. However, interest on the Class A Notes would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although the result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

          Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting global securities to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser

          Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective depository, as appropriate, to credit the Class A Notes to the DTC participant's account against payment. Payment will include interest accrued on the securities from and including the last interest payment to and excluding the settlement date on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. In the event that the Clearstream participant or Euroclear participant has a line of credit with its respective clearing system and elects to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date and the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants may wish to note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

          o borrowing through Clearstream or Euroclear for one day, until the purchase side of the trade is reflected in their Clearstream or Euroclear accounts in accordance with the clearing system's customary procedures;

          o borrowing the Class A Notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Class A Notes sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

          o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

           Certain U.S. Federal Income Tax Documentation Requirements

          A beneficial owner of Class A Notes holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons, unless:

               (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

               (2) the beneficial owner takes one of the steps described below to obtain an exemption or reduced tax rate.

          This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. You should consult with your own tax advisors for specific advice regarding your holding and disposing of the Notes.

Exemption for Non-U.S. Persons - Form W-8BEN

          Beneficial owners of global securities that are Non-U.S. Persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." The form W-8BEN is valid for a period of three years beginning on the date that the form is signed. If the information shown on the form W-8BEN changes, a new form W-8BEN must be filed within 30 days of the change.

Exemption for Non-U.S. Persons with Effectively Connected Income - Form W-8ECI

          A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing form W-8ECI, "Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States." The form W-8ECI is valid for a period of three years beginning on the date that the form is signed.

Exemption or Reduced Rate for Non-U.S. Persons Resident in Treaty Countries - Form W-8BEN

          Non-U.S. Persons residing in a country that has a tax treaty with the United States may claim treaty benefits by filing form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." Form W-8BEN may be filed by the security holders or their authorized agents.

Exemption for U.S. Persons - Form W-9

          U.S. Persons can obtain a complete exemption from the withholding tax by filing form W-9, "Payer's Request for Taxpayer Identification Number and Certification."

          A "U.S. Person" is:

               (1) a citizen or resident of the United States;

               (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof;

               (3) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

               (4) a trust, if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.

          A "Non-U.S. Person" is any person who is not a U.S. Person.

================================================================================

     No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Sponsor or the Underwriter. This Prospectus Supplement or the Prospectus does not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

                                   ----------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                              Prospectus Supplement
Summary.....................................................................S-__
Risk Factors................................................................S-__
Formation of the Trust......................................................S-__
The Trust Property..........................................................S-__
The Insurer and the Policy..................................................S-__
GreenPoint Mortgage Funding, Inc. ..........................................S-__
The Company's Mortgage Loan Program.........................................S-__
The Sponsor.................................................................S-__
The Credit Risk Manager.....................................................S-__
Description of the Mortgage Loans...........................................S-__
Yield, Maturity and Prepayment Considerations...............................S-__
Pool Factor and Trading Information.........................................S-__
Description of the Class A Notes............................................S-__
Certain Provisions of the Sale and Servicing Agreement......................S-__
Use of Proceeds.............................................................S-__
Material Federal Income Tax Consequences....................................S-__
State and Local Tax Consequences............................................S-__
ERISA Considerations........................................................S-__
Legal Investment Considerations.............................................S-__
Method of Distribution......................................................S-__
Legal Matters...............................................................S-__
Experts.....................................................................S-__
Ratings.....................................................................S-__
Index of Defined Terms......................................................S-__
Annex I: Insurer's Audited Financial Statements.............................S-__
Annex II: Clearance, Settlement and Tax Documentation Procedures............S-__

                                   Prospectus

Summary.......................................................................__
Risk Factors..................................................................__
The Trust.....................................................................__
Use of Proceeds...............................................................__
The Sponsor...................................................................__
Loan Program..................................................................__
Description of the Securities.................................................__
Credit Enhancement............................................................__
Yield and Prepayment Considerations...........................................__
The Agreements................................................................__
Certain Legal Aspects of the Loans............................................__
Material Federal Income Tax Consequences......................................__
State Tax Considerations......................................................__
ERISA Considerations..........................................................__
Legal Investment..............................................................__
Method of Distribution........................................................__
Legal Matters.................................................................__
Financial Information.........................................................__
Available Information.........................................................__
Incorporation of Certain Documents by Reference...............................__
Rating........................................................................__
Index of Defined Terms........................................................__

================================================================================

================================================================================

                             GREENPOINT HOME EQUITY
                               LOAN TRUST 200__-__

                      $___________ Class A-1 Variable Rate
                               Asset-Backed Notes

                      $___________ Class A-2 Variable Rate
                               Asset-Backed Notes

                                HOME EQUITY LOAN
                               ASSET-BACKED NOTES
                                 SERIES 200__-__

                           [Logo] GREENPOINT MORTGAGE
                                 SECURITIES LLC

                                   ----------

                              PROSPECTUS SUPPLEMENT

                                   ----------

                                  [UNDERWRITER]

                              [Underwriter's Logo]

                                  $___________

================================================================================

Prospectus Supplement dated [___], 200_
(To Prospectus dated September 16, 2005)


                           $___________ (approximate)
                          Home Equity Loan Trust 200_-_

            Home Equity Loan Asset-Backed Certificates, Series 200_-_
                       GreenPoint Mortgage Securities LLC
                                   as Sponsor

                    [Logo] GreenPoint Mortgage Funding, Inc.
                             as Seller and Servicer

--------------------------------------------------------------------------------

The certificates represent obligations of the trust only and do not represent an interest in or obligation of the sponsor, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

--------------------------------------------------------------------------------

The trust

o    will issue two classes of senior certificates;

o    will issue a single residual certificate; and

o    will make a REMIC election for federal income tax purposes.

The  certificates

o represent the entire beneficial interest in a trust, whose assets consist of two pools of closed-end fixed rate mortgage loans and adjustable-rate, revolving home equity lines of credit mortgage loans;

o    currently have no trading market; and

o are obligations of the trust only and are not obligations of the seller and servicer or its affiliates.

Credit enhancement

o will be provided in the form of overcollateralization and an irrevocable and unconditional certificate guaranty insurance policy issued by the insurer.

Review the information in "Risk Factors" on page S-13 herein and on page 8 in the prospectus.

o For complete information about the certificates, read both this prospectus supplement and the prospectus.

o [The underwriter] will buy the offered certificates from GreenPoint Mortgage Securities LLC at a price equal to [$_____]/[___% of their face value]. The underwriter will sell the offered certificates from time to time in negotiated transactions.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                  [Underwriter]
                                     [Date]

                                Table of Contents

Prospectus Supplement

                                                                            Page
                                                                            ----
Summary......................................................................S-5
Risk Factors................................................................S-13
GreenPoint Mortgage Funding, Inc............................................S-20
The Company's Mortgage Loan Program.........................................S-21
The Sponsor.................................................................S-24
The Credit Risk Manager.....................................................S-24
Description of the Mortgage Loans...........................................S-24
Prepayment and Yield Considerations.........................................S-39
Description of the Certificates.............................................S-48
Certain Provisions of the Pooling and Servicing Agreement...................S-60
Use of Proceeds.............................................................S-69
Material Federal Income Tax Consequences....................................S-69
State Taxes.................................................................S-72
ERISA Considerations........................................................S-72
Legal Investment Considerations.............................................S-73
Underwriting................................................................S-73
Experts.....................................................................S-73
Legal Matters...............................................................S-73
Ratings.....................................................................S-74
Index of Defined Terms......................................................S-75
Annex I: Insurer's Audited Financial Statements.............................S-76
Annex II: Clearance, Settlement and Tax Documentation Procedures............S-77

                       WHERE YOU CAN FIND MORE INFORMATION

          Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:

          New York Regional Office   Chicago Regional Office
          233 Broadway               Citicorp Center
          New York, NY 10279         500 West Madison Street, Suite 1400
                                     Chicago, IL 60661

          Please call the SEC at (800) 732-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.

          The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information. The documents described in the accompanying prospectus under "Incorporation of Certain Documents by Reference" are incorporated herein by reference.


          This prospectus supplement and the accompanying prospectus are part of a registration statement filed by the sponsor with the SEC (Registration No. 333-124309). You may request a free copy of any of the above filings by writing or calling:


                    GreenPoint Mortgage Securities LLC
                    100 Wood Hollow Drive
                    Doorstop #32210
                    Novato, California 94945
                    Attention: Irene D. Gilbert
                    (415) 878-5405

          You should rely only on the information provided in this prospectus supplement or the accompanying prospectus or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus or that the information incorporated by reference herein is accurate as of any date other than the date stated therein. This document may only be used where it is legal to sell these securities.

          We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

          o The accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

          o This prospectus supplement, which describes the specific terms of your series of certificates.

          The Sponsor's principal executive offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is
(415) 878-5405.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions.

          Some of the statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," "assumed characteristics," "structuring assumptions," "prepayment assumption," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                     Summary

          This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the offered certificates.

          This summary provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

            Home Equity Loan Asset-Backed Certificates, Series 200_-_

----------------------------------------------------------------------------
                                             Last
                          Initial Class   Scheduled
            Certificate     Principal      Payment
  Class         Rate         Balance         Date     Rating   Rating   Type
----------------------------------------------------------------------------
Class A-1        %              $             --
----------------------------------------------------------------------------
Class A-2        %              $             --
----------------------------------------------------------------------------
Class R         N/A             $0            --
----------------------------------------------------------------------------

          The initial class principal balance is subject to a variance of %.

          The class R certificates are not being offered.

The Servicer

     o    GreenPoint Mortgage Funding, Inc.

     o GreenPoint Mortgage Funding, Inc. maintains its principal office at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is (415) 878-5405.

     o The Servicer will receive a monthly fee from the interest payments on the mortgage loans equal to __% per annum on the principal balance of each mortgage loan.

We refer you to "GreenPoint Mortgage Funding, Inc." in this prospectus supplement for additional information.

The Sellers

     o    GreenPoint Mortgage Funding, Inc. [and _____].

The Sponsor

     o    GreenPoint Mortgage Securities LLC.

     o GreenPoint Mortgage Securities LLC maintains its principal office 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is (415) 878-5405.

We refer you to "The Sponsor" in this prospectus supplement for additional information.

Trust

     o    Home Equity Loan Trust 200_-_.

Trustee

     o   [Trustee]

Insurer

     o   [Insurer]

We refer you to "The Insurer" in this prospectus supplement for additional information.

Credit Risk Manager

     o    [Credit Risk Manager]

Custodian

     o    [Custodian]

Cut-Off Date

     o    _____, 200_.

Closing Date

     o    _____, 200_.

Payment Date

     o The 15th day of each month, or if that day is not a business day, the next business day. The first payment date is _____, 200_.

Due Period

     o The calendar month immediately preceding a determination date or a payment date, as applicable.

Registration of Offered Certificates

     We will issue the offered certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry, they will be registered in the name of a depository, or in the name of a depository's nominee.

     We refer you to "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Risk Factors--Consequences of Owning Book-Entry Securities" in the prospectus for additional information.

Trust Property

     The trust property is held by the trustee for the benefit of the certificateholders. The trust property includes:

     o two pools of adjustable-rate, revolving home equity lines of credit mortgage loans and closed-end fixed rate mortgage loans, secured by first and second deeds of trust or mortgages on one- to four-family residential properties;

     o    payments on the mortgage loans received on and after the cut-off date;

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure;

     o rights under any hazard insurance policies covering the mortgaged properties; and

     o amounts on deposit in accounts described in this prospectus supplement.

The Mortgage Loans

Pool I

The mortgage loans in pool I will consist of:

     o Home equity lines of credit mortgage loans secured by first or second lien deeds of trust on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these home equity lines of credit mortgage loans in pool I had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                    $_____ to  $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Credit Limits(1):                                      $_____ to $_____
Average Credit Limit(1):                                                  $_____
Range of Credit Limit Utilization Rates(1):                         ___% to ___%
Weighted Average Credit Limit Utilization Rate(1), (2):                     ___%
Range of Remaining Terms to Stated Maturity:                    ___ to ___months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Margins:                                                   ___% to ___%
Weighted Average Margin(1):                                                 ___%
Range of Combined Loan-to-Value Ratios(1):                         ____% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate
(2)  Weighted by Credit Limit

     o Fixed-rate closed-end mortgage loans secured by second lien mortgages on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these closed-end second lien mortgage loans in pool I had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Combined Loan-to-Value Ratios(1):                           ___%to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate

Pool II

The mortgage loans in pool II will consist of:

     o Home equity lines of credit mortgage loans secured by first or second lien deeds of trust on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these home equity lines of credit mortgage loans in pool II had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Credit Limits(1):                                      $_____ to $_____
Average Credit Limit(1):                                                  $_____
Range of Credit Limit Utilization Rates(1):                         ___% to ___%
Weighted Average Credit Limit Utilization Rate(1), (2):                     ___%
Range of Remaining Terms to Stated Maturity:                    ___ to ___months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Margins:                                                   ___% to ___%
Weighted Average Margin(1):                                                 ___%
Range of Combined Loan-to-Value Ratios(1):                         ____% to ___%

Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate
(2)  Weighted by Credit Limit

     o Fixed-rate closed-end mortgage loans secured by second lien mortgages on residential properties located in __ states [and in the District of Columbia]. As of the close of business on _____, 200_, these closed-end second lien mortgage loans in pool II had an aggregate principal balance of approximately $__________ and had the following characteristics:

Number of Mortgage Loans:                                                  _____
Range of Outstanding Principal Balances(1):                     $_____ to $_____
Average Outstanding Principal Balance(1):                                 $_____
Range of Remaining Terms to Stated Maturity:                   ___ to ___ months
Weighted Average Remaining Term to Stated Maturity(1):                ___ months
Range of Loan Rates:                                                ___% to ___%
Weighted Average Loan Rate(1):                                              ___%
Range of Combined Loan-to-Value Ratios(1):                          ___% to ___%
Weighted Average Combined Loan-to-Value Ratio(1):                           ___%
Geographic Concentrations in Excess of 5%(1):
   [State]                                                                  ___%

----------
(1)  Approximate

     We refer you to "Description of the Mortgage Loans" in this prospectus supplement for more detail on these two pools of mortgage loans.

Monthly Advances

     If the servicer reasonably believes that cash advances can be recovered from future payments or collections on the mortgage loans, the servicer will make cash advances to the trust to cover delinquent mortgage loan payments. The servicer will make advances only to maintain a regular flow of scheduled interest and principal payments on the certificates, not to guarantee or insure against losses.

     We refer you to "Description of the Certificates--Advances" in this prospectus supplement for additional information.

The Certificates

1.   General

     o    Each month the trustee will calculate the amount you are owed.

     o If you hold a certificate on the last day of a calendar month, you will be entitled to receive payments on the payment date in the next month.

     We refer you to "Description of the Certificates" in this prospectus supplement for additional information.

2.   Interest Distributions

     o Interest accrues on the certificates from the first day of a calendar month through the last day of that calendar month.

     On each payment date, you will be entitled to the following:

     o interest at the certificate rate that accrued during the interest period; and

     o any interest that was due on a prior payment date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

     We refer you to "Description of the Certificates--Interest" in this prospectus supplement for additional information.

3.   Principal Distributions

     o Principal distributions are payable on each payment date. However, no class of certificates will receive a principal distribution until the other classes with a lower numerical class designation are paid in full.

     o Shortfalls in available funds may result in a class receiving less than what is due.

     o The calculation of the amount a class is entitled to receive on each payment date and the priority of principal distributions among the certificates is described in this prospectus supplement under "Description of the Certificates--Principal."

     We refer you to "Description of the Certificates--Principal" in this prospectus supplement for additional information.

Trust Property

In addition to the mortgage loans, the trust property will also include cash on deposit in certain accounts and other assets as described in detail elsewhere in this prospectus supplement.

We refer you to "The Trust Property" in this prospectus supplement for more detail.

Priority of Distributions

Funds available from payments and other amounts received on the mortgage loans and available amounts of the trust property on any payment date will be distributed in accordance with the priority of distributions set forth elsewhere in this prospectus supplement.

We refer you to "Description of the Certificates--Priority of Distributions" in this prospectus supplement for more detail.

Credit Enhancements

1.   The Certificate Insurance Policy: The policy guarantees the payment of:

     o    accrued and unpaid interest on the offered certificates;

     o    principal losses on the mortgage loans; and

     o any principal amounts owed to the certificateholders on the last scheduled payment date.

     We refer you to "Description of the Certificates--The Policy" in this prospectus supplement for additional information.

2. Overcollateralization: Certain receipts in excess of the amounts due on the certificates will be applied as principal payments to the certificates. This will result in an acceleration of principal payments on the certificates relative to the amortization of the related mortgage loans, increasing the amount of credit support for the certificates.

     We refer you to "Description of the Certificates--Overcollateralization" in this prospectus supplement for additional information.

Pre-Funding Account

     On the closing date, the sponsor shall deposit cash to the trust, which the trust will use to acquire additional mortgage loans from the seller after the closing date. The trustee may only acquire such additional mortgage loans until _____, 200_.

     If any amounts are left in the pre-funding accounts on _____, 200_, holders of the certificates will receive such amounts as an early payment of principal.

     We refer you to "Description of the Certificates--Pre-Funding Account" in this prospectus supplement for additional information.

Capitalized Interest Account

     On the closing date, the trustee shall deposit cash to the trust which will be used to cover interest shortfalls on the certificates expected to occur prior to the trust's purchase of the additional mortgage loans. Until the trust purchases the additional mortgage loans or prepays the certificates, interest payments on the mortgage loans will not cover the amount of interest due on the certificates.

     Any amounts left in the capitalized interest account after _____, 200_ will be paid to Seller.

     We refer you to "Description of the Certificates-Capitalized Interest Account" in this prospectus supplement for additional information.

Optional Termination

     If the aggregate pool balance declines below [10%] of the aggregate pool balance as of the cut-off date, then the sponsor may purchase all of the trust assets and terminate the trust. In this event, you will receive a final distribution.

     We refer you to "Certain Aspects of the Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" in this prospectus supplement for more detail.

Material Federal Income Tax Consequences

     Dewey Ballantine LLP acted as counsel to the trust and is of the opinion that the trust will be treated as a real estate mortgage investment conduit, or REMIC, for federal income tax purposes and the Class A certificates will be "regular interests" in the REMIC and will be treated as debt instruments of the REMIC for federal income tax purposes.

     We refer you to "Material Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus for additional information.

ERISA Considerations

     The fiduciary responsibility provisions of ERISA and prohibited transaction provisions of ERISA and the Internal Revenue Code of 1986, as amended, can limit investments by certain pension and other employee benefit plans. Provided certain conditions are met, the offered certificates may be purchased by such employee benefit plans. If you are a fiduciary of a pension or other employee benefit plan that is subject to the aforementioned provisions of ERISA and the Code, you should consult with your counsel regarding the applicability of these provisions before purchasing a certificate.

     We refer you to "ERISA Considerations" in this prospectus supplement and the accompanying prospectus for additional information.

Legal Investment Considerations

     The certificates are not eligible under the Secondary Mortgage Market Enhancement Act of 1984. Consequently, some institutions will be unable to invest in the certificates.

     We refer you to "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus for additional information.

Certificate Rating

     The trust will not issue the offered certificates unless they receive a rating of "___" by S&P and "___" by Moody's.

     You must not assume that the ratings initially assigned to the certificates will not subsequently be lowered, qualified or withdrawn by the rating agencies.

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

     We refer you to "Rating" and "Risk Factors--Rating of the Securities Does Not Assure Payment" in the prospectus for additional information.

                                  Risk Factors

     You should carefully consider the following risk factors prior to any purchase of certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Balloon Loans Increase the       Balloon loans pose a special payment risk
Risk of Loss on the              because the borrower must pay a large lump sum
Certificates                     payment of principal at the end of the loan
                                 term. If the borrower is unable to pay the lump
                                 sum or refinance such amount, you will suffer a
                                 loss if the collateral for such loan is
                                 insufficient, the other forms of credit
                                 enhancement are insufficient to cover the loss
                                 and the insurer fails to perform its
                                 obligations under the insurance policy.
                                 Approximately ___% of the pool I mortgage loans
                                 (by aggregate pool principal balance) and
                                 approximately ___% of the pool II mortgage
                                 loans (by aggregate pool principal balance) are
                                 mortgage loans with balloon payments.

Junior Lien Mortgage Loans       Because some of the mortgage loans in the trust
Increase the Risk of Loss on     are secured by junior liens that are
the Certificates                 subordinate to the rights of the mortgagee or
                                 beneficiary under the related senior mortgage
                                 or deed of trust, the proceeds from any
                                 liquidation, insurance or condemnation
                                 proceedings will be available to satisfy the
                                 outstanding balance of such junior mortgage
                                 loans only to the extent that the claims of
                                 such senior mortgagee or beneficiary have been
                                 satisfied in full, including any related
                                 foreclosure costs. In addition, a junior
                                 mortgagee may not foreclose on the property
                                 securing a junior mortgage unless it forecloses
                                 subject to the senior mortgage, in which case
                                 it must either pay the entire amount due on the
                                 senior mortgage to the senior mortgagee at or
                                 prior to the foreclosure sale or undertake the
                                 obligation to make payments on the senior
                                 mortgage in the event the mortgagor is in
                                 default thereunder. In servicing a junior
                                 mortgage in its portfolio, it is generally the
                                 servicer's practice to satisfy the senior
                                 mortgage at or prior to the foreclosure sale.

                                 Information is provided under "Description of the Mortgage Loans" in this prospectus supplement with respect to the combined loan-to-value ratios of the mortgage loans as of the date of origination. As discussed in the prospectus under "Risk Factors," the value of the mortgaged properties underlying such loans could be adversely affected by a number of factors. In addition, in accordance with the terms of the sale and servicing agreement, the servicer may consent under certain circumstances to the placing of a subsequent senior lien in respect of a mortgage loan. As a result, despite the amortization of the junior and senior mortgage loans on such mortgaged properties, there can be no assurance that the combined loan-to-value ratios of such loans, determined as of a date subsequent to the origination date, will be the same or lower than the combined loan-to-value ratios for such loans, determined as of the origination date.

Delays in Receipt of Payments    Even assuming that the mortgaged properties
Due on Mortgage Loans May        provided adequate security for the mortgage
Result from Liquidation          loans, substantial delay could be encountered
                                 in connection with the liquidation of defaulted
                                 mortgage loans and corresponding delays in the
                                 receipt of such proceeds by the trust could
                                 occur.

Any Payment of Liquidation       The servicer will be entitled to deduct from
Expenses Will Reduce the         liquidation proceeds received in respect of a
Amount Available to Make         fully liquidated mortgage loan all expenses
Payments on the Certificates     incurred in attempting to recover amounts due
                                 on such mortgage loan and not yet repaid,
                                 including payments to senior mortgagees, legal
                                 fees, real estate taxes, and maintenance and
                                 preservation expenses, thereby reducing
                                 collections available to the trust with respect
                                 to such mortgage loan. Liquidation expenses
                                 with respect to defaulted mortgage loans do not
                                 vary directly with the outstanding principal
                                 balance of the loan at the time of default.
                                 Therefore, assuming that a servicer took the
                                 same steps in realizing upon a defaulted
                                 mortgage loan having a small remaining
                                 principal balance as it would in the case of a
                                 defaulted mortgage loan having a larger
                                 principal balance, the amount realized after
                                 expenses of liquidation would be smaller as a
                                 percentage of the outstanding principal balance
                                 of the smaller mortgage loan than would be the
                                 case with a larger loan. Because the average
                                 outstanding principal balances of the mortgage
                                 loans are small relative to the size of the
                                 loans in a typical pool of purchase money first
                                 lien residential mortgages, recoveries after
                                 the satisfaction of liquidation expenses on
                                 defaulted mortgage loans may also be smaller as
                                 a percentage of the principal amount of the
                                 mortgage loans than would be the case if such
                                 loans were a typical pool of purchase money
                                 first lien residential mortgages.

Insolvency Related Matters May   Some mortgage loans originated by GreenPoint
Call into Question the Trust's   Mortgage Funding, Inc. were previously sold by
Ownership of the Mortgage        GreenPoint Mortgage Funding, Inc. to [_____].
Loans                            [_____] sold such mortgage loans to [_____]
                                 who, in turn, sold all of the mortgage loans to
                                 the Sponsor. Each sale of mortgage loans from
                                 GreenPoint Mortgage Funding, Inc. or any such
                                 third party will be treated as a sale of such
                                 mortgage loans. However, if GreenPoint Mortgage
                                 Funding, Inc., [_____] or [_____] becomes
                                 insolvent, the trustee in bankruptcy of such
                                 entity may attempt to recharacterize the sale
                                 of the mortgage loans as a borrowing by such
                                 entity, secured by a pledge of the applicable
                                 mortgage loans. If such a trustee in bankruptcy
                                 decided to do this, and if the mortgage loans
                                 have not been delivered to the custodian, on
                                 behalf of the trustee, the interest of the
                                 trust in the related mortgage loans may be an
                                 unperfected security interest. Even if the
                                 mortgage loans have been delivered to the
                                 custodian, on behalf of the trustee, delays in
                                 the payments of the certificates and reductions
                                 in the amounts of the certificates could occur
                                 if such a claim were made. The sponsor will
                                 state in the pooling and servicing agreement
                                 that the transfer of the mortgage loans by it
                                 to the trust is a valid transfer and assignment
                                 of such mortgage loans to the trust.

                                 If a conservator, receiver or trustee were appointed for the sponsor, or if certain other events relating to the bankruptcy or insolvency of the sponsor were to occur, this would be a rapid amortization event and the trustee may be directed by the insurer to attempt to sell the mortgage loans and cause early payment of the principal of the certificates. The net proceeds of such sale will be distributed first to pay the trustee any unpaid fees, second, to satisfy the certificateholders, third, to reimburse the insurer for prior draws under the insurance policy and for amounts due under the insurance agreement, fourth, to the trustee for certain unreimbursed expenses and fifth, to the residual certificateholder. However, the net proceeds of such sale may not be enough to pay the full amount of principal and interest of the certificates. Subject to the prior written consent of the insurer as to the terms of such sale of the mortgage loans, the policy will be available to cover such shortfalls.

                                 In the event of a bankruptcy or insolvency of the servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the certificateholders from appointing a successor servicer.

Geographic Concentration Could   As of the cut-off date, approximately [_____]%
Decrease the Value of the        of the home equity lines of credit mortgage
Mortgage Loans if Real Estate    loans in the pool by aggregate principal
Markets Weaken                   balance were secured by properties that are
                                 located in the state of [State]. An overall
                                 decline in the residential real estate market
                                 in [State] could reduce the values of the
                                 properties securing such mortgage loans such
                                 that the principal balances of the related
                                 mortgage loans, together with any primary
                                 financing on the properties underlying these
                                 mortgage loans, could equal or exceed the value
                                 of such properties. Since the residential

                                 real estate market is influenced by many factors, including the general condition of the economy and interest rates, there is no guarantee that the residential real estate market in [State] will not weaken. If this residential real estate market should weaken after the dates of origination of the mortgage loans, losses on such mortgage loans will probably increase substantially. In the event of a natural disaster, such as an earthquake, fire or flood, the values of the properties may decline. Neither the mortgages, the pooling and servicing agreement nor the credit line agreements require natural disaster insurance that would cover earthquake damage.

Servicer May Change the Terms    The servicer may agree to changes in the terms
of the Home Equity Lines of      of a home equity line of credit mortgage loan,
Credit Mortgage Loans            provided that these changes (i) do not
                                 adversely affect the interests of the
                                 certificateholders, the residual
                                 certificateholder or the insurer, (ii) are
                                 consistent with prudent business practice and
                                 (iii) do not adjust the maturity date of such
                                 home equity line of credit mortgage loan past
                                 the date that is six months before the final
                                 scheduled payment date for the certificates.
                                 There is no guarantee that changes in
                                 applicable law or the marketplace for home
                                 equity lines of credit mortgage loans or
                                 prudent business practice will not result in
                                 changes to the terms of the home equity lines
                                 of credit mortgage loans. In addition, the
                                 pooling and servicing agreement permits the
                                 servicer, within certain limitations described
                                 therein, to increase the credit limit of the
                                 related home equity line of credit mortgage
                                 loans or reduce the margin for the home equity
                                 line of credit mortgage loans.

Changes in the Financial         The ratings on the certificates depend
Strength of the Insurer May      primarily on an assessment by the rating
Reduce the Value of the          agencies of the mortgage loans and upon the
Certificates                     financial strength of the insurer. Any
                                 reduction of the rating assigned to the
                                 financial strength of the insurer may cause a
                                 corresponding reduction of the ratings assigned
                                 to the certificates. A reduction in the rating
                                 assigned to the certificates will reduce the
                                 market value of the certificates and may affect
                                 your ability to sell them.

                                 We refer you to "Ratings" in this prospectus supplement for more detail.

Changes to Interest Rates        For any payment date, the certificates are
May Reduce the Interest          subject to a maximum rate on their interest on
on the the Certificates          rate. This means that the interest that is
                                 payable to the investors certificates may be
                                 limited to the interest that is due on the
                                 mortgage loans during the related period minus
                                 such fees and other deductions. If the interest
                                 due on the mortgage loans is reduced
                                 significantly, under a relatively high
                                 prepayment scenario, or if the interest rate
                                 index for the home equity line of credit
                                 mortgage loans decreased without a
                                 corresponding decrease in the index for the
                                 certificates, or if the index for the
                                 certificates rose significantly, the interest
                                 rates on the certificates could be subject to
                                 the limitation imposed by the maximum rate.
                                 This limitation may reduce the amount

                                 of interest you, as an investor in the
                                 certificates, receive.

The Trust Assets and the         The certificates will be non-recourse
Insurance Policy are the         obligations solely of the trust. The
Only Source of Payments on the   certificates will not represent obligations of
Certificates                     or interests in GreenPoint Mortgage Funding,
                                 Inc., GreenPoint Mortgage Securities LLC, the
                                 insurer, [_____] or any other entity, or in any
                                 of their respective affiliates, except as
                                 described in this prospectus supplement. The
                                 assets included in the trust and the payments
                                 under the insurance policy will be the sole
                                 source of payments on the certificates, and
                                 there will be no recourse to GreenPoint
                                 Mortgage Funding, Inc., GreenPoint Mortgage
                                 Securities LLC, [_____] or the insurer (other
                                 than as provided in the insurance policy), or
                                 any of their respective affiliates, or any
                                 other entity, in the event that the assets
                                 included in the trust and the payments under
                                 the insurance policy are insufficient or
                                 otherwise unavailable to make all payments
                                 provided for under the certificates.

Interest Payable on the          The certificates accrue interest at a variable
Certificates and Interest        rate based on LIBOR plus a designated margin,
Payable on the Mortgage Loans    subject to a maximum rate. The mortgage loans
Differ                           accrue interest at a variable rate based on the
                                 prime rate or the base rate, as published in
                                 the "Money Rates" section of The Wall Street
                                 Journal, plus a designated margin, subject to
                                 maximum limitations on adjustments, that may be
                                 lower than the rate at which the certificates
                                 accrue interest. Therefore, interest payable on
                                 the mortgage loans may be insufficient to pay
                                 interest on the certificates.

                                 LIBOR and the prime rate may not respond to the same economic factors and there is no necessary correlation between them. Any reduction in the spread between the prime rate and LIBOR will also reduce the amount of interest received on the mortgage loans that would be available to absorb losses. In that event, if the overcollateralization were depleted and the certificate insurer failed to perform under the policy, you would experience a loss.

                                 In addition, if the spread between the prime rate and LIBOR is reduced or eliminated, the interest payable on the certificates also may be reduced. If the sum of LIBOR plus a designated margin exceeds the maximum rate of interest allowed on the certificates, such shortfalls, plus accrued interest thereon, will be paid to the certificateholders only if amounts are available for such payment on a subsequent payment date and only at a lower priority than interest is normally paid to the certificateholders. Such shortfalls will not be guaranteed by the insurer.

Credit Enhancement               The overcollateralization feature described in
Features May Be Inadequate       this prospectus supplement is intended to
for the                          enhance the likelihood that holders of the
                                 certificates will receive regular payments of
                                 interest and principal. However, neither the
                                 servicer nor any other entity will advance
                                 payments of interest or principal on delinquent
                                 or defaulted mortgage loans. We cannot assure

Certificates                     you that the applicable credit enhancement will
                                 adequately cover any shortfalls in cash
                                 available to pay your certificates as a result
                                 of such delinquencies or defaults. If
                                 substantial losses occur as a result of
                                 defaults and delinquent payments on the
                                 mortgage loans, you may suffer losses.

There May Be a Risk of           The seller's underwriting standards are
Increased Delinquency,           generally less stringent than those of Fannie
Default and Foreclosure          Mae or the Freddie Mac with respect to credit
Due to Less Stringent            history and certain other items. If a borrower
Underwriting Standards           has a poor credit history, the seller may still
                                 make a loan to the borrower. This approach to
                                 underwriting may result in higher rates of
                                 delinquencies, defaults and foreclosures than
                                 for mortgage loans underwritten in a more
                                 traditional manner.

Subsequent Mortgage Loans        The trust will buy additional mortgage loans
May Increase the Risk of         from the seller until _____, 200_. The seller
Prepayment                       will sell mortgage loans to the trust if it has
                                 mortgage loans to sell, but the ability of the
                                 seller to originate and acquire additional
                                 mortgage loans is affected by a variety of
                                 factors, including interest rates, unemployment
                                 levels, the rate of inflation and consumer
                                 perception of economic conditions generally. If
                                 the full amount deposited in the pre-funding
                                 accounts for the purpose of purchasing
                                 additional mortgage loans cannot be used for
                                 that purpose within [_____] months from the
                                 closing date, any remaining amounts will be
                                 paid to you as a prepayment on the
                                 certificates.

Recent Events May                Recent world events have resulted in certain
Increase the Risk of Loss on     military actions by the United States, and the
the Certificates                 United States continues to be on high alert for
                                 potential terrorist attacks. The short term and
                                 long term impact of these events are uncertain,
                                 but could have a material effect on general
                                 economic conditions, consumer confidence and
                                 market liquidity. No assurance can be given as
                                 to the effect of these events on the rate of
                                 delinquencies and losses on the mortgage loans
                                 and the servicing decisions with respect to the
                                 mortgage loans. Any adverse impact as a result
                                 of these events would be borne by the holders
                                 of the certificates.

                                 The Servicemembers Civil Relief Act (the
                                 "Relief Act"), provides relief to borrowers who enter active military service and to borrowers in reserve status and the national guard who are called to active duty after the origination of their mortgage loan. State legislation may provide similar relief to military personnel placed on active duty status. For purposes of this prospectus supplement, references to the Relief Act include any such comparable state legislation. The Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. In addition to adjusting the interest rate, the lender must forgive any such interest in excess of 6% per annum, unless a court or administrative agency of the United
                                 States or of any state orders otherwise on application of the lender. These shortfalls are not required to be paid by the borrower at any future time and will not be advanced by the servicer. Any shortfall in interest collections resulting from the application of the Relief
                                 Act could result in losses to
                                 certificateholders. These shortfalls will not be covered by any form of credit enhancement, including the insurance policy. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under some circumstances, during an additional period thereafter.

                                   The Insurer

          The information set forth in this section has been provided by [Insurer] (the "Insurer") for inclusion in this Prospectus Supplement. No representation is made by [Underwriter] (the "Underwriter"), the Sponsor, the Servicer, the Trustee or any of their affiliates as to the accuracy or completeness of such information.

          [Information regarding the Insurer to be provided by the Insurer]

                        GreenPoint Mortgage Funding, Inc.

General

          GreenPoint Mortgage Funding, Inc. (the "Company" or the "Servicer") is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights. The Company originates loans through a nationwide network of production branches. Loans are originated primarily through the Company's wholesale division, through a network of independent mortgage loan brokers approved by the Company, and also through its retail lending division and correspondent lending division. The mortgage loans were acquired by the Company in one of the three following manners: (i) originated by an independent broker and purchased by the Company, (ii) originated by a broker and funded by the Company, or (iii) originated and funded by the Company in the ordinary course of business.

          The Company is an indirect, wholly-owned subsidiary of North Fork Bancorporation, Inc. The Company's executive offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945.

Servicing Overview

          The Company (in its capacity as Servicer) will act as Servicer for the mortgage loans pursuant to the Pooling and Servicing Agreement. All of the mortgage loans are currently serviced by the Company substantially in accordance with the procedures described herein.

          The table below summarizes the delinquency, foreclosure and loss experience on the Company's home equity line of credit ("HELOC") servicing portfolio. The Company's portfolio of HELOCs in the aggregate may differ significantly from the HELOCs serviced by it in the mortgage pool in terms of interest rates, principal balances, geographic distribution, loan to value ratios and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the HELOCs in the mortgage pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans. The actual loss and delinquency experience on the HELOCs in the mortgage pool will depend, among other things, upon the value of the real estate securing those HELOCs and the ability of borrowers to make required payments.

 The Company's HELOC and Second Lien Mortgage Portfolio Delinquency, Foreclosure
                               and Loss Experience

                                     As of                   As of                    As of                    As of
                               December 31, 2001       December 31, 2002        December 31, 2003        December 31, 2004
                            ----------------------  -----------------------  -----------------------  ----------------------
                                        Percent of               Percent of               Percent of              Percent of
                             Number of   Servicing   Number of    Servicing   Number of    Servicing   Number of   Servicing
                               Loans     Portfolio     Loans      Portfolio     Loans      Portfolio     Loans     Portfolio
                            ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
Total Number*                   37,836      100%         31,912      100%         51,259      100%        99,991      100%
Period of Delinquency:
   30-59 days                      748     1.98%            677     2.12%            697     1.36%           537     0.54%
   60-89 days                      168     0.44%            189     0.59%            219     0.43%           174     0.17%
   90 days or more                 456     1.21%            527     1.65%            649     1.27%           739     0.74%
Total Delinquencies
(excluding Foreclosures)**       1,372     3.63%          1,393     4.37%          1,565     3.05%         1,450     1.45%
Foreclosures Pending               131     0.35%             96     0.30%            208     0.41%            54     0.05%
Losses Sustained for
Period Ending on Such
Date                        $7,877,765              $19,808,851              $11,946,379              $9,222,342

----------
* The total portfolio has been reduced by the number of loans that have been foreclosed or for which a servicing released sale is pending.

** Percentages may not total properly due to rounding.

          The likelihood that borrowers will become delinquent in the payment of their HELOCs and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers' personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower's equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable HELOCs. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on HELOCs to the extent that mortgaged properties are concentrated in certain geographic areas.

          Any loan in the Company's HELOC servicing portfolio that becomes 60 days delinquent is analyzed by the Company at that point to determine if there is sufficient equity in the related Mortgaged Property to justify the cost of proceeding with a foreclosure. After this analysis has been completed, the Company will code the loan based on the decision to proceed with foreclosure or to "walk away" due to the lack of equity. Loans that have been in a delinquent status for 180 days or more and have been determined to be "walk aways" are charged-off [on the 180th day], as any recovery after that point is unlikely. Collection efforts with respect to a loan cease at the time that it is charged-off, but all liens against the related Mortgaged Property are kept in place after charge-off.

                       The Company's Mortgage Loan Program

          The Mortgage Loans were originated or purchased by the Company (either directly or through affiliates) from mortgage loan brokers or originated by its retail division. The Mortgage

Loans have been originated in accordance with the underwriting criteria specified in this Prospectus Supplement under "Underwriting Standards."

Underwriting Standards

          The Company believes that the Mortgage Loans were underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

          Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the Mortgaged Property as collateral. In general, a prospective borrower applying for a Mortgage Loan is required to fill out a detailed application designed to provide to the Underwriter pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities, employment information and payment information, as well as an authorization to acquire a credit report which summarizes the borrower's credit history with merchants and lenders and record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

          In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. With respect to single family loans, the appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

          Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available:

               o to meet the borrower's monthly obligations on the proposed HELOC (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance); and

               o to meet monthly housing expenses and other financial obligations and monthly living expenses.

          The Underwriting Standards applied by the Company, particularly with respect to the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as low CLTVs or other favorable credit aspects exist.

          With respect to a loan on a two- to four-unit property, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a two- to four-unit project's cash flow, expenses, capitalization and other operational information in determining the property's value. The market approach suggested in valuing property focuses its analysis on the prices paid for the purchase of similar properties in the two- to four-unit project's area, with adjustments made for variations between these other properties and the multifamily project being appraised. The cost approach calls for the appraiser to make an estimate of land value and then determine the current cost of reproducing the building less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance. For property values to $650,000 appraisers may use either a full appraisal (FNMA 1004/FHLMC 70) or a drive-by appraisal (FHLMC 704); for values between $650,001 to $1,000,000 with a combined loan-to-value of less than 75%, a full appraisal is required; for values between $650,001 to $1,000,000 with a combined loan-to-value of greater than 75%, a full appraisal and one field review ordered by the lender is required; and for loans with values greater than $1,000,000 with a combined loan-to-value greater than 65%, two full appraisals are required. The Company may order discretionary reviews at any time to ensure the value of the properties.

          In the case of single family loans, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available
(a) to meet the borrower's monthly obligations on the proposed mortgage loan, which is determined on the basis of the monthly payments due in the year of origination, and other expenses related to the mortgaged property, such as property taxes and hazard insurance, and (b) to meet monthly housing expenses, other financial obligations and monthly living expenses. The Underwriting Standards applied by the Company may be varied in appropriate cases where factors such as low loan-to-value ratios or other favorable credit exist. However, maximum combined loan-to-value ratios and maximum loan amounts are generally limited by credit score and total debt-to-income ratios.

          The Company requires title insurance or coverage under a standard mortgage lien guaranty agreement for lenders for all mortgage loans. Fire and extended hazard insurance and flood insurance, when applicable, are also required.

          A lender may originate Mortgage Loans under a reduced documentation program. These reduced documentation programs include an "EZ Documentation" program, where there is no verification of stated income, a "No Employment/Income Documentation" program, where there is no verification of employment or income, and a "No Ratio Documentation" program, where there is no stated income, thus eliminating ratio calculations. A reduced documentation program is designed to streamline the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, relatively more emphasis is placed on credit score and property underwriting than on certain credit underwriting documentation concerning income and employment verification, which is waived.

          In the case of a Mortgage Loan secured by a leasehold interest in a real property, the title to which is held by a third party lessor, the Company will represent and warrant, among other things, that the remaining term of the lease and any sublease is generally at least five years longer than the remaining term of the Mortgage Loan.

                                   The Sponsor

          GreenPoint Mortgage Securities LLC (the "Sponsor") is a Delaware limited liability company which was formed on September 26, 2003. The Sponsor is a special purpose entity organized for limited purposes, with limited assets and a limited operating history. The Sponsor is a wholly-owned subsidiary of the Company and maintains its principal office at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is (415) 878-5405.

                             The Credit Risk Manager

          [Credit Risk Manager], a [State] corporation (the "Credit Risk Manager"), will act as the Trust's representative in advising the Servicer regarding certain delinquent and defaulted Mortgage Loans and in monitoring and reporting to the Sponsor on the performance of such Mortgage Loans. The Credit Risk Manager will rely upon Mortgage Loan data that is provided to it by the Servicer in performing its advisory and monitoring functions.

          The Credit Risk Manager will be entitled to receive its Credit Risk Manager Fee until the termination of the Trust or until its removal by a vote of the holders of Certificates representing at least 66 2/3% of the outstanding principal balance of the Certificates. Such fee will be paid from the Trust, to the extent of Available Funds, as described under "Description of the Certificates--Priority of Distributions" in this Prospectus Supplement.

          The information set forth in this section has been provided by the Credit Risk Manager for inclusion in this Prospectus Supplement. No representation is made by the Underwriter, the Sponsor, the Servicer, the Trustee or any of their affiliates as to the accuracy or completeness of such information.

          [Additional information regarding the Credit Risk Manager to be provided by the Credit Risk Manager]

                        Description of the Mortgage Loans

Mortgage Loans - General

          The "Mortgage Loans" were originated pursuant to loan agreements and promissory notes and the appropriate state disclosure statements and are secured by first and second mortgages or deeds of trust. The Mortgage Loans relate to Mortgaged Properties located in [___] states [and in the District of Columbia]. The loan agreements with respect to the HELOC Mortgage Loans are the "Credit Line Agreements" and with respect to the Closed-End Mortgage Loans are the "Mortgage Notes" (the Mortgage Notes, together with the Credit Line Agreements, the "Loan Agreements"). The "Mortgaged Properties" securing the Mortgage Loans consist primarily of residential properties that are one- to four-family properties and also include planned unit developments and condominiums. See "Mortgage Loan Terms" in this Prospectus Supplement for additional information.

          The "HELOC Mortgage Loans" are adjustable-rate revolving home equity lines of credit mortgage loans, secured by first or second mortgages or deeds of trust. The HELOC Mortgage Loans have monthly payments which may vary throughout their term. The "Closed-End Mortgage Loans" are generally fixed-rate, fully amortizing second lien mortgages. The monthly payment remains constant throughout the term of the Closed-End Mortgage Loans (other than the final payment for a balloon loan) and is applied to principal and interest based on a predetermined actuarial paydown schedule.

Mortgage Loan Terms

          The Mortgage Loans consist of loans originated under three different loan term options: a 15-year HELOC Mortgage Loan, a 25-year HELOC Mortgage Loan or a 15-year Closed-End Mortgage Loan.

          The HELOC loan programs originate mortgage loans that have either a 5-year or 15-year draw period, during which the borrower may make cash withdrawals against the equity line and a 10-year repayment period, during which the balance of the HELOC as of the end of the draw period is repaid. Generally, the HELOC borrowers are subject to a [$500] termination fee for loans paid within three years of origination.

          A borrower may access a HELOC credit line at any time during the draw period by writing a check. The minimum payment during the draw period of the HELOC is the greater of accrued finance charges on the daily balance of the HELOC at the applicable loan rate, [$100], or [1%] of the outstanding principal balance or, with respect to HELOC Mortgage Loans for which no principal payments are due during the related Draw Period, accrued finance charges and credit insurance premiums, if any. The payment during the repayment period of the HELOC is calculated as accrued interest plus [0.8333%] of principal outstanding as of the last day of the draw period. HELOC Mortgage Loans bear interest at a variable rate which changes monthly with changes in the applicable "Index Rate," which is a variable per annum rate based on the prime rate or base rate published in the "Money Rates" table of the Wall Street Journal. The HELOC Mortgage Loans are subject to a maximum rate equal to approximately [18.000%] per annum and subject to applicable usury limitations. The loan rate on the HELOC Mortgage Loans is a per annum rate equal to the sum of the Index Rate plus a margin, ranging from [____%] to [____%] (subject to "teaser periods"); such loan rates range between [____%] to [____%]. As of [Cut-Off Date] (the "Cut-Off Date"), the Pool I Mortgage Loans which are HELOC Mortgage Loans had a weighted average loan rate of approximately [____%] and the Pool II Mortgage Loans which are HELOC Mortgage Loans had a weighted average loan rate of approximately [____%].

          Unlike the HELOC Mortgage Loans, the Closed-End Mortgage Loans are all "closed-end" loans which do not permit additional borrowings thereunder. All of the Closed-End Mortgage Loans bear interest at a fixed-rate (the loan rate) with respect to the Closed-End Mortgage Loans). As of the Cut-Off Date, the Mortgage Loans which are Closed-End Mortgage Loans had a weighted averaged loan rate of approximately [____%].

Pool I Mortgage Loans - General

          The Pool I Mortgage Loans consist of HELOC Mortgage Loans and Closed-End Mortgage Loans. The aggregate principal balance of the Pool I Mortgage Loans as of the Cut-Off Date was approximately $_____ (the "Pool I Balance"). As of the Cut-Off Date, the aggregate principal balance of Pool I Closed-End Mortgage Loans was approximately $_____ (the "Pool I Closed-End Balance") and the aggregate principal balance of Pool I HELOC Mortgage Loans was approximately $_____ (the "Pool I HELOC Balance"). As of the Cut-Off Date, the average principal balance of the Pool I Mortgage Loans was approximately $_____, the minimum principal balance was $_____, the maximum principal balance was approximately $_____, the loan rates ranged from ____% to ____% per annum and the weighted average loan rate was approximately ____% per annum. Each of the Pool I HELOC Mortgage Loans is subject to a maximum loan rate of ____%. As of the Cut-Off Date and with respect to the Pool I HELOC Mortgage Loans, the weighted average margin was approximately ____%, the minimum margin was ____% and the maximum margin was ____%. As of the Cut-Off Date and with respect to the Pool I HELOC Mortgage Loans, the weighted average Credit Limit Utilization Rate (weighted by Credit Limit) was approximately ____%, the minimum Credit Limit Utilization Rate was approximately ____% and the maximum Credit Limit Utilization Rate was approximately ____%. The "Credit Limit Utilization Rate" is determined by dividing the principal balance of a HELOC Mortgage Loan as of the Cut-Off Date by the Credit Limit of the related HELOC Mortgage Loan. The "Credit Limit" with respect to a HELOC Mortgage Loan is the maximum dollar amount of draws permitted to be made thereunder at any one time by the related mortgagor. As of the Cut-Off Date, the remaining term to scheduled maturity for the Pool I Mortgage Loans ranged from ___ months to ___ months and the weighted average remaining term to scheduled maturity was approximately ___ months. As of the Cut-Off Date, the Combined Loan-to-Value Ratio of the Pool I Mortgage Loans ranged from ____% to ____% and the weighted average Combined Loan-to-Value Ratio of the Pool I Mortgage Loans was approximately ____%. The "Combined Loan-to-Value Ratio" is (I) with respect to a HELOC Mortgage Loan, the ratio (expressed as a percentage) of (A) the sum of (i) the Credit Limit of such HELOC Mortgage Loan and (ii) any outstanding principal balances of mortgage loans senior to such HELOC Mortgage Loan (calculated as of the date of execution of the related Credit Line Agreement) to (B) (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or
(ii) in the case of a Mortgaged Property purchased within one year of the origination of the related HELOC Mortgage Loan, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property and
(II) with respect to a Closed-End Mortgage Loan, the ratio (expressed as a percentage) of (A) the sum of (i) the original principal balance of such Closed-End Mortgage Loan and (ii) the outstanding principal balance of any mortgage loan or mortgage loans that are senior or equal in priority to such Closed-End Mortgage Loan (calculated as of the date of execution of the related Mortgage Note) and that is or are secured by the same Mortgaged Property to (B)
(i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of such Closed-End Mortgage Loan, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property. Credit Limits of the Pool I HELOC Mortgage Loans ranged from $_____ to $_____ and averaged approximately $_____. The weighted average Second Mortgage Ratio for the Pool

I Mortgage Loans was approximately ____%. The "Second Mortgage Ratio" is (I) with respect to a HELOC Mortgage Loan, the Credit Limit of such HELOC Mortgage Loan divided by the sum of such Credit Limit and the outstanding principal balance of any mortgage loan senior to such HELOC Mortgage Loan or (II) with respect to a Closed-End Mortgage Loan, the original loan balance of such Closed-End Mortgage Loan divided by the sum of such original loan balance and the outstanding principal balance of any mortgage loan senior to such Closed-End Mortgage Loan. Substantially all of the Pool I Mortgage Loans represented second liens on the related Mortgaged Properties. As of the Cut-Off Date, ____%, by principal balance, of the Pool I Mortgage Loans were secured by Mortgaged Properties which are single-family residences and ____%, by principal balance, of the Pool I Mortgage Loans are secured by Mortgaged Properties which are owner-occupied. As of the Cut-Off Date, ____%, by principal balance, of the Pool I Mortgage Loans are secured by Mortgaged Properties which are located in [State].

          Set forth below is a description of certain characteristics of the Pool I Mortgage Loans as of the Cut-Off Date. The sum of the columns in each such table may not equal the total indicated due to rounding.

                             TYPE OF MORTGAGE LOANS
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Type                                      Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
HELOC Mortgage Loans..............
Closed-End Mortgage Loans.........
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                         OUTSTANDING PRINCIPAL BALANCES
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
             Range of                Pool I Mortgage      Cut-Off Date       Percent of
Outstanding Principal Balances ($)        Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------

                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                                TYPE OF OCCUPANCY
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Occupancy                                 Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
Primary...........................
Non-owner.........................
Second Home(1)....................
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

----------
(1)  Includes vacation and second homes.

                                PRIORITY OF LIEN
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Priority of Lien                          Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
First Lien........................
Second Lien.......................
Other/No Security Interest........
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                                  LOAN PURPOSE
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Loan Purpose                              Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
Cash Out Refinance................
Purchase..........................
Rate/Term Refinance...............
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                          COMBINED LOAN-TO-VALUE RATIOS
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
             Range of                Pool I Mortgage      Cut-Off Date       Percent of
Combined Loan-to-Value Ratios (%)         Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------

                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                                  DOCUMENTATION
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Documentation                             Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
Limited Documentation.............
Full Documentation................
No Ratio Documentation............
No Income/No Asset Documentation..
No Income Verification
   Documentation..................
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                                  PROPERTY TYPE
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
Property Type                             Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------
Single Family
PUD
Condo
2 Family
3 Family
4 Family
Manufactured Housing
                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                           GEOGRAPHIC DISTRIBUTION(1)
                              POOL I MORTGAGE LOANS

                                        Number of          Aggregate
                                     Pool I Mortgage      Cut-Off Date       Percent of
State                                     Loans        Principal Balance   Pool I Balance
----------------------------------   ---------------   -----------------   --------------

                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

----------
(1) Geographic location determined by the address of the Mortgaged Property securing the related Mortgage Loan.

                                  CREDIT LIMITS
                           POOL I HELOC MORTGAGE LOANS

                                        Number of          Aggregate         Percent of
                                       Pool I HELOC       Cut-Off Date      Pool I HELOC
Range of Credit Limits ($)            Mortgage Loans   Principal Balance       Balance
----------------------------------   ---------------   -----------------   --------------

                                     ---------------   -----------------   --------------
Total.............................
                                     ===============   =================   ==============

                         CREDIT LIMIT UTILIZATION RATES
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate        Percent of
                                  Pool I HELOC       Cut-Off Date     Pool I HELOC
Range of Utilization Rates (%)   Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   ------------

                                 --------------   -----------------   ------------
Total.........................
                                 ==============   =================   ============

                                 ORIGINAL TERMS
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Original Terms          Pool I Mortgage      Cut-Off Date       Percent of
(in months)                           Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                     MONTHS REMAINING TO SCHEDULED MATURITY
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Original Terms          Pool I Mortgage      Cut-Off Date       Percent of
(in months)                           Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                     MARGINS
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate
                                  Pool I HELOC       Cut-Off Date          Percent of
Range of Margins (%)             Mortgage Loans   Principal Balance   Pool I HELOC Balance
------------------------------   --------------   -----------------   --------------------

                                 --------------   -----------------   --------------------
Total:........................
                                 ==============   =================   ====================

                               CURRENT LOAN RATES
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
Range of Current Loan Rates      Pool I Mortgage      Cut-Off Date       Percent of
(%)                                   Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                               ORIGINAL DRAW TERMS
                           POOL I HELOC MORTGAGE LOANS

                                    Number of         Aggregate        Percent of
Range of Original Draw Terms      Pool I HELOC       Cut-Off Date     Pool I HELOC
(in months)                      Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   ------------

                                 --------------   -----------------   ------------
Total.........................
                                 ==============   =================   ============

                                  AMORTIZATION
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Amortization                          Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------
Balloon.......................
Fully Amortizing..............
                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

                                CREDIT SCORES(1)
                              POOL I MORTGAGE LOANS

                                    Number of          Aggregate
                                 Pool I Mortgage      Cut-Off Date       Percent of
Range of Credit Scores                Loans        Principal Balance   Pool I Balance
------------------------------   ---------------   -----------------   --------------

                                 ---------------   -----------------   --------------
Total.........................
                                 ===============   =================   ==============

----------
(1) "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Scores set forth in the table above were obtained at either the time of origination of the Pool I Mortgage Loan or more recently. Neither the Sponsor nor the Company make any representations or warranties as to the actual performance of any Pool I Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the mortgage loan according to its terms.

Pool II Mortgage Loans - General

          The aggregate principal balance of the Pool II Mortgage Loans as of the Cut-Off Date was approximately $_____ (the "Pool II Balance").

          The Pool II Mortgage Loans consist of HELOC Mortgage Loans and Closed-End Mortgage Loans. As of the Cut-Off Date, the aggregate principal balance of Pool II Closed-End Mortgage Loans was approximately $_____ (the "Pool II Closed-End Balance") and the aggregate principal balance of Pool II HELOC Mortgage Loans was approximately $_____ (the "Pool II HELOC Balance"). As of the Cut-Off Date, the average principal balance of the Pool II Mortgage Loans was approximately $_____, the minimum principal balance was $_____, the maximum principal balance was approximately $_____, the loan rates ranged from ____% to ____% per annum and the weighted average loan rate was approximately ____% per annum. Each of the Pool II HELOC Mortgage Loans is subject to a maximum loan rate of ____%. As of the Cut-Off Date and with respect to the Pool II HELOC Mortgage Loans, the weighted average margin was approximately ____%, the minimum margin was ____% and the maximum margin was ____%. As of the Cut-Off Date and with respect to the Pool II HELOC Mortgage Loans, the weighted average Credit Limit Utilization Rate (weighted by Credit Limit) was approximately ____%, the minimum Credit Limit Utilization Rate was approximately ____% and the maximum Credit Limit Utilization Rate was approximately ____%. As of the Cut-Off Date, the remaining term to scheduled maturity for the Pool II Mortgage Loans ranged from ____ months to ____ months and the weighted average remaining term to scheduled maturity was approximately ____ months. As of the Cut-Off Date, the Combined Loan-to-Value Ratio of the Pool II Mortgage Loans ranged from ____% to ____% and the weighted average Combined Loan-to-Value Ratio of the Pool II Mortgage Loans was approximately ____%. Credit Limits of the Pool II HELOC Mortgage Loans ranged from $_____ to $_____ and averaged approximately $_____. The weighted average Second Mortgage Ratio for the Pool II Mortgage Loans was approximately ____%. Substantially all of the Pool II Mortgage Loans represented second liens on the related Mortgaged Properties. As of the Cut-Off Date, ____%, by principal balance, of the Pool II Mortgage Loans were secured by Mortgaged Properties which are single-family residences and ____%, by principal balance, of the Pool II Mortgage Loans are secured by Mortgaged Properties which are owner-occupied. As of the Cut-Off Date, ____%, by principal balance, of the Pool II Mortgage Loans are secured by Mortgaged Properties which are located in [State].

          Set forth below is a description of certain characteristics of the Pool II Mortgage Loans as of the Cut-Off Date. The sum of the columns in each such table may not equal the total indicated due to rounding.

                             TYPE OF MORTGAGE LOANS
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Type                                   Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
HELOC Mortgage Loans..........
Closed-End Mortgage Loans.....
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                         OUTSTANDING PRINCIPAL BALANCES
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Outstanding             Pool II Mortgage      Cut-Off Date        Percent of
Principal Balances ($)                 Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                TYPE OF OCCUPANCY
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Occupancy                              Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Primary.......................
Non-owner.....................
Second Home(1)................
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(1)  Includes vacation and second homes.

                                  LOAN PURPOSE
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Loan Purpose                           Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Cash Out Refinance............
Purchase......................
Rate/Term Refinance...........
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                          COMBINED LOAN-TO-VALUE RATIOS
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Combined                Pool II Mortgage      Cut-Off Date        Percent of
Loan-to-Value Ratios (%)               Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                  DOCUMENTATION
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Documentation                          Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Limited Documentation.........
Full Documentation............
No Ratio Documentation........
No Income/No Asset
   Documentation..............
No Income Verification
   Documentation..............
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                  PROPERTY TYPE
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Property Type                          Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Single Family
PUD
Condo
2 Family
3 Family
4 Family
Manufactured Housing
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                PRIORITY OF LIEN
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Priority of Lien                       Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
First Lien....................
Second Lien...................
Other/No Security Interest....
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                           GEOGRAPHIC DISTRIBUTION(1)
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
State                                  Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(1) Geographic location determined by the address of the Mortgaged Property securing the related Mortgage Loan.

                                  CREDIT LIMITS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
                                  Pool II HELOC      Cut-Off Date     Pool II HELOC
Range of Credit Limits ($)       Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------

                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                         CREDIT LIMIT UTILIZATION RATES
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
                                  Pool II HELOC      Cut-Off Date     Pool II HELOC
Range of Utilization Rates (%)   Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------

                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                                 ORIGINAL TERMS
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate       Percent of
Range of Original Terms          Pool II Mortgage      Cut-Off Date       Pool II
(in months)                            Loans        Principal Balance     Balance
------------------------------   ----------------   -----------------   ----------

                                 ----------------   -----------------   ----------
Total.........................
                                 ================   =================   ==========

                     MONTHS REMAINING TO SCHEDULED MATURITY
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Remaining Terms         Pool II Mortgage      Cut-Off Date        Percent of
(in months)                            Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                     MARGINS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate
                                  Pool II HELOC      Cut-Off Date           Percent of
Range of Margins (%)             Mortgage Loans   Principal Balance   Pool II HELOC Balance
------------------------------   --------------   -----------------   ---------------------

                                 --------------   -----------------   ---------------------
Total:........................
                                 ==============   =================   =====================

                               CURRENT LOAN RATES
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
Range of Current Loan            Pool II Mortgage      Cut-Off Date        Percent of
Rates (%)                              Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                               ORIGINAL DRAW TERMS
                          POOL II HELOC MORTGAGE LOANS

                                    Number of         Aggregate         Percent of
Range of Original Draw Terms     Pool II HELOC       Cut-Off Date     Pool II HELOC
(in months)                      Mortgage Loans   Principal Balance      Balance
------------------------------   --------------   -----------------   -------------

                                 --------------   -----------------   -------------
Total.........................
                                 ==============   =================   =============

                                  AMORTIZATION
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Amortization                           Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------
Balloon.......................
Fully Amortizing..............
                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

                                CREDIT SCORES(2)
                             POOL II MORTGAGE LOANS

                                     Number of          Aggregate
                                 Pool II Mortgage      Cut-Off Date        Percent of
Range of Credit Scores                 Loans        Principal Balance   Pool II Balance
------------------------------   ----------------   -----------------   ---------------

                                 ----------------   -----------------   ---------------
Total.........................
                                 ================   =================   ===============

----------
(2) "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Scores set forth in the table above were obtained at either the time of origination of the Pool I Mortgage Loan or more recently. Neither the Sponsor nor the Company make any representations or warranties as to the actual performance of any Pool I Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the mortgage loan according to its terms.

Conveyance of Subsequent Mortgage Loans

          The "Pooling and Servicing Agreement" permits the "Trust" to purchase from the Seller[s], subsequent to the Cut-Off Date and prior to _____, 200_, subsequent mortgage loans in an amount not to exceed approximately $_________ in aggregate principal balance for inclusion in the Trust. Each subsequent mortgage loan will have been originated or purchased by the Seller in accordance with the underwriting guidelines set forth in this Prospectus Supplement under "The Company's Mortgage Loan Program--Underwriting Standards." Accordingly, the statistical characteristics of the pool set forth above are based exclusively on the initial mortgage loans and the statistical characteristics of the pool after giving effect to the acquisition of any subsequent mortgage loans will likely differ from the information provided in this Prospectus Supplement. The date on which the [related] Seller transfers a subsequent mortgage loan to the Trust shall be referred to in this Prospectus Supplement as the Subsequent Transfer Date.

          Each conveyance of subsequent mortgage loans will be subject to, among other things, the following conditions:

o    the subsequent mortgage loans must:

o satisfy the eligibility criteria set forth in the Prospectus under "The Loan Program--Representations by Sellers; Repurchases" and

o comply with each representation and warranty for the mortgage loans set forth in the Pooling and Servicing Agreement;

o subsequent mortgage loan must not have been selected by the [related] Seller in a manner that it believes is adverse to the interests of the Certificateholders,

o no subsequent mortgage loan may be ___ or more days contractually delinquent as of the applicable Cut-Off Date;

o no subsequent mortgage loan may have a remaining term to maturity in excess of ___ years;

o    no subsequent mortgage loan may have a loan rate less than ___%;

o following the purchase of the subsequent mortgage loans by the Trust, the mortgage loans

o    will have a weighted average loan rate of at least ___%;

o    will have a weighted average loan-to-value ratio of not more than ___%;

o will not have a weighted average remaining term to stated maturity of more than ___ months;

o will, in each case, have a principal balance in excess of $_________ as of the Cut-Off Date;

o the [related] Seller, [the Sponsor and the Trustee shall not have been notified by either rating agency that the conveyance of the subsequent mortgage loans will result in a qualification, modification or withdrawal of its then-current rating of any class of Certificates] [shall have notified each rating agency of such conveyance as required by the Pooling and Servicing Agreement]; and

o the Trustee shall have received certain opinions of counsel as to, among other things, the enforceability and validity of the transfer agreements relating to such conveyance of such subsequent mortgage loans. All subsequent mortgage loans shall be added from a specified group of mortgage loans.

                       Prepayment and Yield Considerations

General

          The weighted average life of, and, if purchased at other than par, the effective yield of each class of "Class A Certificates" will be affected by the rate and timing of payments of principal on the Mortgage Loans in the pool relating to such class (including, for this purpose, prepayments and amounts received by virtue of refinancings, liquidations of Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the Sponsor, and in the case of the HELOC Mortgage Loans, the rate at which related mortgagors make draws thereunder), the amount and timing of delinquencies and defaults by mortgagors in the related pool, as well as by the application of Accelerated Principal Payments on the Class A Certificates. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans in the pool relating to such class. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans in such pool, the rate and timing of prepayments thereon by the mortgagors, the enforcement (or lack of enforcement) of "due-on-sale" clauses, liquidations of defaulted Mortgage Loans in such pool and optional or required repurchases of Mortgage Loans in such pool as described herein. The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may, and the timing of losses could, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans in each pool will depend on future events and on a variety of factors (as described more fully herein), no assurance can be given as to such rate or the timing of prepayments on the related class of Class A Certificates.

          The Mortgage Loans generally may be prepaid in full or in part at any time. However, substantially all of the HELOC Mortgage Loans have termination fees for three years after origination, except for those Mortgage Loans which were originated in those states where termination fees are prohibited by law. None of the Closed-End Mortgage Loans have prepayment penalties or termination fees. The prepayment experience with respect to the Mortgage Loans will affect the weighted average life of each class of Class A Certificates.

          The actual rate of prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

          No representation is made as to the rate of principal payments on the Mortgage Loans in any pool, or as to the yield to maturity of any class of Class A Certificates. An investor is urged to make an investment decision with respect to the Class A Certificate based on the anticipated yield to maturity of such Class A Certificate resulting from its price and such investor's own determination as to anticipated Mortgage Loan prepayment rates. Prospective investors are urged to analyze fully the effect of Mortgage Loan prepayments for the related pool and market conditions on the yield and value of the related class of Class A Certificates, before acquiring any Class A Certificates. In particular, investors that are required to perform periodic valuations on their investment portfolios should consider the effect of such fluctuations in value. In addition, investors should carefully consider the factors discussed under "Risk Factors--Prepayment Considerations" in the accompanying Prospectus.

          The terms of the Class A Certificates provide for the amortization of the Class A Certificates into two periods, the "Managed Amortization Period" (the period commencing on _____, 200_, and ending on the earlier to occur of (x) the [___] Payment Date or (y) the Payment Date which immediately precedes the occurrence of a Termination and Amortization Event) and the "Rapid Amortization Period" (the period which immediately follows the end of the Managed Amortization Period), which affects the rate and timing of the payment of principal on the Class A Certificates. Payments of principal to holders of the Class A Certificates may reduce the percentage of the related pool balance represented by the related Certificate principal balance. This may occur during the Managed Amortization Period but this is especially true during the Rapid Amortization Period. In addition, the holders of the Class A Certificates may receive a payment of Excess Cashflow as an Accelerated Principal Payment on any Payment Date on which the Specified Overcollateralization Amount for the related class of Class A Certificates exceeds the Overcollateralization Amount for the related class of Class A Certificates.

          The "Overcollateralization Amount" with respect to each class of Class A Certificates and the related pool is equal to the amount, if any, by which the related pool balance exceeds the outstanding principal balance for the related class of Class A Certificates. The Insurer will require, based upon the terms and conditions hereinafter described, that the Overcollateralization Amount with respect to each class of Class A Certificates be maintained at the Specified Overcollateralization Amount with respect to such class. The "Specified Overcollateralization Amount" with respect to each class of Class A Certificates will initially be the amounts defined by the Insurer. These amounts may be increased or decreased at the discretion of the Insurer.

          In addition, to the extent obligors make more draws than principal payments, the principal balance of HELOC Mortgage Loans in each pool may increase. Because 100% of the principal collections with respect to each class of Class A Certificates are distributed to the related class of Class A Certificates during the Rapid Amortization Period, an increase in the principal balance of HELOC Mortgage Loans in the related pool due to additional draws may also result in the related class of Class A Certificates receiving principal at a greater rate during such period. The Pooling and Servicing Agreement allows the Trust, subject to the satisfaction of certain terms specified in the Pooling and Servicing Agreement, and upon notice to the rating agencies and upon receipt of the prior written consent of the Insurer, to remove Mortgage Loans from either pool held by the Trust at any time during the life of the Trust so long as the related Overcollateralization Amount (after giving effect to such removal) exceeds what is then the related Specified Overcollateralization Amount. Such removals may affect the rate at which principal is distributed to the holders of the Class A Certificates by reducing the overall balance of Mortgage Loans in the related pool and thus the amount of related principal collections. See "Description of the Class A Certificates--Optional Removals of Mortgage Loans by the Trust" in this Prospectus Supplement for additional information.

          The Closed-End Mortgage Loans are fixed-rate mortgage loans. As with fixed-rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the properties, to meet cash flow needs or to make other investments.

          The rate of prepayment on the Mortgage Loans cannot be predicted. Neither the Servicer nor the Sponsor is aware of any relevant studies or statistics on the rate of prepayment of such Mortgage Loans. Generally, HELOCs are not viewed by borrowers as permanent financing. Accordingly, the HELOC Mortgage Loans may experience a higher rate of prepayment than traditional first lien mortgage loans. On the other hand, because the HELOC Mortgage Loans amortize as described herein, rates of principal payment on the HELOC Mortgage Loans will generally be slower than those of traditional fully-amortizing first lien mortgages with the same loan terms in the absence of prepayments on such HELOC Mortgage Loans. The prepayment experience of the Trust with respect to the HELOC Mortgage Loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, with respect to the HELOC Mortgage Loans, the frequency and amount of any future draws on the Credit Line Agreements and changes affecting the deductibility for federal income tax purposes of interest payments on home equity loans. All of the Mortgage Loans contain "due-on-sale" provisions and the Servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus for additional information.

Effect of Overcollateralization Feature

          Because all or a portion of the Excess Cashflow (as defined below) with respect to each pool may be applied as an Accelerated Principal Payment in reduction of the outstanding principal balance of the related class of Class A Certificates, the weighted average life of such class of Class A Certificates will also be influenced by the amount of such Excess Cashflow so applied. "Excess Cashflow" with respect to a Payment Date and a class of Class A Certificates means the amount on deposit in the Collection Account in respect of Available Funds for the related pool during the related collection period, available after making the distributions with respect to such class specified in clauses (i) through (vi) of this Prospectus Supplement under the caption "Description of the Class A Certificates--Priority of Distributions" on such Payment Date. Because Excess Cashflow attributable to the overcollateralization feature is derived, in part, from interest collections on the Mortgage Loans in the related pool and will be applied to reduce the outstanding principal balance of each class of Class A Certificates, the aggregate payments in reduction of the outstanding principal balance of each class of Class A Certificates on a Payment Date will usually be greater than the aggregate amount of principal collections (including prepayments) on the Mortgage Loans in the related pool payable during the related collection period until the Specified Overcollateralization Amount with respect to such class is reached. As a consequence, Excess Cashflow available for payment in reduction of the outstanding principal balance of the related class of Class A Certificates will increase in proportion to such outstanding principal balance over time, to the extent such Excess Cashflow is not applied to offset losses on the Mortgage Loans in the related pool.

          Accelerated Principal Payments will be paid on each class of Class A Certificates in reduction of the principal balance of such class on each Payment Date if the then-applicable Specified Overcollateralization Amount with respect to such class exceeds the related Overcollateralization Amount on such Payment Date. If a Class A Certificate is purchased at other than par, its yield to maturity will be affected by the rate at which Accelerated Principal Payments are paid to the related Certificateholder. If the actual rate of Accelerated Principal Payments on a class of Class A Certificates applied in reduction of the outstanding principal balance of such class is slower than the rate anticipated by an investor who purchases such Class A Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of Accelerated Principal Payments applied in reduction of the outstanding principal balance of a class of Class A Certificates is faster than the rate anticipated by an investor who purchases such Class A Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of Excess Cashflow with respect to any pool which is available to fund Accelerated Principal Payments on any Payment Date will be affected by, among other things, the actual amount of interest received, collected or recovered in respect of the Mortgage Loans in such pool during the related collection period and such amount will be influenced by changes in the weighted average of the loan rates resulting from prepayment and liquidations of Mortgage Loans in such pool.

          The amount of Accelerated Principal Payments paid to each class of Class A Certificates and applied to the outstanding principal balance of such class on each Payment Date will be based on the related Specified Overcollateralization Amount of such class. The "Accelerated Principal Payment" will equal (i) for any Payment Date through the related Spread Holiday Termination Date, the lesser of (A) __% of the Excess Cashflow with respect to the related pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date and (ii) on each succeeding Payment Date, the lesser of (A) the Excess Cashflow with respect to the related pool and (B) the amount required to increase the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date. The Pooling and Servicing Agreement generally provides that the Specified Overcollateralization Amount may, with respect to each class, over time, decrease or increase, subject to certain floors, caps and triggers, including triggers that allow such Specified Overcollateralization Amount to decrease or "step down" or increase or "step up" based on the performance of the Mortgage Loans in the related pool under certain tests specified in the Pooling and Servicing Agreement based on delinquency or loss rates. Any increase in the Specified Overcollateralization Amount with respect to each class of Class A Certificates may result in an accelerated amortization of such class until such Specified Overcollateralization Amount is reached. Conversely, any decrease in the Specified Overcollateralization Amount with respect to each class of Class A Certificates may result in a decelerated amortization of such class.

          The "Spread Holiday Termination Date" with respect to each class of Class A Certificates is the _____th Payment Date.

Class A-1 Decrement Table

          The following decrement table is based on the following constant prepayment rate assumptions:

                            Scenario   Scenario   Scenario   Scenario   Scenario
                                I         II         III        IV          V
       Description           (% CPR)    (% CPR)    (% CPR)    (% CPR)    (% CPR)
-------------------------   --------   --------   --------   --------   --------
  HELOC Mortgage Loans
Closed-End Mortgage Loans

          For purposes of the calculations in the following table, Pool I was assumed to have the following collateral characteristics:

                                  Weighted
                                   Average    Fully    Original     Original     Remaining                            Credit
                Current   Gross     Gross    Indexed    Term to   Amortization    Term to                Months    Utilization
                Balance    WAC     Margin      Rate    Maturity       Term        Maturity      Age      to Roll       Rate
 Description      ($)      (%)       (%)       (%)     (months)     (months)      (months)   (months)   (months)       (%)
-------------   -------   -----   --------   -------   --------   ------------   ---------   --------   --------   -----------
Closed-End
   Balloons
Closed-End
   Fully
   Amortizing
HELOCs*

----------
*HELOCs have a maximum rate of approximately 18%.

          In addition, it was assumed that (i) the distributions are made in accordance with the description set forth under "Description of the Class A Certificates--Payments on the Class A Certificates"; (ii) distributions of principal and interest on the Class A-1 Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs; (iii) no extension past the scheduled maturity date of a Mortgage Loan is made; (iv) no delinquencies occur; (v) scheduled monthly payments on the HELOC Mortgage Loans are calculated pursuant to the [_____] paragraph under "Description of the Mortgage Loans--Mortgage Loan Terms" in this Prospectus Supplement prior to giving effect to prepayments and prepayments are calculated under each of the prepayment assumptions as set forth in the table below (the "Prepayment Assumptions") before giving effect to draws; (vi) monthly draws are calculated under each of the assumptions as set forth in the table below before giving effect to prepayments; (vii) each HELOC Mortgage Loan is subject to a maximum credit utilization rate of ___%; (viii) the scheduled due date of the Mortgage Loans is the first day of each month commencing in _____, 200_; (ix) the Closing Date is _____, 200_; (x) for each Payment Date the London InterBank Offered Rate ("LIBOR") is ____%; (xi) for each Payment Date, the Index Rate is ____%; and (xii) any shortfalls in interest payment amounts due to the teaser period for any HELOC Mortgage Loan will be fully funded.

                             Percentage of Original Class A-1 Principal Balance
                                          Decrement Table (1)(2)
                            ----------------------------------------------------
Payment Date                   I          II         III        IV         V
------------                --------   --------   --------   --------   --------
Initial Percentage.......
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............

Weighted Average Life
   Years to Maturity.....
   Years to Call(3)......

----------
(1) Assumes a constant draw rate of __% for __ months with respect to the HELOC Mortgage Loans with original terms of ___ months, and ___ months with respect to the HELOC Mortgage Loans with original terms of ___ months.

(2)  All percentages are rounded to the nearest whole percentage.

(3) Assumes that an optional redemption is exercised on the first possible Payment Date.

Class A-2 Decrement Table

          The following decrement table is based on the following constant prepayment rate assumptions:

                            Scenario   Scenario   Scenario   Scenario   Scenario
                                I          II        III         IV         V
       Description           (% CPR)    (% CPR)    (% CPR)    (% CPR)    (% CPR)
-------------------------   --------   --------   --------   --------   --------
HELOC Mortgage Loans
Closed-End Mortgage Loans

          For purposes of the calculations in the following table, Pool II was assumed to have the following collateral characteristics:

                                  Weighted
                                   Average    Fully    Original     Original     Remaining                            Credit
                Current   Gross     Gross    Indexed    Term to   Amortization    Term to                Months    Utilization
                Balance    WAC     Margin      Rate    Maturity       Term        Maturity     Age       to Roll       Rate
 Description      ($)      (%)       (%)       (%)     (months)     (months)      (months)   (months)   (months)       (%)
-------------   -------   -----   --------   -------   --------   ------------   ---------   --------   --------   -----------
Closed-End
   Balloons

Closed-End
   Fully
   Amortizing

HELOCs*

----------
*HELOCs have a maximum rate of approximately 18%.

          In addition, it was assumed that (i) the distributions are made in accordance with the description set forth under "Description of the Class A Certificates--Payments on the Class A Certificates"; (ii) distributions of principal and interest on the Class A-2 Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs; (iii) no extension past the scheduled maturity date of a Mortgage Loan is made; (iv) no delinquencies occur; (v) scheduled monthly payments on the HELOC Mortgage Loans are calculated pursuant to the [_____] paragraph under "Description of the Mortgage Loans--Mortgage Loan Terms" prior to giving effect to prepayments and prepayments are calculated under each of the Prepayment Assumptions as set forth in the table below before giving effect to draws; (vi) monthly draws are calculated under each of the assumptions as set forth in the table below before giving effect to prepayments; (vii) each HELOC Mortgage Loan is subject to a maximum credit utilization rate of ___%; (viii) the scheduled due date of the Mortgage Loans is the first day of each month commencing in _____, 200_; (ix) the Closing Date is _____, 200_; (x) for each Payment Date LIBOR is ____%; (xi) for each Payment Date, the Index Rate is ____%; and (xii) any shortfalls in interest payment amounts due to the teaser period for any HELOC Mortgage Loan will be fully funded.

                             Percentage of Original Class A-2 Principal Balance
                                          Decrement Table (1)(2)
                            ----------------------------------------------------
Payment Date                   I          II         III        IV         V
------------                --------   --------   --------   --------   --------
Initial Percentage.......
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............
   _____ 20__............

Weighted Average Life
   Years to Maturity.....
   Years to Call(3)......

----------
(1) Assumes a constant draw rate of __% for __ months with respect to the HELOC Mortgage Loans with original terms of ___ months, and ___ months with respect to the HELOC Mortgage Loans with original terms of ___ months.

(2)  All percentages are rounded to the nearest whole percentage.

(3) Assumes that an optional redemption is exercised on the first possible Payment Date.

                         Description of the Certificates

          The Home Equity Loan Asset-Backed Certificates, Series 200_-_ will be issued pursuant to the Pooling and Servicing Agreement. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the registration statement of which this Prospectus Supplement and the Prospectus are a part. The following summaries describe certain provisions of the Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement. Wherever particular sections or defined terms of the Pooling and Servicing Agreement are referred to, these sections or defined terms are incorporated into this Prospectus Supplement by reference.

General

          The offered Certificates will be issued in denominations of $1,000 and multiples of $1,000 in excess thereof and will evidence specified undivided interests in the Trust. The "Trust Property" will consist of, to the extent provided in the Pooling and Servicing Agreement:

o    the Mortgage Loans;

o payments on the Mortgage Loans received on and after the Cut-Off Date (exclusive of amounts that were due prior to the Cut-Off Date);

o Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure;

o the Collection Account and the Distribution Account and funds on deposit in these accounts, but not including any interest earned on these accounts; and

o    rights under hazard insurance policies covering the Mortgaged Properties.

          In addition, the Seller has caused the Insurer to issue an irrevocable and unconditional Certificate guaranty insurance policy (the "Policy") for the benefit of the holders of the Class A Certificates, pursuant to which the Insurer will guarantee payments to the Class A Certificateholders. Definitive certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate registrar. See "Book-Entry Certificates" in this Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

          The Class A-1 and Class A-2 Certificates will represent undivided ownership interests in the Mortgage Loans, all collections on these Mortgage Loans (exclusive of interest payments due prior to the Cut-Off Date) and the proceeds of these Mortgage Loans. The principal amount of a class of Certificates on any Payment Date is equal to the balance on the Closing Date minus the aggregate of amounts actually distributed as principal to the holders of that class. On any date, the "Aggregate Class A Principal Balance" is the aggregate of the Class A principal balances of the Class A-1 and Class A-2 Certificates.

          The person in whose name a Certificate is registered as such in the Certificate register is referred to herein as a Certificateholder.

          The percentage interest of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of such Certificate by the Class A principal balance for the related class as of the Cut-Off Date.

          The Certificates will not be listed on any securities exchange.

Book-Entry Certificates

          The offered Certificates will be issued in book-entry form. A person acquiring beneficial ownership interests in the offered Certificates (a "Certificate Owner") will hold the offered Certificates through the Depository Trust Company ("DTC") in the United States or, upon request, Cedelbank or the Euroclear System ("Euroclear") in Europe if such person is a participant of such systems, or indirectly through organizations which are participants in such systems. Investors may hold beneficial interests in the Certificates in minimum denominations representing Certificate principal balances of $1,000 and in multiples of $1 in excess of $1,000. Except under limited circumstances, no person acquiring a book-entry Certificate will be entitled to receive a physical Certificate representing such Certificate. Unless and until physical Certificates are issued, it is anticipated that the only "Certificateholder" of the offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the DTC system.

          Neither the Sponsor, the Seller, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Assignment of Mortgage Loans

          On _____, 200_, the "Closing Date," the Sponsor will transfer to the Trust all of its right, title and interest in and to each mortgage loan, the Mortgage Notes, mortgages and other documents (collectively, the "Related Documents"), including all payments received on or with respect to each mortgage loan on or after the applicable Cut-Off Date, but not including interest payments due prior to the Cut-Off Date. The Trustee, concurrently with this transfer, will deliver the Certificates to the Sponsor. Each mortgage loan transferred to the Trust will be identified on a mortgage loan schedule delivered to the Trustee pursuant to the Pooling and Servicing Agreement. The mortgage loan schedule will include information about the principal balance of each mortgage loan as of the Cut-Off Date, its loan rate as well as other information.

          Within 90 days of the Closing Date, the Trustee will review the mortgage loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any mortgage loan or Related Document is found to be defective in any material respect and that defect is not cured within 90 days following notification of the defect to the Sponsor, the Sponsor will be obligated to either replace the defective mortgage loan with an Eligible Substitute Mortgage Loan or to repurchase the defective mortgage loan. A substitution is permitted only within two years of the

Closing Date and may not be made unless an opinion of counsel is provided stating that such substitution will not disqualify the Trust as a real estate mortgage investment conduit ("REMIC") or result in a prohibited transaction tax under the Internal Revenue Code of 1986, as amended (the "Code"). The Sponsor may purchase the defective mortgage loan at a price equal to the outstanding principal balance of that mortgage loan as of the date of purchase, plus all accrued and unpaid interest on the defective mortgage loan, computed at the loan rate, net of the servicing fee (if the Seller is the Servicer), plus the amount of any unreimbursed servicing advances made by the Servicer. The purchase price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after the substitutions or repurchase obligation arises. The "Determination Date" is the [_____] day of each month. The obligation of the Sponsor to repurchase or substitute a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and Related Documents available to the Trustee or the Certificateholders.

          In connection with the substitution of an Eligible Substitute Mortgage Loan, the Sponsor will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after the substitution or repurchase obligation arises an amount (the "Substitution Adjustment") equal to the excess of the principal balance of the related defective mortgage loan over the principal balance of the Eligible Substitute Mortgage Loan.

          An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Sponsor for a defective mortgage loan which must, on the date of the substitution:

o have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance), equal to or less than the principal balance of the defective mortgage loan;

o have a loan rate not less than the loan rate of the defective mortgage loan and not more than ___% in excess of the loan rate of a defective mortgage loan;

o have a mortgage of the same or higher level of priority as the defective mortgage loan at the time substitution;

o have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the defective mortgage loan;

o comply with each representation and warranty set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution);

o have an original loan-to-value ratio not greater than that of the defective mortgage loan;

o be of the same type of mortgaged property as the defective mortgage loan or a detached single family residence.

          More than one Eligible Substitute Mortgage Loan may be substituted for a defective mortgage loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Insurer.

          The Sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each mortgage loan (e.g., Cut-Off Date principal balance and the loan rate). In addition, the Sponsor will represent and warrant, on the Closing Date, that, among other things:

o at the time of transfer to the Trust, the Sponsor has transferred or assigned all of its right, title and interest in each mortgage loan and the Related Documents, free of any lien; and

o each mortgage loan complied, at the time of origination, in all material respects with applicable state and federal laws.

          Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the Trust, the Certificateholders or the Insurer in the related mortgage loan and Related Documents, the Seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the Sponsor will be obligated to substitute an Eligible Substitute Mortgage Loan for the defective mortgage loan or to purchase the defective mortgage loan from the Trust. The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation will apply to the substitution or purchase of a defective mortgage loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders or the Insurer.

          Pursuant to the Pooling and Servicing Agreement, the Servicer will service and administer the mortgage loans as set forth above.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

          The Servicer shall establish and maintain in the name of the Trustee a separate "Collection Account" for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the servicing fee), the Servicer will deposit these amounts in the Collection Account. Amounts deposited may be invested in Eligible Investments maturing no later than two business days prior to the next succeeding date on which amounts on deposit in the Collection Amount are required to be deposited in the Distribution Account.

          The Trustee will establish a "Distribution Account" into which amounts withdrawn from the Collection Account for distribution to Certificateholders on a Payment Date will be deposited. The Distribution Account will be an Eligible Account. Amounts on deposited in the Distribution Account may be invested in Eligible Investments maturing on or before the business day prior to the related Payment Date.

          An "Eligible Account" is an account that is maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the rating agencies, and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by S&P, otherwise acceptable to each rating agency and the Insurer as evidenced by a letter from each rating agency and the Insurer to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.

          Eligible Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the rating agencies from time to time as being consistent with their then current ratings of the Certificates. "Eligible Investments" are limited to:

o direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States; provided that such obligations are backed by the full faith and credit of the United States;

o repurchase agreements on obligations specified in the prior clause maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each rating agency in its highest short-term rating category;

o certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a rating agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities; provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of the rating agencies in its highest unsecured short-term debt rating category;

o commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the rating agencies in their highest short-term rating categories;

o short term investment funds sponsored by any trust company or bank incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the rating agencies in their respective highest rating category of long term unsecured debt;

o interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time that the interest is held in such fund has the rating specified by each rating agency; and

o other obligations or securities that are acceptable to each rating agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such rating agency and with respect to which the Sponsor has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument described hereunder shall evidence either the right to receive only interest with respect to the obligations underlying such installment or

o both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and

o provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

Advances

          Not later than two business days prior to each Payment Date, the Servicer will remit to the Trustee for deposit in the Distribution Account an amount to be distributed on that Payment Date, equal to the sum of the interest accrued and principal due on each mortgage loan through the related due date but not received by the Servicer as of the close of business on the last day of the related Due Period (net of the servicing fee) (the "Monthly Advance"). Such obligation of the Servicer continues with respect to each mortgage loan until a mortgage loan becomes a liquidated mortgage loan.

          In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of:

o    the preservation, restoration and protection of the Mortgaged Properties,

o    any enforcement or judicial proceedings, including foreclosures, and

o the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage.

          Each such expenditure will constitute a "Servicing Advance."

          The Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related mortgage loan, including liquidation proceeds, insurance proceeds and other amounts as may be collected by the Servicer from the related mortgagor or that relate to these unreimbursed amounts. The Servicer's right to reimbursement for Monthly Advances shall be limited to late collections of interest on any mortgage loan and to liquidation proceeds and insurance proceeds on the related mortgage loan. The Servicer's right to these reimbursements is prior to the rights of Certificateholders.

          If in the good faith judgment and sole discretion of the Servicer it determines that an advance will not be ultimately recoverable from the related mortgagor or other collections from that mortgage, the Servicer will not be required to make an advance for that Mortgage Loan. If the Servicer determines that an advance will not be recoverable from the related mortgagor or the other collections from the mortgage then the Servicer may be reimbursed from other amounts on deposit in the Collection Account.

Payment Dates

          On each "Payment Date", which is the [15th] day of each month, or if such day is not a business day, then the next business day, commencing in _____, 200_, the holders of the offered Certificates will be entitled to receive, from amounts then on deposit in the Distribution Account, to the extent of funds available therefor in accordance with the priorities and in the amounts described in this Prospectus Supplement under "Priority of Distributions," an aggregate amount equal to the sum of (a) the Class Interest Distribution for each class of offered Certificates and (b) the Class A Principal Distribution. Distributions will be made (1) in immediately available funds to holders of offered Certificates, the aggregate principal balance of which is at least $1,000,000, by wire transfer or to the account of such Certificateholder at a domestic bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee in accordance with the Pooling and Servicing Agreement, or (2) by check mailed to the address of the person as it appears on the Certificate register maintained by the Trustee as Certificate registrar.

Deposits to the Distribution Account

          No later than one business day prior to each Payment Date, the following amounts for the previous Due Period shall be deposited into the Distribution Account and shall constitute the "Available Funds" for that Payment
Date:

o payments of principal and interest on the mortgage loans (net of amounts representing the servicing fee with respect to each mortgage loan and reimbursement for related Monthly Advances and Servicing Advances);

o net liquidation proceeds and insurance proceeds with respect to the mortgage loans (net of amounts applied to the restoration or repair of a mortgaged property);

o the purchase price for repurchased defective mortgage loans and any related Substitution Adjustment amounts;

o    payments from the Servicer in connection with:

o    Monthly Advances,

o    Prepayment Interest Shortfalls,

o the termination of the Trust as provided in the Pooling and Servicing Agreement; and

o    any amounts paid under the Policy.

Priority of Distributions

               On each Payment Date the Trustee shall withdraw from the Distribution Account the Available Funds and make distributions as described below and to the extent of Available Funds in the following order of priority:

               (1)  to the Trustee, the trustee fee for that Payment Date;

               (2) to holders of each class of Class A Certificates, an amount equal to the related Class Interest Distribution for that Payment Date;

               (3) sequentially, to the Class A-1 and the Class A-2 Certificateholders, in that order, until the respective Class A principal balance of each of these classes is reduced to zero, the related Class A Principal Distribution (other than the portion constituting the Distributable Excess Spread) for such Payment Date; provided, however, that after the occurrence and continuance of an Insurer Default, this portion of the Class A Principal Distribution will be distributed pro rata to the holders of these Certificates based on the respective Class A principal balances;

               (4) to the Insurer, the amount owing to the Insurer under the Insurance Agreement for the premium;

               (5) sequentially, to the Class A-1 and Class A-2 Certificateholders, in that order, until the respective Class A principal balance of each of these classes is reduced to zero, the related Distributable Excess Spread for such Payment Date; provided, however, that after the occurrence and continuance of an Insurer Default, the Distributable Excess Spread will be distributed pro rata to the holders of these Certificates based on the respective Class A principal balances.

               (6) to the Servicer, the amount of any accrued and unpaid servicing fee;

               (7) to the Insurer, amounts owing to the Insurer for reimbursement for prior draws made on the Policy;

               (8) to the Servicer, the amount of Nonrecoverable Advances not previously reimbursed;

               (9) to the Insurer, any other amounts owing to the Insurer under the Insurance Agreement; and

               (10) to the Class R Certificateholders, the balance.

The Certificate Rate

          The "Certificate Rate" for any Interest Accrual Period with respect to the Class A-1 Certificates will be [____]% per annum, and the Certificate Rate for any Interest Accrual Period with respect to the Class A-2 Certificates will be [____]% per annum. "Interest Accrual Period" means the period from the first day of the calendar month preceding the month of that Payment Date through the last day of that calendar month.

          Interest will accrue on the Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Interest

          On each Payment Date, if there are sufficient funds available, the Class Interest Distribution will be distributed for each class of Class A Certificates. The "Class Interest Distribution" is equal to the sum of (a) one month's interest at the Certificate Rate on the related Class A principal balance immediately prior to that Payment Date (the "Class Monthly Interest Distributable Amount") and (b) any Class Interest Carryover Shortfall for such Class of Class A Certificates for that Payment Date. As to any Payment Date and class of Class A Certificates, the "Class Interest Carryover Shortfall" is the sum of (x) the excess of the related Class Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Payment Date, over the amount in respect of interest that is actually distributed to that class on the prior Payment Date plus (y) one month's interest on the excess, to the extent permitted by law, at the related Certificate Rate. The interest entitlement described in (a) above will be reduced by such class' pro rata share of Relief Act interest shortfalls, if any, for that Payment Date. Relief Act interest shortfalls will not be covered by payments under the Policy.

          On each Payment Date, the Class Interest Distribution for each class of Class A Certificates will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest to each class will be allocated between the classes pro rata based on the amount each class would have been distributed in the absence of such shortfall.

Principal

          On each Payment Date, if there are sufficient funds available in accordance with the priorities described in this Prospectus Supplement under "Priority of Distributions," principal will be distributed to the holders of Class A Certificates then entitled to distributions of principal in an amount equal to the lesser of (A) the related Aggregate Class A Principal Balance and
(B) the related Class A Principal Distribution for such Payment Date. "Class A Principal Distribution" means the sum of the related Class A Monthly Principal Distributable Amount for a Payment Date and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding Payment Date.

          "Class A Monthly Principal Distributable Amount" means, to the extent that funds are available, the amount equal to the sum of the following amounts, without duplication, for the immediately preceding Due Period:

o each payment of principal on a mortgage loan received by the Servicer during the Due Period, including all full and partial principal prepayments,

o the principal balance as of the end of the immediately preceding Due Period of each mortgage loan that became a liquidated mortgage loan for the first time during that Due Period,

o the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to that Due Period,


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


o any Substitution Adjustment amounts received on or prior to the previous Determination Date and not yet distributed, and

o the portion of Excess Spread, if any, required to be distributed on such Payment Date to satisfy the required level of overcollateralization for such Payment Date (the "Distributable Excess Spread") but not greater than 100%.

          "Class A Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Payment Date and any outstanding Class A Principal Carryover Shortfall on the preceding Payment Date over the amount in respect of principal that is actually distributed to the Class A Certificateholders on the preceding Payment Date.

          If the required level of overcollateralization is reduced below the then existing amount of overcollateralization or if the required level of overcollateralization is satisfied, the amount of the related Class A Monthly Principal Distributable Amount on the following Payment Date will be correspondingly reduced by the amount of the reduction in overcollateralization and by any additional amount necessary so that the resulting level of overcollateralization will not exceed the required level of overcollateralization after giving effect to the principal distribution to be made on that Payment Date.

          The application of Distributable Excess Spread is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the mortgage loans. If the amount of losses in a particular Due Period exceeds the amount of the related Excess Spread for the related Payment Date, the amount distributed in respect of principal will be reduced. A draw on the Policy for the payment of principal will not be made until the Class A principal balance exceeds the pool balance. See "The Policy" in this Prospectus Supplement for additional information. Accordingly, there may be Payment Dates on which Class A Certificateholders receive little or no principal distribution.

          So long as an Insurer Default has not occurred and is continuing, distributions of the Class A Principal Distribution with respect to the offered Certificates will be applied, sequentially, so that no class of offered Certificates having a higher numerical designation is entitled to distributions of principal until each class of Certificates having a lower numerical designation has been reduced to zero. If on any Payment Date, an Insurer Default has occurred and is continuing, the Class A Principal Distribution for the offered Certificates will be applied to the distribution of principal of each class outstanding on a pro rata basis in accordance with the Class A principal balance of each class.

          On each Payment Date following an Insurer Default, net losses realized on liquidated mortgage loans (if the net losses realized are not covered by Available Funds) will reduce the amount of any overcollateralization.

          "Due Period" means, with respect to any Determination Date or Payment Date, the calendar month immediately preceding that Determination Date or Payment Date.

          A "Liquidated Mortgage Loan", for any Payment Date, is a mortgage loan for which the Servicer has determined that all liquidation proceeds it expects to recover with respect to such mortgage loan (including disposition of the related REO Property) have been recovered. This determination shall be in accordance with the servicing procedures in the Pooling and Servicing Agreement and shall be made at the end of the preceding Due Period.

          "Excess Spread" means, with respect to any Payment Date, the positive excess, if any, of (A) Available Funds for such Payment Date over (B) the amount required to be distributed pursuant to subclause items (1) through (4) (in each case set forth in this Prospectus Supplement under "Description of the Certificates-Priority of Distributions") on the Payment Date.

          An Insurer Default will occur in the event the Insurer fails to make a payment required under the Policy or if certain events of bankruptcy or insolvency occur with respect to the Insurer.

The Policy

          The following information has been supplied by the Insurer for inclusion in this Prospectus Supplement. Accordingly, neither the Sponsor nor the Servicer makes any representation as to the accuracy and completeness of such information.

          [Information to be provided by the Insurer.]

Overcollateralization

          The credit enhancement provisions of the Trust result in a limited acceleration of the Class A Certificates relative to the amortization of the mortgage loans in the early months of the transaction. The accelerated amortization is achieved by the application of Distributable Excess Spread to principal distributions on the Class A Certificates. This acceleration feature creates "overcollateralization" (i.e., the excess of the pool balance over the related Aggregate Class A Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease, until necessary to maintain the required level of overcollateralization.

          The Pooling and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time. Any decrease in the required level of overcollateralization will occur only at the sole discretion of the Insurer. This decrease will have the effect of reducing the amortization of the Class A Certificates below what it otherwise would have been.

Pre-Funding Account

          On the Closing Date, [$_____] will be deposited in a pre-funding account. The pre-funding account shall be part of the Trust and will be used to acquire additional mortgage loans in accordance with the Pooling and Servicing Agreement. The funding period will begin on the Closing Date and terminate on _____, 200_. Any funds remaining at the end of the funding period will be distributed to holders of the classes of Certificates entitled to receive principal on the Payment Date in _____, 200_, in reduction of the related Certificate principal balances. This will result in a partial principal prepayment of the related Certificates on that date. Amounts on deposit in the pre-funding account will be invested in Permitted Investments. All interest and any other investment earnings on amounts on deposit in the pre-funding account will be deposited in the capitalized interest account. The pre-funding account shall not be an asset of the REMIC. All reinvestment earnings on the pre-funding account shall be owned by, and be taxable to, the Seller.

Capitalized Interest Account

          On the Closing Date, a portion of the proceeds from the sale of the Certificates will be deposited in a capitalized interest account. The capitalized interest account shall be maintained with and in the name of the Trustee on behalf of the Trust a portion of the proceeds of the sale of the Certificates. The amount deposited therein will be used by the Trustee on the Payment Dates in _____, 200_, _____, 200_ and _____, 200_ to cover shortfalls in interest on the Certificates that may arise as a result of interest shortfalls on the Certificates during the funding period. Any amounts remaining in the capitalized interest account at the end of the funding period which are not needed to cover shortfalls on the Payment Date in _____, 200_ are required to be paid directly to the Seller. The capitalized interest account shall not be an asset of the REMIC. All reinvestment earnings on the capitalized interest account shall be owned by, and be taxable to, the Seller.

Reports to Certificateholders

          Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement (based solely on information received from the Servicer) setting forth, among other items, with respect to each Payment Date:

               (1) the aggregate amount of the distribution to each class of Certificateholders on such Payment Date;

               (2) the amount of distribution set forth in clause (1) above in respect of interest and any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

               (3) the amount of distribution set forth in clause (1) above in respect of principal and the Class A Principal Carryover Shortfall, and any remaining Class A Principal Carryover Shortfall;

               (4) the amount of Excess Spread and the amount applied as to a distribution on the Certificates;

               (5) the Guaranteed Principal Amount, if any, for such Payment
          Date;

               (6) the amount paid under the Policy for such Payment Date in respect of the Class Interest Distribution to each class of Certificates;

               (7) the servicing fee;

               (8) the pool balance, as of the close of business on the last day of the preceding Due Period;

               (9) the Aggregate Class A Principal Balance after giving effect to payments allocated to principal above;

               (10) the amount of overcollateralization as of the close of business on the Payment Date, after giving effect to distributions of principal on that Payment Date;

               (11) the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

               (12) the book value of any real estate which is acquired by the Trust through foreclosure or by deed in lieu of foreclosure;

               (13) the aggregate amount of prepayments received on the mortgage loans during the previous Due Period; and

               (14) the weighted average loan rate on the mortgage loans as of the first day of the month prior to the Payment Date.

          In the case of information furnished pursuant to clauses (2) and (3) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

          Within 60 days after the end of each calendar year, the Trustee will forward to each person who was a Certificateholder during the prior calendar year, if requested in writing by such person, a statement containing the information set forth in clauses (2) and (3) above, aggregated for such calendar year.

Last Scheduled Payment Date

          The last scheduled Payment Date for each class of offered Certificates is as follows: Class A-1 Certificates, _____, 200_; and Class A-2 Certificates, _____, 200_. It is expected that the actual last Payment Date for each class of offered Certificates will occur significantly earlier than the last scheduled Payment Dates. See "Prepayment and Yield Considerations" in this Prospectus Supplement for additional information.

          Such last scheduled Payment Dates are based on a [___]% prepayment assumption with no payments of Distributable Excess Spread and the assumptions set forth in this Prospectus Supplement under "Prepayment and Yield Considerations--Weighted Average Lives."

            Certain Provisions of the Pooling and Servicing Agreement

Collection and Other Servicing Procedures on Mortgage Loans

          The Servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the Pooling and Servicing Agreement, follow such collection procedures as it follows from time to time with respect to the loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

          With respect to the mortgage loans, the Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period; provided that any such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services.

Hazard Insurance

          The Servicer will cause to be maintained for each mortgage loan and each property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of

o the outstanding principal balance on the mortgage loan and any related senior lien(s), and

o    the maximum insurable value of the improvements securing the mortgage loan.

          Generally, if the mortgaged property is located in a federally designated flood area, the hazard insurance to be maintained for the mortgage loan shall include flood insurance in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. Any amounts collected by the Servicer under any such policies will be deposited in the Collection Account, net of certain amounts as indicated in the Pooling and Servicing Agreement. The Servicer shall be under no obligation to require that any mortgagor maintain earthquake or other additional insurance; and shall be under no obligation itself to maintain any such additional insurance on property acquired, other than pursuant to applicable laws and regulations. If the Servicer obtains and maintains a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the mortgage loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations. If there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Collection Account the amount not otherwise payable under the blanket policy because of any deductible clause.

          We refer you to "The Agreements--Hazard Insurance" in the Prospectus for further information.

Realization upon Defaulted Mortgage Loans

          The Servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing such of the mortgage loans as come into default when, in accordance with applicable servicing procedures under the Pooling and Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities; provided that the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase net liquidation proceeds. The Servicer will be reimbursed out of liquidation proceeds for the related Mortgage Loan for advances of its own funds as liquidation expenses before any net liquidation proceeds are distributed to the Certificateholders. Net liquidation proceeds with respect to any Mortgage shall in no event be less than zero.

Servicing Compensation and Payment of Expenses

          With respect to each Due Period, the Servicer will receive from interest collections in respect of the mortgage loans a portion of such interest collections as a monthly servicing fee in the amount equal to [___]% per annum, or the servicing fee rate, on the aggregate principal balances of the mortgage loans as of the first day of the related Due Period. All assumption fees, subordination fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

          The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, such right of reimbursement being prior to the rights of Certificateholders to receive any related Net Liquidation Proceeds with respect to the related Mortgage Loans.

Evidence as to Compliance

          The Pooling and Servicing Agreement provides for delivery on or before [Date] of each year, beginning on [Date], to the Trustee and the Insurer of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Pooling and Servicing Agreement throughout the preceding fiscal year, except as specified in such statement.

          On or before [Date] of each year, beginning [Date], the Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Sponsor) to the Trustee, the Insurer and the rating agencies to the effect that such firm has examined certain documents and the records relating to servicing of the mortgage loans under the Pooling and Servicing Agreement and that, on the basis of such examination, such firm believes that such servicing was conducted in compliance with the Pooling and Servicing Agreement except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such report.

Certain Matters Regarding the Sponsor and Servicer

          The Pooling and Servicing Agreement provides that the Servicer may not resign from its obligations and duties thereunder:

o unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its subsidiaries or affiliates; or

o    upon the satisfaction of the following conditions:

o the Servicer has proposed a successor servicer to the Trustee and the Insurer in writing and such proposed successor servicer is reasonably acceptable to the Trustee and the Insurer; and

o the rating agencies have confirmed to the Trustee and the Insurer that the appointment of such proposed successor servicer as the servicer will not result in the reduction or withdrawal of the then current rating of the Certificates.

          No such resignation will become effective until the Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Pooling and Servicing Agreement.

          The Servicer may perform any of its duties and obligations under the Pooling and Servicing Agreement through one or more subservicers or delegates, which may be affiliates of the Servicer. Notwithstanding any such arrangement, the Servicer will remain liable and obligated to the Trustee, the Insurer and the Certificateholders for the Servicer's duties and obligations under the Pooling and Servicing Agreement, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations.

          Under the Pooling and Servicing Agreement, the Sponsor will indemnify an injured party for the entire amount of any losses, claims, damages or liabilities arising out of or based on the Pooling and Servicing Agreement (other than losses resulting from defaults under the mortgage loans). The Pooling and Servicing Agreement provides that neither the Sponsor nor the Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificateholders, the Insurer or any other person for any action taken or for refraining from taking any action pursuant to the Pooling and Servicing Agreement. However, neither the Sponsor nor the Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the Sponsor or the Servicer in the performance of its duties under the Pooling and Servicing Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Pooling and Servicing Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Pooling and Servicing Agreement and which in its opinion may expose it to any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders and the Insurer thereunder.

          Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in the Pooling and Servicing Agreement to the contrary notwithstanding; provided, that if such merger, conversion or consolidation occurs without the prior consent of the Insurer, such merger, conversion or consolidation may give rise to an Event of Servicing Termination.

Events of Servicing Termination

"Events of Servicing Termination" will consist of:

          (1) any failure by the Servicer to deposit in the Collection Account any deposit required to be made under the Pooling and Servicing Agreement or to make any payment required to be made under the Insurance Agreement, which failure continues unremedied either
               (A) for two business days after written notice is given of that failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Insurer or Class A Certificateholders evidencing an aggregate of at least 25% of the voting rights or
               (B) until the business day immediately preceding the next Payment Date, whichever is sooner;

          (2) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement which, in each case, materially and adversely affects the interests of the Class A Certificateholders or the Insurer and continues unremedied for 60 days after the written notice is given of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Insurer or Class A Certificateholders evidencing an aggregate of at least 25% of the voting rights;

          (3) any "Insolvency Event", which includes certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations;

          (4) any failure by the Servicer to obtain the prior written consent of the Insurer prior to the merger or consolidation of the Servicer with, or the acquisition of the Servicer by, any entity such that it is no longer a 100% wholly owned subsidiary of North Fork Bancorporation; or

          (5) the occurrence of certain other Events of Servicing Termination set forth in the Pooling and Servicing Agreement.

          Under certain other circumstances, the Insurer may deliver written notice to the Servicer terminating all the rights and obligations of the Servicer under the Pooling and Servicing Agreement.

          Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (1) above for a period of either (A) five business days or (B) until the business day immediately preceding the next Payment Date, whichever is sooner, or referred to under clause (2) above for a period of 60 days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and the delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event, the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Pooling and Servicing Agreement and the Servicer shall provide the Trustee, the Sponsor, the Insurer and the

Class A Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights upon an Event of Servicing Termination

          So long as an Event of Servicing Termination remains unremedied, either (1) the Trustee, with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), or Class A Certificateholders evidencing an aggregate of at least 51% of the voting rights, in each case with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), or (2) the Insurer (so long as no Insurer Default has occurred and is continuing), may terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement and in and to the mortgage loans. In these circumstances, the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Pooling and Servicing Agreement. The appointed servicer must have a net worth of at least [$_____] and must be acceptable to the Insurer to act as successor to the Servicer under the Pooling and Servicing Agreement. Pending such appointment, the Trustee will be obligated to act as servicer unless prohibited by law. The successor will be entitled to receive the same compensation that the Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A receiver or conservator for the Servicer may be empowered to prevent the termination and replacement of the Servicer if the only Event of Servicing Termination that has occurred is an Insolvency Event.

Termination and Amortization Events

          A "Termination and Amortization Event," with respect to each class of Class A Certificates, refers to any of the following events:

               (1) failure on the part of the Trust, the Company, the Sponsor or the Servicer (A) to make a payment or deposit required under the Pooling and Servicing Agreement or the Insurance Agreement, dated as of _____, 200_, among the Insurer, the Trust, the Servicer, the Seller, the Sponsor and the Trustee (the "Insurance Agreement"), within two business days after notification that such payment or deposit is required to be made or (B) to observe or perform in any material respect any other covenants or agreements of the Trust, the Company, the Sponsor or the Servicer set forth in the Pooling and Servicing Agreement or the Insurance Agreement, which failure continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Trust, the Company, the Sponsor or the Servicer, as the case may be;

               (2) any representation or warranty made by the Trust, the Company, the Servicer or the Sponsor in the Pooling and Servicing Agreement or the Insurance Agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice, and as a result of which the interests of the Certificateholders or the Insurer are materially and adversely affected; provided, however, that with respect to any such representation or warranty made with respect to any Mortgage Loan or Mortgage Loans in the related pool, a Termination and Amortization Event shall not be deemed to occur if the Company, the Servicer or the Sponsor has purchased such Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days with the consent of the Trustee and the Insurer);

               (3) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the Sponsor, the Company or the Trust;

               (4) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

               (5) a draw is made under the Policy;

               (6) an Event of Servicing Termination has occurred;

               (7) a default in the payment of any deferred interest on the related class of Class A Certificates on the final maturity date; or

               (8) a default in the payment of any interest, principal or any installment of principal on the related class of Class A Certificates when the same becomes due and payable, and such default continues for a period of five business days.

          The occurrence of a Termination and Amortization Event with respect to a class of Class A Certificates will not cause the occurrence of a Termination and Amortization Event with respect to the other classes of Class A Certificates unless the same event or circumstance is a Termination and Amortization Event with respect to all classes.

          In the case of any event described in clauses (1) through (5) above, a Termination and Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in the Pooling and Servicing Agreement, any of the Trustee or holders of Class A Certificates evidencing more than 50% of the outstanding principal balance of the Class A-1 Certificates or the Class A-2 Certificates, as applicable, with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing), by written notice to the Trust, the Insurer, the Sponsor, and the Servicer (and to the Trustee, if given by the Certificateholders or the Insurer) declare that a Termination and Amortization Event has occurred as of the date of such notice. Following the occurrence of a Termination and Amortization Event described in clauses (1) through (5), the Insurer (so long as no Insurer Default has occurred and is continuing) shall have the right to direct the Trustee to sell, dispose of or otherwise liquidate the trust property in a commercially reasonable manner and on commercially reasonable terms. If the Insurer has directed such sale, the Policy will cover any amounts by which such remaining net proceeds are insufficient to pay the principal balance of the related Certificates, together with all accrued and unpaid interest thereon. So long as no Event of Servicing Termination has occurred and is continuing, any such sale, disposal or liquidation will be "servicing retained" by the Servicer. The net proceeds of such sale will be paid (A) first, to the holders of the Class A Certificates insofar as may be necessary to reduce the principal balance of the Class A Certificates, together with all accrued and unpaid interest due thereon, to zero, (B) second, to reimburse the Insurer to the extent of unreimbursed draws under the Policy and other amounts owing to the Insurer, and (C) third, to the residual certificateholder. If the Insurer has directed the Trustee to undertake such sale or liquidation, the Policy will cover any amount by which such remaining net proceeds are insufficient to pay the related principal balance in full, together with all accrued and unpaid interest due thereon.

          In addition to the consequences of a Termination and Amortization Event discussed above, if the Sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Sponsor, on the day of any such filing or appointment no further additional balances will be transferred to the Trust, and the Sponsor will promptly give notice to the Trustee and the Insurer of any such filing or appointment. Within 15 days, the Trustee will send a notice of the occurrence of such event to the Certificateholders.

          Upon the occurrence of a Termination and Amortization Event, the Sponsor shall no longer receive any principal funds upon the transfer of additional balances to the Trust, whether in respect of Additional Balance Contributed Amounts or otherwise.

          An "Insurer Default" shall mean the occurrence of any of (A) the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof, (B) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the Insurer or (C) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer.

Amendment of Pooling and Servicing Agreement

          The Pooling and Servicing Agreement may be amended from time to time by the Sponsor, the Servicer and the Trustee and with the consent of the Insurer, but without the consent of the Class A Certificateholders, to clarify any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Pooling and Servicing Agreement, to add to the duties of the Sponsor or the Servicer or to add or amend any provisions of the Pooling and Servicing Agreement as required by the rating agencies in order to maintain or improve any rating of the Class A Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Sponsor, the Trustee nor the Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or the Policy which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement or to comply with any requirement imposed by the Code; provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder or the Insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Class A Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the rating agencies stating that such amendment would not result in a downgrading of the then current rating of the Class A Certificates, without regard to the Policy. The Pooling and Servicing Agreement may also be amended from time to time by the Sponsor, the Servicer, the Insurer and the Trustee, with the consent of Class A Certificateholders evidencing an aggregate of at least 51% of the voting rights, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Class A Certificateholders; provided that no such amendment will:

o reduce in any manner the amount of, or delay the timing of, collections of payments on the Class A Certificates or distributions or payments under the Policy which are required to be made on any Class A Certificate without the consent of the holder of such Class A Certificate;

o reduce the percentage required to consent to any such amendment, without the consent of the holders of all Class A Certificates then outstanding; or

o    adversely affect in any material respect the interest of the Insurer.

Termination; Purchase of Mortgage Loans

          The Trust will terminate on the Payment Date following the later of
(A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (1) the Payment Date on which the Aggregate Class A Principal Balance has been reduced to zero, (2) the final payment or other liquidation of the last mortgage loan in the Trust, (3) the optional purchase by the Servicer of the mortgage loans, and (4) the Payment Date in [_____] on which date the Policy will be available to pay the outstanding principal balance of the Class A Certificates.

          Subject to provisions in the Pooling and Servicing Agreement regarding a plan of complete liquidation, the Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the pool balance is less than 5% of the sum of the Cut-Off Date pool balance by purchasing, on the next succeeding Payment Date, all of the outstanding mortgage loans at a price equal to the sum of the outstanding pool balance (subject to reduction as provided in the Pooling and Servicing Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and that appraised value is less than the principal balance of the mortgage loan) and accrued and unpaid interest thereon at the weighted average of the loan rates through the end of the Due Period preceding the final Payment Date together with all amounts due and owing to the Insurer.

          The purchase shall be accomplished by deposit into the Distribution Account of the purchase price specified above.

Voting Rights

          Under the Pooling and Servicing Agreement, the voting rights ("Voting Rights") will be allocated to the Class A Certificates among the classes in proportion to their respective Class principal balances. Voting Rights allocated to a class of Certificates will be further allocated among the Certificates of that class on the basis of their respective percentage interests. So long as no Insurer Default is continuing, the Insurer will be entitled to exercise the voting rights of the Class A Certificates.

The Trustee

          [Trustee] (the "Trustee"), has been named Trustee pursuant to the Pooling and Servicing Agreement.

          The Trustee may have normal banking relationships with the Sponsor and the Servicer.

                                 Use of Proceeds

          The net proceeds to be received from the sale of the Certificates will be applied by the Sponsor towards the purchase of the mortgage loans.

                    Material Federal Income Tax Consequences

          Investors may wish to review the material set forth in this section together with the information in the section "Material Federal Income Tax Consequences" in the Prospectus.

          The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the Certificates and of Supplemental Interest Amounts is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion in this Prospectus Supplement and in the Prospectus does not purport to deal with all federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. Potential investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Supplemental Interest Amounts and the Class A Certificates. References to the "Code" and "section" in this section and in the "ERISA Considerations" section of this Prospectus Supplement are references to the Internal Revenue Code.

REMIC Elections

          The Trustee will cause one or more REMIC elections to be made with respect to specified assets of the Trust for federal income tax purposes. Dewey Ballantine LLP, special tax counsel, will deliver its opinion that for federal income tax purposes, assuming (i) the REMIC elections are timely made and (ii) compliance with the Pooling and Servicing Agreement, the Trust will be treated as a REMIC for federal income tax purposes. Each of the Class A Certificates will be a "regular interest" in a REMIC.

          For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of Class A Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to the Class A Certificates under an accrual method. It is anticipated that the Class A Certificates will not have any original issue discount ("OID") other than possibly OID within a de minimus exception and that accordingly the provisions of sections 1271 through 1273 and 1275 of the

Code generally will not apply to the Class A Certificates. OID will be considered de minimus if it is less than 0.25% of the principal amount of a Class A Certificate multiplied by its expected weighted average life. Because regulations regarding the accrual of income on prepayable debt instruments such as the Class A Certificates have not yet been issued by the Internal Revenue Service (the "IRS"), the proper treatment regarding possible OID and the accrual of income on the Class A Certificates is not clear. The prepayment assumption that will be used for the purposes of computing OID, if any, for federal income tax purposes, on the Class A Certificates is 100% of the "prepayment assumption."

          No representation is made that any of the mortgage loans will prepay at these rates or any other rate. A subsequent purchaser who buys a Class A Certificate for less than its principal amount may be subject to the "market discount" rules of the Code. A subsequent purchaser who buys a Class A Certificate for more than its principal amount may also be subject to the "market premium" rules of the Code. See "Material Federal Income Tax Consequences - Discount and Premium" in the accompanying Prospectus and "Prepayment and Yield Considerations--Projected Prepayments and Yields for Class A Certificates" in this Prospectus Supplement for additional information.

Special Tax Attributes

          The Class A Certificates possess special tax attributes by virtue of the REMIC provisions of the Code. See "Material Federal Income Tax Consequences--REMIC Securities--Special Tax Attributes" in the Prospectus for additional information.

Supplemental Interest Amounts

          The owners of the Class A-[_] Certificates and the rights to receive "Supplemental Interest Amounts" will be treated for tax purposes as owning two separate investments: (i) the Class A-[_] Certificates without the right to receive Supplemental Interest Amounts and (ii) the right to receive the Supplemental Interest Amounts. The owners of the Class A-[_] Certificates must allocate the purchase price of their Certificates between these two investments based on their relative fair market values. The purchase price allocated to the first investment will be the issue price of the Class A-[_] Certificates for calculating accruals of OID. See "Material Federal Income Tax Consequences--Discount and Premium" in the Prospectus for additional information.

          The proper federal income tax treatment of the Supplemental Interest Amounts is not clear and tax counsel cannot make a reliable estimation of the degree of uncertainty of treatment among several possible treatments and unknown other treatments that the IRS may apply to the Supplemental Interest Amounts. Tax counsel believes that a likely treatment of the Supplemental Interest Amounts is as a notional principal contract. The Trust intends to treat the Supplemental Interest Amounts for federal income tax purposes as a notional principal contract. Treasury Regulations under section 446 of the Code relating to notional principal contracts provide that taxpayers, regardless of their method of accounting, generally must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. Assuming treatment as a notional principal contract, any Supplemental Interest Amounts will be periodic payments. Income with respect to periodic payments under a notional principal contract for a taxable year should constitute ordinary income. The purchase price allocated to the right to receive the Supplemental Interest Amounts will be treated as a nonperiodic payment under these regulations. This nonperiodic payment may be amortized using several methods, including the level payment method described in these regulations.

          Alternative federal income tax characterization of the Supplemental Interest Amounts is possible, including treatment of the Supplemental Interest Amounts as indebtedness or an interest in a partnership. The amount, timing and character of the income and deductions for an owner of Supplemental Interest Amounts would differ if the Supplemental Interest Amounts were held to constitute indebtedness or an interest in a partnership, but for most investors in most circumstances, those differences would not be material. Because the Trust will treat the Supplemental Interest Amounts as a notional principal contract, the Servicer will not attempt to satisfy the tax reporting requirements that would apply under these alternative characterizations of the Supplemental Interest Amounts. Investors that are foreign persons, however, may wish to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the Supplemental Interest Amounts.

          The right to receive the Supplemental Interest Amounts will not constitute: a "real estate asset" within the meaning of section 856(c)(5)(B) of the Code if held by a real estate investment trust; a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code or a "permitted investment" within the meaning of section 860G(a)(5) of the Code if held by a REMIC; or assets described in section 7701(a)(19)(C)(xi) if held by a thrift. Moreover, other special rules may apply to some categories of investors, including dealers in securities and dealers in notional principal contracts.

          If the Servicer, acting directly or through a permitted designee, exercises its right to an optional termination, the Supplemental Interest Amount might not be paid in full.

Taxation of Foreign Investors

          Foreign investors will not be subject to United States withholding on income from the Supplemental Interest Amounts, if this income is not connected with a United States trade or business and the foreign investor certifies its foreign status. We suggest that prospective investors consult their tax advisors regarding the withholding regulations.

Information Reporting and Backup Withholding

          The Trustee will furnish or make available, within a reasonable time after the end of each calendar year, to each person who held a Class A Certificate at any time during the year, the information required by applicable rules to assist the holders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the Certificates on behalf of beneficial owners. In particular, this information will include a statement of the adjusted issue price of the Class A Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of Class A Certificates.

          Distributions of interest and principal as well as distributions of proceeds from the sale of the Class A Certificates, may be subject to the "backup withholding tax" under section 3406 of the Code if the recipients of these distributions fail to furnish information to the payor, including their taxpayer identification numbers, or otherwise fail to establish an exemption from this tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions who is required to supply information but does not do so in the proper manner.

                                   State Taxes

          The Sponsor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Class A Certificates and Supplemental Interest Amounts under tax laws of any state. Investors considering an investment in the Class A Certificates and Supplemental Interest Amounts may wish to consult their own tax advisors regarding these tax consequences.

          All investors should consult their own tax advisors regarding the federal, state, local or foreign tax consequences of the purchase, ownership and disposition of the Class A Certificates and the Supplemental Interest Amounts.

                              ERISA Considerations

          Any Plan fiduciary which proposes to cause a Plan to acquire any of the offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus for additional information.

          The United States Department of Labor has issued to the Underwriter an individual prohibited transaction exemption, Prohibited Transaction Exemption [__-__], which generally exempts from the application of certain prohibited transaction provisions of ERISA and the Code transactions relating to the initial purchase, the holding and the subsequent resale by Plans of Certificates representing a beneficial ownership interest in a trust, the assets of which consists of obligations, including home equity loans, that bear interest or are purchased at a discount and are secured by single-family residential real property and/or multi-family residential real property. The Underwriter's exemption will apply to the initial purchase, the holding and the subsequent resale of the offered Certificates by a Plan, provided that certain conditions (certain of which are described in the Prospectus) are satisfied. The Underwriter believes that all conditions of the exemption, other than those within the control of the investors, will be met.

          Any Plan fiduciary considering whether to purchase any offered Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Before purchasing any offered Certificates, a Plan fiduciary should make its own determination as to the availability of the exemptive relief provided in the Underwriter's exemption. Moreover, a fiduciary of a Plan subject to Title I of ERISA should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in offered

Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. The sale of offered Certificates to a Plan is in no respect a representation by the Sponsor or the Underwriter that this investment meets all relevant legal requirements for investments by Plans generally or by any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

                         Legal Investment Considerations

          The offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

          Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the offered Certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus for additional information.

                                  Underwriting

          Subject to the terms and conditions set forth in the underwriting agreement, dated [_____] between the Sponsor and the Underwriter, the Sponsor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Sponsor the Class A Certificates.

          Distributions of the offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Sponsor from the sale of the offered Certificates will be approximately $[_____], plus accrued interest, before deducting expenses payable by the Sponsor, estimated to be $[_____] in the aggregate. In connection with the purchase and sale of the offered Certificates, the Underwriter may be deemed to have received compensation from the Sponsor in the form of underwriting discounts.

          The Sponsor has been advised by the Underwriter that it presently intends to make a market in the offered Certificates; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the offered Certificates will develop.

          The underwriting agreement provides that the Sponsor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

                                     Experts

                                  [__________]

                                  Legal Matters

          Certain legal matters with respect to the Class A Certificates and with regard to the tax characterization of the Class A Certificates will be passed upon for the Trust, the Sponsor and the Underwriter by Dewey Ballantine LLP, New York, New York.

                                     Ratings

          The Class A Certificates must receive ratings of "[___]" by S&P and "[___]" by Moody's prior to their issuance.

          A securities rating addresses the likelihood of the receipt by a Certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects for the Certificates. However, the ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that Certificateholders might realize a lower than anticipated yield.

          The ratings assigned to the Certificates will depend primarily upon the financial strength of the Insurer. Any reduction in a rating assigned to the claims-paying ability of the Insurer below the ratings initially assigned to the Certificates may result in a corresponding reduction of the ratings assigned to the Certificates.

          A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                             Index of Defined Terms

Accelerated Principal Payment.................................................42
Aggregate Class A Principal Balance...........................................48
Available Funds...............................................................54
Certificate Owner.............................................................49
Certificate Rate..............................................................55
Certificateholder.............................................................49
Class A Certificates..........................................................39
Class A Monthly Principal Distributable Amount................................56
Class A Principal Carryover Shortfall.........................................57
Class A Principal Distribution................................................56
Class Interest Carryover Shortfall............................................56
Class Interest Distribution...................................................56
Class Monthly Interest Distributable Amount...................................56
Closed-End Mortgage Loans.....................................................25
Closing Date..................................................................49
Code..........................................................................50
Collection Account............................................................51
Combined Loan-to-Value Ratio..................................................26
Company.......................................................................20
Credit Limit..................................................................26
Credit Limit Utilization Rate.................................................26
Credit Line Agreements........................................................24
Credit Risk Manager...........................................................24
Credit Scores.................................................................37
Cut-Off Date..................................................................25
Determination Date............................................................50
Distributable Excess Spread...................................................57
Distribution Account..........................................................51
DTC...........................................................................49
Due Period....................................................................57
Eligible Account..............................................................51
Eligible Investments..........................................................52
Eligible Substitute Mortgage Loan.............................................50
Euroclear.....................................................................49
Events of Servicing Termination...............................................64
Excess Cashflow...............................................................41
Excess Spread.................................................................58
HELOC.........................................................................20
HELOC Mortgage Loans..........................................................25
Index Rate....................................................................25
Insolvency Event..............................................................64
Insurance Agreement...........................................................65
Insurer.......................................................................20
Insurer Default...............................................................67
Interest Accrual Period.......................................................55
IRS...........................................................................70
LIBOR.........................................................................44
Liquidated Mortgage Loan......................................................57
Loan Agreements...............................................................24
Managed Amortization Period...................................................40
Monthly Advance...............................................................53
Mortgage Loans................................................................24
Mortgage Notes................................................................24
Mortgaged Properties..........................................................24
OID...........................................................................69
overcollateralization.........................................................58
Overcollateralization Amount..................................................40
Payment Date..................................................................54
Policy........................................................................48
Pool I Balance................................................................26
Pool I Closed End Balance.....................................................26
Pool I HELOC Balance..........................................................26
Pool II Balance...............................................................32
Pool II Closed End Balance....................................................32
Pool II HELOC Balance.........................................................32
Pooling and Servicing Agreement...............................................38
Prepayment Assumptions........................................................44
Rapid Amortization Period.....................................................40
Related Documents.............................................................49
Relief Act....................................................................18
REMIC.........................................................................50
Second Mortgage Ratio.........................................................27
Servicer......................................................................20
Servicing Advance.............................................................53
SMMEA.........................................................................73
Specified Overcollateralization Amount........................................40
Sponsor.......................................................................24
Spread Holiday Termination Date...............................................43
Substitution Adjustment.......................................................50
Supplemental Interest Amounts.................................................70
Termination and Amortization Event............................................65
Trust.........................................................................38
Trust Property................................................................48
Trustee.......................................................................69
U.S. Person...................................................................81
Underwriter...................................................................20
Underwriting Standards........................................................22
Voting Rights.................................................................68

                                    Annex I:
                     Insurer's Audited Financial Statements

      [Attached to Prospectus Supplement if not incorporated by reference]

                                    Annex II:
             Clearance, Settlement and Tax Documentation Procedures

          Except in limited circumstances, the Class A Certificates will be available only in book-entry form. Investors in the securities may hold the securities through DTC or, upon request, through Clearstream or Euroclear. The Class A Certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors through Clearstream and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream and Euroclear and in accordance with conventional eurobond practice, which is seven calendar day settlement.

          Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

          Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear and as DTC participants.

          Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless the holders meet a number of requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All Class A Certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their relevant depository which in turn will hold these positions in their accounts as DTC participants.

          Investors electing to hold their securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary security and no lock-up or restricted period. Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and Seller's accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants

          Secondary market trading between DTC participants will be settled using the procedures applicable to asset-back securities issues in same-day funds.

Trading between Clearstream or Euroclear Participants

          Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC, Seller and Clearstream or Euroclear Participants

          When Class A Certificates are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the relevant depository, as the case may be, to receive the securities against payment. Payment will include interest accrued on the Class A Certificates from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depository to the DTC participant's account against delivery of the Class A Certificates. After settlement has been completed, the Class A Certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day, European time and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date and the trade fails, the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

          Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the securities are credited to their account one day later.

          As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing Class A Certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. However, interest on the Class A Certificates would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although the result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

          Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting global securities to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser

          Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The Seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective depository, as appropriate, to credit the Class A Certificates to the DTC participant's account against payment. Payment will include interest accrued on the securities from and including the last interest payment to and excluding the settlement date on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. In the event that the Clearstream participant or Euroclear participant has a line of credit with its respective clearing system and elects to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date and the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants may wish to note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

          o borrowing through Clearstream or Euroclear for one day, until the purchase side of the trade is reflected in their Clearstream or Euroclear accounts in accordance with the clearing system's customary procedures;

          o borrowing the Class A Certificates in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Class A Certificates sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

          o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

           Certain U.S. Federal Income Tax Documentation Requirements

          A beneficial owner of Class A Certificates holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons, unless:

               (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

               (2) the beneficial owner takes one of the steps described below to obtain an exemption or reduced tax rate.

          This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. You should consult with your own tax advisors for specific advice regarding your holding and disposing of the Class A Certificates.

Exemption for Non-U.S. Persons - Form W-8BEN

          Beneficial owners of global securities that are Non-U.S. Persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." The form W-8BEN is valid for a period of three years beginning on the date that the form is signed. If the information shown on the form W-8BEN changes, a new form W-8BEN must be filed within 30 days of the change.

Exemption for Non-U.S. Persons with Effectively Connected Income - Form W-8ECI

          A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing form W-8ECI, "Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States." The form W-8ECI is valid for a period of three years beginning on the date that the form is signed.

Exemption or Reduced Rate for Non-U.S. Persons Resident in Treaty Countries - Form W-8BEN

          Non-U.S. Persons residing in a country that has a tax treaty with the United States may claim treaty benefits by filing form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." Form W-8BEN may be filed by the security holders or their authorized agents.

Exemption for U.S. Persons - Form W-9

          U.S. Persons can obtain a complete exemption from the withholding tax by filing form W-9, "Payer's Request for Taxpayer Identification Number and Certification."

          A "U.S. Person" is:

               (1) a citizen or resident of the United States;

               (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof;

               (3) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

               (4) a trust, if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.

          A "Non-U.S. Person" is any person who is not a U.S. Person.

================================================================================

     No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Sponsor or the Underwriter. This Prospectus Supplement or the Prospectus does not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

                                   ----------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                              Prospectus Supplement
Summary.....................................................................S-__
Risk Factors................................................................S-__
GreenPoint Mortgage Funding, Inc. ..........................................S-__
The Company's Loan Program..................................................S-__
The Sponsor.................................................................S-__
The Credit Risk Manager.....................................................S-__
Description of the Mortgage Loans...........................................S-__
Prepayment and Yield Considerations.........................................S-__
Description of the Certificates.............................................S-__
Certain Aspects of the Pooling and Servicing Agreement......................S-__
Use of Proceeds.............................................................S-__
Material Federal Income Tax Consequences....................................S-__
State Taxes.................................................................S-__
ERISA Considerations........................................................S-__
Legal Investment Considerations.............................................S-__
Underwriting................................................................S-__
Experts.....................................................................S-__
Legal Matters...............................................................S-__
Ratings.....................................................................S-__
Index of Defined Terms......................................................S-__
Annex I: Insurer's Audited Financial Statements.............................S-__
Annex II: Clearance, Settlement and Tax Documentation Procedures............S-__

                                   Prospectus

Summary.......................................................................__
Risk Factors..................................................................__
The Trust.....................................................................__
Use of Proceeds...............................................................__
The Sponsor...................................................................__
Loan Program..................................................................__
Description of the Securities.................................................__
Credit Enhancement............................................................__
Yield and Prepayment Considerations...........................................__
The Agreements................................................................__
Certain Legal Aspects of the Loans............................................__
Material Federal Income Tax Consequences......................................__
State Tax Considerations......................................................__
ERISA Considerations..........................................................__
Legal Investment..............................................................__
Method of Distribution........................................................__
Legal Matters.................................................................__
Financial Information.........................................................__
Available Information.........................................................__
Incorporation of Certain Documents by Reference...............................__
Rating........................................................................__
Index of Defined Terms........................................................__

================================================================================

================================================================================

                    GREENPOINT HOME EQUITY LOAN TRUST 200_-_

                       $__________ Class A-1 Variable Rate
                            Asset-Backed Certificates

                       $__________ Class A-2 Variable Rate
                            Asset-Backed Certificates

                                HOME EQUITY LOAN
                            ASSET-BACKED CERTIFICATES
                                  SERIES 200_-_

                           [Logo] GREENPOINT MORTGAGE
                                 SECURITIES LLC

                                   ----------

                              PROSPECTUS SUPPLEMENT

                                   ----------

                                  [UNDERWRITER]

                              [Underwriter's Logo]

                                  $____________

================================================================================

                                   PROSPECTUS

                       GREENPOINT MORTGAGE SECURITIES LLC
                                    (Sponsor)

                             Asset-backed Securities
                              (Issuable in Series)

The Trusts

Each trust will be established to hold the assets transferred to it by the sponsor, GreenPoint Mortgage Securities LLC. The assets of each trust will be specified in the prospectus supplement and may consist of:

o mortgage loans secured by senior and junior liens on one- to four-family residential properties;

o closed-end and/or revolving home equity loans or certain balances thereof secured by senior and junior liens on one- to four-family residential properties;

o home improvement installment sales contracts and installment loan agreements that may be unsecured, secured by mortgages primarily on one- to four- family residential properties, or secured by purchase money security interests in the home improvements; and

o certain insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit.

--------------------------------------------------------------------------------

Please carefully consider our discussion of some of the risks of investing in the securities under "Risk Factors" beginning on page 8.

The securities will represent obligations of or interests in the related trust only and do not represent an interest in or obligation of GreenPoint Mortgage Securities LLC, the sponsor, GreenPoint Mortgage Funding, Inc., the parent of the sponsor, or any of their affiliates.

--------------------------------------------------------------------------------

The Securities

The sponsor, GreenPoint Mortgage Securities LLC, will sell the securities pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having its own distinct designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership of a specified portion of future payments on the assets in the trust that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

Offers of Securities

The securities may be offered through several different methods, including offerings through underwriters.

                                   ----------

The SEC and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


SEPTEMBER 16, 2005

                                Table of Contents

Summary of Prospectus..........................................................4
Risk Factors...................................................................8
The Trust.....................................................................13
Use of Proceeds...............................................................19
The Sponsor...................................................................19
Loan Program..................................................................20
Description of the Securities.................................................23
Credit Enhancement............................................................37
Yield and Prepayment Considerations...........................................43
The Transaction Documents.....................................................46
Certain Legal Aspects of the Loans............................................63
Material Federal Income Tax Consequences......................................74
State Tax Considerations......................................................93
ERISA Considerations..........................................................94
Legal Investment.............................................................100
Method of Distribution.......................................................101
Legal Matters................................................................102
Financial Information........................................................102
Available Information........................................................103
Incorporation of Certain Documents by Reference..............................103
Rating.......................................................................104
Index of Defined Terms.......................................................105

Important Notice About Information In This Prospectus and Each Accompanying Prospectus Supplement

Information about each series of securities is contained in two separate documents:

o this prospectus, which provides general information, some of which may not apply to a particular series; and

o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series.

The prospectus supplement will contain information about a particular series that supplements the information contained in this prospectus, and you should rely on that supplementary information in the prospectus supplement.

You should rely on the information in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

You can find a listing of the pages on which capitalized terms used in this prospectus are defined under "Index of Defined Terms" beginning on page 106 of this prospectus.

                              Summary of Prospectus

o This summary highlights material information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the securities, carefully read this entire prospectus and the accompanying prospectus supplement.

o This summary provides an overview of the structural elements, calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus and the accompanying prospectus supplement.

o There are material risks associated with an investment in the securities. You should read the section entitled "Risk Factors" on page 8 of this prospectus and in the accompanying prospectus supplement, and consider the risk factors described in those sections, before making a decision to invest in the securities.

Trust

The issuer for a particular series of securities will be a trust formed by the sponsor.

Sponsor

GreenPoint Mortgage Securities LLC, a Delaware limited liability company. The sponsor's principal offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945 and its telephone number is (415) 878-5405.

Servicer

GreenPoint Mortgage Funding, Inc.

Trustee

For any series of securities, the trustee named in the related prospectus supplement.

In addition, if the trust issues notes pursuant to a separate indenture, the trust and the indenture will be administered by separate independent trustees. In that case, the trust will be administered by an owner trustee and the indenture will be administered by an indenture trustee, in each case as named in the related prospectus supplement.

The Securities

Each class of securities will be either:

o certificates representing interests in the assets of the trust related to a certain series; or

o notes which are secured by the pledge of the trust assets related to a certain series.

Each class or series of securities may have a different interest rate, which may be a fixed or floating interest rate. The related prospectus supplement will specify the interest rate for each class or series of securities, or the initial interest rate and the method for determining subsequent changes to the interest rate.

A series may include one or more classes which:

o are stripped of regular interest payments and entitled only to principal distributions, with disproportionate, nominal or no interest distributions;

o are stripped of regular principal payments and entitled only to interest distributions, with disproportionate, nominal or no principal distributions;

o have different terms, including different interest rates and different timing, sequential order or priority of payments, amount of principal or interest or both;

o will not distribute accrued interest but rather will add the accrued interest to the note principal balance, or nominal balance, in the manner described in the related prospectus supplement;

o are senior to one or more other classes of securities in respect of distributions of principal and interest and allocations of losses on receivables; or

o have a feature entitling the class to no principal distributions for an initial period and then all or a portion of the principal distributions during a subsequent period.

A series of securities may provide that distributions of principal or interest or both on any class may be made:

o    upon the occurrence of specified events;

o    in accordance with a schedule or formula; or

o on the basis of collections from designated portions of the related trust assets.

Trust Assets

As specified in the prospectus supplement, the trust assets may consist of:

o mortgage loans secured by senior and junior liens on one- to four-family certificates residential properties;

o closed-end and/or revolving home equity loans or certain balances thereof secured by senior and junior liens on one- to four-family residential properties;

o home improvement installment sales contracts and installment loan agreements that may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the home improvements;

o certain insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit; and

o    other assets as described in detail elsewhere in the prospectus supplement.

If the prospectus supplement specifies, the trustee may acquire additional trust assets during a specified pre-funding period from monies in a pre-funding account.

Payment Date

As described in the prospectus supplement, the securities will pay principal and/or interest on specified dates. Payment dates will occur monthly, quarterly, or semi-annually.

Record Date

The prospectus supplement will describe a date preceding the payment date, as of which the trustee or its paying agent will fix the identity of securityholders. Securityholders whose identities are fixed on this date will receive payments on the next succeeding payment date.

Collection Period

A period preceding each payment date - for example, in the case of monthly-pay securities, the calendar month preceding the month in which a payment date occurs. As the prospectus supplement will more fully describe, the servicer will remit collections received in respect of a collection period to the related trustee prior to the related payment date.

Credit Enhancement

As described in the prospectus supplement, credit enhancement for the trust assets or any class of securities may include any one or more of the following:

o a limited financial guaranty policy issued by an entity named in the prospectus supplement;

o    the subordination of one or more classes of the securities of such series;

o    the establishment of one or more reserve accounts;

o    the use of a cross-collateralization feature;

o    use of a mortgage pool insurance policy;

o    FHA insurance or VA guarantee;

o    bankruptcy bond;

o    special hazard insurance policy;

o    surety bond;

o    letter of credit;

o    demand note;

o    guaranteed investment contract;

o    over-collateralization;

o another method of credit enhancement contemplated in this prospectus and described in the prospectus supplement; and

o    any combination of the foregoing.

Cross-Collateralization

As described in the prospectus supplement, a series or class of securities may include the right to receive monies from collections on a pool of trust assets which are primarily related to a different series or class of securities.

Registration of Securities

The trust may issue the securities as global securities registered in the name of Cede & Co. as nominee of the Depository Trust Company, or another nominee. In this case, securityholders will not receive definitive securities representing their interests except in limited circumstances described in the prospectus supplement.

Optional Termination

As described in this prospectus and the prospectus supplement, the servicer, the sponsor, or if the prospectus supplement specifies, other entities, may, at their respective options, cause the early retirement of a series of securities.

Mandatory Termination

As described in this prospectus and the related prospectus supplement, the trustee, the servicer, or if the related prospectus supplement specifies, other entities, may be required to retire early all or any portion of a series of securities. An indenture may require these parties to solicit competitive bids for the purchase of the trust property or otherwise.

Federal Income Tax Consequences

The securities of each series will, for federal income tax purposes, constitute one of the following:

o interests in a trust treated as a grantor trust under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"),

o "regular interests" or "residual interests" in a trust treated as a "real estate mortgage investment conduit" ("REMIC"), under sections 860A through 860G of the Code,

o    indebtedness issued by a trust, or

o    interests in a trust which is treated as a partnership.

We suggest that you review "Material Federal Income Tax Consequences" beginning on page 75 in this prospectus and the accompanying section in the prospectus supplement. In addition, you may wish to consult your own tax advisor concerning your investment.

ERISA Considerations

A fiduciary of a pension, profit sharing or other employee benefit plan may wish to review with its legal advisors whether the purchase or holding of securities could give rise to a prohibited transaction under ERISA or the Internal Revenue Code, and whether an exemption from the prohibited transaction rules is available. We suggest that you review "ERISA Considerations" in the prospectus supplement and beginning on page 94 in this prospectus.

Ratings

Each class of securities offered by a prospectus supplement will be rated in one of the four highest rating categories of at least one nationally recognized statistical rating agency. The ratings are not a recommendation to purchase, hold or sell the securities and do not address the market price or suitability of the securities for a particular investor. The ratings address the likelihood of timely payment of interest and the ultimate payment of principal on the securities by the stated maturity date. The ratings do not address the rate of prepayments that may be experienced on the trust assets or the effect on the rate of prepayments on the return of principal to securityholders.

                                  Risk Factors

          Investors should consider the following factors in connection with the purchase of securities. You should also consider the risk factors described in your prospectus supplement.

Ability to Resell Securities May Be Limited

          No market for any of the securities will exist before they are issued. We cannot assure you that a secondary market will develop, or if it does develop, that it will continue. Consequently, you may not be able to sell your securities readily or at prices that will enable you to realize your desired yield. The market values of the securities are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

          The secondary market for asset-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Limited Source of Payments - No Recourse to Sponsor, Sellers, Servicer or
Trustee

          The assets of the trust are the sole source of distributions for the securities. The securities do not represent an interest in or obligation of the sponsor, any seller, the servicer, the trustee or any of their affiliates, except for the limited obligations of each seller with respect to certain breaches of its representations and warranties and of the servicer with respect to its servicing obligations. Neither the securities nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the sponsor, any seller, the servicer, the trustee or any of their affiliates, unless so specified in the supplement. Consequently, if payments on the trust assets are insufficient to make all payments required on the certificates you may incur a loss on your investment.

Credit Enhancement May Not Be Sufficient to Protect You From Losses

          Credit enhancement is intended to reduce the effect of delinquent payments or loan losses on those classes of securities that have the benefit of the credit enhancement. However, the amount of any credit enhancement may decline or be depleted before the securities are paid in full. As a result, securityholders may suffer losses. In addition, credit enhancement may not cover all potential sources of loss, such as a loss resulting from fraud or negligence by a loan originator or other party.

          We refer you to "Credit Enhancement" in this prospectus for more detail.

Prepayment Considerations

          The rate of principal distributions and yield to maturity on the securities will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:

          o    the amortization schedules of the loans;

          o the rate of principal prepayments (including partial prepayments and prepayments resulting from refinancing) by borrowers;

          o    liquidations of defaulted loans by the servicer;

          o    additional draws on home equity lines of credit mortgage loans;

          o repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties; and

          o the optional purchase by the servicer of all of the loans in connection with the termination of the trust.

          The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease.

          We cannot predict the rate at which borrowers will repay their loans. Please consider the following:

          o If you are purchasing a security at a discount, in particular, a principal-only security, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;

          o If you are purchasing a security at a premium, in particular, an interest-only security, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and

          o The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a security at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.

Decline in Property Values May Increase Loan Losses

          Because your securities represent an interest in loans or are secured by loans, your investment may be affected by a decline in property values. If the outstanding balance of a loan and any secondary financing on the underlying property is greater than the value of the property, there is an increased risk of delinquency, default, foreclosure and loss. A decline in property values could extinguish the value of a junior lien holder's interest in a property. Losses on such loans that are not otherwise covered by the credit enhancement described in the supplement will be borne by the holder of one or more classes of securities.

Delays in Liquidation May Adversely Affect You

          Substantial delays may occur before defaulted loans are liquidated and the proceeds forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses that characterize lawsuits if defenses or counterclaims are raised. As a result, foreclosure actions can sometimes take several years to complete and the liquidation proceeds may not cover the defaulted loan amount. In particular, because the costs of liquidation do not vary based on the loan amount, the risk of insufficient liquidation proceeds is greater with small loans. Some states prohibit a mortgage lender from obtaining a judgment against the borrower for amounts not covered by property proceeds if the property is sold outside of a judicial proceeding.

Junior Lien Priority Could Result in Payment Delays and Losses

          Most of the mortgages and deeds of trust, if any, securing the loans are junior in priority. Junior liens receive proceeds from a sale of the related property only after the senior liens have been paid. If the proceeds remaining after the senior liens have been paid are insufficient to satisfy the loans, then:

          o there will be a delay in payments to you while a deficiency judgment against the borrower is sought; and

          o you may incur a loss if a deficiency judgment cannot be obtained or is not realized upon.

State and Federal Laws May Limit Ability to Collect on Loans

          There has been an increased focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some mortgage lenders, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

          Applicable state laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

          The mortgage loans are also subject to federal laws, including:

          o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

          o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

          o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

          Violations of certain provisions of these federal and state laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

          The seller will represent that each mortgage loan at origination complied in all material respects with applicable state, local and federal laws and regulations, including, without limitation, all applicable predatory and abusive lending laws. In addition, the seller will represent that none of the mortgage loans sold by it are subject to the requirements of the Home Ownership and Equity Protection Act of 1994 or are in violation of any comparable state or municipal law.

          The home improvement contracts are also subject to federal and state laws which protect a homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. These laws may have the effect of subjecting the trust to all claims and defenses which the borrower had against the seller.

          We refer you to "Certain Legal Aspects of the Loans" in this prospectus for more detail.

Costs for Cleaning Contaminated Property May Result in Losses

          Under certain state and federal laws, a contaminated property may give rise to a lien on the property to assure the costs of cleanup. In addition these laws may impose liability for cleanup costs on the lender if the lender was involved in the operations of the borrower, even if the environmental damage was caused by a prior owner. Any lien or costs attached to a contaminated property could result in a loss to securityholders.

          We refer you to "Certain Legal Aspects of the Loans--Environmental Risks" in this prospectus for more detail.

Home Improvement Contracts

          The trust assets for a specific series of securities may contain home improvement installment sales contracts or installment loan agreements. Certain of these home improvement loans may be unsecured loans to the borrowers. If borrowers under unsecured home improvement loans default on their loans due to bankruptcy or otherwise, the servicer will be unable to foreclose on the specific assets of the borrowers in satisfaction of the amounts due. Instead, the servicer will be required to seek judgments against the borrowers for the unpaid amounts under the loans and will seek repayment from the borrowers' general assets, which may be insufficient to provide all, or any portion, of the amounts remaining due under the home improvement loans.

          Additionally, certain of the home improvement loans may be secured by purchase money security interests in the home improvements which they were used to fund. While purchase money security interests generally create security interests that have a superior priority over conflicting security interests in the related collateral and proceeds of that collateral, purchase money security interests are not created in any ordinary building materials, such as bricks or lumber, used in creating the home improvements. Therefore, to the extent that the proceeds of the home improvement loans are used to purchase ordinary building materials, the loans may be unsecured. Furthermore, if purchase money security interests are created in home improvements but those home improvements are affixed to an existing structure, the improvements may be difficult or impossible to remove, which will make foreclose upon them as collateral an unavailable remedy in the event of borrower defaults.

          We refer you to "The Trust--The Loans--Home Improvement Contracts" and "Certain Legal Aspects of the Loans--The Home Improvement Contracts" in this prospectus for more detail.

Rating of the Securities Does Not Assure Payment

          It will be a condition to the issuance of the securities offered hereby that they be rated in one of the four highest rating categories by each rating agency identified in the supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the rating assigned to a security will remain in effect over the life of that security, as the rating may be lowered or withdrawn.

          We refer you to "Rating" in this prospectus for more detail.

Consequences of Owning Book-Entry Securities

          Limit on Liquidity of Securities. Issuance of the securities in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

          Limit on Ability to Transfer or Pledge. Since transactions in the book-entry securities can be effected only though the Depository Trust Company ("DTC"), participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry security to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such securities, may be limited due to lack of a physical certificate.

          Delays in Distributions. You may experience some delay in the receipt of distributions on book-entry securities because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

          We refer you to "Description of the Notes" or "Description of the Certificates" in the respective prospectus supplements for more detail.

Payments to and Rights of Investors Adversely Affected by Insolvency of Sellers or Servicer

          Each seller and the sponsor will treat the transfer of the loans from the seller to the sponsor as a sale for accounting purposes. The sponsor and the trust will treat the transfer of the loans from the sponsor to the trust as a sale for accounting purposes. If these characterizations are correct, then if the seller were to become bankrupt, the loans would not be part of the seller's bankruptcy estate and would not be available to the seller's creditors. On the other hand, if the seller becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans as security for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.

          In the event of a bankruptcy of the servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the securityholders from appointing a successor servicer, which could result in a delay in payments to you.

          In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the servicer to liquidate the property, which could result in a delay in payments to you.

Trust Assets May Not Be Sufficient to Pay Securities

          There is no assurance that the market value of the trust assets at any time will equal the principal amount of the securities. In addition, under any situation in which the trust assets are required to be sold, the proceeds generally will be paid to cover administrative costs before being paid to you. The net proceeds may be insufficient to pay the principal and interest on the securities.

                                    The Trust

General

          GreenPoint Mortgage Securities LLC, the sponsor, will establish a trust for each series of asset-backed securities and convey to the related trustee certain assets, consisting of one or more pools of loans as specified in the prospectus supplement. Each trust will be created as of the first day of the month in which the securities are issued or another date which will be specified in the prospectus supplement (the "Cut-Off Date"). All references in this prospectus to "pool," "certificates," "notes," "securities," or "securityholders," should be deemed to apply to one specific series, trust and prospectus supplement, unless otherwise noted.

          The certificates of a series will represent interests in the assets of the trust related to that series and the notes of a series will be secured by the pledge of the trust assets related to that series. The trust assets for each series will be held by the trustee for the benefit of the related securityholders. The securities will be entitled to payment from the assets of the trust or other assets pledged for the benefit of the securityholders, as specified in the prospectus supplement, and will not be entitled to payments in respect of the assets of any other trust established by the sponsor.

          The trust assets will be acquired by the sponsor, either directly or through affiliates, from one or more sellers which may be affiliates of the sponsor, and conveyed without recourse by the sponsor to the trust. Each seller will have originated or acquired the loans as described in the prospectus supplement. Loans acquired by the sponsor will have been originated in accordance with the underwriting criteria described in this prospectus under "Loan Program--Underwriting Standards" or as otherwise described in the prospectus supplement. See "Loan Program--Underwriting Standards" in this prospectus for more detail.

          The sponsor will cause the trust assets to be assigned or pledged to the trustee named in the prospectus supplement for the benefit of the holders of the securities. For a fee, the servicer named in the prospectus supplement will service the trust assets, either directly or through other servicing institutions, or subservicers, pursuant to a pooling and servicing agreement among the sponsor, the servicer and the trustee in the case of a series consisting of certificates, or pursuant to a servicing agreement among the sponsor, the servicer, the trust and the trustee in the case of a series consisting of notes. See "Loan Program" and "The Transaction Documents" in this prospectus for more detail. With respect to loans serviced by the servicer through a subservicer, the servicer will remain liable for its servicing obligations under the related agreement as if the servicer alone were servicing such loans.

          As used in this prospectus, "Transaction Document" means, with respect to a series consisting of certificates, the pooling and servicing agreement, and with respect to a series consisting of notes, the trust agreement, the indenture and the servicing agreement, or, in either case such agreements containing comparable provisions as set forth in the prospectus supplement, as the context requires.

          With respect to each trust, prior to the initial offering of the securities, the trust will have no assets or liabilities. No trust is expected to engage in any activities other than acquiring, managing and holding the trust assets and other assets specified in the prospectus supplement and the proceeds thereof, issuing securities and making payments and distributions thereon and certain related activities. No trust is expected to have any source of capital other than its assets and any related credit enhancement.

          Generally, the only obligations of the sponsor will be to obtain certain representations and warranties from the sellers and to assign them to the trustee. See "The Transaction Documents--Assignment of the Trust Assets" in this prospectus for more detail. The obligations of the servicer with respect to the loans will consist principally of its contractual servicing obligations under the related Transaction Document (including its obligation to enforce the obligations of the subservicers or sellers, or both, as more fully described in this prospectus under "Loan Program--Representations by Sellers; Repurchases" and "The Transaction Documents--Subservicing by Sellers" and "--Assignment of the Trust Assets") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the loans in the amounts more fully described in this prospectus under "Description of the Securities--Advances." The obligations of the servicer to make advances may be subject to limitations, to the extent provided in this prospectus and in the prospectus supplement.

          The following is a brief description of the assets expected to be included in the trust. If specific information respecting the trust assets is not known at the time the securities are offered, more general information of the nature described below will be provided in the prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the SEC within four days after the initial issuance of the securities. A copy of the Transaction Documents with respect to each series of securities will be available for inspection at the corporate trust office of the trustee. A schedule of the loans relating to each series will be attached to the Transaction Document delivered to the trustee.

The Loans

General.

          The loans included in a trust will be mortgage loans, home equity loans or home improvement contracts. The loans may be either closed-end loans or revolving credit line loans. The loans may be conventional loans or loans that are insured or guaranteed by a governmental agency, such as the Federal Housing Administration ("FHA") or the Department of Veterans Affairs ("VA").

          The loans will have monthly payments due on the first day of each month or on such other day of the month specified in the prospectus supplement. The payment terms of the loans to be included in a trust will be described in the prospectus supplement and may include any of the following features (or combination thereof):

          o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate, in each case as specified in the prospectus supplement. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the prospectus supplement.

          o Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Certain loans may require payment of all or a substantial portion of the principal upon maturity, commonly referred to as a "balloon payment". Principal may include interest that has been deferred and added to the principal balance of the loan.

          o Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time. Certain loans may permit prepayments after expiration of certain periods, commonly referred to as "lockout periods." Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire loan in connection with the sale or certain transfers of the related property. Other loans may be assumable by persons meeting the then applicable standards set forth in the Transaction Document.

          A trust may contain buydown loans. A buydown loan includes provisions whereby a third party partially subsidizes the monthly payments of the borrower on the related loan during the early years of repayment under the loan, the partial subsidy being made from a buydown fund contributed by the third party at the time of origination of the loan. A buydown fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of a buydown plan is that the income of the borrower will increase during the buydown period as a result of normal increases in compensation and inflation, so that the borrower will be able personally to make the full loan payments at the end of the buydown period without the continued assistance of the partial subsidy. To the extent that this assumption as to increased income is not fulfilled, the possibility of default on a buydown loan is increased. The prospectus supplement will contain information with respect to any buydown loan concerning limitations on the interest rate paid by the borrower initially, on annual increases in the interest rate and on the length of the buydown period.

          The real property that secures repayment of the loans is referred to in this prospectus as the mortgaged properties. Home improvement contracts may, and the other loans will, be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a mortgaged property. In the case of home equity loans, such liens generally will be subordinated to one or more senior liens on the related mortgaged properties as described in the prospectus supplement. As specified in the prospectus supplement, home improvement contracts may be unsecured or they may be secured by purchase money security interests in the home improvements which they are used to finance. The mortgaged properties and the home improvements are collectively referred to in this prospectus as the properties. The properties relating to loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, manufactured homes, individual units in planned unit developments, and certain other dwelling units. Such properties may include vacation and second homes, investment properties and dwellings situated on leasehold estates. The loans may include cooperative apartment loans secured by security interests in shares issued by private, nonprofit, cooperative housing corporations and in the related proprietary lease or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' building. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the loan by at least five years, unless otherwise specified in the prospectus supplement. The properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

          The aggregate principal balance of loans secured by properties that are owner-occupied may be disclosed in the prospectus supplement. The basis for a representation that a given percentage of the loans is secured by single family properties that are owner-occupied will be either (i) the making of a representation by the borrower at origination of the loan either that the underlying property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the property as a primary residence or (ii) a finding that the address of the underlying property is the borrower's mailing address.

Home Equity Loans.

          As more fully described in the prospectus supplement, interest on each revolving credit line loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such loan. Principal amounts on a revolving credit line loan may be drawn down (up to a maximum amount as set forth in the prospectus supplement) or repaid under each revolving credit line loan from time to time, but may be subject to a minimum periodic payment. As specified in the prospectus supplement, amounts borrowed under a revolving credit line loan after the related Cut-Off Date may also be transferred to the trust and comprise part of the trust assets.

          The full amount of a closed-end loan is advanced at the origination of the loan and generally is repayable in equal (or substantially equal) installments so that the loan either is fully amortized at its stated maturity or, if the loan is a balloon loan, requires the payment of all or a substantial portion of the principal upon maturity. As more fully described in the prospectus supplement, interest on each closed-end loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the related loan rate thereon and further multiplied by either a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such loan, or a fraction which is 30 over 360. Except to the extent provided in the prospectus supplement, the original terms to stated maturity of closed-end loans generally will not exceed 360 months.

          Under certain circumstances, under either a revolving credit line loan or a closed-end loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

Home Improvement Contracts.

          The trust assets for a series of securities may consist, in whole or in part, of home improvement contracts originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. The home improvements securing the home improvement contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. As specified in the prospectus supplement, the home improvement contracts will either be unsecured or secured by mortgages which are generally subordinate to other mortgages on the same property, or secured by purchase money security interests in the home improvements themselves. Except as otherwise specified in the prospectus supplement, the home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in the prospectus supplement. The initial loan-to-value ratio of a home improvement contract is computed in the manner described in the prospectus supplement.

Additional Information.

          Each prospectus supplement will contain information, as of the date of such prospectus supplement and to the extent then specifically known to the sponsor, with respect to the loans contained in the pool, including:

          o the aggregate outstanding principal balance and the average outstanding principal balance of the loans as of the applicable Cut-Off Date;

          o the type of property securing the loan (e.g., single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units, other real property or home improvements);

          o    the original terms to maturity of the loans;

          o    the largest principal balance of any of the loans;

          o    the smallest principal balance of any of the loans;

          o the earliest origination date and latest maturity date of any of the loans;

          o the loan-to-value ratios or combined loan-to-value ratios, as applicable, of the loans;

          o the loan rates or annual percentage rates or range of loan rates or annual percentage rates borne by the loans;

          o    the maximum and minimum per annum loan rates; and

          o    the geographical location of real property related to the loans.

          If specific information regarding the loans is not known to the sponsor at the time the related securities are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report filed on Form 8-K to be filed with the SEC within four days of initial issuance of the securities.

          Generally, the loan-to-value ratio (the "LTV") of a loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related loan and the denominator of which is the Collateral Value of the related property. Generally, the combined loan-to-value ratio (the "CLTV") of a loan at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the loan (or, in the case of a revolving credit line loan, the maximum amount available) and (b) the outstanding principal balance at the date of origination of the loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the loan, to (ii) the Collateral Value of the related property.

          The "Collateral Value" of a property, other than with respect to certain loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value determined in an appraisal obtained at origination of such loan and (b) the sales price for the property if the proceeds of the loan are used to purchase the related property. In the case of a Refinance Loan, the Collateral Value of the related property is the appraised value of the property as determined by an appraisal obtained at the time of refinancing.

          No assurance can be given that Collateral Values of the properties have remained or will remain at the levels at which they are originally calculated. If the residential real estate market should experience an overall decline in property values such that the sum of the outstanding principal balances of the loans and any primary or secondary financing on the properties, as applicable, in a particular pool become equal to or greater than the value of the properties, the actual rates of delinquencies, foreclosures and losses experienced with respect to that pool could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any pool. To the extent that such losses are not covered by subordination provisions or alternative arrangements, such losses will be borne by the securityholders of the affected series to the extent that the credit enhancement provisions relating to the series do not protect the securityholders from such losses.

Substitution of Trust Assets

          Substitution of trust assets may be permitted in the event of breaches of representations and warranties with respect to certain trust assets or in the event the documentation with respect to any trust asset is determined by the trustee to be incomplete or as further specified in the prospectus supplement. The period during which such substitution will be permitted generally will be indicated in the prospectus supplement.

                                 Use of Proceeds

          The net proceeds to be received from the sale of the securities will be applied by the sponsor to purchase the trust assets or will be used by the sponsor for general corporate purposes. The sponsor expects to establish trusts and to sell securities in series from time to time, but the timing and amount of offerings of securities will depend on a number of factors, including the volume of trust assets acquired by the sponsor, prevailing interest rates, availability of funds and general market conditions.

                                   The Sponsor

          GreenPoint Mortgage Securities LLC, the sponsor, is a Delaware limited liability company organized on September 26, 2003 for the limited purpose of acquiring, owning and transferring trust assets and selling interests therein or bonds secured thereby. The sponsor is a subsidiary of GreenPoint Mortgage Funding, Inc., an indirect, wholly-owned subsidiary of North Fork
Bancorporation, Inc.

          The sponsor maintains its principal office at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945. Its telephone number is (415) 878-5405.

          Neither the sponsor nor any of the sponsor's affiliates will insure or guarantee distributions on the securities of any series.

                                  Loan Program

          The loans will have been purchased by the sponsor, either directly or through affiliates, from sellers. Unless otherwise specified in the prospectus supplement, the loans acquired by the sponsor will have been originated in accordance with the underwriting criteria described in "Underwriting Standards" in this prospectus.

Underwriting Standards

          Each seller will represent and warrant that all loans originated and/or sold by it to the sponsor will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any loan insured by the FHA or partially guaranteed by the VA, the seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

          Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy or other significant public records. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer), which verification reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

          In determining the adequacy of the property as collateral, an appraisal will generally be made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

          Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available:

          o to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance), and

          o to meet monthly housing expenses and other financial obligations and monthly living expenses.

The underwriting standards applied by a seller, particularly with respect to the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as low CLTVs or other favorable credit aspects exist.

          If specified in the prospectus supplement, a portion of the loans in the pool may have been originated under a limited documentation program. Under a limited documentation program, more emphasis is placed on the value and adequacy of the property as collateral and other assets of the borrower than on credit underwriting. Under a limited documentation program, certain credit underwriting documentation concerning income or income verification and/or employment verification is waived. The prospectus supplement will indicate the types of limited documentation programs pursuant to which the loans were originated and the underwriting standards applicable to such limited documentation programs.

          In the case of a loan secured by a leasehold interest in real property, the title to which is held by a third party lessor, the seller will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term on the related mortgage note.

          Certain of the types of loans that may be included in a trust may involve additional uncertainties not present in traditional types of loans. For example, certain of such loans may provide for escalating or variable payments by the borrower. These types of loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, however, a borrower's income may not be sufficient to permit continued loan payments as such payments increase. These types of loans may also be underwritten primarily upon the basis of CLTVs or other favorable credit factors.

Qualifications of Sellers

          Each seller must be an institution experienced in originating and servicing loans of the type contained in the pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those loans. Each seller must be a seller/servicer approved by either Fannie Mae or Freddie Mac. Each seller must be a mortgagee approved by the FHA or an institution the deposit accounts of which are insured by the Federal Deposit Insurance Corporation ("FDIC").

Representations by Sellers; Repurchases

          Each seller will have made representations and warranties in respect of the loans sold by such seller and evidenced by all, or a part, of a series of securities. Such representations and warranties may include, among other things:

          o that title insurance (or in the case of properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each loan and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the loan from the seller by or on behalf of the sponsor;

          o that the seller had good title to each such loan and such loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive certain indebtedness of a borrower;

          o that each loan constituted a valid lien on, or a perfected security interest with respect to, the property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Transaction Document) and that the property was free from damage and was in acceptable condition;

          o that there were no delinquent tax or assessment liens against the property;

          o that no required payment on a loan was delinquent more than the number of days specified in the prospectus supplement; and

          o that each loan was made in compliance with, and is enforceable under, all applicable state and federal laws and regulations in all material respects.

          The servicer or the trustee will promptly notify the relevant seller of any breach of any representation or warranty made by it in respect of a loan which materially and adversely affects the interests of the securityholders in such loan. Unless otherwise specified in the prospectus supplement, if such seller cannot cure such breach within the time period specified in the prospectus supplement following notice from the servicer or the trustee, as the case may be, then such seller will be obligated either:

          o to repurchase such loan from the trust at a purchase price equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the loan rate (less any advances or amount payable as related servicing compensation if the seller is the servicer) or

          o to substitute for such loan a replacement loan that satisfies the criteria specified in the prospectus supplement.

          If a REMIC election is to be made with respect to a trust, the servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the trustee must have received a satisfactory opinion of counsel that any such substitution will not cause the trust to lose its status as a REMIC or otherwise subject the trust to a prohibited transaction tax. This repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by a seller.

          Neither the sponsor nor the servicer (unless GreenPoint Mortgage Funding, Inc. is the seller) will be obligated to purchase or substitute a loan if a seller defaults on its obligation to do so, and no assurance can be given that sellers will carry out their respective repurchase or substitution obligations with respect to loans.

                          Description of the Securities

          Each series of certificates will be issued pursuant to either a pooling and servicing agreement or a trust agreement among the sponsor, the servicer and the trustee or pursuant to agreements containing comparable provisions as set forth in the prospectus supplement. A form of pooling and servicing agreement and trust agreement have been filed as an exhibit to the registration statement of which this prospectus forms a part. Each series of notes will be issued pursuant to an indenture between the related trust and the entity named in the prospectus supplement as trustee or pursuant to agreements containing comparable provisions as set forth in the prospectus supplement, and the related loans will be serviced by the servicer pursuant to a servicing agreement. A form of indenture and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.

          A series of securities may consist of both notes and certificates. The provisions of each Transaction Document will vary depending upon the nature of the securities to be issued thereunder and the nature of the trust. The following are descriptions of the material provisions which may appear in each Transaction Document. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Transaction Document for each series of securities. The sponsor will provide a copy of the Transaction Document (without exhibits) relating to any series without charge upon written request of a holder of record of a security of such series addressed to GreenPoint Mortgage Securities LLC, 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945, Attention: Irene D. Gilbert.

General

          Unless otherwise described in the prospectus supplement, the securities of each series:

          o will be issued in book-entry or fully registered form, in the authorized denominations specified in the prospectus supplement;

          o will, in the case of certificates, evidence specified beneficial ownership interests in the assets of the trust;

          o will, in the case of notes, be secured by the assets of the trust; and

          o will not be entitled to payments in respect of the assets included in any other trust established by the sponsor.

          Unless otherwise specified in the prospectus supplement, the securities will not represent obligations of the sponsor or any affiliate of the sponsor. Certain of the loans may be guaranteed or insured as set forth in the prospectus supplement. Each trust will consist of, to the extent provided in the related Transaction Document:

          o the trust assets subject to the related Transaction Document, including all payments of interest and principal received with respect to the loans after the Cut-Off Date;

          o such assets as from time to time are required to be deposited in the related Collection Account, as more fully described in this prospectus under "The Transaction Documents--Payments on Loans; Deposits to Collection Account";

          o property which secured a loan and which is acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure; and

          o any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Transaction Document.

          If so specified in the prospectus supplement, a trust may also include one or more of the following: reinvestment income on payments received on the trust assets, a reserve account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties, a demand note or similar instruments.

          Each series of securities will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of notes of a series will be secured by, the related trust assets. A series of securities may include one or more classes that are senior in right to payment to one or more other classes of securities of such series. Certain series or classes of securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as more fully described under "Credit Enhancement" in this prospectus and in the prospectus supplement. One or more classes of securities of a series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a series of securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related trust assets, in each case as specified in the prospectus supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the prospectus supplement.

          Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related securities will be made by the trustee on each payment date in proportion to the percentages specified in the prospectus supplement. Payment dates will occur either monthly, quarterly, semi-annually or at other specified intervals and will occur on the dates as are specified in the prospectus supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the record date relating to payment date. Distributions will be made in the manner specified in the prospectus supplement to the persons entitled thereto at the address appearing in the register maintained for securityholders; provided, however, that, unless otherwise provided in the prospectus supplement, the final distribution in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the notice to securityholders of such final distribution.

          The securities will be freely transferable and exchangeable at the corporate trust office of the trustee specified in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

          The sale or transfer of certain classes of securities to employee benefit plans and retirement arrangements that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code may be restricted. The prospectus supplement for each series of securities will describe any such restrictions.

          As to each series, an election may be made to treat the related trust or designated portions thereof as a REMIC as defined in the Code. The prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the Transaction Document for a series of securities may provide that a REMIC election may be made at the discretion of the sponsor or the servicer and may only be made if certain conditions are satisfied. As to any such series, the terms and provisions applicable to the making of a REMIC election will be set forth in the prospectus supplement. If such an election is made with respect to a series of securities, one of the classes will be designated as evidencing the sole class of residual interests in the REMIC. All other classes of securities in such a series will constitute regular interests in the REMIC. As to each series of securities with respect to which a REMIC election is to be made; the servicer, the trustee or a holder of the residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations.

Distributions on Securities

General.

          In general, the method of determining the amount of distributions on a particular series of securities will depend on the type of credit support, if any, that is used with respect to such series. See "Credit Enhancement" in this prospectus for more detail. Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the securities of a particular series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions on the securities of that series.

          Distributions allocable to principal and interest on the securities will be made by the trustee out of, and only to the extent of, funds in the related Collection Account, including any funds transferred from any reserve account. As between securities of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any payment date will be applied as specified in the prospectus supplement. The prospectus supplement will also describe the method for allocating distributions among securities of a particular class.

Available Funds.

          All distributions on the securities of each series on each payment date will be made from the available funds described below, in accordance with the terms described in the prospectus supplement and specified in the Transaction Document. Available funds for each payment date will generally equal the amount on deposit in the related Collection Account on such payment date

(net of related fees and expenses payable by the related trust) other than amounts to be held therein for distribution on future payment dates.

Distributions of Interest.

          Interest will accrue on the aggregate principal balance of the securities (or, in the case of securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of securities (the "Class Security Balance") entitled to interest from the date, at the pass-through rate or interest rate, as applicable, and for the periods specified in the related prospectus supplement. The pass-through rate or interest rate applicable to each class of securities will be specified in the related prospectus supplement as either a fixed rate or adjustable rate. Other than with respect to a class of securities that provides for interest that accrues but is not currently payable ("Accrual Securities"), to the extent funds are available for the payment of interest on a class of securities, interest accrued during each specified period on that class of securities entitled to interest will be distributable on the payment dates specified in the prospectus supplement until the aggregate Class Security Balance of those securities has been distributed in full or, in the case of securities entitled only to distributions allocable to interest, until the aggregate notional amount of those securities is reduced to zero or for the period of time designated in the prospectus supplement. Except in the case of the Accrual Securities, the original Class Security Balance of each security will equal the aggregate distributions allocable to principal to which such security is entitled. Distributions allocable to interest on each security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such security. The notional amount of a security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

          Interest payable on the securities of a series on a payment date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues over a period ending two or more days prior to a payment date, the effective yield to securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding such payment date, and the effective yield (at par) to securityholders will be less than the indicated coupon rate.

          With respect to any class of Accrual Securities, if specified in the prospectus supplement, any interest that has accrued but is not paid on a given payment date will be added to the aggregate Class Security Balance of such class of securities on that payment date and thereafter will itself accrue interest as part of the aggregate Class Security Balance. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in such prospectus supplement. Prior to the occurrence of those specified events, the beneficial ownership interest in the trust or the principal balance, as applicable, of such class of Accrual Securities, as reflected in the aggregate Class Security Balance of such class of Accrual Securities, will increase on each payment date by the amount of interest that accrued on that class of Accrual Securities during the preceding interest accrual period.

Distributions of Principal.

          The prospectus supplement will specify the method by which the amount of principal to be distributed on the securities on each payment date will be calculated and the manner in which such amount will be allocated among the classes of securities entitled to distributions of principal. The aggregate Class Security Balance of any class of securities entitled to distributions of principal generally will equal the aggregate original Class Security Balance specified in the related prospectus supplement for that class, reduced by all distributions allocable to principal previously made to the holders of that class of securities and by any allocations of realized losses to that class, and, in the case of Accrual Securities, increased by all interest accrued but not then distributable on such Accrual Securities, as specified in the prospectus supplement. The aggregate Class Security Balance for adjustable rate securities may also be subject to the effects of negative amortization.

          If so provided in the prospectus supplement, one or more classes of securities will be entitled to receive all or a disproportionate percentage of the principal prepayments made with respect to a payment date in the percentages and under the circumstances or for the periods specified in that prospectus supplement. This allocation of principal prepayments to that class or those classes of securities will have the effect of accelerating the amortization of those securities while increasing the interests evidenced by one or more other classes of securities issued by the related trust. Increasing the interests of the other classes of securities relative to that of certain securities is intended to preserve the availability of the subordination provided by those other classes of securities. See "Credit Enhancement--Subordination" in this prospectus for more detail.

Unscheduled Distributions.

          If specified in the prospectus supplement, the securities will be subject to receipt of distributions before the next scheduled payment date under the circumstances and in the manner described below and in such prospectus supplement. If applicable, the trustee will be required to make these unscheduled distributions on the day and in the amount specified in the prospectus supplement if, due to substantial payments of principal (including principal prepayments) on the trust assets, the trustee or the servicer determines that the funds available or anticipated to be available from the Collection Account and, if applicable, any reserve account, on the next scheduled payment date may be insufficient to make required distributions on the securities on that payment date. Unless otherwise specified in the prospectus supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the securities on the next payment date. Unless otherwise specified in the prospectus supplement, the unscheduled distributions will include interest at the applicable pass-through rate, if any, or interest rate, if any, on the portion of the unscheduled distribution that is allocable to principal for the period and to the date specified in the prospectus supplement.

Advances

          To the extent provided in the prospectus supplement, the servicer will be required to advance on or before each payment date (from its own funds, funds advanced by subservicers or funds held in the Collection Account for future distributions to the holders of securities of the related series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related determination date (as specified in the prospectus supplement) and were not advanced by any subservicer, subject to the servicer's determination that such advances may be recoverable out of late payments by borrowers, liquidation proceeds, insurance proceeds or otherwise. The servicer does not currently have systems in place to allow it to make interest and/or principal advances.

          If the servicer is required to make advances, it will endeavor to maintain a regular flow of scheduled interest and principal payments to securityholders, rather than to guarantee or insure against losses. If advances are made by the servicer from cash being held for future distribution to securityholders, the servicer will replace the funds advanced on or before any future payment date to the extent that funds in the applicable Collection Account on that payment date would be less than the amount required to be available for distributions to securityholders on that date. Any funds advanced with respect to a given loan will be reimbursable to the servicer out of recoveries on that loan (which recoveries will include late payments made by the related borrower, any related insurance proceeds, liquidation proceeds or proceeds of any loan purchased by the sponsor, a subservicer or a seller pursuant to the related Transaction Document). Advances by the servicer (and any advances by a subservicer) also will be reimbursable to the servicer (or subservicer) from cash otherwise distributable to securityholders (including the holders of senior securities) to the extent that the servicer determines that any advances previously made are not ultimately recoverable from recoveries on the related loans.

          To the extent provided in the prospectus supplement, the servicer also will be obligated to make advances in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis, but only to the extent those advances would be recoverable out of insurance proceeds, liquidation proceeds or otherwise. These advances are reimbursable to the servicer to the extent permitted by the related Transaction Document. The obligations of the servicer to make advances may be supported by a cash advance reserve account, a surety bond or other arrangement of the type described in this prospectus under "Credit Enhancement," and in each case as described in the prospectus supplement.

          If specified in the prospectus supplement, in the event the servicer or a subservicer fails to make a required advance, the trustee, in its capacity as successor servicer, will be obligated to make the advance. If the trustee makes this type of advance, it will be entitled to reimbursement to the same extent and in the same manner that the servicer or a subservicer would have been entitled to reimbursement if it had made the advance. See "Description of the Securities--Distributions on Securities" in this prospectus for more detail.

Compensating Interest

          Payments may be received on loans in the trust which represent either a principal prepayment in full or a principal payment which is in excess of the scheduled monthly payment and which is not intended to cure a delinquency. If specified in the prospectus supplement, the servicer will be required to remit to the trustee with respect to each of these types of payments during any due period an amount equal to either (1) the excess, if any, of (a) thirty (30) days' interest on the principal balance of the related loan at the loan rate net of the per annum rate at which the servicer's servicing fee accrues, over (b) the amount of interest actually received on the loan during the related due period, net of the servicer's servicing fee or (2) such other amount as described in the prospectus supplement. This amount remitted to the trustee by the servicer will be limited to amounts otherwise payable to the servicer as servicing compensation.

Reports to Securityholders

          Prior to or concurrently with each distribution on a payment date, the servicer or the trustee will furnish to each securityholder of record of the related series a statement setting forth, to the extent applicable to such series of securities, among other things:

          o the amount of the distribution made on that payment date that is allocable to principal, separately identifying the aggregate amount of any principal prepayments and, if specified in the prospectus supplement, any applicable prepayment penalties included therein;

          o the amount of the distribution made on that payment date that is allocable to interest;

          o    the amount of any advance made during the related due period;

          o the aggregate amount (a) otherwise allocable to the subordinated securityholders on that payment date, and (b) withdrawn from the reserve account, if any, that is included in the amounts distributed to the senior securityholders;

          o the outstanding principal balance or notional amount, as applicable, of each class of the related series after giving effect to all distributions of principal on that payment date;

          o the percentage of principal payments on the loans (excluding prepayments), if any, which each class will be entitled to receive on the related payment date;

          o the percentage of principal prepayments on the loans, if any, which each such class will be entitled to receive on the related payment date;

          o the amount of the servicing compensation retained or withdrawn from the Collection Account by the servicer, and the amount of additional servicing compensation received by the servicer attributable to penalties, fees, excess liquidation proceeds and other similar charges and items;

          o    the number and aggregate principal balances of loans which are:

               o not in foreclosure but are delinquent (A) 1 to 30 days, (B) 31 to 60 days, (C) 61 to 90 days and (D) 91 or more days, as of the close of business on the last day of the calendar month preceding that payment date; and

               o in foreclosure and are delinquent (A) 1 to 30 days, (B) 31 to 60 days, (C) 61 to 90 days and (D) 91 or more days, as of the close of business on the last day of the calendar month preceding that payment date;

          o the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure and held as of the last day of the calendar month preceding that payment date;

          o the pass-through rate or interest rate, as applicable, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

          o if applicable, the amount remaining in any reserve account at the close of business on that payment date;

          o the pass-through rate or interest rate, as applicable, as of the day prior to the immediately preceding payment date; and

          o any amounts remaining under letters of credit, pool insurance policies or other forms of credit enhancement after distributions made on that payment date.

          The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

          In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each securityholder of record at any time during that calendar year a report of information as may be deemed necessary or desirable for securityholders to prepare their tax returns.

Categories of Classes of Securities

          The securities of any series may be comprised of one or more classes. These classes generally fall into different categories. The following chart identifies and generally defines certain of the more typical categories of security classes. The prospectus supplement for a series of securities may identify the classes which comprise that series by reference to the following categories.

        Categories of Classes                          Definition
                                 PRINCIPAL TYPES

Accretion Directed...................   A class that receives principal payments
                                        from the accreted interest from
                                        specified accrual classes. An accretion
                                        directed class also may receive
                                        principal payments from principal paid
                                        on the trust assets.

Component Securities.................   A class consisting of "components." The
                                        components of a class of component
                                        securities may have different principal
                                        and/or interest payment characteristics
                                        but together constitute a single class.
                                        Each component of a class of component
                                        securities may be identified as falling
                                        into one or more of the categories in
                                        this chart.

        Categories of Classes                          Definition
Notional Amount Securities...........   A class having no principal balance and
                                        bearing interest on the related notional
                                        amount. The notional amount is used for
                                        purposes of the determination of
                                        interest distributions.

Planned Principal Class (or PACs)....   A class that is designed to receive
                                        principal payments using a predetermined
                                        principal balance schedule derived by
                                        assuming two constant prepayment rates
                                        for the trust assets. These two rates
                                        are the endpoints for the "structuring
                                        range" for the planned principal class.
                                        The planned principal classes in any
                                        series of securities may be subdivided
                                        into different categories (e.g., primary
                                        planned principal classes, secondary
                                        planned principal classes and so forth)
                                        having different effective structuring
                                        ranges and different principal payment
                                        priorities. The structuring range for
                                        the secondary planned principal class of
                                        a series of securities will be narrower
                                        than that for the primary planned
                                        principal class of such series.

Scheduled Principal Class............   A class that is designed to receive
                                        principal payments using a predetermined
                                        principal balance schedule but is not
                                        designated as a planned principal class
                                        or targeted principal class. In many
                                        cases, the schedule is derived by
                                        assuming two constant prepayment rates
                                        for the trust assets. These two rates
                                        are the endpoints for the "structuring
                                        range" for the scheduled principal
                                        class.

Sequential Pay.......................   Classes that receive principal payments
                                        in a prescribed sequence, that do not
                                        have predetermined principal balance
                                        schedules and that receive payments of
                                        principal, when amounts are available to
                                        make payments of principal, continuously
                                        from the first payment date on which
                                        they receive principal until they are
                                        retired. A single class that receives
                                        principal payments before or after all
                                        other classes in the same series of
                                        securities may be identified as a
                                        sequential pay class.

Strip................................   A class that receives a constant
                                        proportion, or "strip," of the principal
                                        payments on the trust assets. The
                                        constant proportion of such

        Categories of Classes                          Definition
                                        principal payments may or may not vary
                                        for each trust asset included in the
                                        trust and will be calculated in the
                                        manner described in the prospectus
                                        supplement. These classes may also
                                        receive payments of interest.

Support Class (or Companion Class)...   A class that receives principal payments
                                        on any payment date only if scheduled
                                        payments have been made on specified
                                        planned principal classes, targeted
                                        principal classes and/or scheduled
                                        principal classes.

Targeted Principal Class..............  A class that is designed to receive principal payments using a predetermined
                                        principal balance schedule derived by
                                        assuming a single constant prepayment
                                        rate for the trust assets.

                                 INTEREST TYPES

Accrual..............................   A class that accretes the amount of
                                        accrued interest otherwise distributable
                                        on the class, which amount will be added
                                        as principal to the principal balance of
                                        the class on each applicable payment
                                        date. The accretion may continue until
                                        some specified event has occurred or
                                        until the class is retired.

Fixed Rate...........................   A class with a pass-through rate or
                                        interest rate that is fixed throughout
                                        the life of the class.

Floating Rate........................   A class with a pass-through rate or
                                        interest rate that resets periodically
                                        based upon a designated index and that
                                        varies directly with changes in that
                                        index.

Inverse Floating Rate................   A class with a pass-through rate or
                                        interest rate that resets periodically
                                        based upon a designated index and that
                                        varies inversely with changes in such
                                        index.

Interest Only (or IO)................   A class that receives some or all of the
                                        interest payments made on the trust
                                        assets and little or no principal.
                                        Interest only certificates have either a
                                        nominal principal balance or a notional
                                        amount. A nominal principal balance
                                        represents actual principal that will be
                                        paid on the class. It is referred to as
                                        nominal since it is extremely small
                                        compared to other classes. A notional

        Categories of Classes                          Definition
                                        amount is an amount used as a reference
                                        to calculate the amount of interest due
                                        on an interest only security but is
                                        never actually paid out as principal on
                                        the class.

Partial Accrual......................   A class that accretes a portion of the
                                        amount of accrued interest thereon,
                                        which amount will be added to the
                                        principal balance of the class on each
                                        applicable payment date, with the
                                        remainder of the accrued interest to be
                                        distributed currently as interest on the
                                        class on each applicable payment date.
                                        The accretion of designated amounts of
                                        the interest may continue until a
                                        specified event has occurred or until
                                        the class is retired.

Principal Only (or PO)...............   A class that does not bear interest and
                                        is entitled to receive only
                                        distributions in respect of principal.

Variable Rate........................   A class with a pass-through rate or
                                        interest rate that resets periodically
                                        and is calculated by reference to the
                                        rate or rates of interest applicable to
                                        specified assets or instruments (e.g.,
                                        the loan rates borne by the loans in the
                                        trust).

Book-Entry Registration of Securities

          We expect that the securities of each series will be issued in uncertificated book-entry form, and that persons acquiring beneficial ownership interests in the securities will hold their securities through the DTC in the United States, or upon request, security owners may hold securities through DTC via Clearstream Banking "societe anonyme," Luxembourg ("Clearstream"), or Euroclear (in Europe) if they are participants of such systems or indirectly through organizations which are participants in such systems. Each class of book-entry securities will be issued as one or more securities which equal the aggregate principal amount of the securities of each class and will initially be registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry securities in minimum denominations set forth in the trust agreements. Except in limited circumstances, no beneficial owner acquiring a book-entry security will be entitled to receive a physical security representing such security. Unless and until definitive securities are issued, it is anticipated that the only

"securityholders" of the securities will be Cede & Co. as nominee of DTC or such other nominee as may be requested by an authorized representative of DTC. Security owners will not be securityholders as that term is used in the related trust agreements or prospectus supplement. Security owners can only exercise their rights indirectly through DTC participants, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and DTC.

          A security owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Clearstream or Euroclear, as appropriate). Certificate owners will receive all payments of principal of, and interest on, the securities from the trustee through DTC and DTC participants. While the securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit payments of principal of, and interest on, the securities.

          Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers, clearing corporations and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly, with whom certificate owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective certificate owners. Accordingly, although certificate owners will not possess securities, the rules provide a mechanism by which security owners will receive payments and will be able to transfer their interest.

          Security owners will not receive or be entitled to receive securities representing their respective interests in the securities, except in limited circumstances. Unless and until definitive securities are issued, security owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing such participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of such securities, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing security owners.

          Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

          Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

          Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.

          DTC, which is a New York-chartered limited-purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as nominee for another person. In general, beneficial ownership of book-entry securities will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

          Clearstream is a duly licensed bank organized as a "societe anonyme" (limited liability company) incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in Clearstream in a number of currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to the supervision and oversight of the Commission de Surveillance du Secteur Financier and the Banque centrale du Luxembourg. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

          Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear Clearance System Public Limited Company (ECSplc) and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator").

          The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. The Euroclear Operator provides Euroclear participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services.

          Non-participants of Euroclear may hold and transfer book-entry interests in the securities through accounts with a direct Participant of Euroclear or any other securities intermediary that holds a book-entry interest in the securities through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

          The Euroclear Operator is regulated and examined by the Belgian Banking, Finance and Insurance Commission and the National Bank of Belgium. Securities clearance accounts and cash accounts with Euroclear Operator are governed by the "Terms and Conditions Governing Use of Euroclear" and the related "Operating Procedures of the Euroclear System" and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

          Payments on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book-entry securities that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry securities that it represents.

          Under a book-entry format, beneficiary owners of the book-entry securities may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee or trust collateral agent to Cede & Co. as nominee or such other nominee as may be requested by an authorized representative of DTC. Payments with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry securities to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such book-entry security, may be limited due to the lack of physical securities for such book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical securities.

          Periodic reports on the issuer will be provided to Cede & Co. as nominee or such other nominee as may be requested by an authorized representative of DTC, and may be made available by Cede & Co. or such other selected DTC nominee, to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depositary, and to the financial intermediaries to whose DTC accounts the book-entry securities of such beneficial owners are credited.

          DTC will advise the trustee with respect to each series of securities that, unless and until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the trust agreements only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry securities. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a securityholder under the trust agreements on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

          Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

          Neither the company, the seller, the servicer, the trustee nor the trust collateral agent will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co. as nominee or such other nominee as may be requested by an authorized representative of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                               Credit Enhancement

General

          Credit enhancement may be provided with respect to one or more classes of a series of securities or with respect to the related trust assets. Credit enhancement may be in the form of:

          o a limited financial guaranty policy issued by an entity named in the prospectus supplement;

          o the subordination of one or more classes of the securities of such series;

          o    the establishment of one or more reserve accounts;

          o    the use of a cross-collateralization feature;

          o    use of a mortgage pool insurance policy;

          o    FHA insurance or VA guarantee;

          o    bankruptcy bond;

          o    special hazard insurance policy;

          o    surety bond;

          o    letter of credit;

          o    demand note;

          o    guaranteed investment contract;

          o    over-collateralization; or

          o another method of credit enhancement contemplated in this prospectus and described in the prospectus supplement, or any combination of the foregoing.

          Unless otherwise specified in the prospectus supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the securities and interest on the securities. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, securityholders will bear their allocable share of any deficiencies.

          If specified in the prospectus supplement, the coverage provided by one or more of the forms of credit enhancement described in this prospectus may apply concurrently to two or more separate trusts. If applicable, the prospectus supplement will identify the trusts to which such credit enhancement relates and the manner of determining the amount of coverage provided to those trusts by the credit enhancement and of the application of that coverage to the related trusts.

Subordination

          If specified in the prospectus supplement, protection afforded to holders of one or more classes of securities of a series may be made by means of a subordination feature. This protection may be accomplished by providing a preferential right to holders of senior securities in a series to receive distributions in respect of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would have been payable to holders of subordinate securities in that series, under the circumstances and to the extent specified in the prospectus supplement. Subordination protection may also be afforded to the holders of senior securities by reducing the ownership interest (if applicable) of the related subordinate securities, which protection may or may not be in conjunction with the protection described in the immediately preceding sentence.

Finally, protection may be afforded to the holders of senior securities by application of a subordination feature in another manner as described as described in the prospectus supplement.

          If a subordination feature is present with respect to a given series, delays in receipt of scheduled payments on the loans and losses on defaulted loans may be borne first by the various classes of subordinate securities and only thereafter by the various classes of senior securities, in each case under the circumstances and subject to the limitations specified in the prospectus supplement. The aggregate distributions in respect of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses in respect of defaulted loans which must be borne by the subordinate securities by virtue of subordination and the amount of the distributions otherwise distributable to the subordinate securityholders that will be distributable to senior securityholders on any payment date all may be limited as specified in the prospectus supplement. If aggregate distributions in respect of delinquent payments on the loans or aggregate losses in respect of the related loans were to exceed the amount specified in the prospectus supplement, then holders of senior securities would experience losses.

          As specified in the prospectus supplement, all or any portion of distributions otherwise payable to holders of subordinate securities on any payment date may instead be deposited into one or more reserve accounts established with the trustee or distributed to holders of senior securities. The prospectus supplement will describe whether deposits are made into a reserve account on each payment date, only during specified periods, only until the balance in the related reserve account has reached a specified amount, only to replenish amounts in the related reserve account following payments from the reserve account to holders of senior securities or otherwise. Amounts on deposit in a reserve account may be released to the holders of certain classes of securities at the times and under the circumstances specified in the prospectus supplement.

          If specified in the prospectus supplement, various classes of senior securities and subordinate securities may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinate securities, respectively, through a cross-collateralization mechanism or otherwise. As between classes of senior securities and as between classes of subordinate securities, distributions may be allocated among the classes:

          o    in the order of their scheduled final payment dates;

          o    in accordance with a schedule or formula;

          o    in relation to the occurrence of events; or

          o    otherwise, as specified in the prospectus supplement.

          As between classes of subordinate securities, payments to holders of senior securities on account of delinquencies or losses and payments to any reserve account will be allocated as specified in the prospectus supplement.

Letter of Credit

          The letter of credit, if any, with respect to a series of securities will be issued by the bank or financial institution specified in the prospectus supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the prospectus supplement of the aggregate principal balance of the loans on the related Cut-Off Date or of one or more classes of securities. If specified in the prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the prospectus supplement or the termination of the trust. See "The Transaction Documents--Termination; Optional Termination" in this prospectus for more detail. A copy of the letter of credit for a series, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed within four days of issuance of the securities of the related series.

Insurance Policies, Surety Bonds and Guaranties

          If provided in the prospectus supplement, deficiencies in amounts otherwise payable on the securities or certain classes of securities will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. These instruments may cover, with respect to one or more classes of securities, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the prospectus supplement. In addition, if specified in the prospectus supplement, a trust may also include a bankruptcy bond, a special hazard insurance policy, a demand note or other insurance or guaranties for the purpose of:

          o maintaining timely payments or providing additional protection against losses on the assets included in such trust;

          o    paying administrative expenses; or

          o establishing a minimum reinvestment rate on the payments made in respect of those assets or principal payment rate on those assets.

          These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement. A copy of any of these types of instruments for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed with the Commission within four days of issuance of the securities.

Over-Collateralization

          Over-collateralization exists when the principal balance of the loans supporting a class or classes of securities exceeds the principal balance of the class or classes of securities themselves. If provided for in the prospectus supplement, a portion of the interest payment received on the loans during a due period may be paid to the securityholders on the related payment date as an additional distribution of principal on a certain class or classes of securities. This payment of interest as principal would accelerate the rate of payment of principal on the class or classes of securities relative to the principal balance of the loans in the related trust and thereby create over-collateralization.

Reserve Accounts

          If specified in the prospectus supplement, credit support with respect to a series of securities will be provided by the establishment and maintenance with the related trustee, in trust, of one or more reserve accounts for the series. The prospectus supplement will specify whether or not any reserve accounts so established will be included in the trust for such series.

          Amounts deposited in the reserve account for a series will be specified in the prospectus supplement and may include:

          o cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination of the foregoing in an aggregate amount specified in the prospectus supplement; or

          o amounts generated by the trust assets deposited from time to time to which the subordinate securityholders, if any, would otherwise be entitled.

          Any amounts on deposit in the reserve account and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in investments consisting of United States government securities and other high-quality investments ("Permitted Investments"). Any instrument deposited in a reserve account will name the trustee, in its capacity as trustee for securityholders, or such other entity as is specified in the prospectus supplement, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the securities. Additional information with respect to instruments deposited in the reserve accounts will be set forth in the prospectus supplement.

          Any amounts on deposit in the reserve accounts and payments on instruments deposited therein will be available for withdrawal from the reserve account for distribution to the holders of securities of the related series for the purposes, in the manner and at the times specified in the prospectus supplement.

Pool Insurance Policies

          If specified in the prospectus supplement, a separate pool insurance policy will be obtained for the pool and issued by the credit enhancer named in the prospectus supplement. Each pool insurance policy will, subject to the limitations described below, cover loss by reason of default in payment on loans in the pool in an amount equal to a percentage specified in the prospectus supplement of the aggregate principal balance of those loans on the Cut-Off Date. As more fully described below, the servicer will present claims under the pool insurance policy to the credit enhancer on behalf of itself, the trustee and the holders of the securities of the related series. The pool insurance policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted loans and only upon satisfaction of certain conditions precedent described below.

          The pool insurance policies generally will provide that no claims may be validly presented unless:

          o hazard insurance on the related property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

          o if there has been physical loss or damage to the property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and

          o the insured has acquired good-and merchantable title to the property free and clear of liens except certain permitted encumbrances.

          Upon satisfaction of these conditions, the credit enhancer will have the option either:

          o to purchase the property securing the defaulted loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the loan rate to the date of such purchase and certain expenses incurred by the servicer on behalf of the trustee and securityholders; or

          o to pay the amount by which the sum of the principal balance of the defaulted loan plus accrued and unpaid interest at the loan rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the property.

          If any property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the pool insurance policy, the servicer will not be required to expend its own funds to restore the damaged property unless it determines that (a) such a restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the servicer for its expenses and (b) those expenses it incurs will be recoverable by it through proceeds of the sale of the property or proceeds of the related pool insurance policy.

          Like many primary insurance policies, the pool insurance policies may not insure against loss sustained by reason of a default arising from, among other things:

          o fraud or negligence in the origination or servicing of a loan, including misrepresentation by the borrower, the originator or persons involved in the origination of the loan; or

          o failure to construct a property in accordance with plans and specifications.

A failure of coverage attributable to one of the these events might result in a breach of the related seller's representations regarding the loan and might give rise to an obligation on the part of the seller to repurchase the defaulted loan if it is unable to cure the breach. No pool insurance policy will cover a claim in respect of a defaulted loan if the servicer of the loan was not approved by the applicable insurer either at the time of default or thereafter.

          The amount of coverage available under each pool insurance policy generally will be reduced over the life of the related securities by the positive difference, if any, between the aggregate dollar amount of claims paid under the pool insurance policy minus the aggregate of the net amounts realized by the credit enhancer upon disposition of the related foreclosed properties. The amount of claims paid will include certain expenses incurred by the servicer as well as accrued interest on delinquent loans to the date of payment of the claim or another date set forth in the prospectus supplement. Accordingly, if aggregate net claims paid under any pool insurance policy reach the original policy limit, coverage under that pool insurance policy will be exhausted and any further losses will be borne by the related securityholders.

Cross Support

          If specified in the prospectus supplement, separate groups of assets included in a trust may be evidenced by or secure only specified classes of the related series of securities. If this is the case, credit support may be provided by a cross support feature. This cross support feature would require that cashflow received with respect to a particular group of assets first be distributed as payments on the class of securities specifically related to those assets, but after the necessary payments with respect to that class were made, remaining cashflow from those assets would be available to make payments on one or more other classes issued by the same trust. The prospectus supplement for a series of securities which includes a cross support feature will describe the manner and conditions for applying this cross support feature.

Other Insurance, Guaranties, Letters of Credit and Similar Instruments or Agreements

          If specified in the prospectus supplement, a trust may also include insurance, guaranties, letters of credit or similar arrangements for the purpose of:

          o maintaining timely payments or providing additional protection against losses on the assets included in the trust;

          o    paying administrative expenses; or

          o establishing a minimum reinvestment rate on the payments made in respect of those assets or principal payment rate on those assets.

          These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement.

                       Yield and Prepayment Considerations

          The yields to maturity and weighted average lives of the securities will be affected primarily by the amount and timing of principal payments received on or in respect of the trust assets. The original terms to maturity of the loans in a given pool will vary depending upon the


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

type of loans included therein. Each prospectus supplement will contain information with respect to the type and maturities of the loans in the related pool. The prospectus supplement will specify the circumstances, if any, under which the related loans will be subject to prepayment penalties. The prepayment experience on the loans in a pool will affect the weighted average life of the securities.

          The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the loan rates borne by the loans, such loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such loan rates. Conversely, if prevailing interest rates rise appreciably above the loan rates borne by the loans, such loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below such loan rates. However, there can be no assurance that such will be the case.

          The rate of prepayment on the loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and the sponsor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, such loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the revolving credit line loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgage loans. The prepayment experience of the trust may be affected by a wide variety of factors, including:

          o    general economic conditions;

          o    prevailing interest rate levels;

          o    the availability of alternative financing;

          o    homeowner mobility;

          o the frequency and amount of any future draws on any revolving credit line loans;

          o the amounts of, and interest rates on, the underlying senior mortgage loans; and

          o the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles.

          Accordingly, the loans may experience a higher rate of prepayment than traditional fixed rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the loans. The enforcement of due-on-sale provision will have the same effect as a prepayment of the related loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in this prospectus for more detail.

          The yield to an investor who purchases securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the loans is actually different than the rate anticipated by the investor at the time the securities were purchased.

          Collections on home equity loans may vary because, among other things, borrowers may:

          o make payments during any month as low as the minimum monthly payment for that month or, during the interest-only period for certain revolving credit line loans and, in more limited circumstances, closed-end loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month;

          o make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon;

          o    fail to make the required periodic payments; or

          o vary payments month to month due to seasonal purchasing and other personal payment habits.

          As specified in the prospectus supplement, certain of the conventional loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the related property. Loans insured by the FHA, and single family loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on those loans may be lower than that of conventional loans bearing comparable interest rates. The servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "Certain Legal Aspects of the Loans" in this prospectus for a description of certain provisions of each Transaction Document and certain legal developments that may affect the prepayment experience on the loans.

          When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the prepaid loan not for the entire month in which the prepayment is made, but only for the number of days in the month actually elapsed up to the date of the prepayment. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to securityholders because interest on the principal amount of any prepaid loan will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the prepaid loans on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in the month in which the partial prepayment was made. Generally, neither full nor partial prepayments will be passed through or paid to securityholders until the month following receipt.

          Even assuming that the properties provide adequate security for the loans, substantial delays could be encountered in connection with the liquidation of defaulted loans, which would give rise to corresponding delays in the receipt by securityholders of the proceeds of a liquidation. An action to foreclose on a property securing a loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the servicer to foreclose on or sell the property or to obtain liquidation proceeds sufficient to repay all amounts due on the related loan. In addition, the servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due and not yet repaid on defaulted loans, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

          Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the mortgage loan being liquidated. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small outstanding principal balance as it would in the case of a defaulted mortgage loan having a large outstanding principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance for the former mortgage loan as opposed to the latter.

          If the rate at which interest is passed through or paid to the holders of securities of a series is calculated on a loan-by-loan basis, disproportionate principal prepayments among loans with different loan rates will affect the yield on such securities. In most cases, the effective yield to securityholders will be lower than the yield otherwise produced by the applicable pass-through rate or interest rate and purchase price, because while interest will accrue on each loan from the first day of the month (unless otherwise specified in the prospectus supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

          Under certain circumstances, the servicer, the holders of the residual interests in a REMIC or any person specified in the prospectus supplement may have the option to purchase the assets of a trust and thereby effect earlier retirement of the related series of securities. See "The Transaction Documents--Termination; Optional Termination" in this prospectus for more detail.

          The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the trust assets at any time or over the lives of the securities.

          The prospectus supplement will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the securities.

                            The Transaction Documents

          Set forth below is a description of the material provisions of the Transaction Documents which are not described elsewhere in this prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Transaction Document. Where particular provisions or terms used in the Transaction Documents are referred to, such provisions or terms are as specified in the Transaction Documents. As specified in the related prospectus supplement, certain of the rights of securityholders described below may be exercised by the credit enhancer for the related series of securities without the consent of the securityholders and certain rights of securityholders may not be exercised without the written consent of the credit enhancer.

Assignment of the Trust Assets

          Assignment of the Loans. At the time of issuance of the securities, the sponsor will cause the loans to be assigned or pledged to the trustee for the benefit of the securityholders, without recourse, together with all principal and interest received by or on behalf of the sponsor on or with respect to such loans after the Cut-Off Date, other than principal and interest due on or before the Cut-Off Date and other than any amounts specified in the prospectus supplement. Concurrently with this sale, the trustee will deliver the securities to the sponsor in exchange for the loans. Each loan will be identified in a schedule appearing as an exhibit to the related Transaction Document. Such schedule will include information as to the outstanding principal balance of each loan after application of payments due on or before the Cut-Off Date, as well as information regarding the loan rate or annual percentage rate, the maturity of the loan, the LTVs or CLTVs, as applicable, at origination and certain other information.

          Unless otherwise specified in the prospectus supplement, the related Transaction Document will require that, within the time period specified therein, the sponsor will also deliver or cause to be delivered to the trustee or, if so indicated in the prospectus supplement, a separate custodian appointed by the trustee pursuant to a custodial agreement, as to each mortgage loan or home equity loan, among other things:

          o the mortgage note or contract endorsed without recourse in blank or to the order of the trustee;

          o the mortgage, deed of trust or similar instrument with evidence of recording indicated thereon, except that in the case of any mortgage not returned from the public recording office, the sponsor will deliver or cause to be delivered a copy of such mortgage together with a certificate that the original of the mortgage was delivered to such recording office;

          o an assignment of the mortgage to the trustee, which assignment will be in recordable form in the case of a mortgage assignment; and

          o all other security documents, including those relating to any senior interests in the property, that are specified in the prospectus supplement or the related Transaction Document.

          If specified in the prospectus supplement, the sponsor will promptly cause the assignments of the loans to be recorded in the appropriate public office for real property records. If specified in the prospectus supplement, some or all of the loan documents may not be delivered to the trustee until after the occurrence of certain events specified in the prospectus supplement.

          In lieu of delivering the mortgage or deed of trust and an assignment of the mortgage to the trustee, for any loans registered on the MERS(R) System the sponsor will cause the trustee to be recorded as the beneficial owner of the loans pursuant to the MERS rules for electronically tracking changes in ownership rights.

          Unless otherwise specified in the prospectus supplement, the sponsor will, as to each home improvement contract, deliver or cause to be delivered to the trustee the original home improvement contract and copies of documents and instruments related to each home improvement contract and, other than in the case of unsecured home improvement contracts, the security interest in the property securing such home improvement contract. In order to give notice of the right, title and interest of securityholders to the home improvement contracts, the sponsor will cause a UCC-1 financing statement to be executed by the sponsor or the servicer identifying the trustee as the secured party and identifying all home improvement contracts as collateral. Unless otherwise specified in the prospectus supplement, the home improvement contracts will not be stamped or otherwise marked to reflect their assignment to the trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the home improvement contracts without notice of the assignment, the interest of securityholders in the home improvement contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts" in this prospectus for more detail.

          The trustee or the appointed custodian will review the loan documents within the time period specified in the prospectus supplement after receipt thereof to ascertain that all required documents have been properly executed and received, and the trustee will hold the loan documents in trust for the benefit of the related securityholders. Unless otherwise specified in the prospectus supplement, if any loan document is found to be missing or defective in any material respect, the trustee or the custodian, as appropriate, will notify the servicer and the sponsor, and the servicer will notify the related seller. If the related seller cannot cure the omission or defect within the time period specified in the prospectus supplement after receipt of notice from the servicer, the seller will be obligated to either purchase the related loan from the trust at the Purchase Price or, if so specified in the prospectus supplement, remove such loan from the trust and substitute in its place one or more other loans that meets certain requirements as set forth in the prospectus supplement. There can be no assurance that a seller will fulfill this purchase or substitution obligation. Unless otherwise specified in the prospectus supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a loan document.

          Notwithstanding the foregoing provisions, with respect to a trust for which a REMIC election is to be made, no purchase or substitution of a loan will be made if the purchase or substitution would result in a prohibited transaction tax under the Code.

          No Recourse to Sellers; Sponsor or Servicer. As described under "-Assignment of the Loans" in this prospectus, the sponsor will cause the loans comprising the trust to be assigned or pledged to the trustee, without recourse. However, each seller will be obligated to repurchase or substitute for any loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the loans as more fully described in this prospectus under "Assignment of the Loans" and "Loan Program--Representations by Sellers; Repurchases." These obligations to purchase or substitute constitute the sole remedy available to the securityholders or


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

the trustee for a breach of any such representation or warranty or failure to deliver a constituent document.

Payments on Loans; Deposits to Collection Account

          The servicer will establish and maintain or cause to be established and maintained with respect to the each trust a separate account or accounts for the collection of payments on the trust assets in the trust (the "Collection Account"). The prospectus supplement may provide for other requirements for the Collection Account, but if it does not, then the Collection Account must be either:

          o maintained with a depository institution the short-term debt obligations of which (or, in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of such holding company) are rated in one of the two highest short-term rating categories by the rating agency that rated one or more classes of the related series of securities;

          o an account or accounts the deposits in which are fully insured by the FDIC;

          o an account or accounts the deposits in which are insured by the FDIC to the limits established by the FDIC and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, securityholders have a claim with respect to the funds in such account or accounts, or a perfected first-priority security interest against any collateral securing those funds, that is superior to the claims of any other depositors or general creditors of the depository institution with which such account or accounts are maintained; or

          o an account or accounts otherwise acceptable to such rating agency.

          The collateral eligible to secure amounts in the Collection Account is limited to Permitted Investments. A Collection Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding payment date in Permitted Investments. The servicer or its designee will be entitled to receive any interest or other income earned on funds in the Collection Account as additional compensation and will be obligated to deposit in the Collection Account the amount of any loss when realized. The Collection Account may be maintained with the servicer or with a depository institution that is an affiliate of the servicer, provided it meets the standards set forth above.

          The servicer will deposit or cause to be deposited in the Collection Account for each trust, to the extent applicable and unless otherwise specified in the prospectus supplement and provided in the related Transaction Document, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-Off Date (other than certain payments due on or before the Cut-Off Date and any excluded amounts):

          o all payments on account of principal and interest (which may be net of the applicable servicing compensation), including principal prepayments and, if specified in the prospectus supplement, any applicable prepayment penalties, on the loans;


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

          o all net insurance proceeds, less any incurred and unreimbursed advances made by the servicer, of the hazard insurance policies, to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the servicer's normal servicing procedures;

          o all proceeds received in connection with the liquidation of defaulted loans, less any expenses of liquidation and any unreimbursed advances made by the servicer with respect to the liquidated loans;

          o any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure;

          o all advances as described in this prospectus under "Description of the Securities--Advances";

          o all proceeds of any loan or property in respect thereof repurchased by any seller as described in this prospectus under "Loan Program--Representations by Sellers; Repurchases" or "--Assignment of Trust Assets" and all proceeds of any loan repurchased as more fully described under "--Termination; Optional Termination" in this prospectus;

          o all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described in this prospectus under "--Hazard Insurance";

          o any amount required to be deposited by the servicer in connection with losses realized on investments for the benefit of the servicer of funds held in the Collection Account and, to the extent specified in the prospectus supplement, any payments required to be made by the servicer in connection with prepayment interest shortfalls; and

          o all other amounts required to be deposited in the Collection Account pursuant to the related agreement.

          The servicer or the sponsor, as applicable, may from time to time direct the institution that maintains the Collection Account to withdraw funds from the Collection Account for the following purposes:

          o to pay to the servicer the servicing fees described in the prospectus supplement and, as additional servicing compensation, earnings on or investment income with respect to funds in the Collection Account credited thereto;

          o to pay the servicer for any additional draws on home equity lines of credit mortgage loans that were funded by the servicer during the current collection period (but only to the extent of principal collections on the loans that are on deposit in the Collection Account);


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

          o to reimburse the servicer for advances made with respect to a loan, but only from amounts received that represent late payments of principal on, late payments of interest on, insurance proceeds received with respect to or liquidation proceeds received with respect to the same loan;

          o to reimburse the servicer for any advances previously made which the servicer has determined to be nonrecoverable;

          o to reimburse the servicer from insurance proceeds for expenses incurred by the servicer and covered by insurance policies;

          o to reimburse the servicer for unpaid servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the servicer in the performance of its servicing obligations, such right of reimbursement being limited to amounts received representing late recoveries of the payments for which the original advances were made;

          o to pay to the servicer, with respect to each loan or property acquired in respect thereof that has been purchased by the servicer pursuant to the Transaction Document, all amounts received thereon and not taken into account in determining the principal balance of that repurchased loan,

          o to reimburse the servicer or the sponsor for expenses incurred and reimbursable pursuant to the Transaction Document;

          o to withdraw any amount deposited in the Collection Account that was not required to be deposited therein; and

          o to clear and terminate the Collection Account upon termination of the Transaction Document.

          In addition, unless otherwise specified in the prospectus supplement, on or prior to the business day immediately preceding each payment date, the servicer shall withdraw from the Collection Account the amount of available funds, to the extent on deposit, for deposit in an account maintained by the trustee.

          The applicable Transaction Document may require the servicer to establish and maintain one or more escrow accounts into which mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained for mortgagors may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the servicer out of related assessments for maintaining hazard insurance, to refund to mortgagors amounts determined to be overages, to remit to mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the property and to clear and terminate any of the escrow accounts. The servicer will be solely responsible for administration of the escrow accounts and will be expected to make advances to such account when a deficiency exists therein.


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

Pre-Funding Account

          If provided in the prospectus supplement, the servicer will establish and maintain, in the name of the trustee on behalf of the securityholders, a pre-funding account into which the sponsor will deposit cash on the closing date. The pre-funding account will be maintained with the trustee. The deposit will not exceed 50% of the initial aggregate principal amount of the securities.

          The cash on deposit in the pre-funding account will be used by the trustee to purchase additional loans from the sponsor from time to time during the funding period. Monies on deposit in the prefunding account will not be available to cover losses on or in respect of the loans. The funding period for a trust will begin on the closing date and will end on the date specified in the prospectus supplement, which will not be later than one year after the closing date. Monies on deposit in the pre-funding account may be invested in Permitted Investments as specified in the related Transaction Document. Earnings on investment of funds in the pre-funding account will be applied as specified in the prospectus supplement and losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to securityholders as a prepayment of principal, in the manner and priority specified in the prospectus supplement.

          In addition, if provided in the prospectus supplement, on the related closing date the sponsor will make a deposit to a capitalized interest account, which will be maintained with the trustee. The funds on deposit in the capitalized interest account will be used solely to cover shortfalls in interest that may arise as a result of utilization of the pre-funding account. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the loans. To the extent that the entire amount on deposit in the capitalized interest account has not been used to cover shortfalls in interest by the end of the funding period, any remaining amounts will be paid to the sponsor.

Subservicing by Sellers

          The servicer may enter into subservicing agreements with any servicing entity which will act as the subservicer for the loans, which subservicing agreements will not contain any terms inconsistent with the related Transaction Document. While each subservicing agreement will be a contract solely between the servicer and the subservicer, the Transaction Document pursuant to which a series of securities is issued will provide that, if for any reason the servicer for that series of securities is no longer the servicer of the loans, the trustee or any successor servicer must recognize the subservicer's rights and obligations under the related subservicing agreement. Notwithstanding any subservicing arrangement, unless otherwise provided in the prospectus supplement, the servicer will remain liable for its servicing duties and obligations under the servicing agreement as if the servicer alone were servicing the loans.

Collection Procedures

          The servicer, directly or through one or more subservicers, will make reasonable efforts to collect all payments called for under the loans and will, consistent with each Transaction Document and any pool insurance policy, FHA insurance, VA guaranty, bankruptcy bond or alternative


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

arrangements, follow those collection procedures that are customary with respect to loans that are comparable to the loans. Consistent with the above, the servicer may, in its discretion:

          o waive any prepayment charge, assumption fee, subordination fee, late payment or other charge in connection with a loan; and

          o to the extent not inconsistent with the coverage of an individual loan by a pool insurance policy, FHA insurance, VA guaranty, bankruptcy bond or alternative arrangements, if applicable, suspend or reduce regular monthly payment on the loan for a period of up to six months, or arrange with the related borrower a schedule for the liquidation of delinquencies.

The servicer's obligation, if any, to make or cause to be made advances on a loan will remain during any period of this type of arrangement.

          Under the Transaction Document, the servicer will be required to enforce due-on-sale clauses with respect to any loans to the extent contemplated by the terms of those loans and permitted by applicable law. Where an assumption of, or substitution of liability with respect to, a loan is required by law, the servicer may permit the assumption of a loan, pursuant to which the borrower would remain liable on the related loan note, or a substitution of liability with respect to the loan, pursuant to which the new borrower would be substituted for the original borrower as being liable on the loan note. In connection with any assumption or substitution, the loan rate borne by the related loan note may not be changed.

          From time to time, borrowers may contact the servicer to request that the servicer execute a subordination agreement with respect to an outstanding loan. Typically, borrowers will contact the servicer to make such a request when they are refinancing a mortgage loan that the loan is currently subordinated to and the servicer will be asked to agree to subordinate the loan to a new, senior mortgage loan. Unless the prospectus supplement indicates otherwise, the servicer will be permitted to execute subordination agreements in accordance with its normal servicing procedures.

          Any fees collected for entering into an assumption or substitution of liability agreement or a subordination agreement may be retained by the servicer as additional servicing compensation.

Hazard Insurance

          Except as otherwise specified in the prospectus supplement, the servicer will require the mortgagor or obligor on each loan to maintain a hazard insurance policy providing coverage against loss by fire and other hazards which are covered under the standard extended coverage endorsement customary for the type of property in the state in which such property is located. This hazard insurance coverage will be in an amount that is at least equal to the lesser of:

          o the maximum insurable value of the improvements securing the loan from time to time; and

          o either the combined principal balance owing on the loan and any mortgage loan senior to such loan or an amount such that the proceeds of the policy shall be sufficient to


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

               prevent the mortgagor or obligor and/or the lender from becoming a co-insurer, whichever is greater.

All amounts collected by the servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the property or released to the mortgagor or obligor in accordance with the servicer's normal servicing procedures) will be deposited in the related Collection Account. In the event that the servicer maintains a blanket policy insuring against hazard losses on all the loans comprising part of a trust, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. If the blanket policy relating to a trust contains a deductible clause, the servicer will be required to deposit from its own funds into the Collection Account an amount equal to the amount which would have been deposited therein but for the deductible clause.

          In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions listed in each policy. Although the policies relating to the loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms of these types of policies are dictated by respective state laws, and most hazard policies typically do not cover (among other things) any physical damage resulting from the following:

          o    war;

          o    revolution;

          o    governmental actions;

          o    floods and other water-related causes;

          o    earth movement, including earthquakes, landslides and mud flows;

          o    nuclear reactions;

          o    wet or dry rot;

          o    vermin, rodents, insects or domestic animals; or

          o    theft and, in certain cases, vandalism.

The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive.

          If, however, any mortgaged property at the time of origination of the related loan is located in an area identified by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the servicer will cause to be maintained with a generally acceptable insurance carrier a flood insurance policy in accordance with mortgage servicing industry practice. Any flood insurance policy so maintained will provide coverage in an amount at least equal to the lesser of the principal balance of the loan and the minimum amount


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

required under the terms of coverage to compensate for any damage or loss on a replacement cost basis. The amount of coverage provided will not be greater than the maximum amount of flood insurance available for the related mortgaged property under either the regular or emergency programs of the National Flood Insurance Program.

          The hazard insurance policies covering properties securing the loans typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (a) the replacement costs of the improvements less physical depreciation and (b) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements. Since the amount of hazard insurance the servicer may cause to be maintained on the improvements securing a loan declines as the principal balances owing on the loan itself decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

Claims Under Insurance Policies and Other Realization Upon Defaulted Loans

          The servicer, on behalf of the trustee and securityholders, will present claims to the insurer under any applicable insurance policies. If the property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property, the servicer is not required to expend its own funds to restore the damaged property unless it determines (a) that such restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the servicer for its expenses and (b) that the expenditure will be recoverable by it from related insurance proceeds or liquidation proceeds.

          If recovery on a defaulted loan under any insurance policy is not available, or if the defaulted loan is not covered by an insurance policy, the servicer will be obligated to follow or cause to be followed those normal practices and procedures that it deems necessary or advisable to realize upon the defaulted loan. If the proceeds of any liquidation of the property securing the defaulted loan are less than the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the trust will realize a loss in the amount of that difference plus the aggregate of expenses incurred by the servicer in connection with the liquidation proceedings and which are reimbursable under the Transaction Document.

          The proceeds from any liquidation of a loan will be applied in the following order of priority:

          o first, to reimburse the servicer for any unreimbursed expenses incurred by it to restore the related property and any unreimbursed servicing compensation payable to the servicer with respect to the loan;

          o second, to reimburse the servicer for any unreimbursed advances with respect to the loan;


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

          o third, to accrued and unpaid interest (to the extent no advance has been made for that amount) on the loan; and

          o    fourth, as a recovery of principal of the loan.

Servicing and Other Compensation and Payment of Expenses

          The servicer's primary compensation for its activities as servicer will come from the payment to it, with respect to each interest payment on a loan, of the amount specified in the prospectus supplement. As principal payments are made on the loans, the portion of each monthly payment which represents interest will decline, and thus servicing compensation to the servicer will decrease as the loans amortize. Prepayments and liquidations of loans prior to maturity will also cause servicing compensation to the servicer to decrease. Subservicers, if any, will be entitled to a monthly servicing fee as described in the prospectus supplement in compensation for their servicing duties. In addition, the servicer or subservicer will retain all prepayment charges, assumption fees, subordination fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Collection Account (unless otherwise specified in the prospectus supplement).

          The servicer will pay or cause to be paid certain ongoing expenses associated with each trust and incurred by it in connection with its responsibilities under the related Transaction Document, including, without limitation, and only if specified in the prospectus supplement, payment of any fee or other amount payable in respect of any credit enhancement arrangements, the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of subservicers and sellers. The servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of subservicers and sellers under certain limited circumstances.

Evidence as to Compliance

          Each Transaction Document will provide that the servicer at its expense shall cause a firm of independent public accountants to furnish a report annually to the trustee. Each annual report will state that the firm has performed certain procedures specified in the related Transaction Document and that the review has disclosed no items of noncompliance with the provisions of the Transaction Document which, in the opinion of the firm, are material, except for any items of noncompliance that are forth in such report.

          Each Transaction Document will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the Transaction Document throughout the preceding year.

Certain Matters Regarding the Servicer and the Sponsor

          The servicer under each pooling and servicing agreement or sale and servicing agreement, as applicable, will be named in the prospectus supplement. The entity serving as servicer may have normal business relationships with the sponsor or the sponsor's affiliates.


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

          Each Transaction Document will provide that the servicer may not resign from its obligations and duties under the Transaction Document except upon (a) appointment of a successor servicer and receipt by the trustee of a letter from the applicable rating agency or rating agencies that the servicer's resignation and the successor servicer's appointment will not result in a downgrade of the securities or (b) a determination that its performance of its duties thereunder is no longer permissible under applicable law. The servicer may, however, be removed from its obligations and duties as set forth in the Transaction Document. No resignation by the servicer will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the Transaction Document.

          Each Transaction Document will further provide that neither the servicer, the sponsor nor any director, officer, employee, or agent of the servicer or the sponsor (collectively, the "Indemnified Parties") will be under any liability to the related trust or securityholders for taking any action or for refraining from taking any action in good faith pursuant to the Transaction Document, or for errors in judgment; provided, however, that neither the servicer, the sponsor nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Transaction Document will further provide that each Indemnified Party will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Transaction Document or the securities for the related series, other than any loss, liability or expense related to any specific loan or loans (except any loss, liability or expense otherwise reimbursable pursuant to the Transaction Document) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of that Indemnified Party's duties thereunder or by reason of reckless disregard by that Indemnified Party of obligations and duties thereunder. In addition, each Transaction Document will provide that neither the servicer nor the sponsor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Transaction Document and which in its opinion may involve it in any expense or liability. The servicer or the sponsor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Transaction Document and the rights and duties of the parties thereto and the interests of the securityholders thereunder. In that event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the trust, and the servicer or the sponsor, as the case may be, will be entitled to be reimbursed for those costs and liabilities out of funds which would otherwise be distributed to securityholders.

          Except as otherwise specified in the prospectus supplement, any person into which the servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer is a party, or any person succeeding to the business of the servicer, will be the successor of the servicer under each Transaction Document, provided that that person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac. Furthermore, the merger, consolidation or succession may not adversely affect the then current rating or ratings of the class or classes of securities of the related series that have been rated.


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

Events of Default; Rights Upon Event of Default

          Pooling and Servicing Agreement; Sale and Servicing Agreement. As specified in the prospectus supplement, events of servicing termination under each Transaction Document may consist of:

          o any failure by the servicer to make an Advance which continues unremedied for one business day;

          o any failure by the servicer to make or cause to be made any other required payment pursuant to the Transaction Document which continues unremedied for one business day after written notice of such failure to the servicer in the manner specified in the Transaction Document;

          o any failure by the servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Transaction Document which continues unremedied for sixty (60) days after written notice of the failure to the servicer in the manner specified in the Transaction Document; and

          o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the servicer indicating its insolvency, reorganization or inability to pay its obligations.

          Unless otherwise provided in the prospectus supplement, so long as an event of default under an Transaction Document remains unremedied, the trustee may, and at the direction of holders of securities evidencing not less than 50% of the aggregate voting rights of such series and under such other circumstances as may be specified in such Transaction Document, the trustee shall terminate all of the rights and obligations of the servicer under the Transaction Document relating to such trust and in and to the related trust assets, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the servicer under the Transaction Document, including, if specified in the prospectus supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act as successor to the servicer, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution which is a Fannie Mae or Freddie Mac approved servicer with a net worth of a least $15,000,000 to act as successor to the servicer under the Transaction Document. Pending the appointment of a successor servicer, the trustee is obligated to act in such capacity. The trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the servicer under the Transaction Document.

          Unless otherwise provided in the prospectus supplement, no securityholder, solely by virtue of the securityholder's status as a securityholder, will have any right under any Transaction Document to institute any proceeding with respect to that Transaction Document, unless the securityholder previously has given to the trustee written notice of default and unless the holders of securities evidencing not less than 50% of the aggregate voting rights for the related series have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, the trustee for 60 days has


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

neglected or refused to institute any such proceeding, and all other conditions precedent for the initiation of suit as described in the Transaction Document have been met. However, the trustee is under no obligation to exercise any of the trusts or powers vested in it by the Transaction Document for any series or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any securityholders, unless those securityholders have offered and provided to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

          Indenture. Except as otherwise specified in the prospectus supplement, events of default or rapid amortization events under the indenture for each series of notes include:

          o a default in the payment of any principal of or interest on any note which continues unremedied for five days after the giving of written notice of such default is given as specified in the prospectus supplement;

          o failure to perform in any material respect any other covenant of the sponsor or the trust in the indenture which continues for a period of sixty (60) days after notice thereof is given in accordance with the procedures described in the prospectus supplement;

          o certain events of bankruptcy, insolvency, receivership or liquidation of the sponsor or the trust; or

          o any other event of default provided with respect to notes of that series including, but not limited to, certain defaults on the part of the trust, if any, of a credit enhancement instrument supporting such notes.

          If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of that series or the credit enhancer of that series, if any, may declare the principal amount (or, if the notes have an interest rate of 0%, that portion of the principal amount as may be specified in the terms of that series, as provided in the prospectus supplement) of all the notes of that series to be due and payable immediately. This declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the aggregate voting rights of the notes of the related series. Rapid amortization events will trigger an accelerated rate of payment of principal on the notes, as described in the related prospectus supplement.

          If, following an event of default with respect to any series of notes, the notes of that series have been declared to be due and payable and the prospectus supplement and applicable Transaction Document so provide, the trustee may, in its discretion, notwithstanding the acceleration of the notes, elect to maintain possession of the collateral securing the notes of that series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of that series as they would have become due if there had not been such a declaration. In addition, unless otherwise specified in the prospectus supplement, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default or a rapid amortization event, unless:


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

          o the holders of 100% of the aggregate voting rights of the notes of such series consent to the sale;

          o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale; or

          o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as those payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66-2/3% of the aggregate voting rights of the notes of that series.

          In the event that the trustee liquidates the collateral in connection with an event of default or a rapid amortization event, the indenture provides that the trustee will have a prior lien on the proceeds of that liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default or rapid amortization event, the amount available for distribution to the noteholders could be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of an event of default or rapid amortization event.

          Except as otherwise specified in the prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described above, the holders of any of the notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

          Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default or a rapid amortization event shall occur and be continuing with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of the series, unless those holders offer to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with their request or direction. Subject to these provisions for indemnification and certain limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of the series, and the holders of a majority of the then aggregate outstanding amount of the notes of the series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of the series affected thereby.


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Amendment

          Except as otherwise specified in the prospectus supplement, each Transaction Document may be amended by the sponsor, the servicer, the trustee and, if applicable, the credit enhancer, without the consent of any of the securityholders:

          o    to cure any ambiguity;

          o to correct a defective provision or correct or supplement any provision therein which may be inconsistent with any other provision therein;

          o to make any other revisions with respect to matters or questions arising under the Transaction Document which are not inconsistent with the provisions thereof; or

          o to comply with any requirements imposed by the Code or any regulation thereunder; provided, however, that no such amendments (except those pursuant to this clause) will adversely affect in any material respect the interests of any securityholder.

          An amendment will be deemed not to adversely affect in any material respect the interests of the securityholders if the trustee receives a letter from each rating agency requested to rate the class or classes of securities of such series stating that the proposed amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to the related securities. Each Transaction Document may also be amended by the sponsor, the servicer, the trustee and, if applicable, the credit enhancer with consent of holders of securities of such series evidencing not less than 66-2/3% of the aggregate voting rights of each class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Transaction Document or of modifying in any manner the rights of the holders of the related securities; provided, however, that no such amendment may
(a) reduce in any manner the amount of, or delay the timing of, payments received on loans which are required to be distributed on any security without the consent of the holder of such security, or (b) with respect to any series of securities, reduce the aforesaid percentage of securities of any class the holders of which are required to consent to any such amendment without the consent of the holders of all securities of such class covered by such Transaction Document then outstanding. If a REMIC election is made with respect to a trust, the trustee will not be entitled to consent to an amendment to the related Transaction Document without having first received an opinion of counsel to the effect that the proposed amendment will not cause such trust to fail to qualify as a REMIC.

Termination; Optional Termination

          Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Transaction Document, the obligations created by each pooling and servicing agreement and trust agreement for each series of securities will terminate upon the payment to the related securityholders of all amounts held in the Collection Account or by the servicer and required to be paid to them pursuant to the Transaction Document following the later of:


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          (a)  the final payment of or other liquidation of the last of the trust assets subject thereto or the disposition of all property acquired upon foreclosure of any such trust assets remaining in the trust; and

          (b) the purchase by the servicer or, if REMIC treatment has been elected and if specified in the prospectus supplement, by the holder of the residual interest or any other party specified to have such rights (see "Federal Income Tax Consequences" in this prospectus for more detail), from the related trust of all of the remaining trust assets and all property acquired in respect of the related trust assets.

          Unless otherwise specified by the prospectus supplement, any purchase of trust assets and property acquired in respect of trust assets evidenced by a series of securities will be made at the option of the servicer, such other person or, if applicable, the holder of the REMIC residual interest, at a price specified in the prospectus supplement. The exercise of this right will effect early retirement of the securities of that series, but the right of the servicer, such other person or, if applicable, the holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related trust assets being less than the percentage specified in the prospectus supplement of the aggregate principal balance of the trust assets at the Cut-Off Date for the series. The foregoing is subject to the provision that if a REMIC election is made with respect to a trust, any repurchase pursuant to clause (b) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of section 860F(g)(4) of the Code.

          Indenture. The indenture will be discharged with respect to a series of notes, except with respect to certain continuing rights specified in the indenture, upon the delivery to the trustee for cancellation of all the notes of the related series or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of that series.

          In addition to this type of discharge with certain limitations, the indenture will provide that, if so specified with respect to the notes of any series, the related trust will be discharged from any and all obligations in respect of the notes of the related series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of the series on the last scheduled payment date for the notes and any installment of interest on the notes in accordance with the terms of the indenture and the notes of that series. In the event of any defeasance and discharge of notes of the series, holders of notes of the series would be able to look only to that money and/or those direct obligations for payment of principal and interest, if any, on their notes until maturity.

The Trustee

          The trustee under each Transaction Document will be named in the prospectus supplement. The commercial bank, savings and loan association or trust company serving as trustee may have normal banking relationships with the sponsor, the servicer and any of their respective affiliates.


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                       Certain Legal Aspects of the Loans

          The following discussion contains summaries, which are general in nature, of certain legal matters relating to the loans. Because these legal aspects are governed primarily by applicable state law and because the applicable state laws may differ substantially from state to state, the descriptions do not, except as expressly provided below, reflect the laws of any particular state, nor do they encompass the laws of all states in which the security for the loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which loans may be originated.

General

          The loans for a series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Foreclosure/Repossession

          Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, these foreclosures also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states, including California, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by


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paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

          Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

          Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where deficiency judgments are available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

          Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.


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

          When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "Junior Mortgages; Rights of Senior Mortgagees" in this prospectus for more detail.

Environmental Risks

          Real property pledged as security to a lender may be subject to environmental risks. Such risks, among other things, could substantially impair a borrower's ability to repay a loan, result in substantial diminution in the value of the property pledged as collateral to secure the loan and/or give rise to liability which could exceed the value of such property or the principal balance of the related loan.

          Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states this type of lien has priority over the lien of an existing mortgage against the related property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

          Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an owner or operator for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property and related costs, even though the environmental damage or threat was caused by a prior or current owner or operator or another third party .. CERCLA imposes liability for these costs on any and all responsible parties, including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who, without participating in the management of a facility or property, holds indicia of ownership primarily to protect its security interest (the "Secured Creditor Exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an owner or operator under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

          If a lender is or becomes liable, it may be entitled to bring an action for contribution against any other responsible parties, including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment-proof. The costs associated with environmental cleanup and the diminution in value of contaminated property and related liabilities or losses may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to securityholders.

          CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground


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petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under that rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as the holder does not exercise decisionmaking control over the borrower's enterprise, participate in the management or control of decisionmaking relating to the operation of a tank, or deviate from certain other requirements specified in the rule. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, similar protections to those accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

          Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

          This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996. This legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. As noted above, the Secured Creditor Exclusion does not govern liability for cleanup costs except under the federal laws discussed above. In addition, certain other environmental conditions may be required to be addressed under other federal, state or local laws or in order to improve the marketability of a property. Therefore, under certain circumstances, including but not limited to after foreclosure, a lender may incur costs under applicable laws or in order to improve the marketability of a property in connection with environmental conditions associated with that property, such as the presence or release of regulated materials in underground storage tanks, asbestos-containing material, lead paint or radon gas. It is conceivable that the costs arising from such circumstances would result in a loss to securityholders.

          Except as otherwise specified in the prospectus supplement, at the time the loans were originated, no environmental assessments or very limited environmental assessments of the properties were conducted.


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Rights of Redemption

          In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens

          Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

          Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

          In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to


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debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any proceedings under the federal Bankruptcy Code, including, but not limited to, any automatic stay, could result in delays in receiving payments on the loans underlying a series of securities and possible reductions in the aggregate amount of payments.

          The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

Due-on-Sale Clauses

          Each conventional loan generally will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restrictions on the right of lenders to enforce these clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses are generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to mortgage loans that were (a) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (b) originated by lenders other than national banks, federal savings institutions and federal credit unions. Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

          As to loans secured by an owner-occupied residence, the Garn-St. Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St. Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the loans and the number of loans which may extend to maturity.


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          In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

          Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate loans having higher loan rates, may increase the likelihood of refinancing or other early retirement of the related loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Applicability of Usury Laws

          Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

          Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

The Home Improvement Contracts

          General. The home improvement contracts, other than those home improvement contracts that are unsecured or secured by mortgages on real estate (which home improvement contracts are referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests," each as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Transaction Document, the sponsor will transfer physical possession of the contracts to the trustee or a designated custodian, or it may retain possession of the contracts as custodian for the trustee. In addition, the sponsor will make an appropriate filing of a UCC-1 financing statement in


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the appropriate states to, among other things, give notice of the trust's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment to the trustee, the trust's interest in the contracts could be defeated.

          Security Interests in Home Improvements. In the case of the contracts that are secured by the home improvements financed under the contracts, the originator of the related contracts is granted a purchase money security interest in the home improvements in order to secure all or part of the purchase price of the home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. These purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the home improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization as "goods" upon their incorporation into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

          Enforcement of Security Interest in Home Improvements. So long as the home improvement has not become subject to the real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, by self-help repossession that is made without a breach of the peace or, in the absence of voluntary surrender and the ability to repossess without a breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before the resale.

          Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

          Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

          Consumer Protection Laws. The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is also the servicer of goods which gave rise to the transaction (and certain related lenders


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and assignees) to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the servicer of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract:

          Applicability of Usury Laws. Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions governing, among other things, the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

Installment Contracts

          The loans may also consist of installment contracts. Under an installment contract the servicer (referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

          The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in this type of situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under these statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in


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equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Servicemembers Civil Relief Act

          Generally, under the terms of the Servicemembers Civil Relief Act (the "Relief Act"), a borrower who enters military service after the origination of his or her loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of his or her active duty status, unless a court orders otherwise upon application of the lender. In addition to adjusting the interest rate, the lender must forgive any such interest in excess of 6% per annum, unless a court or administrative agency of the United States or of any state orders otherwise on application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard and officers of the U.S. Public Health Service or the National Oceanic and Atmospheric Administration assigned to duty with the military.

          It is possible that these interest rate limitations could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on certain of the loans. Unless otherwise provided in the prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to securityholders. The Relief Act also imposes limitations that would impair the ability of the servicer to foreclose on an affected loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that a loan that is affected by the Relief Act goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

Junior Mortgages; Rights of Senior Mortgagees

          To the extent that the loans comprising the trust for a series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the trust (and therefore the securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.


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

          The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply those proceeds and awards to any indebtedness secured by the mortgage, in whatever order the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under a senior mortgage will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

          Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor reimbursing the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

          The form of credit line trust deed or mortgage generally used by most institutional lenders which make revolving credit line loans typically contains a future advance clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-Off Date with respect to any mortgage will not be included in the trust. The priority of the lien securing any advance made under a future advance clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of the intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

Consumer Protection Laws

          Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the originating, servicing and enforcing of loans secured


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

by single family properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to borrowers regarding the terms of the loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and could subject the sellers and in some cases their assignees to damages and administrative enforcement.

                    Material Federal Income Tax Consequences

          The following discussion describes the material federal income tax consequences to the original purchasers of the securities of the purchase, ownership and disposition of the securities. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors. The tax consequences to holders subject to special rules, including insurance companies, tax-exempt organizations, financial institutions or broker dealers, taxpayers subject to the alternative minimum tax, and holders that will hold the securities as other than capital assets, are not discussed. In particular, this discussion applies only to investors that purchase securities directly from the sponsor and hold the securities as capital assets. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities. As used in this section and the "ERISA Considerations" section of this prospectus, "Code" means the Internal Revenue Code of 1986 and "IRS" means the Internal Revenue Service.

          We will file an unqualified tax opinion for a series with the Securities and Exchange Commission on Form 8-K prior to the sale of the securities.

The following discussion addresses securities of four general types:

          o    grantor trust securities,

          o    REMIC securities,

          o    debt securities, and

          o    partnership interests.

          The prospectus supplement for each series of securities will indicate whether a REMIC election or elections will be made for the trust and, if a REMIC election is to be made, will identify all "regular interests" and "residual interests" in the REMIC.


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          The Taxpayer Relief Act of 1997 adds provisions to the Code that require the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions involving a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain. These provisions apply only to classes of securities that do not have a principal balance.

Grantor Trust Securities

          If a series of securities is being issued by a grantor trust, special tax counsel to the sponsor will deliver its opinion to the sponsor that the trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

          For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the mortgage loans together with interest at a pass-through rate, will be referred to as a "grantor trust fractional interest security." A grantor trust security representing ownership of all or a portion of the difference between interest paid on the mortgage loans and interest paid on grantor trust fractional interest securities will be referred to as a "grantor trust strip security."

          Special Tax Attributes. Special tax counsel to the sponsor will deliver its opinion to the sponsor that (a) grantor trust fractional interest securities will represent interests in (1) "loans...secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and
(2) "obligations, including any participation or certificate of beneficial ownership, which ... are principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code; and (b) interest on grantor trust fractional interest securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. In addition, the grantor trust strip securities will be "obligations, including any participation or certificate of beneficial ownership therein ... principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code.

          Taxation of Beneficial Owners of Grantor Trust Securities. Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans, including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities, and, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial


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owners, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

          Beneficial owners of grantor trust strip securities generally will be required to treat the securities as "stripped coupons" under section 1286 of the Code. Accordingly, the beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security.

          Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of the security, and perhaps all stated interest, would be classified as original issue discount and includible in the beneficial owner's income as it accrues, regardless of the beneficial owner's method of accounting. The coupon stripping rules will not apply, however, if (1) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (2) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security. See "--Discount and Premium" in this prospectus for more detail.

          Sales of Grantor Trust Securities. Any gain or loss recognized on the sale of a grantor trust security, which is equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c) of the Code. The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the sponsor, including original issue discount and market discount income, and reduced, but not below zero, by any previously reported losses, any amortized premium and by any distributions of principal.

          Grantor Trust Reporting. The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement detailing the amount of the distribution allocable to principal on the underlying loans and to interest, based on the interest rate on the security. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year the customary factual information that the servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the IRS as and when required to do so by law.

REMIC Securities

          If described in a prospectus supplement, an election will be made to treat a trust as one or more REMICs under the Code. Qualification as a REMIC requires ongoing compliance with a number of conditions. If a series of securities is being issued by a REMIC, special tax counsel to the sponsor will deliver its opinion to the sponsor that, assuming compliance with the Transaction Documents, the trust will be treated as one or more REMICs for federal income tax purposes. The


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securities of each class will be designated as "regular interests" in the REMIC trust except that a separate class will be designated as the "residual interest" in the REMIC trust. The prospectus supplement for each series of securities will state whether the securities of each class will constitute a REMIC regular interest or a REMIC residual interest.

          A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances. Generally, the total income from the loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series.

          Starting in 2005, the American Jobs Creation Act of 2004 (the "Jobs Act") allows REMICs to hold home equity loans and the assets needed to fund additional draws on these loans. If home equity loans are contributed to a REMIC, the accompanying tax consequences will be discussed separately in the prospectus supplement offering interests in that REMIC.

          The REMIC regulations issued by the Treasury Department on December 23, 1992 provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While certain material provisions of the REMIC regulations are discussed in this prospectus, investors may wish to consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes of REMIC Securities

          REMIC regular interests and REMIC residual interests will be "regular" or "residual" interests in a REMIC within the meaning of section 7701(a)(19)(C)(xi) of the Code and "real estate assets" within the meaning of section 856(c)(5)(B) of the Code. If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of "qualified mortgages" within the meaning of section 860G(a)(3) of the Code then the portion of the REMIC regular interests and REMIC residual interests that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular interests and REMIC residual interests will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, subject to the same limitation as set forth in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust will include, in addition to the loans, payments on the loans held pending distribution on the REMIC regular interests and REMIC residual interests and any reinvestment income. REMIC regular interests and REMIC residual interests held by a financial institution to which section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of section 582(c)(1) of the Code. REMIC regular interests will also be qualified mortgages suitable for investment by other REMICs.

          Taxation of Beneficial Owners of REMIC Regular Interests. Except as indicated below in this federal income tax discussion, the REMIC regular interests will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the date the securities are first sold to the public and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular interests that otherwise report income under a cash method of accounting will be required to report income with respect to the securities under an accrual method. For additional tax


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consequences relating to REMIC regular interests purchased at a discount or with premium, see "--Discount and Premium" in this prospectus for more detail.

          Taxation of Beneficial Owners of REMIC Residual Interests: Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual interest for a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual interest. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the residual beneficial owners, on this day, in accordance with their percentage interests on this day. Any amount included in the gross income or allowed as a loss of any residual beneficial owner by virtue of this paragraph will be treated as ordinary income or loss.

          The requirement that each beneficial owner of a REMIC residual interest report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual interest may have received full payment of the stated interest and principal on its REMIC residual interest.

          The trustee will provide to beneficial owners of REMIC residual interests of each series of securities (1) the information as is necessary to enable them to prepare their federal income tax returns and (2) any reports regarding the Securities of a series that may be required under the Code.

          Taxation of Beneficial Owners of REMIC Residual Interests: Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. This taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with the following four modifications. The first modification is that a deduction will be allowed for accruals of interest, including any original issue discount, but without regard to the investment interest limitation in section 163(d) of the Code, on the REMIC regular interests, but not the REMIC residual interests, even though REMIC regular interests are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income, in the case of discount, or deductible, in the case of premium, by the REMIC trust as it accrues under a constant yield method, taking into account the prepayment assumption specified in the prospectus supplement. The basis to a REMIC trust in the qualified mortgages is the aggregate of the Issue Prices of all the REMIC regular interests and REMIC residual interests in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular interests or REMIC residual interests has not been sold to the public, then the fair market value of all the REMIC regular interests or REMIC residual interests in that class as of the date of the prospectus supplement should be substituted for the Issue Price. See "--Discount and Premium--Original Issue Discount" in this prospectus for more detail.


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          The third modification is that no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 of the Code will not be applied at the REMIC trust level to any servicing and guaranty fees. In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular interests and REMIC residual interests are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, this excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or "permitted investment," as defined in section 860G(a)(5) of the Code, will be treated as ordinary gain or loss. See "Material Federal Income Tax Consequences--REMIC Securities" in this prospectus for more detail.

          A beneficial owner of a REMIC residual interest may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular interests are issued at a discount, and the discount included as a result of a prepayment on a loan that is used to pay principal on the REMIC regular interests exceeds the REMIC trust's deduction for unaccrued original issue discount relating to the REMIC regular interests. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular interests, may increase over time as the earlier classes of REMIC regular interests are paid, although the interest income on any given loan expressed as a percentage of the outstanding principal amount of that loan will remain constant over time.

          Basis Rules and Distributions. A beneficial owner of a REMIC residual interest has an initial basis in its security equal to the amount paid for the REMIC residual interest. This basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account on the REMIC residual interest. A distribution on a REMIC residual interest to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC residual interest, adjusted as described above, and, to the extent it exceeds the adjusted basis of the REMIC residual interest, shall be treated as gain from the sale of the REMIC residual interest.

          A beneficial owner of a REMIC residual interest is not allowed to take into account any net loss for any calendar quarter if the net loss exceeds the beneficial owner's adjusted basis in its REMIC residual interest as of the close of the calendar quarter, determined without regard to the net loss. Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual interest.

          Excess Inclusions. Excess inclusions on a REMIC residual interest are subject to special tax rules. Beneficial owner of a REMIC residual interest, the excess inclusion for any calendar quarter is defined as the excess, if any, of the daily portions of taxable income over the sum of the "daily accruals" for each day during the quarter that the REMIC residual interest was held by the


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beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual interest at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual interest as of the beginning of any calendar quarter is equal to the Issue Price of the REMIC residual interest, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made on the REMIC residual interest before the beginning of the quarter. The Issue Price of a REMIC residual interest is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the REMIC residual interests was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

          In general, beneficial owners of REMIC residual interests with excess inclusion income cannot offset the income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income, as defined in section 511 of the Code, an excess inclusion of the beneficial owner is treated as unrelated business taxable income. The REMIC regulations indicate that if a beneficial owner of a REMIC residual interest is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICS held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual interests, see "Material Federal Income Tax Consequences--Foreign Investors" in this prospectus.

          The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual interest does not have significant value. Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain that rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no rule is applicable, excess inclusions should be calculated as discussed above.

          In the case of any REMIC residual interests that are held by a real estate investment trust, ("REIT"), the aggregate excess inclusions on REMIC residual interests reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of section 857(b)(2) of the Code, excluding any net capital gain, will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT, and any allocated amounts will be treated as an excess inclusion on a REMIC residual interest as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and some cooperatives that hold a REMIC residual interest.

          Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC residual interest who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that the fees, along with of the beneficial owner's other miscellaneous itemized deductions exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC residual interest may not be able to deduct any portion of the fees in computing the beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will


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generally be determined by (1) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and
(2) allocating the daily amount among the beneficial owners in proportion to their respective holdings on this day.

          Taxes on a REMIC Trust: Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from prohibited transactions. In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

          Taxes on a REMIC Trust: Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day," which is usually the same day that settlement occurs. Exceptions are provided for cash contributions to a REMIC (1) during the three month period beginning on the startup day, (2) made to a qualified reserve fund by a beneficial owner of a residual interest,
(3) in the nature of a guarantee, (4) made to facilitate a qualified liquidation or clean-up call, and (5) as otherwise permitted by Treasury regulations.

          Taxes on a REMIC Trust: Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property," which includes property acquired by deed in lieu of foreclosure, and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with possible extensions. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

          Sales of REMIC Securities: If a regular or residual interest is sold, the sponsor will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis, except in the case of multiple sales of REMIC residual interests within six months, and sales of noneconomic residual interests. The adjusted basis of a REMIC regular interest generally will equal the cost of the security to the sponsor, increased by any original issue discount or market discount included in the sponsor's gross income from the security and reduced by distributions on the security previously received by the sponsor of amounts included in the stated redemption price at maturity and by any premium that has reduced the sponsor's interest income from the security. Except as described in the following paragraph or under section 582(c) of the Code, this gain or loss will be capital gain or loss if the security is held as a "capital asset," generally, property held for investment, within the meaning of section 1221 of the Code.

          Gain from the sale of a REMIC regular interest that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (1) the amount that would have been includible in the income of the beneficial owner of a REMIC regular interest had income accrued at a rate equal to 110% of the "applicable federal rate," generally, an average of current yields on Treasury securities, as of the date of purchase over (2) the amount actually includible in the beneficial owner's income. In addition, gain recognized on this sale by a


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beneficial owner of a REMIC regular interest who purchased a security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the security was held by the beneficial owner, reduced by any market discount includible in income under the rules more fully described under "--Discount and Premium" in this prospectus.

          If a beneficial owner of a REMIC residual interest sells its REMIC residual interest at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual interest, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool, as defined in section 7701(i) of the Code, comparable to a residual interest in a REMIC. This disallowed loss would be allowed upon the sale of the other residual interest, or comparable interest, if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury regulations, no regulations have yet been published.

          Transfers of REMIC Residual Securities: Section 860E(e) of the Code imposes a substantial tax, payable by the transferor, or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent, upon any transfer of a REMIC residual interest to a Disqualified Organization and upon a pass-through entity, including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, some cooperatives, and nominees, that owns a REMIC residual interest if the pass-through entity has a Disqualified Organization as a record-holder. A transfer includes any transfer of record or beneficial ownership.

          The term "Disqualified Organization" ("Disqualified Organization") includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing, other than some taxable instrumentalities, any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization, other than a farmers' cooperative, that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (1) residual interests in the entity are not held by Disqualified Organizations and (2) information necessary for the application of the tax will be made available. Restrictions on the transfer of a REMIC residual interest are described in the Transaction Documents, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual interest. In addition, a pass-through entity, including a nominee, that holds a REMIC residual interest may be subject to additional taxes if a Disqualified Organization is an owner of the pass-through entity. A transferor of a REMIC residual interest, or an agent of a transferee of a REMIC residual interest will be relieved of this tax liability if (1) the transferee furnishes to the transferor, or the transferee's agent, an affidavit that the transferee, among other things, (a) is not a Disqualified Organization, (b) is not acquiring the REMIC residual interest for the account of a Disqualified Organization and (c) will not cause income from the REMIC residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer, and
(2) the transferor, or the transferee's agent, does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, this tax will not be imposed on a pass-through entity in which a Disqualified Organization is an owner if (1) the owner furnishes to the pass-through entity an affidavit that it is


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not a Disqualified Organization, and (2) during the period, the pass-through entity has no actual knowledge that the affidavit is false.

          The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an "electing large partnership." If an electing large partnership holds a residual interest, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that receives affidavits from its owners and that does not know the affidavits are false, is not available to an electing large partnership.

          Under the REMIC regulations, a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual interest would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (1) the present value of the expected future distributions on the REMIC residual interest is no less than the product of the present value of the "anticipated excess inclusions" and the highest corporate rate of tax for the year in which the transfer occurs, and (2) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter, or portion thereof, following the transfer of a REMIC residual interest, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See "--Discount and Premium," "--Taxation of Beneficial Owners of REMIC Residual Interests--Excess Inclusions," and"--Foreign Investors--Grantor Trust Securities and REMIC Regular Interests" in this prospectus for more detail.

          The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual interest has "improper knowledge," which means that the transferor, either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust. A transferor is presumed not to have improper knowledge if
(1) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (2) the transferee makes representations to the transferor in its affidavit relating to Disqualified Organizations. Transferors of a REMIC residual interest may wish to consult with their own tax advisors for further information regarding these transfers.

          The IRS has issued final regulations addressing the tax treatment of payments made by a transferor of a non-economic REMIC residual interest to induce the transferee to acquire that residual interest ("inducement fees"). The regulations (i) require the transferee to recognize an inducement fee as income over the expected remaining life of the REMIC in a manner that reasonably reflects the after-tax costs and benefits of holding that residual interest and
(ii) specify that inducement fees constitute income from sources within the United States. The regulations will apply to any inducement fee received in connection with the acquisition of a Residual Certificate.


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

          Reporting and Other Administrative Matters: For purposes of the administrative provisions of the Code, each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual interests will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during the year a statement describing the portions of any distributions that constitute interest distributions, original issue discount, and any other information as is required by Treasury regulations and, for owners of REMIC residual interests, information necessary to compute the daily portions of the taxable income or net loss of the REMIC trust for each day during the year. The trustee may also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual interest or in a fiduciary capacity. Each beneficial owner of a REMIC residual interest, by the acceptance of its REMIC residual interest, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

          Each beneficial owner of a REMIC residual interest is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

          Termination: In general, no special tax consequences will apply to a beneficial owner of a REMIC regular interest upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last loan remaining in the trust estate. If a beneficial owner of a REMIC residual interest's adjusted basis in its REMIC residual interest at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual interest is entitled to a loss equal to the amount of the excess.

Debt Securities

          For each series of debt securities, special tax counsel to the sponsor will deliver its opinion to the sponsor that the securities will be classified as debt of the sponsor secured by the mortgage loans. Consequently, debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received on debt securities in accordance with their normal method of accounting. It is the opinion of the special tax counsel to the sponsor that a trust issuing debt securities will not be treated as an association separately taxable as a corporation, a publicly traded partnership or a taxable mortgage pool. For additional tax consequences relating to debt securities purchased at a discount or with premium, see "--Discount and Premium" in this prospectus.

          Special Tax Attributes: As described above, grantor trust securities will possess special tax attributes by virtue of their being ownership interests in the mortgage loans. Similarly, REMIC regular and residual interests will possess similar attributes by virtue of the REMIC provisions of the Code. In general, debt securities will not possess these special tax attributes. Investors to


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whom such attributes are important may wish to consult their own tax advisors regarding investment in debt securities.

          Sale or Exchange of Debt Securities: If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the sponsor's gross income from the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

          In general, except for certain financial institutions subject to section 582(c) of the Code, any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset within the meaning of section 1221 of the Code, will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year. See "--Discount and Premium--Market Discount" in this prospectus for more detail.

          Debt Securities Reporting: Within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year the customary factual information that the master servicer deems necessary or desirable to enable beneficial owners of debt securities to prepare their tax returns and will furnish comparable information to the IRS as and when required to do so by law.

Partnership Interests

          For each series of partnership interests, special tax counsel to the sponsor will deliver its opinion to the sponsor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. Accordingly, each beneficial owner a partnership interest will generally be treated as the owner of an interest in the loans.

          Special Tax Attributes: As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions of the Code. In general, partnership interests will not possess these special tax attributes. Investors to whom the special attributes are important may wish to consult their own tax advisors regarding investment in partnership interests.

          Taxation of Beneficial Owners of Partnership Interests: If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account its allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the Code, Treasury regulations and the partnership agreement.

          The trust's assets will be the assets of the partnership. The trust's income will consist primarily of interest and finance charges earned on the underlying loans. The trust's deductions will consist primarily of interest accruing on any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust's assets.


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

          In some instances, the trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. See "Material Federal Income Tax Consequences--Backup Withholding" and "Material Federal Income Tax Consequences--Foreign Investors" in this prospectus for more detail.

          Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to a holder under the Code.

          Under section 708 of the Code, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. If this termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

          Sale or Exchange of Partnership Interests: In most cases, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the sponsor's tax basis in the partnership interests sold. A beneficial owner's tax basis in a partnership interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of trust income and decreased by any distributions received on this partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner's share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold, rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest.

          Any gain on the sale of a partnership interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, this excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interests than the transferor had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754 of the Code.

          The American Jobs Creation Act of 2004 added a provision to the Code that would require a partnership with a "substantial built-in loss" immediately after a transfer of a partner's interest in such partnership to make the types of basis adjustments that would be required if an election under section 754 of the Code were in effect. This provision does not apply to a "securitization


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

partnership." The applicable prospectus supplement will address whether any partnership in which a Partner Certificate represents an interest will constitute a securitization partnership for this purpose.

          Partnership Reporting: The trustee is required to (1) keep complete and accurate books of the trust, (2) file IRS form 1065, a partnership information return, with the IRS for each taxable year of the trust and (3) report each beneficial owner's allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described in the next paragraph and the nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interest must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all inconsistencies.

          Under section 6031 of the Code, any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. This information includes (1) the name, address and taxpayer identification number of the nominee and (2) as to each beneficial owner (x) the name, address and identification number of the person, (y) whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act is not required to furnish any information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

          The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interests, and, under some circumstances, a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest's returns and adjustments of items not connected with the trust.

Discount and Premium

          A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286 of the Code. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues using a constant yield method; (2) market discount is


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treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security or upon a sale of a security; and
(3) if a beneficial owner elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

          Original Issue Discount: In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its stated redemption price at maturity over its Issue Price. The "Issue Price" of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The Issue Price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an Accrual Security is equal to the sum of all distributions to be made under the security. The "stated redemption price at maturity" of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first payment date over the interest that accrues for the period from the settlement date to the first payment date. The trustee will supply any required information regarding the original issue discount accruing on the securities.

          Original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (1) the number of complete years, rounding down for partial years, from the settlement date until the date each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each the distribution is received, gain equal to the discount allocated to the distribution will be recognized.

          Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC securities and debt securities. The Taxpayer Relief Act of 1997 extends application of section 1272(a)(6) to the grantor trust securities for tax years beginning after August 5, 1997. Under these rules, described in greater detail below, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on the prepayment assumption, and in the case of a security having a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

          Section 1272(a)(6)(B)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment


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assumption for that series or at any other rate. We suggest that each investor make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

          Each securityholder must include in gross income the sum of the daily portions of original issue discount on its security for each day during its taxable year it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each accrual period. The trustee will supply, at the time and in the manner required by the IRS, to securityholders, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of one month, each beginning on a payment date, or, in the case of the first period, the settlement date, and ending on the day before the next payment date.

          Under section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on:

               (1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption,

               (2) events, including actual prepayments, that have occurred prior to the end of the accrual period,

               (3)  the prepayment assumption, and

               (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security.

          The adjusted issue price of a security at any time will equal the Issue Price of the security, increased by the aggregate amount of previously accrued original issue discount on the security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

          In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals.


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          In an advanced notice of proposed rulemaking issued in August 24,
2004, the IRS and Treasury requested comments on whether to adopt special rules for certain types of REMIC regular interests, specifically, REMIC regular interests that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC ("REMIC IOs"), high-yield REMIC regular interests, and "negative-yield" instruments. The same notice requested comments on different methods for taxing these instruments, including, for example, allowing a holder to recognize negative OID or applying the "bad debt" rules of section 166 of the Code. It is uncertain whether the IRS will propose any new regulations as a consequence of the notice, whether the regulations would address the treatment of REMIC IOs or when any new regulations would be effective. Beneficial owners of the securities may wish to consult their own tax advisors concerning the treatment of the negative accruals.

          Certain of the REMIC regular interests ("Payment Lag Certificates") may provide for payments of interest based on accrual periods that have the same number of days as the accrual periods between distribution dates (the "Ordinary Accrual Period") but that end and begin on other dates. In addition, in some cases, even though the period between the closing date for a Payment Lag Certificate and its first distribution date is shorter than an Ordinary Accrual Period, the Payment Lag Certificate will pay on the first distribution date an amount of interest for a full Ordinary Accrual Period (the extra interest being "pre-issuance interest"). In the case of such a Payment Lag Certificate, the trust fund intends to (i) treat the pre-issuance interest as part of the issue price of the Payment Lag Certificate and (ii) the remaining amount of such interest as interest. Investors should consult their tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

          A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day it holds the security, the daily portion of original issue discount on the security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of the daily portion and a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

          Market Discount: A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. If securities have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either (1) under a constant yield method or
(2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.


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          Market discount on a security will be considered to be zero if the discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

          Securities Purchased at a Premium: A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased the security at a premium. A purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) of the Code, to treat the premium as an "amortizable bond premium." If a beneficial owner makes this election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a payment date will be reduced by the portion of the premium allocable to the period based on the security's yield to maturity. The legislative history of the Tax Reform Act of 1986 states that the premium amortization should be made under principles analogous to those governing the accrual of market discount. If the election is made by the beneficial owner, the election will also apply to all fully taxable bonds, the interest on which is not excludible from gross income, held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If this election is not made, a beneficial owner must include the full amount of each interest payment in income as it accrues, and the premium must be allocated to the principal distributions on the security and, when each distribution is received, a loss equal to the premium allocated to the distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the security.

          Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest. It is possible that the IRS or the Treasury Department may issue guidance excluding the securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that this security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its Issue Price. In this case, section 1272(a)(6) of the Code would govern the accrual of original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2) of the Code. Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of the securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

          Special Election: For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all interest that accrues on the security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner may wish to consult its own tax advisor regarding the time and


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

manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

          Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the backup withholding tax under section 3406 of the Code if recipients of the distributions fail to furnish to the payor required information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner. Prospective investors are urged to consult their own tax advisors regarding the withholding regulations.

Foreign Investors

          The withholding regulations require, in the case of securities held by a foreign partnership, that certification be provided by the partners rather than by the foreign partnership and the partnership provide required information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons may wish to consult their own tax advisors regarding the application to them of the withholding regulations.

          Grantor Trust Securities and REMIC Regular Interests: Distributions made on a grantor trust security or a REMIC regular interest to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. A "U.S. Person" ("U.S. Person"), means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable if:

          o the beneficial owner is not subject to United States tax as a result of a connection to the United States other than ownership of the security,

          o the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of the beneficial owner, and

          o the last U.S. Person in the chain of payment to the beneficial owner receives the statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false.

          The IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual interests of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code.


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

          REMIC Residual Securities: Amounts distributed to a beneficial owner of a REMIC residual interest that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a United States trade or business. Temporary Treasury regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC residual interest to a beneficial owner that is not a U.S. Person generally will be exempt from United States federal income and withholding tax, subject to the same conditions applicable to distributions on grantor trust securities and REMIC regular interests, as described above, but only to the extent that the mortgage loans underlying the REMIC trust that issued the REMIC residual interest were issued after July 18, 1984. REMIC income that constitutes an excess inclusion is not entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "Material Federal Income Tax Consequences--REMIC Securities--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions" in this prospectus for more detail.

          Partnership Interests: A trust may be considered to be engaged in a trade or business in the United States for purposes of non-U.S. Persons subject to federal withholding taxes. If the trust is considered to be engaged in a trade or business in the United States for these purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. Person would be subject to federal withholding tax. Also, in these cases, a non-United States beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund for withheld taxes, taking the position that no taxes were due because the trust was not in a United States trade or business.

          Reportable Transactions: Pursuant to recently enacted legislation, a penalty in the amount of $10,000 in the case of a natural person and $50,000 in any other case is imposed on any taxpayer that fails to file timely an information return with the IRS with respect to a "reportable transaction" (as defined in section 6011 of the Code). The rules defining "reportable transactions" are complex. In general, they include transactions that result in certain losses that exceed threshold amounts and transactions that result in certain differences between the taxpayer's tax treatment of an item and book treatment of that same item. Prospective investors are advised to consult their own tax advisers regarding any possible disclosure obligations in light of their particular circumstances.

                            State Tax Considerations

          In addition to the federal income tax consequences, we suggest that potential investors consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors may wish to consult their own tax advisors the various state and local tax consequences of an investment in the securities.

          The federal income tax discussions are included for general information only and may not be applicable depending upon an investor's particular tax situation. Prospective purchasers may wish to consult their tax advisers the tax consequences to them of the purchase, ownership and


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

disposition of the securities, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                              ERISA Considerations

          The following is a summary of certain considerations associated with an investment in securities by pension, profit sharing and other employee benefit plans that are subject to Title I of ERISA, plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered "plan assets" of such plans, accounts and arrangements (collectively "Plans").

General Fiduciary Matters

          ERISA imposes certain duties on persons who are fiduciaries of a Plan subject to Title I of ERISA (an "ERISA Plan"), such as exercising prudence in selecting investments, diversifying investments to minimize the risk of losses to the ERISA Plan, and acting in accordance with the documents and instruments governing the ERISA Plan. Under ERISA, any person who exercises any discretionary authority or control over the administration of an ERISA Plan or the management or disposition of the assets of an ERISA Plan, or who renders investment advice for a fee or other compensation to an ERISA Plan, is generally considered to be a fiduciary of an ERISA Plan. In considering an investment in securities, a fiduciary of an ERISA Plan should determine whether the investment is permitted under the ERISA Plan's governing instruments and whether the investment is appropriate for the ERISA Plan in view of the ERISA Plan's overall investment policy and the composition and diversification of its portfolio. Fiduciaries of ERISA Plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, "plan assets."

          In addition, Section 406 of ERISA and Section 4975 of the Code prohibit Plans from engaging in a broad range of transactions involving plan assets with persons or entities who are "parties in interest," within the meaning of ERISA, or "disqualified persons," within the meaning of Section 4975 of the Code (collectively, "Parties in Interest"). Certain Parties in Interest that participate in a prohibited transaction may be subject to excise taxes imposed pursuant to Section 4975 of the Code, or a penalty imposed pursuant to
Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. The sponsor, the servicer, the trustee and the underwriter might be considered Parties in Interest with respect to a Plan. If so, the purchase or holding of securities by or on behalf of such Plan could be considered to give rise to a prohibited transaction unless an exemption is available.

          Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the requirements of Title I of ERISA and Section 4975 of the Code. Accordingly, assets of such plans may be invested in securities without regard to the ERISA considerations described below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

ERISA Considerations Regarding Securities that are Certificates


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

          The United States Department of Labor (the "DOL") has issued regulations defining what constitutes "plan assets" for purposes of ERISA and
Section 4975 of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation provides that if a Plan makes an investment in an "equity interest" in an entity, an undivided portion of the assets of the entity will be considered the assets of such Plan unless certain exceptions set forth in such regulations apply. Securities that are certificates will be considered equity interests in issuing trust for purposes of the Plan Asset Regulation, and there can be no assurance that the issuer will qualify for any of the exceptions thereunder. As a result, a Plan that invests in certificates may be deemed to have acquired an undivided interest in the trust property, and transactions occurring in connection with the management and operation of the trust, including the servicing of loans held by the trust, might constitute prohibited transactions unless an exemption is available.

          The DOL has issued Prohibited Transaction Class Exemption ("PTCE") 83-1, which exempts from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase and holding of "mortgage pool pass-through certificates" in connection with the initial issuance of such certificates. If the general conditions (discussed below) of PTCE 83-1 are satisfied, investments by a Plan in certificates that provide for pass-through payments of principal and interest and represent beneficial undivided fractional interests in a fixed investment pool consisting solely of interest-bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash ("Single Family Securities") will be exempt from the prohibitions of Sections 406(a) and 407 of ERISA (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTCE 83-1 does not provide an exemption for transactions involving subordinate securities.

          The discussion in this and the next succeeding paragraph applies only to Single Family Securities. PTCE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption:

          o the pool sponsor and pool trustee must maintain a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan;

          o    the pool trustee must not be an affiliate of the pool sponsor;
               and

          o the sum of all payments made to and retained by the pool sponsor, including any funds inuring to its benefit as a result of the administration of the mortgage pool, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.


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

          The sponsor believes that the first general condition referred to above will be satisfied with respect to the certificates issued without a subordination feature, or the senior certificates only in a series issued with a subordination feature, provided that the subordination and reserve account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described under "Credit Enhancement" in this prospectus (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a series of certificates is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the loans or the principal balance of the largest loan. See "Description of the Securities" in this prospectus. In the absence of a ruling that the system of insurance or other protection with respect to a series of certificates satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The trustee will not be affiliated with the sponsor.

          Each Plan fiduciary who is responsible for deciding whether to invest in Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraphs, of PTCE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions.

          The DOL has issued to various underwriters individual prohibited transaction exemptions which generally exempt from the application of certain prohibited transaction provisions of ERISA and the Code transactions with respect to the initial purchase, the holding and the subsequent resale by Plans of securities issued by investment pools whose assets consist of:

          o certain types of secured receivables, secured loans and other secured obligations, including home equity loans, obligations secured by shares issued by a cooperative housing association, and obligations that bear interest or are purchased at a discount and which are secured by single-family residential real property and/or multi-family residential real property (including obligations secured by leasehold interests on residential real property);

          o    property securing a permitted obligation;

          o undistributed cash, cash credited to a "pre-funding account" or a "capitalized interest account", and certain temporary investments made therewith; and

          o certain types of credit support arrangements, including yield supplement agreements and interest-rate swaps that meet certain requirements set forth in the underwriter exemptions.

The securities covered by the underwriter exemptions include certificates representing a beneficial ownership interest in the assets of a trust (including a grantor trust, owner trust or REMIC) and which entitle the holder to payments of principal, interest and/or other payments made with respect to the assets of such trust.

          Among the conditions that must be satisfied for the underwriter exemptions to apply are the following:


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

          o the Plan must acquire the securities on terms, including the security price, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          o the securities must not be subordinated to any other class of securities issued by the same issuer, unless the securities are issued in a "designated transaction";

          o at the time of acquisition, the securities acquired by the Plan must have received a rating in one of the three (or, in the case of designated transactions, four) highest generic rating categories from Standard and Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, each referred to herein as a "rating agency";

          o the trustee must not be an affiliate of any other member of the "restricted group" (other than the underwriter);

          o the sum of all payments made to and retained by the underwriter must not total more than reasonable compensation for underwriting the securities, the sum of all payments made to and retained by the issuer's sponsor for assigning the obligations to the issuer must not total more than the fair market value of the obligations, and the sum of all payments made to and retained by any servicer must not total more than reasonable compensation and expense reimbursement for its services;

          o the Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the commission under the Securities Act of 1933; and

          o in the event that all of the obligations used to fund the issuer have not been transferred to the issuer on the closing date, additional obligations having an aggregate value equal to no more than 25% of the total principal amount of the securities being offered may be transferred to the issuer under a pre-funding feature within ninety days or three months following the closing date.

          The issuer must also meet the following requirements:

          o the assets of the issuer must consist solely of assets of the type that have been included in other investment pools;

          o securities evidencing interests in other investment pools must have been rated in one of the three (or in the case of designated transactions, four) highest rating categories by a rating agency for at least one year prior to the Plan's acquisition of securities; and

          o investors other than Plans must have purchased securities evidencing interests in the other investment pools for at least one year prior to the Plan's acquisition of securities.

          For purposes of the underwriter exemptions, the term "designated transaction" includes any securitization transaction in which the assets of the issuer consist solely of home equity loans, obligations secured by shares issued by a cooperative housing association and/or obligations that


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

bear interest or are purchased at a discount and which are secured by single-family residential real property and/or multi-family residential real property (including obligations secured by leasehold interests on residential real property). Such home equity loans and residential mortgage loans may be less than fully secured, provided that:

          o the securities acquired by a Plan in the designated transaction are not subordinated to any other class of securities issued by the same issuer;

          o at the time of acquisition, the securities acquired by the Plan must have received a rating in one of the two highest generic rating categories from a rating agency; and

          o the obligations must be secured by collateral whose fair market value on the closing date of the designated transaction is at least equal to 80% of the sum of (i) the outstanding principal balance due under the obligation and (ii) the outstanding principal balance of any other obligations of higher priority (whether or not held by the issuer) which are secured by the same collateral.

          The underwriter exemptions also provide relief from various self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan to acquire securities of an issuer and the fiduciary, or its affiliate, is an obligor with respect to obligations or receivables contained in the issuer; provided that, among other requirements:

          o in the case of an acquisition in connection with the initial issuance of the securities, at least fifty percent of each class of securities in which Plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the issuer is acquired by persons independent of the restricted group;

          o the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the issuer;

          o the Plan's investment in each class of securities does not exceed twenty-five percent of all of the securities of that class outstanding at the time of acquisition; and

          o immediately after the Plan acquires the securities, no more than twenty-five percent of the Plan's assets for which the person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

          The underwriter exemptions do not apply to Plans sponsored by a member of the restricted group, which includes the sponsor, the servicer (and any subservicer), the trustee, the underwriter, any obligor with respect to obligations or receivables held by the issuer constituting more than five percent of the aggregate unamortized principal balance of the issuer's assets, any insurer, the counterparty to any interest-rate swap entered into by the issuer and any affiliate of these parties.

ERISA Considerations Regarding Securities that are Notes


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

          Securities that are notes will not be considered equity interests in the issuer for purposes of the Plan Asset Regulation if the notes are treated as indebtedness under applicable local law and have no substantial equity features. If the notes have substantial equity features, a Plan that purchased notes might be deemed to have acquired an undivided interest in the trust property, and certain transactions involving the trust property might constitute prohibited transactions. If the notes are treated as indebtedness without substantial equity features, the issuer's assets would not be deemed to include assets of a plan that acquired notes. However, in such circumstances, the purchase or holding of notes by or on behalf a Plan could nevertheless give rise to a prohibited transaction if such purchase or holding were deemed to be a prohibited loan to a Party in Interest with respect to the Plan. There can be no assurance that the issuer or an affiliate will not become a Party in Interest with respect to a Plan that acquires notes.

          Prohibited transaction exemption 2000-58 amended the underwriter exemptions and extended the relief available thereunder to transactions involving the initial purchase, the holding and the subsequent resale by Plans of securities denominated as debt that are issued by, and are obligations of, investment pools whose assets are held in trust or held by a partnership, special purpose corporation or limited liability company. The same conditions described above relating to certificates must also be met with respect to notes. In addition, prior to the issuance of the notes, the issuer must receive a legal opinion to the effect that the noteholders will have a perfected security interest in the issuer's assets. As with certificates, exemptive relief would not be available for Plans sponsored by a member of the restricted group.

          In the event that the underwriter exemptions are not applicable to the notes, one or more other prohibited transaction exemptions could apply to the purchase, holding and resale of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire or dispose of the notes. Included among these exemptions are:

          o PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager";

          o PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts;

          o PTCE 91-38, which exempts certain transactions involving bank collective investment funds;

          o PTCE 95-60, which exempts certain transactions involving insurance company general accounts; and

          o PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by "in-house asset managers."

          The prospectus supplement for a series of securities may require that Plans investing in notes represent and warrant (or, in the case of book-entry notes, may provide that investing Plans will be deemed to represent and warrant) that the relevant conditions for exemptive relief under one of the foregoing exemptions, or under another applicable PTCE, have been satisfied.


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

Consultation with Counsel

          The prospectus supplement will provide further information that Plans should consider before purchasing the securities. Any Plan fiduciary that proposes to cause a Plan to purchase securities is encouraged to consult with its counsel concerning the impact of ERISA and the Code on such an investment, the availability and applicability of PTCE 83-1, any underwriter exemption or any other exemption from the prohibited transaction provisions of ERISA and the Code, and the potential consequences in their specific circumstances before making the investment. Moreover, each fiduciary of an ERISA Plan should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the ERISA Plan, taking into account the overall investment policy of the ERISA Plan and composition of the ERISA Plan's investment portfolio. The sale of securities to a Plan is in no respect a representation by the sponsor or the underwriter that the investment meets all relevant requirements regarding investments by Plans generally or any particular Plan or that the investment is appropriate for Plans generally or any particular Plan.

                                Legal Investment

          The prospectus supplement for each series of securities will specify which, if any, of the classes of securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of securities that qualify as mortgage related securities will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of these entities with respect to mortgage related securities, securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of this type of legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of the legislation.

          SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by NCUA Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth


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

certain restrictions on investments by federal credit unions in mortgage related securities (in each case whether or not the class of securities under consideration for purchase constituted a mortgage related security).

          All depository institutions considering an investment in the securities (whether or not the class of securities under consideration for purchase constitutes a mortgage related security) should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including mortgage related securities which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, high-risk mortgage securities include securities not entitled to distributions allocated to principal or interest and subordinate securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a high-risk mortgage security, and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

          The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

          There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for them.

                             Method of Distribution

          The securities are being offered hereby in series from time to time (each series evidencing or relating to a separate trust) through any of the following methods:

          o by negotiated firm commitment underwriting and public reoffering by underwriters;

          o by agency placements through one or more placement agents primarily with institutional investors and dealers; and

          o by placement directly by the sponsor with institutional investors.

          A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth:

          o    the identity of any underwriters thereof;

          o either the price at which such series is being offered, the nature and amount of any underwriting discounts or additional compensation to the underwriters and the proceeds


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

               of the offering to the sponsor or the method by which the price at which the underwriters will sell the securities will be determined;

          o information regarding the nature of the underwriters' obligations;

          o any material relationship between the sponsor and any underwriter; and

          o where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the securities so offered.

          In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the securities of the related series if any of those securities are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

          Underwriters and agents may be entitled under agreements entered into with the sponsor to indemnification by the sponsor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

          GreenPoint Mortgage Funding, Inc. or other affiliates of the sponsor may purchase securities and pledge them to secure indebtedness or, together with its pledgees, donees, transferees or other successors in interest, sell the securities, from time to time, either directly or indirectly through one or more underwriters, underwriting syndicates or designated agents.

          If a series is offered other than through underwriters, the prospectus supplement relating to that series will contain information regarding the nature of the offering and any agreements to be entered into between the sponsor and purchasers of securities of that series.

                                  Legal Matters

          The validity of the securities and certain federal income tax consequences with respect to the securities will be passed upon for the sponsor by Dewey Ballantine LLP, New York, New York. Separate counsel named in the prospectus supplement may act as counsel for the underwriter.

                              Financial Information

          A new trust will be formed with respect to each series of securities and no trust will engage in any business activities or have any assets or obligations prior to the issuance of the related series of securities. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the prospectus supplement.

                              Available Information

          The sponsor has filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the securities. This prospectus, which forms a part of the registration statement, and the supplement relating to each series of securities contain information set forth in the registration statement pursuant to the rules and regulations of the SEC. For further information, reference is made to such registration statement and the exhibits thereto, which may be inspected and copied at the facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:

               Chicago Regional Office     New York Regional Office
               500 West Madison Street     233 Broadway
               Chicago, Illinois 60661     New York, New York 10279

          Please call the SEC at (800) 732-0330 for further information on the public reference rooms. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, including the sponsor, that file electronically with the SEC.

                 Incorporation of Certain Documents by Reference

          The SEC allows us to incorporate by reference some of the information we file with it, which means that we can disclose important information to you by referring you to those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the accompanying supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this prospectus. Neither the sponsor nor the servicer for any series intends to file with the SEC periodic reports with respect to the related trust following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities Exchange Act.

          All documents filed by or on behalf of the trust referred to in the accompanying prospectus supplement with the SEC pursuant to section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act on or after the date of that prospectus supplement and prior to the termination of any offering of the securities issued by the trust shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of those documents.

          The trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests for these documents should be directed to the corporate trust office of the trustee specified in the accompanying prospectus supplement.

                                     Rating

          It is a condition to the issuance of the securities of each series offered hereby and by the supplement that they shall be rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the prospectus supplement.

          Ratings on asset-backed securities address the likelihood of receipt by securityholders of all distributions on the trust assets. These ratings address the structural, legal and issuer-related aspects associated with such securities, the nature of the trust assets and the credit quality of the credit enhancer or guarantor, if any. Ratings on asset-backed securities do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which actual prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped securities in extreme cases might fail to recoup their underlying investments.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Further, security ratings do not address the effect of prepayments on the yield anticipated by the investor. Each security rating should be evaluated independently of any other security rating.

                             Index of Defined Terms

Accrual Securities............................................................26
CERCLA........................................................................65
Class Security Balance........................................................26
CLTV..........................................................................18
Code..........................................................................25
Collateral Value..............................................................19
Collection Account............................................................49
Cut-Off Date..................................................................13
Disqualified Organization.....................................................82
DOL...........................................................................95
DTC...........................................................................12
EPA...........................................................................65
ERISA.........................................................................25
ERISA Plan....................................................................94
Euroclear Operator............................................................36
FDIC..........................................................................21
FHA...........................................................................15
Garn-St. Germain Act..........................................................68
Indemnified Parties...........................................................57
Issue Price...................................................................88
L/C Bank......................................................................39
LTV...........................................................................18
NCUA.........................................................................100
Parties in Interest...........................................................94
Permitted Investments.........................................................41
Plan Asset Regulation.........................................................95
Plans.........................................................................94
Policy Statement.............................................................101
PTCE..........................................................................95
RCRA..........................................................................65
Refinance Loan................................................................19
REIT..........................................................................80
Relief Act....................................................................72
REMIC..........................................................................7
Secured Creditor Exclusion....................................................65
Single Family Securities......................................................95
SMMEA........................................................................100
Title V.......................................................................69
Transaction Document..........................................................14
U.S. Person...................................................................92
VA 15.........................................................................15

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         Set forth below is an estimate of the amount of fees and expenses (other than underwriting discounts and commissions) to be incurred in connection with the issuance and distribution of the Offered Securities.


       SEC Filing Fee.........................             $   525,464.24
       Trustee's Fees and Expenses*...........                 521,000.00
       Legal Fees and Expenses*...............               2,381,000.00
       Accounting Fees and Expenses*..........                 595,000.00
       Printing and Engraving Expenses*.......                 446,000.00
       Blue Sky Qualification and Legal
       Investment Fees and Expenses...........                       0.00
       Rating Agency Fees*....................               2,902,000.00
       Miscellaneous*.........................               1,191,000.00
                                                           --------------
       TOTAL..................................             $ 8,561,464.24
                                                           ==============


----------

* Estimated in accordance with Item 511 of Regulation S-K.

Item 15. Indemnification of Directors and Officers.

         Indemnification. Under the laws which govern the organization of the registrant, the registrant has the power and in some instances may be required to provide an agent, including a member or its manager, who was or is a party or is threatened to be made a party to certain proceedings, with indemnification against certain expenses, judgments, fines, settlements and other amounts under certain circumstances. GreenPoint Mortgage Securities LLC's Certificate of Formation and Limited Liability Operating Agreement provide for indemnification of members and managers of the related Registrant to the fullest extent permitted by the laws which govern their organization.

         The form of the Underwriting Agreement, filed as Exhibit 1.1 to this Registration Statement, provides that GreenPoint Mortgage Securities LLC will indemnify and reimburse the underwriter(s) and each controlling person of the underwriter(s) with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under the common law, which arise out of or are based on certain material misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreement provides that the underwriter(s) will similarly indemnify and reimburse GreenPoint Mortgage Securities LLC with respect to certain material misstatements or omissions in the Registration Statement which are based on certain written information furnished by the underwriter(s) for use in connection with the preparation of the Registration Statement.

         Insurance. As permitted under the laws which govern the organization of the registrant, GreenPoint Mortgage Securities LLC's Limited Liability Company Operating Agreement permits the members to purchase and maintain insurance on behalf of the registrant's agents, including their members and managers, against any liability asserted against them in such capacity or arising out of such agents' status as such, whether or not such registrant would have the power to indemnify them against such liability under applicable law.

Item 16. Exhibits.

     1.1 -- Form of Underwriting Agreement (incorporated by reference to
            Exhibit 1.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     3.1 -- Certificate of Formation of GreenPoint Mortgage Securities LLC (incorporated by reference to Exhibit 3.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     3.2 -- Limited Liability Company Operating Agreement of GreenPoint
            Mortgage Securities LLC (incorporated by reference to Exhibit 3.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     4.1 -- Form of Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     4.2 -- Form of Pooling and Servicing Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     4.3 -- Form of Trust Agreement (incorporated by reference to Exhibit 4.3 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

     5.1 -- Opinion of Dewey Ballantine LLP with respect to legality.

     8.1 -- Opinion of Dewey Ballantine LLP with respect to tax matters.

    10.1 -- Form of Mortgage Loan Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

    10.2 -- Form of Sale and Servicing Agreement (incorporated by reference to Exhibit 10.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

    23.1 -- Consent of Dewey Ballantine LLP (included in Exhibit 5.1).

    23.2 -- Consent of Dewey Ballantine LLP (included in Exhibit 8.1).

    24.1 -- Powers of Attorney (included beneath the signature following page II-6 of this Form S-3/A).

    25.1 -- Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939 (to be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939).

Item 17. Undertakings.

     A. Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described above in Item 15, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     B. Undertaking pursuant to Rule 415.

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent on more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the registration statement;

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment by these paragraphs shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     C. Undertaking pursuant to Rule 430A.

         The undersigned registrant hereby undertakes that:

         (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

         (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     D. Undertaking regarding documents incorporated by reference.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     E. Undertaking regarding trust indenture qualification.

         The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.


     F. Undertaking with respect to Exchange Act documents of third parties.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     G. Undertaking with respect to the provision of certain information through an internet web site.

         The undersigned registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB (17 CFR 229.1105), information provided in response to that Item pursuant to Rule 312 of Regulation S-T (17 CFR 232.312) through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, GreenPoint Mortgage Securities LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato, State of California on the 13th day of September, 2005.


                                  GREENPOINT MORTGAGE SECURITIES LLC,
                                  by GREENPOINT MORTGAGE SECURITIES INC.,
                                  its Manager as attorney-in-fact


                                        By  /s/  Steve Abreu
                                            ----------------
                                            Steve Abreu
                                            President


         The Registrant reasonably believes that the security ratings to be assigned to the securities registered hereunder will make the securities "investment grade securities" pursuant to Transaction Requirement B.2 of Form S-3, prior to the sale of such securities.

                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of GreenPoint Mortgage Securities Inc., a Delaware corporation, the Manager and attorney-in-fact for GreenPoint Mortgage Securities LLC, a Delaware limited liability company and a Registrant hereunder, hereby constitute and appoint Steve Abreu and David Petrini, each with full power of substitution and resubstitution, their true and lawful attorneys and agents to sign the names of the undersigned Directors and Officers in the capacities indicated below to the registration statement to which this Power of Attorney is attached, and all amendments (including post-effective amendments) and supplements thereto, and all instruments or documents filed as a part thereof or in connection therewith, and to file the supplements thereto, and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that said attorneys, agents or any of them shall do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          Signature                                       Title                                    Date
          ---------                                       -----                                    ----
/s/  Steve Abreu               President and Director (Principal Executive Officer)          September 13, 2005
----------------
Steve Abreu

/s/  David Petrini             Chief Financial Officer and Director (Principal Financial     September 13, 2005
------------------             Officer and Principal Accounting Officer)
David Petrini

/s/  Becky S. Poisson          Director                                                      September 13, 2005
---------------------
Becky S. Poisson

/s/  Kenneth Siprelle          Director                                                      September 13, 2005
---------------------
Kenneth Siprelle

/s/  John Edmunds              Director                                                      September 13, 2005
-----------------
John Edmunds

                                  EXHIBIT INDEX

     Exhibit

   1.1 -- Form of Underwriting Agreement (incorporated by reference to
          Exhibit 1.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   3.1 -- Certificate of Formation of GreenPoint Mortgage Securities LLC (incorporated by reference to Exhibit 3.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   3.2 -- Limited Liability Company Operating Agreement of GreenPoint
          Mortgage Securities LLC (incorporated by reference to Exhibit 3.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   4.1 -- Form of Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   4.2 -- Form of Pooling and Servicing Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   4.3 -- Form of Trust Agreement (incorporated by reference to Exhibit 4.3 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

   5.1 -- Opinion of Dewey Ballantine LLP with respect to legality.

   8.1 -- Opinion of Dewey Ballantine LLP with respect to tax matters.

  10.1 -- Form of Mortgage Loan Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

  10.2 -- Form of Sale and Servicing Agreement (incorporated by reference to
          Exhibit 10.2 to the Registration Statement by GreenPoint Mortgage Securities Inc. and GreenPoint Mortgage Securities LLC on Form S-3, Reg. No. 333-108405).

  23.1 -- Consent of Dewey Ballantine LLP (included in Exhibit 5.1).

  23.2 -- Consent of Dewey Ballantine LLP (included in Exhibit 8.1).

  24.1 -- Powers of Attorney (included beneath the signature following page II-6 of this Form S-3/A).

  25.1 -- Statement of Eligibility and Qualification of Trustee under the
          Trust Indenture Act of 1939 (to be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939).